UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08085
Exact name of registrant as specified in charter:	Strategic Partners Mutual Funds, Inc.
Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Name and address of agent for service:	William V. Healey Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Registrant’s telephone number, including area code:	973-802-2991
Date of fiscal year end:	10/31/2004
Date of reporting period:	10/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT

OCTOBER 31, 2004

STRATEGIC PARTNERS

MUTUAL FUNDS, INC.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Mutual Funds, Inc.

List of Subadvisers as of October 31, 2004

STRATEGIC PARTNERS FUND NAME	SUBADVISER
Strategic Partners International Growth Fund	William Blair & Company, L.L.C.
Strategic Partners Small Cap Growth Opportunity Fund	State Street Research & Management Company
Strategic Partners Managed Small Cap Growth Fund	Deutsche Asset Management, Inc.
Strategic Partners Small Company Fund	GAMCO Investors, Inc. (Gabelli Asset Management Company)
Strategic Partners Mid Cap Growth Fund	Goldman Sachs Asset Management, L.P.
Strategic Partners Relative Value Fund	Neuberger Berman Management Inc.
Strategic Partners Technology Fund	The Dreyfus Corporation
Strategic Partners Health Sciences Fund	A I M Capital Management, Inc.
Strategic Partners Managed OTC Fund	ProFund Advisors LLC
Strategic Partners Capital Growth Fund	Marsico Capital Management, LLC
Strategic Partners Concentrated Growth Fund	Goldman Sachs Asset Management, L.P.
Strategic Partners Core Value Fund	Sanford C. Bernstein & Co., LLC
Strategic Partners Managed Index 500 Fund	Sanford C. Bernstein & Co., LLC
Strategic Partners Equity Income Fund	Alliance Capital Management, L.P.
Strategic Partners Growth with Income Fund	Massachusetts Financial Services Company (MFS)
Strategic Partners Capital Income Fund	T. Rowe Price Associates, Inc.
Strategic Partners Balanced Fund	American Century Investment Management, Inc.
Strategic Partners High Yield Bond Fund	Goldman Sachs Asset Management, L.P.
Strategic Partners Bond Fund	Pacific Investment Management Company LLC (PIMCO)
Strategic Partners Money Market Fund	Wells Capital Management, Inc.

For more information about Strategic Partners Mutual Funds, Inc. see the prospectus.

Subadvisers are subject to change. You should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing. The prospectus will contain this and other information about the investment company. Please read the prospectus carefully before investing. Shares of Strategic Partners Mutual Funds, Inc. are distributed by Prudential Investment Management Services LLC is a Prudential Financial company.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Summary of Definitions	1

	Fund Performance	Schedule of Investments	Financial Highlights
Strategic Partners International Growth Fund	4	55	190
Strategic Partners Small Cap Growth Opportunity Fund	6	58	190
Strategic Partners Managed Small Cap Growth Fund	8	61	192
Strategic Partners Small Company Fund	10	66	192
Strategic Partners Mid Cap Growth Fund	12	73	194
Strategic Partners Relative Value Fund	14	77	194
Strategic Partners Technology Fund	16	81	196
Strategic Partners Health Sciences Fund	18	83	196
Strategic Partners Managed OTC Fund	20	85	198
Strategic Partners Capital Growth Fund	22	89	198
Strategic Partners Concentrated Growth Fund	24	92	200
Strategic Partners Core Value Fund	26	94	200
Strategic Partners Managed Index 500 Fund	28	98	202
Strategic Partners Equity Income Fund	30	103	202
Strategic Partners Growth with Income Fund	32	106	204
Strategic Partners Capital Income Fund	34	109	204
Strategic Partners Balanced Fund	36	112	206
Strategic Partners High Yield Bond Fund	38	123	206
Strategic Partners Bond Fund	40	138	208
Strategic Partners Money Market Fund	42	146	208

Strategic Partners Mutual Funds, Inc.

CUSIP Numbers and NASDAQ Symbols

FUND	CLASS	CUSIP	NASDAQ
International Growth Fund	A	86277E492	N/A
	B	86277E476	N/A
	C	86277E450	WBCIX
	L*	86277E484	WBAIX
	M**	86277E468	WBBIX
	X***	86277E443	WBZIX

FUND	CLASS	CUSIP	NASDAQ
Small Cap Growth Opportunity Fund	A	86277E831	N/A
	B	86277E815	N/A
	C	86277E781	PBHCX
	L*	86277E823	PBSAX
	M**	86277E799	PBSBX
	X***	86277E773	PBSZX

FUND	CLASS	CUSIP	NASDAQ
Managed Small Cap Growth Fund	A	86277C777	N/A
	B	86277C751	N/A
	C	86277C736	DCAMX
	L*	86277C769	DAMAX
	M**	86277C744	DAMBX
	X***	86277C728	DAMZX

FUND	CLASS	CUSIP	NASDAQ
Small Company Fund	A	86277C645	N/A
	B	86277C629	N/A
	C	86277C595	GCSVX
	L*	86277C637	GASVX
	M**	86277C611	GBSVX
	X***	86277C587	GXSVX

FUND	CLASS	CUSIP	NASDAQ
Mid Cap Growth Fund	A	86277C512	N/A
	B	86277C488	N/A
	C	86277C462	GCMGX
	L*	86277C496	GAMGX
	M**	86277C470	GBMGX
	X***	86277C454	N/A

FUND	CLASS	CUSIP	NASDAQ
Relative Value Fund	A	86277E807	N/A
	B	86277E872	N/A
	C	86277E856	NCBVX
	L*	86277E880	NABVX
	M**	86277E864	NBBVX
	X***	86277E849	NBVZX

FUND	CLASS	CUSIP	NASDAQ
Technology Fund	A	86277C314	N/A
	B	86277C280	N/A
	C	86277C264	ICNVX
	L*	86277C298	IANVX
	M**	86277C272	IBNVX
	X***	86277C256	IXNZX

FUND	CLASS	CUSIP	NASDAQ
Health Sciences Fund	A	86277C371	N/A
	B	86277C355	N/A
	C	86277C330	INHCX
	L*	86277C363	INHAX
	M**	86277C348	IHSBX
	X***	86277C322	N/A

FUND	CLASS	CUSIP	NASDAQ
Managed OTC Fund	A	86277E690	N/A
	B	86277E674	N/A
	C	86277E658	PCMOX
	L*	86277E682	PRMAX
	M**	86277E666	PMOBX
	X***	86277E641	N/A

FUND	CLASS	CUSIP	NASDAQ
Capital Growth Fund	A	86277C249	N/A
	B	86277C223	N/A
	C	86277C199	MARCX
	L*	86277C231	MARAX
	M**	86277C215	MARBX
	X***	86277C181	MARZX

FUND	CLASS	CUSIP	NASDAQ
Concentrated Growth Fund	A	86277C579	N/A
	B	86277C553	N/A
	C	86277C538	CCGSX
	L*	86277C561	CAGSX
	M**	86277C546	CBGSX
	X***	86277C520	CZGSX

FUND	CLASS	CUSIP	NASDAQ
Core Value Fund	A	86277E633	N/A
	B	86277E617	N/A
	C	86277E583	SBVCX
	L*	86277E625	SOVAX
	M**	86277E591	SVCBX
	X***	86277E575	N/A

FUND	CLASS	CUSIP	NASDAQ
Managed Index 500 Fund	A	86277E567	N/A
	B	86277E542	N/A
	C	86277E526	MCIFX
	L*	86277E559	MAIFX
	M**	86277E534	MBIFX
	X***	86277E518	MXIFX

FUND	CLASS	CUSIP	NASDAQ
Equity Income Fund	A	86277C108	N/A
	B	86277C306	N/A
	C	86277C504	AGOCX
	L*	86277C207	AGOAX
	M**	86277C405	AGOBX
	X***	86277C603	AXGOX

FUND	CLASS	CUSIP	NASDAQ
Growth with Income Fund	A	86277C173	N/A
	B	86277C157	N/A
	C	86277C132	GCIFX
	L*	86277C165	GAIFX
	M**	86277C140	GBIFX
	X***	86277C124	GCIZX

FUND	CLASS	CUSIP	NASDAQ
Capital Income Fund	A	86277C447	N/A
	B	86277C421	N/A
	C	86277C397	IEICX
	L*	86277C439	IEIAX
	M**	86277C413	IBEIX
	X***	86277C389	IEIZX

FUND	CLASS	CUSIP	NASDAQ
Balanced Fund	A	86277C702	N/A
	B	86277C884	N/A
	C	86277C868	ACBCX
	L*	86277C801	AACBX
	M**	86277C876	ACBBX
	X***	86277C850	ACBZX

FUND	CLASS	CUSIP	NASDAQ
High Yield Bond Fund	A	86277C710	N/A
	B	86277C686	N/A
	C	86277C660	FCHYX
	L*	86277C694	FHYAX
	M**	86277C678	FBHYX
	X***	86277C652	FHYZX

FUND	CLASS	CUSIP	NASDAQ
Bond Fund	A	86277E765	N/A
	B	86277E740	N/A
	C	86277E724	TCRBX
	L*	86277E757	TARBX
	M**	86277E732	TBRBX
	X***	86277E716	TRBZX

FUND	CLASS	CUSIP	NASDAQ
Money Market Fund****
	D	86277E302	N/A
	C	86277E609	ASCXX
	L*	86277E203	AASXX
	M**	86277E500	ABSXX
	X***	86277E708	ASXXX

*Closed to most new purchases (with the exception of reinvested dividends and purchases by college savings plans) and available for limited exchanges only.

**Closed to new purchases (with the exception of reinvested dividends) and available for limited exchanges only.

***Closed to new purchases and available for limited exchanges only.

****Available for limited exchanges only.

Dear Shareholder,

December 15, 2004

We hope that you find the annual report for Strategic Partners Mutual Funds, Inc. informative and useful. As a Strategic Partners mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and reflects your personal investment profile and tolerance for risk.

Strategic Partners mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners mutual funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Mutual Funds, Inc.

Summary of Definitions

The following pages present information on the investment performance of each Fund that has been in operation for at least 12 months as of October 31, 2004, including comparisons with relevant market indexes.

Definitions for Broad Market Indexes

Investors cannot invest directly in an index. Returns for the Indexes on the following pages would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

S&P MidCap 400 Index—The Standard & Poor’s MidCap 400 Stock Index (S&P MidCap 400 Index) is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed.

Russell 2000 Index—The Russell 2000 Index is an unmanaged, weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value.

NASDAQ-100 Index—The NASDAQ-100 Index is an unmanaged, modified, capitalization-weighted index of the 100 largest and most active nonfinancial domestic and international issues listed on the NASDAQ.

ML High Yield Master II Index—The Merrill Lynch (ML) High Yield Master II Index is an unmanaged index of publicly traded, nonconvertible U.S. bonds rated below investment grade.

Lehman Brothers U.S. Aggregate Bond Index—The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged, market-weighted index that tracks the daily price, coupon pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and nonconvertible investment-grade debt issues without at least $100 million par amount outstanding and with at least one year to final maturity.

Lehman Brothers U.S. Corporate High Yield Index—The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index that is generally representative of corporate bonds rated below investment-grade. It comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 or BB+ (including defaulted issues), and at least one year to maturity.

MSCI EAFE® Index—The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE® Index) is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

Blended Index—The Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Corporate Bond Index at 40%. The Lehman Brothers Government/ Corporate Bond Index is an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities.

Definitions for Lipper Averages

Lipper Averages represent returns based on the average return of all funds in the stated Lipper Average. The returns for the Lipper Averages on the following pages reflect the deduction of operating expenses, but not sales charges or taxes.

Lipper Balanced Funds Average—Funds in the Lipper Balanced Funds Average have primary objectives to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

Lipper Corporate Debt Funds A-Rated Average—Funds in the Lipper Corporate Debt Funds A-Rated Average invest primarily in corporate debt issues rated “A” or better, or government issues.

1

Lipper Equity Income Funds Average—Funds in the Lipper Equity Income Funds Average seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities.

Lipper Health/Biotechnology Funds Average—Funds in the Lipper Health/Biotechnology Funds Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology.

Lipper High Current Yield Funds Average—Funds in the Lipper High Current Yield Funds Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

Lipper International Multi-Cap Growth Funds Average—Funds in the Lipper International Multi-Cap Growth Funds Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Average—Funds in the Lipper Large-Cap Core Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Lipper Large-Cap Growth Funds Average—Funds in the Lipper Large-Cap Growth Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Lipper Large-Cap Value Funds Average—Funds in the Lipper Large-Cap Value Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Lipper Mid-Cap Core Funds Average—Funds in the Lipper Mid-Cap Core Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index.

Lipper Mid-Cap Value Funds Average—Funds in the Lipper Mid-Cap Value Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index.

2

Lipper Money Market Instrument Funds Average—A fund that invests in high-quality financial instruments rated in top two grades with dollar-weighted average maturities of less than 90 days. Intend to keep constant net asset value.

Lipper Multi-Cap Growth Funds Average—Funds in the Lipper Multi-Cap Growth Funds Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds Average—Funds in the Lipper Multi-Cap Value Funds Average, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Lipper Science & Technology Funds Average—Funds in the Lipper Science & Technology Funds Average invest primarily in science and technology stocks.

Lipper Small-Cap Core Funds Average—Funds in the Lipper Small-Cap Core Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

Lipper Small-Cap Growth Funds Average—Funds in the Lipper Small-Cap Growth Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

3

Your Fund’s Performance

Strategic Partners International Growth Fund***

Fund objective

The investment objective of the Strategic Partners International Growth Fund (the Fund) is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	–2.09%
Class B4	N/A	N/A	–2.54
Class C	9.91%	–14.61%	19.12
Class L3	10.00	–12.42	23.05
Class M4	9.92	–14.64	18.91
Class X	10.02	–14.58	18.91
MSCI EAFE® Index[5]	18.84	–4.49	*
Lipper International Multi-Cap Growth Funds Avg.[5]	13.15	–4.33	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	N/A
Class B4	N/A	N/A	N/A
Class C	12.74%	–2.47%	2.00%
Class L3	8.88	–2.80	1.74
Class M4	8.83	–2.70	1.97
Class X	11.66	–2.38	2.23
MSCI EAFE® Index[5]	22.08	–0.85	3.33
Lipper International Multi-Cap Growth Funds Avg.[5]	17.18	–1.01	3.00

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 12/31/97.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

4

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*MSCI EAFE® Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 3.34% for Class A and Class B; and 29.04% for Class C, Class L, Class M, and Class X.

**Lipper International Equity Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are 0.00% for Class A and Class B; and 28.96% for Class C, Class L, Class M, and Class X.

***Between November 11, 2002, and April 12, 2004, the Strategic Partners International Growth Fund was known as ASAF William Blair International Growth Fund. Prior to November 11, 2002, the Strategic Partners International Growth Fund was known as the ASAF Janus Overseas Growth Fund and Janus Capital Management, LLC served as subadviser to the Fund.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/04
Sanofi-Aventis, Pharmaceuticals	3.3%
SAP AG, Computer Services & Software	3.0
HSBC Holdings PLC, Financial—Bank & Trust	3.0
Manulife Financial Corp., Insurance	3.0
Canon, Inc., Office Equipment	2.9

Holdings are subject to change.

Investment Adviser’s Report

William Blair & Company, L.L.C.

For the fiscal year ended October 31, 2004, the Strategic Partners International Growth Fund’s Class L shares (formerly Class A shares) had a total return of 10.00% compared with the 18.84% return of the MSCI EAFE® Index.

Value stocks outperformed growth stocks globally by approximately 10% during the Fund’s fiscal year. Energy, materials, industrials, and telecommunication services were the strongest-performing sectors, significantly outperforming traditionally growth-oriented sectors such as consumer discretionary, healthcare, and technology. In a reversal from the previous 12-month period, Japan and the United States lagged Europe and Pacific region (ex Japan) by wide margins. International equity results were bolstered by a weakening U.S. dollar against most foreign currencies.

The Fund underperformed primarily because it maintained a consistent focus on quality growth companies in a value-led market. Its emphasis on Asia and market sectors that tend to do well in a growing economy (cyclicals) had helped its performance in the previous 12-month period, but detracted from relative performance in this reporting period. Conversely, the Fund’s Canadian stocks added value. Stock selection was mixed across sectors with holdings in consumer staples, energy, and telecommunication services performing relatively well, but offset by underperformance in healthcare, industrials, and materials.

The strongest contributors to the Fund’s return were diversified by sector and region. Research in Motion, the Blackberry device manufacturer, benefited from continued global market penetration. Manulife Financial, the Canadian insurer, increased its market share by acquiring John Hancock. BG Group, a British natural gas producer, benefited from strong global production growth as well as from the recent increase in gas prices. Detractors from return included Nortel Networks and British Sky Broadcasting, which were hampered by company-specific issues.

5

Your Fund’s Performance

Strategic Partners Small Cap Growth Opportunity Fund***

Fund objective

The investment objective of the Strategic Partners Small Cap Growth Opportunity Fund (the Fund) is to seek capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	–19.12%
Class B4	N/A	N/A	–19.60
Class C	–14.30%	–42.32%	–2.46
Class L3	–13.80	–40.87	1.05
Class M4	–14.22	–42.21	–2.46
Class X	–14.31	–42.34	–2.56
Russell 2000 Index[5]	11.73	45.19	*
Lipper Small–Cap Growth Funds Avg.[5]	2.52	13.64	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	N/A
Class B4	N/A	N/A	N/A
Class C	–10.48%	–7.84%	–0.74%
Class L3	–13.45	–8.32	–0.96
Class M4	–14.18	–8.18	–0.74
Class X	–12.04	–7.94	–0.53
Russell 2000 Index[5]	18.77	7.41	5.95
Lipper Small–Cap Growth Funds Avg.[5]	9.15	1.71	3.69

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

6

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*Russell 2000 Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are –0.48% for Class A and Class B; and 54.31% for Class C, Class L, Class M, and Class X.

**Lipper Small-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are –4.27% for Class A and Class B; and 43.45% for Class C, Class L, Class M, and Class X.

***Between September 14, 2001 and April 12, 2004, the Strategic Partners Small Cap Growth Opportunity Fund was known as ASAF PBHG Small-Cap Growth Fund, and Pilgrim Baxter & Associates, Ltd. served as subadviser to the Fund. Between January 1, 1999, and September 14, 2001, the Strategic Partners Small Cap Growth Opportunity Fund was known as the ASAF Janus Small-Cap Growth Fund, and Janus Capital Management LLC served as subadviser to the Fund. Prior to January 1, 1999, the Fund was known as the ASAF Founders Small Capitalization Fund, and Founders Asset Management LLC served as subadviser to the Fund.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
Ask Jeeves, Inc., Internet Services	3.2%
American Tower Corp., Telecommunications	2.9
Resources Connection, Inc., Business Services	2.9
Harman International Industries, Inc., Electronic Components & Equipment	2.7
Affiliated Managers Group, Inc., Financial Services	2.6

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

State Street Research & Management Company

For the fiscal year ended October 31, 2004, the Strategic Partners Small Cap Growth Opportunity Fund’s Class L shares (formerly Class A shares) had a total return of –13.80% compared with the +11.73% of the Russell 2000 Index. Small-cap growth stocks substantially underperformed small-cap value stocks during this period. On May 3, 2004, investment management was transferred from Pilgrim Baxter & Associates, Ltd. (PBHG) to State Street Research & Management, in part because of performance issues. However, the Fund had negative returns and trailed the Russell 2000 Growth Index under both advisers. During the period PBHG advised the Fund, holdings in technology, commercial services, healthcare, and consumer cyclicals all detracted significantly from its return. Electronic equipment maker MKS Instruments, computer hardware companies Scandisk and Foundry Networks, and semiconductor producer Integrated Silicon Solutions were major detractors. Commercial services companies Career Education Corp, Integrated Alarm Services, and Corinthian Colleges also hurt the Fund’s performance. Three major healthcare holdings continued to detract from the Fund’s returns: Odyssey Healthcare, Taro Pharmaceutical, and Abenix.

During the period State Street Research & Management advised the Fund, good stock selection in the utilities and financial sectors was offset by weak selection in the consumer discretionary, technology, and healthcare sectors. On the positive side, Western Wireless, a leading provider of wireless communications services to rural America, had gains after strong first- and second-quarter financial results. In addition, several banks and savings and loans provided a boost when fears of a dramatic rise in inflation moderated. On the downside, post-secondary education providers SkillSoft, Corinthian Colleges, and Career Education lost nearly half their value during the period as investors reacted to allegations of impropriety and reduced earnings expectations. We eliminated the Fund’s positions in all three. A position in eCollege, a technology and service provider for on-line education, dropped precipitously with the broader decline in post-secondary education names. We eliminated our position in eCollege following disappointing third-quarter earnings guidance. In semiconductors, heightened inventories and waning demand weighed heavily on investor sentiment, driving stock prices lower. We continue to believe there are attractive companies in the industry with compelling business fundamentals. We initiated new positions in several semiconductor stocks at attractive prices.

7

Your Fund’s Performance

Strategic Partners Managed Small Cap Growth Fund***

Fund objective

The investment objective of the Strategic Partners Managed Small Cap Growth Fund (the Fund) is to seek maximum growth of investors’ capital from a portfolio primarily of growth stocks of smaller companies. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Since Inception[2]
Class A3	N/A	–8.73%
Class B4	N/A	–10.20
Class C	0.00%	–50.30
Class L3	0.59	–49.10
Class M4	0.20	–50.30
Class X	0.20	–50.20
Russell 2000 Index[5]	11.73	*
Lipper Small-Cap Growth Funds Avg.[5]	2.52	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Since Inception[2]
Class A3	N/A	N/A
Class B4	N/A	N/A
Class C	6.23%	–14.41%
Class L3	2.45	–15.10
Class M4	2.19	–14.83
Class X	4.72	–14.52
Russell 2000 Index[5]	18.77	1.13
Lipper Small-Cap Growth Funds Avg.[5]	9.15	–8.60

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 3/1/00.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

8

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*Russell 2000 Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are –0.48% for Class A and Class B; and 7.35% for Class C, Class L, Class M, and Class X.

**Lipper Small-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are –4.27% for Class A and Class B; and –26.22% for Class C, Class L, Class M, and Class X.

***Between December 10, 2001, and April 12, 2004, the Strategic Partners Managed Small Cap Growth Fund was known as ASAF DeAM Small-Cap Growth Fund. Prior to December 10, 2001, the Strategic Partners Managed Small Cap Growth Fund was known as the ASAF Scudder Small-Cap Growth Fund, and Zurich Scudder Investments, Inc. served as subadviser to the Fund.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
CEC Entertainment, Inc., Restaurants	1.3%
Denbury Resources, Inc., Oil & Gas	1.2
Pinnacle Airlines Corp, Airlines	1.2
Georgia Gulf Corp., Chemicals	1.1
Ventana Medical Systems, Inc., Medical Supplies & Equipment	1.1

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

Deutsche Asset Management, Inc.

For the fiscal year ended October 31, 2004, the Strategic Partners Managed Small Cap Growth Fund’s Class L shares shares (formerly Class A shares) had a total return of 0.59% compared with a 11.73% return for the Russell 2000 Index.

Small-cap stocks performed well, as they are generally favored during an economic recovery. However, value investing dramatically outperformed growth as the Russell 2000 Value Index gained 17.99% versus 5.53% for the Russell 2000 Growth Index. It benefited from more exposure to commodity-sensitive sectors such as energy and materials, and less to the poor-performing technology sector.

Stock selection in the capital goods and technology hardware & equipment industry groups accounted for most of the Fund’s underperformance. Semiconductor-related holdings were hurt by concern about slowing information technology spending. The Internet, bank, and real estate industry groups contributed to relative returns. Real estate stocks benefited from investors who turned to it because of its dividends in contrast to low bond yields. Commercial banks moved higher on rumors of further consolidation in the industry, while mortgage finance firms moved higher as housing remained strong and inflation fears subsided.

Among individual holdings, an underweight in OSI Pharmaceuticals and overweight in Quidel Corp. detracted most from relative performance. On our model, OSI’s business fundamentals were poor compared with its industry peers. However, its stock rose on speculation that the FDA would approve its lung cancer drug Tarceva after it performed well in clinical tests. Quidel Corp. develops and markets point-of-care (POC) rapid diagnostic tests for the detection and management of a variety of medical conditions and illnesses. Its share price fell as patent infringement lawsuits led to downward revisions in earnings estimates. We sold our entire position in Quidel in August 2004 as the company’s business fundamentals deteriorated.

Positions in Advanced Medical Optics and Patina Oil & Gas were key contributors to relative performance. Advanced Medical Optics, which makes medical eye-care devices and products, rose as its management’s initiatives to accelerate revenue and operating margins paid off. On our quantitative model, Advanced Medical Optics continues to have a higher earnings quality ranking than its peers. Patina acquires and develops oil and natural gas properties. Its shares have rallied with record high energy prices.

9

Your Fund’s Performance

Strategic Partners Small Company Fund***

Fund objective

The investment objective of the Strategic Partners Small Company Fund (the Fund) is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	1.28%
Class B4	N/A	N/A	0.76
Class C	14.30%	77.36%	56.94
Class L3	14.90	81.94	62.90
Class M4	14.36	77.59	57.14
Class X	14.27	77.59	57.14
Russell 2000 Index[5]	11.73	45.19	*
Lipper Small-Cap Core Funds Avg.[5]	12.93	71.51	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	N/A
Class B4	N/A	N/A	N/A
Class C	16.90%	11.27%	6.17%
Class L3	12.70	10.68	5.95
Class M4	13.06	11.00	6.18
Class X	15.87	11.46	6.46
Russell 2000 Index[5]	18.77	7.41	5.95
Lipper Small-Cap Core Funds Avg.[5]	20.52	10.58	7.53

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

10

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*Russell 2000 Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are –0.48% for Class A and Class B; and 54.31% for Class C, Class L, Class M, and Class X.

**Lipper Small-Cap Core Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are 0.21% for Class A and Class B; and 74.73% for Class C, Class L, Class M, and Class X.

***Prior to September 11, 2000, the Strategic Partners Small Company Fund was known as the ASAF T. Rowe Price Small Company Value Fund, and T. Rowe Price Associates, Inc. served as subadviser to the Fund.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
Cablevision Systems New York Group. (Class “A” Stock), Cable Television	2.4%
Precision Castparts Corp., Industrial Products	1.8
Thomas & Betts Corp, Electronic Components & Equipment	1.7
Sybron Dental Specialties, Inc., Medical Supplies & Equipment	1.6
Curtiss-Wright Corp (Class “B” Stock), Aerospace	1.6

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

GAMCO Investors, Inc. (Gabelli Asset Management Company)

For the fiscal year ended October 31, 2004, the Strategic Partners Small Company Fund’s Class L shares (formerly Class A shares) had a total return of 14.90% compared with the return of 11.73% for the Russell 2000 Index.

Corporate earnings generally grew rapidly during this period. For four successive calendar quarters through the one ending June 30, 2004, overall year-to-year earnings increases exceeded 20%. In general, small-capitalization stocks performed better than stocks of larger firms during the Fund’s fiscal year. In our view, much of this advantage is attributable to the desire of many companies to start growing again following the protracted downturn that began in early 2000. Since raising revenues via price increases was not a viable option in the low-inflation environment, there was a significant pick-up in growth by acquisition.

Our traditional overweighting in the consumer discretionary and industrial sectors contributed to our outperformance of the Russell 2000 Index. The primary contributors included several utility holdings, including XTO Energy, Devon Energy, Allegheny Corporation, and El Paso Electric. A number of industrial positions also contributed, notably Thomas & Betts, Precision Castparts, and GenCorp. We also enjoyed appreciation in communication and media holdings Vimpel-Communications and Western Wireless.

If the Federal Reserve (the Fed) is able to calm inflation, the situation in Iraq stabilizes, and there are no major terrorist episodes, strong corporate profit growth should provide traction for the stock market. Conversely, if inflation continues to rise, forcing the Fed to tighten more aggressively and/or Iraq implodes and the terrorists get past our defenses, good earnings may not be enough to support stock prices. Looking to 2005, the primary issue will be how the economy and corporate profits fare absent the monetary and fiscal stimulus that produced this strong rebound. Barring any unforeseeable political or economic calamity, the Fed will likely remain focused on inflation rather than on spurring economic activity. Newly re-elected President Bush will be forced to deal with large federal budget deficits, making additional tax relief less likely. Higher mortgage rates will limit the number of Americans taking cash out of their home equity. Clearly the economy and corporate profits will be facing a headwind. If it is a gentle breeze, stocks can make decent progress. If it is a strong gale, equities will be vulnerable.

11

Your Fund’s Performance

Strategic Partners Mid Cap Growth Fund***

Fund objective

The investment objective of the Strategic Partners Mid Cap Growth Fund (the Fund) is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Since Inception[2]
Class A3	N/A	0.23%
Class B4	N/A	–0.24
Class C	9.14%	–58.18
Class L3	9.51	–57.32
Class M4	9.12	–58.08
Class X	9.14	–58.18
S&P MidCap 400 Index[5]	11.04	*
Lipper Mid-Cap Growth Funds Avg.[5]	5.26	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Since Inception[2]
Class A3	N/A	N/A
Class B4	N/A	N/A
Class C	10.89%	–19.98%
Class L3	7.27	–20.73
Class M4	7.41	–20.33
Class X	10.13	–20.10
S&P MidCap 400 Index[5]	17.55	3.32
Lipper Mid-Cap Growth Funds Avg.[5]	10.42	–11.09

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 9/11/00.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

12

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P MidCap 400 Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 0.43% for Class A and Class B; and 16.11% for Class C, Class L, Class M, and Class X.

**Lipper Mid-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are –1.61% for Class A and Class B; and –32.77% for Class C, Class L, Class M, and Class X.

***Prior to November 11, 2002, the Strategic Partners Mid Cap Growth Fund was known as the ASAF Janus Mid-Cap Growth Fund, and Janus Capital Management LLC served as subadviser to the Fund.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
Symantec Corp., Computer Software	2.6%
Coach, Inc., Clothing & Apparel	2.6
Harman International Indus., Inc., Other Consumer Discretionary	2.4
Avocent Corp., Computer Hardware	2.3
Williams-Sonoma, Inc. Retailing	2.1

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

Goldman Sachs Asset Management, L.P.

For the fiscal year ended October 31, 2004, the Strategic Partners Mid Cap Growth Fund’s Class L shares (formerly Class A shares) had a total return of 9.51% compared with a return of 11.04% for the S&P MidCap 400 Index and 8.77% for the Russell Midcap Growth Index. The Fund was aided by strength in the technology, healthcare, and consumer staples sectors, but was negatively affected by its exposure to the media industry.

Growth stocks continued to significantly underperform their value counterparts. This continues a trend that began in 2000. Within the growth arena, the strongest-performing sectors over the past year were cyclicals, energy, and producer goods & services.

The Fund’s positions in technology companies Flir Systems, Tessera Technologies, and Checkfree were strong contributors to its return. Flir, a developer and supplier of a wide range of infrared imaging products, had posted good earnings during the period. In addition to solid growth, it had several positive catalysts that suggest growth could continue to be strong for the foreseeable future. Many of the Fund’s healthcare companies were up over the period, with Biogen Idec (which was formed by the merger of Biogen and Idec in 2003) and Charles River Labs contributing significantly to performance. We believe that Biogen Idec is an attractive company as it has two blockbuster drugs on the market, two drugs that were launched within the past year, and one promising drug in its pipeline. We feel the company is one of the more developed and diversified biotechnology companies and is currently reasonably valued.

Companies with significant exposure to the radio advertising market continued to experience weakness as analysts were disappointed by near-term advertising sales. The Fund’s positions in Entravision Communications and Citadel Broadcasting detracted from results. However, the stocks showed some improvement toward the end of the reporting period.

13

Your Fund’s Performance

Strategic Partners Relative Value Fund

Fund objective

The investment objective of the Strategic Partners Relative Value Fund (the Fund) is to seek capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	2.17%
Class B4	N/A	N/A	1.68
Class C	15.21%	71.04%	95.03
Class L3	15.81	75.37	101.04
Class M4	15.21	71.04	95.03
Class X	15.18	70.99	94.63
S&P MidCap 400 Index[5]	11.04	59.32	*
Lipper Mid-Cap Value Funds Avg.[5]	15.64	79.36	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	N/A
Class B4	N/A	N/A	N/A
Class C	21.11%	11.52%	11.27%
Class L3	16.82	11.13	10.91
Class M4	17.38	11.48	11.36
Class X	20.30	11.90	11.68
S&P MidCap 400 Index[5]	17.55	10.51	14.35
Lipper Mid-Cap Value Funds Avg.[5]	21.78	11.73	13.04

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 8/19/98.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

14

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P MidCap 400 Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 0.43% for Class A and Class B; and 129.74% for Class C, Class L, Class M, and Class X.

**Lipper Mid-Cap Value Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are 2.36% for Class A and Class B; and 118.12%, for Class C, Class L, Class M, and Class X.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
North Fork Bancorp, Inc., Financial—Bank Trust	2.5%
SPX Corp., Industrial Products	2.5
BorgWarner, Inc., Automotive Parts	2.4
AutoZone, Inc., Automotive Parts	2.4
Bear Stearns Cos, Inc., Financial Services	2.4

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

Neuberger Berman Management Inc.

For the fiscal year ended October 31, 2004, the Strategic Partners Relative Value Fund’s Class L shares (formerly Class A shares) had a total return of 15.81% compared with a return of 11.04% for the S&P MidCap 400 Index and 19.74% for the Russell Midcap Value Index.

Over this time period, the Russell Midcap Value Index was the best-performing broad-based domestic equity index with more than double the return of its mid-cap growth counterpart. Its energy sector produced the highest return, but materials, utilities, and industrials also had sizable gains. The financials sector, with a solid return and large weighting, made a substantial contribution to its total return. Healthcare was the weakest sector, followed by techology.

The Fund underperformed the Russell Midcap Value Index due largely to its industrial and financial holdings’ less robust performance. Its underweight in materials and utilities hurt relative performance as well. Although its healthcare stocks substantially outperformed their Index counterparts, a significant overweight in the sector held down relative return. In contrast, the Fund gained ground versus the Index in the energy sector because of its higher average return and heavier weighting. An underweight in technology also helped relative return.

The Fund’s total return was driven by its energy and financial holdings. Positions in consumer discretionary, healthcare, and consumer staples also contributed. Industrial and utility positions made smaller contributions, while technology holdings detracted slightly. Various macroeconomic issues, such as the strength of the economy, rising interest rates, high oil prices, and geopolitical uncertainties, affected the equity market over the past year. As bottom-up portfolio managers, we tried to position the Fund to perform well regardless of what happened on the economic front. For example, conventional wisdom dictates that financial stocks should be avoided in a rising interest-rate environment. We believe we own some of the highest-quality financial companies, with managements who are well aware of the hazards of rising interest rates and who have positioned their businesses accordingly. In the second quarter 2004, many investors began to doubt that financials would be able to increase earnings as interest rates climbed, but our research led us to believe that the Fund’s financial holdings could do so. Although more time is needed to prove our case, we remain comforted by their low valuations (share prices in relation to earnings and assets) and high returns on equity. In addition, two of our financial holdings were bought out at premiums of more than 20% over their then current share prices, demonstrating that others see our holdings’ value.

15

Your Fund’s Performance

Strategic Partners Technology Fund

Fund objective

The investment objective of the Strategic Partners Technology Fund (the Fund) is to seek capital growth by investing primarily in the equity securities of companies engaged in technology-related industries. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Since Inception[2]
Class A3	N/A	–8.90%
Class B4	N/A	–9.16
Class C	–5.13%	–74.10
Class L3	–4.66	–73.36
Class M4	–5.15	–74.20
Class X	–5.11	–74.00
S&P 500 Index[5]	9.41	*
Lipper Science & Technology Funds Avg.[5]	–3.14	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Since Inception[2]
Class A3	N/A	N/A
Class B4	N/A	N/A
Class C	–2.60%	–29.40%
Class L3	–6.02	–29.98
Class M4	–6.77	–29.82
Class X	–4.43	–29.43
S&P 500 Index[5]	13.86	–5.82
Lipper Science & Technology Funds Avg.[5]	1.02	–25.67

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 9/11/00.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

16

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 1.34% for Class A and Class B; and –20.51% for Class C, Class L, Class M, and Class X.

**Lipper Science & Technology Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are –6.24% for Class A and Class B; and –66.27% for Class C, Class L, Class M, and Class X.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
Dell, Inc., Computer Hardware	4.2%
eBay, Inc., Internet Services	4.0
Yahoo!, Inc., Internet Services	3.7
Microsoft Corp., Computer Services & Software	3.6
QUALCOMM, Inc., Telecommunications	3.5

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

The Dreyfus Corporation

For the fiscal year ended October 31, 2004, the Strategic Partners Technology Fund’s Class L shares (formerly Class A shares) had a total return of –4.66% compared with the +9.41% return of the S&P 500 Index. On July 20, 2004, investment management was transferred from INVESCO to Dreyfus. Part of the Fund’s underperformance was due to the fact that the technology sector was the worst-performing sector in the S&P 500 Index during most of the reporting period. The sector’s return was about in line with the overall S&P 500 Index during the period Dreyfus managed the Fund. However, taken over the full fiscal year, the technology sector trailed other sectors.

Under INVESCO’s management, the Fund emphasized the semiconductor, software, and communications equipment industries. The semiconductor industry was the largest detractor from the Fund’s performance during this period as shares of Intel and Texas Instruments performed poorly. In software, systems software stocks such as Veritas and Novell were among the largest detractors, but application software stocks such as BEA Systems also hindered performance. Computer storage and peripherals firms Sandisk and EMC Corporation were detractors, as were holdings in the electronic equipment & instrument and technology services industries. Internet software and services stocks were the largest positive contributors to performance as Yahoo! posted solid returns. Office electronics stocks such as Zebra Technologies also performed well. Biotechnology stocks benefited as shares of Biogen posted double-digit gains.

During the period Dreyfus managed the Fund, it outperformed both the S&P 500 Index and the Index’s technology sector. It showed greatest strength in the security software and Internet software & services industries. We believe security software is a long-term growth industry because of the increasing threat of computer intrusion and viruses to both consumers and businesses. Among Internet companies, we find fewer investment opportunities than a few years ago. We emphasize companies with proven business models and strong brand names. The Fund lost ground with networking equipment provider Cisco Systems. Cisco is facing weak technology spending by large enterprises, partly due to decelerating economic conditions. Healthcare holding Teva Pharmaceuticals also declined as investors suspected that its share prices already reflected much of its potential near-term growth. Broadcom’s decelerating growth and inventory build-up weighed heavily on its stock, prompting us to sell our position.

17

Your Fund’s Performance

Strategic Partners Health Sciences Fund

Fund objective

The investment objective of the Strategic Partners Health Sciences Fund (the Fund) is to seek growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Since Inception[2]
Class A3	N/A	–7.79%
Class B4	N/A	–8.34
Class C	4.90%	9.10
Class L3	5.42	10.90
Class M4	4.91	8.90
Class X	5.00	9.20
S&P 500 Index[5]	9.41	*
Lipper Health/Biotechnology Funds Avg.[5]	5.93	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Since Inception[2]
Class A3	N/A	N/A
Class B4	N/A	N/A
Class C	7.24%	2.54%
Class L3	3.60	1.60
Class M4	3.42	1.99
Class X	5.98	2.50
S&P 500 Index[5]	13.86	–1.34
Lipper Health/Biotechnology Funds Avg.[5]	9.16	–1.78

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6% and, 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 3/1/01.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

18

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 1.34% for Class A and Class B; and –3.26% for Class C, Class L, Class M, and Class X.

**Lipper Health/Biotechnology Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are –5.29% for Class A and Class B; and –6.27% for Class C, Class L, Class M, and Class X.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
Wyeth, Healthcare Supplies	5.5%
Sanofi-Sythelab SA [ADR], Pharmaceuticals	5.4
Amgen, Inc., Biotechnology Healthcare	5.3
Pfizer, Inc., Pharmaceuticals—Research & Manufacturing	5.0
Forest Laboratories, Inc., Pharmaceuticals—Manufacturing	4.9

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

INVESCO Institutional (N.A.), Inc.

For the fiscal year ended October 31, 2004, the Strategic Partners Health Sciences Fund’s Class L shares (formerly Class A shares) had a total return of 5.42% compared with the 9.41% return of the S&P 500 Index. The underperformance was primarily because healthcare overall had the second worst sector return in the S&P 500 Index over the Fund’s reporting period, beating only technology. The Fund outperformed the S&P 500 Healthcare Index which rose only 1.84%.

Over the past year, the strongest performing healthcare stocks have been companies doing speculative early-stage development. The Fund’s investment discipline generally eliminated such high-risk investments. We emphasized the pharmaceutical, healthcare equipment, and healthcare providers & services industries. Exposure to large pharmaceutical stocks, a group that performed relatively poorly, hurt the Fund’s return. Merck shares slid after the company announced it was removing its top selling arthritis drug Vioxx from the market. However, the impact of pharmaceuticals was more than offset by the strong returns in the Fund’s other two industry emphases, which together made up almost half of the portfolio, on average. For example, many positions in managed healthcare providers posted double-digit returns. Healthcare equipment stocks also performed particularly well. However, healthcare distributors detracted from return. Among smaller exposures, the Fund’s biotechnology holdings contributed to its beating the S&P 500 Healthcare Index.

We expect the environment in healthcare to change over the coming 12 months as investor psychology turns somewhat more positive and political uncertainty is resolved. More important, if the Federal Reserve continues to raise interest rates, which normally slows an economy, the less economically sensitive growth sectors such as pharmaceuticals will become more attractive. Thus, we believe that both the intermediate-term (next 12–24 months) and long-term investment outlooks for healthcare equities are very attractive.

19

Your Fund’s Performance

Strategic Partners Managed OTC Fund***

Fund objective

The investment objective of the Strategic Partners Managed OTC Fund (the Fund) is to provide investment results that correlate to the performance of a benchmark for securities that are traded in the over-the-counter market. The Fund’s current benchmark is a multiple of the NASDAQ-100 Index. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Since Inception[2]
Class A3	N/A	–1.54%
Class B4	N/A	–2.72
Class C	3.31%	–75.00
Class L3	4.08	–74.50
Class M4	3.29	–74.90
Class X	3.29	–74.90
NASDAQ-100 Index[5]	4.97	*
Lipper Multi-Cap Growth Funds Avg.[5]	4.69	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Since Inception[2]
Class A3	N/A	N/A
Class B4	N/A	N/A
Class C	5.80%	–29.98%
Class L3	1.27	–30.78
Class M4	1.27	–30.33
Class X	3.80	–30.08
NASDAQ-100 Index[5]	8.36	–22.86
Lipper Multi-Cap Growth Funds Avg.[5]	9.64	–14.39

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6% and, 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 9/11/00.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

20

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*NASDAQ-100 Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 3.36% for Class A and Class B; and –63.54% for Class C, Class L, Class M, and Class X.

**Lipper Multi-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are –1.51% for Class A and Class B; and –42.71% for Class C, Class L, Class M, and Class X.

***Prior to March 1, 2001, the Strategic Partners Managed OTC Fund was known as the ASAF Rydex Managed OTC Fund, and Rydex Global Advisors served as subadviser to the Fund.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
Microsoft Corp., Software	8.1%
QUALCOMM Inc., Telecommunications	6.3
Intel Corp., Semiconductors	3.9
eBay, Inc., Internet	3.7
Cisco Systems, Inc., Telecommunications	3.6

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

ProFund Advisors LLC

For the fiscal year ended October 31, 2004, the Strategic Partners Managed OTC Fund’s Class L shares (formerly Class A shares) had a total return of 4.08% compared with a return of 4.97% for the NASDAQ-100 Index (the Index).

The NASDAQ-100 Index is an unmanaged index that includes 100 of the largest (based on market capitalization) and most active non-financial domestic and international companies listed on the NASDAQ Stock Market. It includes major industry groups such as computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain financial companies, including investment companies.

We manage the Fund using a passive index approach, not speculating on the future direction of the overall NASDAQ-100 Index or of any of the companies included in it. We use leveraged investment techniques (investing borrowed money) to give the Fund approximately 125% exposure to the Index every day. The Fund has tracked its daily target of 125% of the Index return very closely over the reporting period.

At the beginning of the Fund’s fiscal year, U.S. equity markets were benefiting from strong economic data. Third-quarter 2003 gross domestic product (GDP) was reported growing at an 8.2% annualized rate. The Index was able to deliver positive returns over the reporting period despite continued geopolitical concerns and corporate profit warnings, particularly from technology companies. The markets were also held down by the shift in interest-rate policy by the U.S. Federal Reserve Open Market Committee, which raised short-term interest rates for the first time in four years, and by steadily rising oil prices.

Six of the Fund’s 10 largest equity holdings had positive returns. The largest gains came from Apple Computer, up 127.4%; QUALCOMM, up 74.14%; and eBay, up 71.97%. The worst performance in the top 10 was Intel’s 32.40% slide over the period. Taking into account both the size of the Fund’s position and the stock’s rise, QUALCOMM made the largest positive contribution to its return.

21

Your Fund’s Performance

Strategic Partners Capital Growth Fund

Fund objective

The investment objective of the Strategic Partners Capital Growth Fund (the Fund) is to seek capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	–2.11%
Class B4	N/A	N/A	–2.55
Class C	2.20%	–10.42%	29.80
Class L3	2.76	–8.09	34.11
Class M4	2.20	–10.41	30.00
Class X	2.21	–10.49	29.70
S&P 500 Index[5]	9.41	–10.60	*
Lipper Large-Cap Growth Funds Avg.[5]	2.67	–27.41	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	N/A
Class B4	N/A	N/A	N/A
Class C	8.95%	–1.00%	4.28%
Class L3	5.23	–1.30	3.99
Class M4	5.14	–1.19	4.34
Class X	7.70	–0.92	4.59
S&P 500 Index[5]	13.86	–1.31	4.05
Lipper Large-Cap Growth Funds Avg.[5]	7.12	–5.45	1.50

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 8/19/98.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

22

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 1.34% for Class A and Class B; and 29.25% for Class C, Class L, Class M, and Class X.

**Lipper Large-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are –2.00% for Class A and Class B; and 12.43% for Class C, Class L, Class M, and Class X.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
UnitedHealth Group, Inc., Healthcare Services	7.3%
QUALCOMM, Inc., Telecommunications	5.9
SLM Corp., Financial Services	5.9
Citigroup, Inc., Financial Services	5.2
General Electric Co., Electric Components & Equipment	5.1

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

Marsico Capital Management, LLC

For the fiscal year ended October 31, 2004, the Strategic Partners Capital Growth Fund’s Class L shares (formerly Class A) had a total return of 2.76% compared with the 9.41% return of the S&P 500 Index. Overall, many value-oriented areas of the market performed well, while many growth-oriented industries were best avoided. Energy, utilities, telecommunications services, and materials were the strongest-performing sectors in the Index, while healthcare and information technology, two traditional growth sectors, struggled somewhat.

A significant part of the Fund’s performance shortfall as compared to the Index can be attributed to our economic sector allocations. Throughout the year we had minimal exposure to the energy, materials, utilities, and telecommunications services sectors. The relative lack of exposure to these areas, particularly energy, contributed materially to the Fund’s underperformance. Our investment process focuses on companies, industries, and sectors where we have a high level of conviction in the long-term earnings growth potential. On the basis of a historical perspective, we have generally taken the view that growth potential in the energy, materials, and utilities sectors has not been compelling. However, in the past we have invested in telecommunications services.

Our stock selection in the retailing industry was a second significant source of underperformance. Tiffany & Co., Amazon.com, and Sears Roebuck & Co. were among the Fund’s weakest-performing individual holdings. (Amazon.com and Sears Roebuck & Co. were no longer held by the Fund at period-end.) Retailers were under pressure throughout much of the year due to concerns about the overall pace and magnitude of the U.S. economic recovery and about consumer spending. Tiffany was under further strain due to disappointing financial results in Japan. Stock selection in the transportation industry also detracted from the Fund’s results, with low-cost airlines JetBlue Airways and Ryanair each declining more than 30% before we sold them.

There were several bright spots. The Fund benefited from investments in the healthcare equipment and services industry, including positions in UnitedHealth Group and Zimmer Holdings, a medical device company that specializes in hip and knee replacements. Genentech, a biotechnology company, posted a strong return and was one of the Fund’s largest positions during the reporting period. Our technology hardware and equipment investments rose significantly, led by wireless telecommunications technology company QUALCOMM. The Fund also benefited from the performance of positions in the hotel/casino operator industry, including Wynn Resorts and Mandalay Resort Group. (Mandalay Resort Group was sold prior to October 31, 2004.)

23

Your Fund’s Performance

Strategic Partners Concentrated Growth Fund***

Fund objective

The investment objective of the Strategic Partners Concentrated Growth Fund (the Fund) is to seek growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	–4.27%
Class B4	N/A	N/A	–4.92
Class C	1.15%	–50.49%	–3.53
Class L3	1.64	–49.16	0.20
Class M4	1.15	–50.41	–3.23
Class X	1.15	–50.41	–3.13
S&P 500 Index[5]	9.41	–10.60	*
Lipper Large-Cap Growth Funds Avg.[5]	2.67	–27.41	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	N/A
Class B4	N/A	N/A	N/A
Class C	1.08%	–12.25%	–0.91%
Class L3	–2.34	–12.69	–1.10
Class M4	–2.81	–12.58	–0.86
Class X	–0.39	–12.32	–0.65
S&P 500 Index[5]	13.86	–1.31	3.72
Lipper Large-Cap Growth Funds Avg.[5]	7.12	–5.45	1.03

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

24

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to inception cumulative total returns as of 10/31/04 are 1.34% for Class A and Class B; and 31.93% for Class C, Class L, Class M, and Class X.

**Lipper Large-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are –2.00% for Class A and Class B; and 10.76% for Class C, Class L, Class M, and Class X.

***Prior to November 11, 2002, the Strategic Partners Concentrated Growth Fund was known as the ASAF Janus Capital Growth Fund, and Janus Capital Management LLC served as subadviser to the Fund.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
Viacom, Inc. (Class “B” Stock), Movies & Entertainment	6.2%
QUALCOMM, Semiconductors/Semi Capital Equipment	6.0
Univision Communications, Inc. (Class “A” Stock), Cable/Satellite TV	5.3
Microsoft, Computer Software	4.8
Cendant Corp., Other Consumer Discretionary	4.7

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

Goldman Sachs Asset Management, L.P.

For the fiscal year ended October 31, 2004, the Strategic Partners Concentrated Growth Fund Class L shares (formerly Class A shares) had a total return of 1.64% compared with a return of 9.41% for the S&P 500 Index and 3.38% for the Russell 1000 Growth Index. The portfolio was aided by strength in the technology, producer goods & services, and consumer staples sectors, but negatively affected by its exposure to the media industry.

Growth stocks continued to significantly underperform their value counterparts. This continues a trend that began in 2000. Within the growth arena, the strongest-performing sectors over the past year were cyclicals, energy, and producer goods & services.

The Fund’s positions in high-quality technology companies performed well, including QUALCOMM, Google, Yahoo, and eBay. Consumer staples holdings PepsiCo and Wm. Wrigley Jr. were also top contributors. During a difficult period in 2003 when consumer stocks lagged because investors focused on more speculative companies, we added to the Fund’s consumer positions at attractive prices. Consumer stocks were up sharply by the end of the fiscal year.

In the producer goods & services sector, the Fund benefited from positions in securities rating agencies, notably McGraw-Hill Companies, which owns Standard & Poor’s and Moody’s. These firms operate in an industry that can be characterized as quasi-monopolistic or a “partnership monopoly.” Their long-term growth is being driven by increasing international issuance of bonds and a growing global market for new and complex financing vehicles.

The Fund’s overweight in media was a drag on relative performance. Although overall stock selection in this area added value, Clear Channel Communications and Westwood One were weak because of their exposure to the radio market. Although local radio continues to perform reasonably well, national radio is struggling as automotive, retail, and telecommunications companies are spending less on radio advertising in 2004 than in 2003. This is partially due to the cyclical economic character of national advertising.

25

Your Fund’s Performance

Strategic Partners Core Value Fund

Fund objective

The investment objective of the Strategic Partners Core Value Fund (the Fund) is to seek long-term capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Since Inception[2]
Class A3	N/A	0.66%
Class B4	N/A	0.25
Class C	11.64%	22.90
Class L3	12.24	25.17
Class M4	11.64	22.90
Class X	11.64	22.90
S&P 500 Index[5]	9.41	*
Lipper Multi-Cap Value Funds Avg.[5]	12.77	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Since Inception[2]
Class A3	N/A	N/A
Class B4	N/A	N/A
Class C	14.24%	5.22%
Class L3	10.29	4.31
Class M4	10.44	4.80
Class X	13.11	5.25
S&P 500 Index[5]	13.86	–1.34
Lipper Multi-Cap Value Funds Avg.[5]	17.67	2.58

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 3/1/01.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

26

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 1.34% for Class A and Class B; and –3.26% for Class C, Class L, Class M, and Class X.

**Lipper Multi-Cap Value Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are 1.96% for Class A and Class B; and 11.24% for Class C, Class L, Class M, and Class X.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
General Electric Co., Electronic Components & Equipment	5.5%
Exxon Mobil Corp., Oil & Gas	5.1
Citigroup, Inc., Financial Services	4.4
Bank of America Corp., Financial—Bank & Trust	4.1
JPMorgan Chase & Co., Financial Services	2.8

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

Sanford C. Bernstein & Co., LLC

For the fiscal year ended October 31, 2004, the Strategic Partners Core Value Fund’s Class L shares (formerly Class A shares) had a total return of 12.24% compared with the 9.41% return of the S&P 500 Index.

There was a large discrepancy between value and growth stock returns as energy and interest-rate-sensitive sectors led the market while the more growth-oriented technology and healthcare stocks lagged. The Fund’s outperformance can be attributed primarily to our underweight of the underperforming technology and consumer growth sectors and our overweight of energy. Our emphasis on consumer cyclicals—particularly auto parts manufacturers and retailers Sears, American Axle, and Whirlpool—detracted from performance in a period when stocks sensitive to consumer spending were down.

Railroad stocks Norfolk Southern, Burlington Northern, and CSX performed well. The rails outperformed on strong freight rates in the United States. Capital equipment stocks Tyco and Textron also contributed to relative returns. The Fund’s energy holdings outpaced the market, led by oil companies that were propelled by record-high oil prices. Crude oil prices soared as concerns about sufficient inventory were made worse by hurricanes that disrupted tanker traffic in the Caribbean and offshore production in the Gulf of Mexico. Our positions in Valero Energy, ConocoPhillips, Ashland, Occidental Petroleum, and ChevronTexaco were large contributors. Utility stocks outperformed, with strong performance coming from both our telephone and electric securities. Sprint PCS rallied with other telecommunication companies after a February bid for AT&T Wireless by Cingular Wireless. The acquisition helped the entire wireless industry because it reduced the number of competitive players.

Media holdings Comcast and Interpublic Group detracted from performance as companies continue to hold back on advertising in traditional media channels. Exposure to Merck also detracted when the firm announced it would pull arthritis painkiller Vioxx from the market after tests found that Vioxx increased the risk of heart attacks and strokes in patients who used it for more than 18 months. In our opinion, Merck’s current stock price fully reflects any negative impact on earnings. Our position in Safeway detracted, as an expected recovery in supermarket sales and earnings trends driven by improving economic fundamentals and food inflation did not materialize. Safeway’s weak earnings release reinforced ongoing concern that competitive pressure from alternative food channels and post-Southern California strike recovery costs would continue to impact earnings over the near to medium term.

Looking forward, the financial position of households and corporations remains strong, which should support U.S. economic growth once oil prices moderate and their impact on consumer spending abates. In this setting, the overall market remains reasonably priced, in our view.

27

Your Fund’s Performance

Strategic Partners Managed Index 500 Fund***

Fund objective

The investment objective of the Strategic Partners Managed Index 500 Fund (the Fund) is to outperform the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) through stock selection, resulting in different weightings of common stocks relative to the Index. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Since Inception[2]
Class A3	N/A	–1.86%
Class B4	N/A	–2.25
Class C	6.13%	–13.35
Class L3	6.63	–11.23
Class M4	6.13	–13.35
Class X	6.14	–13.45
S&P 500 Index[5]	9.41	*
Lipper Large-Cap Core Funds Avg.[5]	5.97	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Since Inception[2]
Class A3	N/A	N/A
Class B4	N/A	N/A
Class C	8.32%	–3.08%
Class L3	4.54	–3.64
Class M4	4.44	–3.48
Class X	7.06	–3.22
S&P 500 Index[5]	13.86	–2.55
Lipper Large-Cap Core Funds Avg.[5]	10.19	–3.60

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 11/1/99.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

28

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 1.34% for Class A and Class B; and –10.60% for Class C, Class L, Class M, and Class X.

**Lipper Large-Cap Core Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are –0.74% for Class A and Class B; and –13.96% for Class C, Class L, Class M, and Class X.

***Prior to May 1, 2000, the Strategic Partners Managed Index 500 Fund was known as the ASAF Bankers Trust Managed Index 500 Fund, and Bankers Trust Company served as subadviser to the Fund.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
Pfizer, Inc., Pharmaceuticals	3.6%
General Electric Co., Electronic Components & Equipment	3.5
Wal-Mart Stores, Inc., Retail & Merchandising	3.4
Citigroup, Inc., Financial Services	3.4
Microsoft Corp., Computer Services & Software	3.1

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

Sanford C. Bernstein & Co., LLC

For the fiscal year ended October 31, 2004, the Strategic Partners Managed Index 500 Fund’s Class L shares (formerly Class A shares) had a total return of 6.63% compared with the 9.41% return of the S&P 500 Index.

There was a large discrepancy between value and growth returns as energy and interest-rate-sensitive sectors led the market while the more growth-oriented technology and healthcare stocks lagged. Much of the rise happened early in the fiscal year on signs of improving economic conditions. During the last eight months of the reporting period, the Fund’s benchmark moved within a relatively narrow band. Fears of rising interest rates and energy prices tempered good news about the vigor of the economy and corporate profits.

The Fund’s underperformance was partially the result of negative sector and security selection. At the sector level, we had a small underweight in energy stocks, which was the best performing sector for the year by far. We had substantial exposure to integrated oil companies and refiners, but largely avoided energy services companies. Our valuation techniques suggested that these companies were too expensive, reflecting investors’ extrapolation of current high oil prices into the future. The Fund was hurt somewhat less by overweighting technology stocks, and this was offset by the benefit from an overweight in consumer cyclicals.

Stock selection in healthcare was particularly detrimental to returns, although it was mitigated by an underweight in the sector as healthcare declined over the year. The negative impact came primarily from pharmaceuticals; our medical devices manufacturers and hospitals performed well. We were particularly exposed in Wyeth, which suffered from continued legal action over diet drugs, and in the generic drug company Forest Labs, which was hurt by increased competition in the market for generics. Our stock selection in financials, however, added to the Fund’s return.

Although crude oil prices have soared to record highs recently, we expect them to moderate in the next 6 to 12 months as inventories build, OPEC continues to increase both output and production capacity, and the terrorism premium fades. Overall, we are positioned at average levels of risk, but with a heavier weight toward faster-growing companies in order to take advantage of the unusual low relative valuation available there. As a result, all valuation measures continue below that of the S&P 500 Index.

29

Your Fund’s Performance

Strategic Partners Equity Income Fund***

Fund objective

The investment objective of the Strategic Partners Equity Income Fund (the Fund) is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	–2.18%
Class B4	N/A	N/A	–2.70
Class C	8.99%	9.59%	35.00
Class L3	9.55	12.38	39.55
Class M4	9.07	9.67	35.20
Class X	9.08	9.68	35.00
S&P 500 Index[5]	9.41	–10.60	*
Lipper Large-Cap Value Funds Avg.[5]	5.97	–13.96	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	N/A
Class B4	N/A	N/A	N/A
Class C	10.12%	2.22%	4.26%
Class L3	6.30	1.89	3.99
Class M4	6.20	2.06	4.31
Class X	8.87	2.39	4.55
S&P 500 Index[5]	13.86	–1.31	3.59
Lipper Large-Cap Value Funds Avg.[5]	16.41	2.50	3.87

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 12/31/97.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

30

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 1.34% for Class A and Class B; and 28.80% for Class C, Class L, Class M, and Class X.

**Lipper Large-Cap Value Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are 1.66% for Class A and Class B; and 33.18% for Class C, Class L, Class M, and Class X.

***Between May 1, 2000, and April 12, 2004, the Strategic Partners Equity Income Fund was known as the ASAF Alliance Growth and Income Fund. Prior to May 1, 2000, the Strategic Partners Equity Income Fund was known as the ASAF Lord Abbett Growth and Income Fund, and Lord Abbett & Co. served as subadviser to the Fund.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
Citigroup, Inc., Financial Services	4.8%
Microsoft Corp., Computer Services & Software	4.0
Viacom, Inc. (Class “B” Stock), Entertainment & Leisure	3.9
J.P. Morgan Chase & Co., Financial Services	3.9
Bank of America Corp., Financial—Bank & Trust	3.6

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

Alliance Capital Management, L.P.

For the fiscal year ended October 31, 2004, the Strategic Partners Equity Income Fund’s Class L shares (formerly Class A shares) had a total return of 9.55% compared with the 9.41% return of the S&P 500 Index. There was a large discrepancy between value and growth returns as energy and interest-rate-sensitive sectors led the market while the more growth-oriented technology and healthcare stocks lagged. The Fund’s outperformance was primarily due to our underweight of the underperforming technology sector and our modest overweight of energy, which was a strong performer. Stock selection within the financials, utilities, and energy sectors contributed to performance while selection in consumer services and healthcare hurt performance. Notable contributors to performance during the fiscal year included ConocoPhillips, BPAmoco, Bank One, Kerr McGee, and Burlington Northern. Detractors from performance during the fiscal year included ExxonMobil, Clear Channel Communications, Forest Laboratories, and Viacom.

As the spread between the cheapest and most expensive stocks remains compressed—not only among sectors but also within industries—the valuation opportunity as we measure it has become more limited. Thus, it has become increasingly difficult to distinguish potential winners from losers. As our perception of value has shifted, the execution of our strategy has led us to underemphasize the types of stocks and sectors typically associated with value. Specifically, we believe that regional bank stocks have become expensive, making them more vulnerable to a fall in a period of U.S. Federal Reserve tightening. However, we like other parts of the sector, such as property and casualty (P&C) insurance, which have trailed other financials. Likewise, many utility stocks are selling at higher P/Es than some of the healthcare and most of the financial services companies we own—even though they also tend to underperform in rising-rate environments. Our stock-level valuation work also continues to support our strong commitment to the health-care sector, which remains our largest sector overweight.

Given the current climate of uncertainty, we expect large-cap quality companies with the financial wherewithal to prosper in almost any economic environment to take the lead. The fact that many of these stocks are trading at decade-low valuations enhances outperformance potential, in our view. We remain confident that our current strategy of emphasizing large-cap quality names will ultimately prevail.

31

Your Fund’s Performance

Strategic Partners Growth with Income Fund

Fund objective

The investment objective of the Strategic Partners Growth with Income Fund (the Fund) is to seek long-term growth of capital, with a secondary objective to seek reasonable current income. There can be no assurance that the Fund will achieve its investment objectives.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Since Inception[2]
Class A3	N/A	0.12%
Class B4	N/A	–0.36
Class C	7.32%	–17.90
Class L3	7.82	–15.90
Class M4	7.32	–17.90
Class X	7.33	–18.00
S&P 500 Index[5]	9.41	*
Lipper Large-Cap Core Funds Avg.[5]	5.97	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Since Inception[2]
Class A3	N/A	N/A
Class B4	N/A	N/A
Class C	7.35%	–4.32%
Class L3	3.52	–4.87
Class M4	3.38	–4.71
Class X	5.97	–4.45
S&P 500 Index[5]	13.86	–2.55
Lipper Large-Cap Core Funds Avg.[5]	10.19	–3.60

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M and Class X shares are subject to a maximum CDSC of 5%, 1%, 6% and 6%, respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 11/1/99.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

32

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 1.34% for Class A and Class B; and –10.60% for Class C, Class L, Class M, and Class X.

**Lipper Large-Cap Core Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are –0.74% for Class A and Class B; and –13.96% for Class C, Class L, Class M, and Class X.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
Johnson & Johnson, Consumer Products & Services	4.1%
United Technologies Corp., Aerospace	3.0
BP PLC [ADR] (United Kingdom), Oil & Gas	2.9
J.P. Morgan Chase & Co., Financial Services	2.2
Cisco Systems, Inc., Computer Services & Software	2.2

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

Massachusetts Financial Services Company (MFS)

For the fiscal year ended October 31, 2004, the Strategic Partners Growth with Income Fund’s Class L shares (formerly Class A shares) had a total return of 7.82% compared with the 9.41% return of its benchmark, the Standard & Poor’s 500 Index.

Business capital expenditures, which had been weak for several years, began to trend upward in the latter half of 2003, adding support to a global stock market recovery that had been fueled largely by consumer spending. In the spring and summer of 2004, many measures of global economic growth, including employment, corporate spending, and earnings growth, continued to improve. But stock prices made only modest gains. We think that investors became increasingly concerned about higher interest rates, rising oil prices, a slowdown in corporate earnings growth, and continuing unrest in Iraq. The U.S. Federal Reserve Board raised interest rates in June and again in August, and set expectations for an ongoing series of modest rate hikes. A pullback in equity markets near the end of the period was triggered, we believe, by indications from a number of bellwether companies that their earnings growth was starting to slow.

Stock selection in the financial services sector was the primary detractor from the Fund’s relative performance during the period, particularly our underweight in Merrill Lynch and overweight in Fannie Mae. Selection among leisure and technology stocks also hurt relative returns. We also had an overweight in The New York Times, whose stock declined during the year. Positions in Colgate-Palmolive, Tenet Healthcare, and Wyeth also fell. By period-end, we had sold The New York Times and Tenet positions.

The largest positive contributors to relative performance were stock selection in the healthcare sector and our overweighting energy. In healthcare, we benefited from underweighting Pfizer and avoiding Merck, two companies whose stocks declined during the year. We eliminated Pfizer from the Fund by the end of the period. In energy, our positions in BP, a strong-performing stock that is not included in the S&P 500 Index, and Haliburton added to relative performance. In addition, positions in Apple Computer, whose stock price surged, and Sprint PCS, whose stock rebounded from previously depressed levels, added to relative performance.

33

Your Fund’s Performance

Strategic Partners Capital Income Fund

Fund objective

The investment objective of the Strategic Partners Capital Income Fund (the Fund) is to seek capital growth and current income while following sound investment practices. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	–2.50%
Class B4	N/A	N/A	–2.89
Class C	2.79%	–7.57%	28.13
Class L3	3.22	–5.26	32.57
Class M4	2.70	–7.57	28.13
Class X	2.79	–7.58	28.03
S&P 500 Index[5]	9.41	–10.60	*
Lipper Equity Income Funds Avg.[5]	12.42	15.94	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	N/A
Class B4	N/A	N/A	N/A
Class C	3.70%	–0.81%	3.41%
Class L3	0.07	–1.35	3.15
Class M4	–0.39	–1.21	3.41
Class X	2.20	–0.90	3.64
S&P 500 Index[5]	13.86	–1.31	3.72
Lipper Equity Income Funds Avg.[5]	16.67	3.35	4.86

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

34

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 1.34% for Class A and Class B; and 31.93% for Class C, Class L, Class M, and Class X.

**Lipper Equity Income Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are 2.58% for Class A and Class B; and 43.35% for Class C, Class L, Class M, and Class X.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
Bank of America Corp., Commercial Banks	3.7%
J.P. Morgan Chase & Co., Diversified Financial Services	3.6
General Electric Co., Industrial Conglomerates	2.9
Exxon Mobil Corp., Oil & Gas	2.3
Total SA [ADR], Oil & Gas	2.2

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

T. Rowe Price Associates, Inc.

For the fiscal year ended October 31, 2004, the Strategic Partners Capital Income Fund’s Class L shares (formerly Class A shares) had a total return of 3.22%, underperforming the 9.41% return of the S&P 500 Index. On July 21, 2004, investment management was transferred from INVESCO Institutional (N.A.) Inc. to T. Rowe Price.

During the period that INVESCO managed the Fund, it underperformed the S&P 500 Index. At first the economic recovery faced headwinds as high oil prices, election year politics, and renewed terror threats weighed on consumers and investors alike. However, when economic conditions improved in the fourth quarter of 2003, financial indexes rallied considerably. Markets became volatile again in the first half of 2004. At the beginning of the period, the Fund’s technology weighting was minimal, but as the year progressed, we selectively increased exposure, focusing on quality technology companies. The technology sector was the strongest contributor to the Fund’s performance during the period. Industrials holdings also contributed to performance, and the Fund’s fixed income holdings performed positively. However, the healthcare and telecommunications sectors detracted from the Fund’s return.

During the period that T. Rowe Price managed the Fund, value stocks outperformed growth stocks, and the Fund’s return was above that of the S&P 500 Index. Sector allocation was the main reason for the good performance as compared with the benchmark. We underweighted the consumer staples and healthcare sectors, both of which fell significantly over this period. In consumer staples, we benefited from limited exposure to beverage stocks and no exposure to household products. Utilities were a bright spot because investors sought stocks with good dividends as an alternative to low-yielding bonds. We overweighted the sector with holdings in electric utilities, multi-utility, and unregulated power companies. The Fund’s relative return was impaired by selection among consumer discretionary stocks, particularly our media holdings.

35

Your Fund’s Performance

Strategic Partners Balanced Fund

Fund objective

The investment objective of the Strategic Partners Balanced Fund (the Fund) is to seek capital growth and current income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	0.68%
Class B4	N/A	N/A	0.39
Class C	6.80%	3.79%	33.93
Class L3	7.30	6.35	39.09
Class M4	6.71	3.71	33.93
Class X	6.71	3.71	33.81
Blended Index[5]	7.93	11.03	*
Lipper Balanced Funds Avg.[5]	7.02	11.28	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	N/A
Class B4	N/A	N/A	N/A
Class C	6.59%	1.08%	4.04%
Class L3	2.90	0.55	3.84
Class M4	2.69	0.69	4.05
Class X	5.27	1.00	4.29
Blended Index[5]	9.67	2.64	5.43
Lipper Balanced Funds Avg.[5]	9.20	2.35	4.10

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and/or expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

36

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*Blended Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 1.30% for Class A and Class B; and 47.93% for Class C, Class L, Class M, and Class X.

**Lipper Balanced Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are 0.48% for Class A and Class B; and 36.07% for Class C, Class L, Class M, and Class X.

Five Largest Holdings† expressed as a percentage of net assets as of 10/31/04
U.S. Treasury Inflationary Bonds 3.125% 5/15/07, U.S. Treasury Obligations	2.2%
Federal National Mortgage Assoc. 5% 11/15/19, U.S. Government Agency	2.1
iShares GS Corp. Bond Fund, Exchange Traded Funds	1.9
Johnson & Johnson, Consumer Products & Services	1.9
International Business Machines Corp., Computer Hardware	1.8

†Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Investment Adviser’s Report

American Century Investment Management, Inc.

For the fiscal year ended October 31, 2004, the Strategic Partners Balanced Fund’s Class L shares (formerly Class A shares) had a total return of 7.30% compared with the 7.93% return of the Fund’s Blended benchmark, made up of 60% stocks (S&P 500 Index, which gained 9.41%) and 40% bonds (Lehman Brothers U.S. Aggregate Index, which advanced 5.53%).

The S&P 500 Index began the fiscal year strongly, jumping 10% in the first three months to levels not seen since 2001. But those gains eroded as the price of crude oil shot as high as $55 a barrel and short-term interest rates climbed. The Federal Reserve (the Fed) raised its overnight rate target three times during this period. The annual real rate of economic growth slipped from 7.4% in the third quarter of 2003 to 3.3% and 3.9% respectively in the second and third quarters of 2004. Boosted by oil profits, energy was the top-performing sector of the S&P 500 Index, followed by utilities and telecommunications. Information technology was the bottom-performing sector, and healthcare also lagged. The value discipline significantly outperformed growth. Some of the same factors that hobbled U.S. stocks, particularly higher energy prices (which acted like a tax on businesses and consumers) and decelerating economic growth, boosted the U.S. bond market. Bonds posted positive returns despite the Fed’s rate hikes and a sharp selloff in the second quarter of 2004.

The Fund underperformed its benchmark partially because its fixed income portfolio underperformed the Lehman Brothers U.S. Aggregate Index. Conservative management of duration (exposure to interest-rate changes) contributed to the portfolio’s underperformance. In anticipation of stronger economic growth and rising interest rates in 2004, we kept the portfolio’s duration shorter than the Index’s to reduce volatility. That strategy detracted from performance when bonds unexpectedly rallied.

The Fund’s equity portfolio outperformed its benchmark. The largest contribution to its performance came from overweighting electric utilities TXU, Edison International, and PG&E compared with the S&P 500 Index. Stock selection in the consumer staples sector also helped, particularly an overweight in tobacco company Reynolds American and an underweight in retailer Wal-Mart Stores.

37

Your Fund’s Performance

Strategic Partners High Yield Bond Fund****

Fund objective

The investment objective of the Strategic Partners High Yield Bond Fund (the Fund) is to seek a high level of current income and may also consider the potential for capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	6.47%
Class B4	N/A	N/A	6.04
Class C	10.96%	23.96%	31.41
Class L3	11.50	27.09	36.26
Class M4	10.96	23.80	31.29
Class X	11.11	23.81	31.37
ML High Yield Master II Index[5]	12.19	37.30	*
Lehman Brothers U.S. Corporate High Yield Index	12.32	39.50	**
Lipper High Current Yield Funds Avg.[5]	11.03	28.36	***

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	N/A
Class B4	N/A	N/A	N/A
Class C	9.12%	3.79%	3.50%
Class L3	6.95	3.61	3.54
Class M4	5.20	3.69	3.63
Class X	7.82	4.07	3.92
ML High Yield Master II Index[5]	12.35	6.02	5.76
Lehman Brothers U.S. Corporate High Yield Index	12.55	6.36	5.35
Lipper High Current Yield Funds Avg.[5]	11.26	4.47	3.40

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 4.50% and 4.25% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

38

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*ML High Yield Master II Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 5.69% for Class A and Class B; and 52.19% for Class C, Class L, Class M, and Class X.

**Lehman Brothers U.S. Corporate High Yield Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 5.72% for Class A and Class B; 47.50% for Class C, Class L, Class M, and Class X.

***Lipper High Current Yield Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are 5.26% for Class A and Class B; and 30.96% for Class C, Class L, Class M, and Class X.

**** Prior to May 3, 2004, the Strategic Partners High Yield Bond Fund was known as the ASAF Federated High Yield Bond Fund and Federated Investment Management Company served as Sub-Adviser to the Fund.

Five Largest Issues expressed as a percentage of net assets as of 10/31/04
Lighthouse International Co. 8.00% 04/30/14, Publishing	1.2%
MGM Grand, Inc. 8.375% 02/01/11, Gaming	1.1
Safilo Capital International SA 9.625% 05/15/13, Consumer Products	0.9
Mandalay Resort Group 10.25% 08/01/07, Gaming	0.9
Xerox Corp. 9.75% 01/15/09, Technology	0.8

Issues are subject to change.

Investment Adviser’s Report

Goldman Sachs Asset Management, L.P.

For the fiscal year ended October 31, 2004, the Strategic Partners High Yield Bond Fund’s Class L shares (formerly Class A shares) had a total return of 11.50% compared with 12.19% for the Merrill Lynch High Yield Master II Index (the Index) and 12.32% for the Lehman Brothers U.S. Corporate High Yield Index. From November 1, 2003, through April 30, 2004—the first six months of the fiscal year—the Fund was managed by Federated Investment Management Company, which was replaced by Goldman Sachs Asset Management L.P. as of May 3, 2004.

In the first half of the fiscal year, high yield bonds (commonly called “junk” bonds) benefited from improvement in corporate profitability and credit quality. Improvement in credit quality was evident in a continued decline in corporate defaults as well as a shrinking risk premium or “credit spread,” which compensates investors for the additional risk associated with owning bonds rated below investment grade. The Fund lagged the Index during this time frame primarily because its duration was shorter than that of the Index. Volatile intra-period cash flows within the Fund also negatively affected its relative performance as did its holdings in Qwest Communications (telecommunications), Dex Media and its affiliates (non-cable media), General Chemical Industries (chemical), Pliant Corp. (packaging), and New World Pasta Company (food & beverage), which defaulted during the period. The factors that aided the Fund’s performance included its underweight exposure to the airline and utility sectors and its overweight position in the consumer products and textile sectors. Among its positions that benefited the Fund were Neenah Corp. (industrial), Advantica Restaurant Group (restaurants), MMI Products (building & construction), and Charter Communications (cable media).

In the second half of the fiscal year, high yield bonds rallied sharply, supported by the market’s favorable supply/demand trends, a rally in U.S. Treasury securities, and an ongoing refinancing cycle in which companies issue new bonds whose proceeds are used to retire existing bonds. This enables firms to cut interest costs, consolidate debt, or lengthen the maturity of their bonds. During this six-month time frame, the Fund’s overweight exposure to the cable sector and Triton PCS negatively affected its return. The cable and telecom sectors came under pressure as concerns around increased competition weighed on stock prices. Triton PCS bonds fell as the firm announced an unfavorable restructuring to its affiliate agreement with AT&T Wireless. (Triton bonds were downgraded by some major credit-rating agencies after the reporting period ended.) Meanwhile, the Fund benefited from its underweight exposure to high yield bonds in the BB ratings category, an overweight position in chemicals, and selective positioning in the utilities sector. The Fund’s utilities holdings enhanced its results as the clouds lifted on El Paso and the firm’s management reiterated its year-end debt targets. Announced asset sales by Calpine and Edison International caused the market to reappraise valuations and brought further support to the utilities sector.

39

Your Fund’s Performance

Strategic Partners Bond Fund

Fund objective

The investment objective of the Strategic Partners Bond Fund (the Fund) is to seek to maximize total return, consistent with preservation of capital and prudent investment management. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	3.39%
Class B4	N/A	N/A	2.94
Class C	5.34%	38.44%	50.71
Class L3	5.97	41.93	57.56
Class M4	5.45	38.58	50.80
Class X	5.32	37.61	49.83
Lehman Brothers U.S. Aggregate Bond Index[5]	5.53	44.10	*
Lipper Corporate Debt Funds A-Rated Avg.[5]	5.18	39.04	**

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Since Inception[2]
Class A3	N/A	N/A	N/A
Class B4	N/A	N/A	N/A
Class C	1.36%	6.22%	5.59%
Class L3	–0.48	6.01	6.29
Class M4	–2.43	6.12	5.75
Class X	6.04	6.84	5.67
Lehman Brothers Aggregate Bond Index[5]	3.68	7.48	6.81
Lipper Corporate Debt Funds A-Rated Avg.[5]	3.42	6.65	5.85

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 4.50% and 4.25% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%.

2Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

3Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

4Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

40

5See page 1 for a summary of definitions for the Fund’s benchmarks.

*Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 1.52% for Class A and Class B; and 61.66% for Class C, Class L, Class M, and Class X.

**Lipper Corporate Debt Funds A-Rated Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are 1.15% for Class A and Class B; and 51.65% for Class C, Class L, Class M, and Class X.

Five Largest Issues expressed as a percentage of net assets as of 10/31/04
U.S. Treasury Inflationary Bonds [Tips] 3.875% 01/15/09, U.S. Government	3.4%
Federal National Mortgage Assoc. 5.50% 05/13/34, U.S. Government	2.7
Federal National Mortgage Assoc. 4.00% 05/01/36, U.S. Government	1.8
Federal National Mortgage Assoc. 5.00% 06/01/18, U.S. Government	1.7
Clark County General Obligation Ltd. Bonds 5.00% 06/01/32, Nevada	1.5

Issues are subject to change.

Investment Adviser’s Report

Pacific Investment Management Company LLC (PIMCO)

For the fiscal year ended October 31, 2004, the Strategic Partners Bond Fund’s Class L shares (formerly Class A shares) had a total return of 5.97% compared with 5.53% for the Lehman Brothers U.S. Aggregate Bond Index (the Index).

At the start of the reporting period, the mood in the financial markets swung toward optimism about economic growth in the United States as business investment revived. Massive fiscal stimulus and a lagged impact of the mortgage refinancing boom sustained consumption. With rising yields and declining prepayment levels on mortgage-backed securities, demand for them rebounded sharply, especially from banks, hedge funds, and other financial institutions.

However, in early 2004, concern about the durability of the U.S. economic recovery pushed interest rates lower. Demand for relatively safe assets also rose amid renewed fears of terrorism following a bombing in Madrid, Spain. Nevertheless, employment data showed strength from April through June 2004, and there were signs of rising inflation. Because these developments convinced financial markets that the Federal Reserve (the Fed) would soon begin a tightening cycle, short-term rates increased sharply. The Fed helped calm markets by commenting that it would raise rates gradually. It increased the target for the federal funds rate—the rate banks charge each other on overnight loans—by a quarter percentage point in late June, August, and September 2004, which left the target for the key rate at 1.75%.

Most of our portfolio strategies benefited the Fund. Diversifying beyond core sectors in the Index helped protect the Fund during a difficult market environment. Our emphasis on mortgage-backed securities and positive security selection within the sector added to the Fund’s return, as did our allocation to Treasury Inflation-Protected Securities (TIPS). We substituted TIPS for fully valued U.S. Treasury securities, and TIPS outperformed comparable Treasurys for the reporting period. Emerging-market bonds boosted the Fund’s return as credit fundamentals in the asset class continued to improve. Non-U.S. holdings, mainly euro zone exposure, added value to the Fund amid expectations for low growth and inflation in Europe. Conversely, the Fund’s underweight exposure to corporate bonds detracted from its return as profits and margins improved, but our positive security selection in the sector mitigated some of this impact. Our focus on bonds with short- and intermediate-term maturities was negative for the Fund as the yield curve flattened late in the reporting period in anticipation of the Fed tightening. Overall, the Fund benefited from its tactical below-Index duration as interest rates on the front end of the yield curve rose.

41

Your Fund’s Performance

Strategic Partners Money Market Fund

Fund objective

The investment objectives of the Strategic Partners Money Market Fund (the Fund) are to seek high current income and maintain high levels of liquidity. There can be no assurance that the Fund will achieve its investment objective.

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Fund Facts as of 10/31/04*
	One-Year Total Return	7-Day Current Yield	Net Asset Value (NAV)	Weighted Avg. Maturity (WAM)		Net Assets (Millions)
Class C	0.00%	**	$1.00	42	Days	$22
Class D	0.48	0.50%	1.00	42		16
Class L	0.50	0.50	1.00	42		45
Class M	0.00	**	1.00	42		80
Class X	0.00	**	1.00	42		17
Lipper Money Market Instrument Funds Avg.[1]	0.47	N/A	N/A	N/A		N/A

Source: Prudential Investments LLC and Lipper Inc. The one-year total return in the table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

1See page 1 for a summary of definitions for the Fund’s benchmark.

*Class D and Class L shares are subject to a distribution and service (12b-1) fee of 0.50%. Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%.

**Yield is less than 0.005%.

Investment Adviser’s Report

Wells Capital Management, Inc.

For the fiscal year ended October 31, 2004, the Strategic Partners Money Market Fund returned 0.50% compared with a return of 0.47% for the Lipper Money Market Instrument Funds Average.

For the first half of the Fund’s fiscal year, interest rates were low and stable. In April 2004, interest rates began to rise in expectation that the Federal Open Market Committee, the group that sets monetary policy in the United States, would soon increase the target for the federal funds rate—the rate banks charge each other on overnight loans. Interest rates continued to rise in June 2004, and we attempted to shorten the Fund’s average maturity in order to increase the sensitivity of the Fund’s yield to the trend toward higher rates. Unfortunately, this tactic was thwarted somewhat by a steady decline in the Fund’s assets. As Fund investments matured, we used the proceeds to pay shareholder redemptions. Therefore we were unable to reinvest the proceeds at the increasingly attractive yields that were available as the target for the federal funds rate was raised a quarter percentage point in late June, August, and September 2004. These moves left the target for the key rate at 1.75%.

The weighted average maturity of the Fund stood at 54 days at the beginning and end of its fiscal year. The portion of the Fund invested in very short-term securities (those maturing within two weeks) increased from 38% on October 31, 2003, to 46% on October 31, 2004. At the end of the fiscal year, the largest sector exposures were commercial paper at 53% of the Fund’s assets, domestic certificates of deposit at 15%, and bank time deposits at 8%. The Fund’s investment in the somewhat higher yielding, but marginally less liquid variable-rate note sector fell from 22% of the portfolio to 18%.

42

Fees and Expenses (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2004.

Actual Expenses

The first line for each share class in the following tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Funds may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

43

Fees and Expenses (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners International Growth Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,045	1.85%	$9.51
	Hypothetical	$1,000	$1,016	1.85%	$9.37

Class B	Actual	$1,000	$1,041	2.60%	$13.34
	Hypothetical	$1,000	$1,012	2.60%	$13.15

Class C	Actual	$1,000	$1,041	2.60%	$13.34
	Hypothetical	$1,000	$1,012	2.60%	$13.15

Class L	Actual	$1,000	$1,043	2.10%	$10.78
	Hypothetical	$1,000	$1,015	2.10%	$10.64

Class M	Actual	$1,000	$1,041	2.60%	$13.34
	Hypothetical	$1,000	$1,012	2.60%	$13.15

Class X	Actual	$1,000	$1,041	2.60%	$13.34
	Hypothetical	$1,000	$1,012	2.60%	$13.15

Strategic Partners Small Cap Growth Opportunity Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$889	1.55%	$7.36
	Hypothetical	$1,000	$1,017	1.55%	$7.86

Class B	Actual	$1,000	$884	2.30%	$10.89
	Hypothetical	$1,000	$1,014	2.30%	$11.64

Class C	Actual	$1,000	$884	2.30%	$10.89
	Hypothetical	$1,000	$1,014	2.30%	$11.64

Class L	Actual	$1,000	$886	1.80%	$8.53
	Hypothetical	$1,000	$1,016	1.80%	$9.12

Class M	Actual	$1,000	$884	2.30%	$10.89
	Hypothetical	$1,000	$1,014	2.30%	$11.64

Class X	Actual	$1,000	$883	2.30%	$10.89
	Hypothetical	$1,000	$1,014	2.30%	$11.64

44

Strategic Partners Managed Small Cap Growth Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$983	1.65%	$8.22
	Hypothetical	$1,000	$1,017	1.65%	$8.37

Class B	Actual	$1,000	$978	2.40%	$11.93
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Class C	Actual	$1,000	$976	2.40%	$11.92
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Class L	Actual	$1,000	$981	1.90%	$9.46
	Hypothetical	$1,000	$1,016	1.90%	$9.63

Class M	Actual	$1,000	$978	2.40%	$11.93
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Class X	Actual	$1,000	$978	2.40%	$11.93
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Strategic Partners Small Company Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,041	1.65%	$8.47
	Hypothetical	$1,000	$1,017	1.65%	$8.37

Class B	Actual	$1,000	$1,036	2.40%	$12.28
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Class C	Actual	$1,000	$1,036	2.40%	$12.28
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Class L	Actual	$1,000	$1,038	1.90%	$9.73
	Hypothetical	$1,000	$1,016	1.90%	$9.63

Class M	Actual	$1,000	$1,036	2.40%	$12.28
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Class X	Actual	$1,000	$1,036	2.40%	$12.28
	Hypothetical	$1,000	$1,013	2.40%	$12.14

45

Fees and Expenses (continued)

Strategic Partners Mid Cap Growth Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,044	1.65%	$8.48
	Hypothetical	$1,000	$1,017	1.65%	$8.37

Class B	Actual	$1,000	$1,040	2.40%	$12.31
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Class C	Actual	$1,000	$1,037	2.40%	$12.29
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Class L	Actual	$1,000	$1,039	1.90%	$9.74
	Hypothetical	$1,000	$1,016	1.90%	$9.63

Class M	Actual	$1,000	$1,037	2.40%	$12.29
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Class X	Actual	$1,000	$1,037	2.40%	$12.29
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Strategic Partners Relative Value Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,059	1.60%	$8.28
	Hypothetical	$1,000	$1,017	1.60%	$8.11

Class B	Actual	$1,000	$1,053	2.35%	$12.13
	Hypothetical	$1,000	$1,013	2.35%	$11.89

Class C	Actual	$1,000	$1,053	2.35%	$12.13
	Hypothetical	$1,000	$1,013	2.35%	$11.89

Class L	Actual	$1,000	$1,056	1.85%	$9.56
	Hypothetical	$1,000	$1,016	1.85%	$9.37

Class M	Actual	$1,000	$1,053	2.35%	$12.13
	Hypothetical	$1,000	$1,013	2.35%	$11.89

Class X	Actual	$1,000	$1,054	2.35%	$12.13
	Hypothetical	$1,000	$1,013	2.35%	$11.89

46

Strategic Partners Technology Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,015	1.65%	$8.36
	Hypothetical	$1,000	$1,017	1.65%	$8.37

Class B	Actual	$1,000	$1,012	2.40%	$12.14
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Class C	Actual	$1,000	$1,012	2.40%	$12.14
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Class L	Actual	$1,000	$1,015	1.90%	$9.62
	Hypothetical	$1,000	$1,016	1.90%	$9.63

Class M	Actual	$1,000	$1,012	2.40%	$12.14
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Class X	Actual	$1,000	$1,016	2.40%	$12.16
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Strategic Partners Health Sciences Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$950	1.65%	$8.09
	Hypothetical	$1,000	$1,017	1.65%	$8.37

Class B	Actual	$1,000	$945	2.40%	$11.73
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Class C	Actual	$1,000	$945	2.40%	$11.73
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Class L	Actual	$1,000	$948	1.90%	$9.30
	Hypothetical	$1,000	$1,016	1.90%	$9.63

Class M	Actual	$1,000	$946	2.40%	$11.74
	Hypothetical	$1,000	$1,013	2.40%	$12.14

Class X	Actual	$1,000	$946	2.40%	$11.74
	Hypothetical	$1,000	$1,013	2.40%	$12.14

47

Fees and Expenses (continued)

Strategic Partners Managed OTC Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,067	1.50%	$7.79
	Hypothetical	$1,000	$1,018	1.50%	$7.61

Class B	Actual	$1,000	$1,055	2.25%	$11.62
	Hypothetical	$1,000	$1,014	2.25%	$11.39

Class C	Actual	$1,000	$1,059	2.25%	$11.65
	Hypothetical	$1,000	$1,014	2.25%	$11.39

Class L	Actual	$1,000	$1,067	1.75%	$9.09
	Hypothetical	$1,000	$1,016	1.75%	$8.87

Class M	Actual	$1,000	$1,064	2.25%	$11.67
	Hypothetical	$1,000	$1,014	2.25%	$11.39

Class X	Actual	$1,000	$1,059	2.25%	$11.65
	Hypothetical	$1,000	$1,014	2.25%	$11.39

Strategic Partners Capital Growth Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,024	1.55%	$7.89
	Hypothetical	$1,000	$1,017	1.55%	$7.86

Class B	Actual	$1,000	$1,020	2.30%	$11.68
	Hypothetical	$1,000	$1,014	2.30%	$11.64

Class C	Actual	$1,000	$1,020	2.30%	$11.68
	Hypothetical	$1,000	$1,014	2.30%	$11.64

Class L	Actual	$1,000	$1,022	1.80%	$9.15
	Hypothetical	$1,000	$1,016	1.80%	$9.12

Class M	Actual	$1,000	$1,020	2.30%	$11.68
	Hypothetical	$1,000	$1,014	2.30%	$11.64

Class X	Actual	$1,000	$1,020	2.30%	$11.68
	Hypothetical	$1,000	$1,014	2.30%	$11.64

48

Strategic Partners Concentrated Growth Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$989	1.50%	$7.50
	Hypothetical	$1,000	$1,018	1.50%	$7.61

Class B	Actual	$1,000	$983	2.25%	$11.22
	Hypothetical	$1,000	$1,014	2.25%	$11.39

Class C	Actual	$1,000	$985	2.25%	$11.23
	Hypothetical	$1,000	$1,014	2.25%	$11.39

Class L	Actual	$1,000	$988	1.75%	$8.75
	Hypothetical	$1,000	$1,016	1.75%	$8.87

Class M	Actual	$1,000	$985	2.25%	$11.23
	Hypothetical	$1,000	$1,014	2.25%	$11.39

Class X	Actual	$1,000	$985	2.25%	$11.23
	Hypothetical	$1,000	$1,014	2.25%	$11.39

Strategic Partners Core Value Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,048	1.45%	$7.46
	Hypothetical	$1,000	$1,018	1.45%	$7.36

Class B	Actual	$1,000	$1,045	2.20%	$11.31
	Hypothetical	$1,000	$1,014	2.20%	$11.14

Class C	Actual	$1,000	$1,044	2.20%	$11.30
	Hypothetical	$1,000	$1,014	2.20%	$11.14

Class L	Actual	$1,000	$1,046	1.70%	$8.74
	Hypothetical	$1,000	$1,017	1.70%	$8.62

Class M	Actual	$1,000	$1,043	2.20%	$11.30
	Hypothetical	$1,000	$1,014	2.20%	$11.14

Class X	Actual	$1,000	$1,044	2.20%	$11.30
	Hypothetical	$1,000	$1,014	2.20%	$11.14

49

Fees and Expenses (continued)

Strategic Partners Managed Index 500 Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,020	1.26%	$6.40
	Hypothetical	$1,000	$1,019	1.26%	$6.39

Class B	Actual	$1,000	$1,015	2.01%	$10.18
	Hypothetical	$1,000	$1,015	2.01%	$10.18

Class C	Actual	$1,000	$1,015	2.01%	$10.18
	Hypothetical	$1,000	$1,015	2.01%	$10.18

Class L	Actual	$1,000	$1,017	1.51%	$7.66
	Hypothetical	$1,000	$1,018	1.51%	$7.66

Class M	Actual	$1,000	$1,015	2.01%	$10.18
	Hypothetical	$1,000	$1,015	2.01%	$10.18

Class X	Actual	$1,000	$1,016	2.01%	$10.19
	Hypothetical	$1,000	$1,015	2.01%	$10.18

Strategic Partners Equity Income Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,012	1.40%	$7.08
	Hypothetical	$1,000	$1,018	1.40%	$7.10

Class B	Actual	$1,000	$1,006	2.15%	$10.84
	Hypothetical	$1,000	$1,014	2.15%	$10.88

Class C	Actual	$1,000	$1,006	2.15%	$10.84
	Hypothetical	$1,000	$1,014	2.15%	$10.88

Class L	Actual	$1,000	$1,010	1.65%	$8.34
	Hypothetical	$1,000	$1,017	1.65%	$8.37

Class M	Actual	$1,000	$1,007	2.15%	$10.85
	Hypothetical	$1,000	$1,014	2.15%	$10.88

Class X	Actual	$1,000	$1,007	2.15%	$10.85
	Hypothetical	$1,000	$1,014	2.15%	$10.88

50

Strategic Partners Growth with Income Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,038	1.55%	$7.94
	Hypothetical	$1,000	$1,017	1.55%	$7.86

Class B	Actual	$1,000	$1,034	2.30%	$11.76
	Hypothetical	$1,000	$1,014	2.30%	$11.64

Class C	Actual	$1,000	$1,034	2.30%	$11.76
	Hypothetical	$1,000	$1,014	2.30%	$11.64

Class L	Actual	$1,000	$1,037	1.80%	$9.22
	Hypothetical	$1,000	$1,016	1.80%	$9.12

Class M	Actual	$1,000	$1,034	2.30%	$11.76
	Hypothetical	$1,000	$1,014	2.30%	$11.64

Class X	Actual	$1,000	$1,034	2.30%	$11.76
	Hypothetical	$1,000	$1,014	2.30%	$11.64

Strategic Partners Capital Income Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,019	$1.42%	$7.21
	Hypothetical	$1,000	$1,018	$1.42%	$7.20

Class B	Actual	$1,000	$1,016	$2.17%	$11.00
	Hypothetical	$1,000	$1,014	$2.17%	$10.99

Class C	Actual	$1,000	$1,016	$2.17%	$11.00
	Hypothetical	$1,000	$1,014	$2.17%	$10.99

Class L	Actual	$1,000	$1,019	$1.67%	$8.48
	Hypothetical	$1,000	$1,017	$1.67%	$8.47

Class M	Actual	$1,000	$1,016	$2.17%	$11.00
	Hypothetical	$1,000	$1,014	$2.17%	$10.99

Class X	Actual	$1,000	$1,016	$2.17%	$11.00
	Hypothetical	$1,000	$1,014	$2.17%	$10.99

51

Fees and Expenses (continued)

Strategic Partners Balanced Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,031	1.40%	$7.15
	Hypothetical	$1,000	$1,018	1.40%	$7.10

Class B	Actual	$1,000	$1,029	2.15%	$10.97
	Hypothetical	$1,000	$1,014	2.15%	$10.88

Class C	Actual	$1,000	$1,029	2.15%	$10.97
	Hypothetical	$1,000	$1,014	2.15%	$10.88

Class L	Actual	$1,000	$1,031	1.65%	$8.42
	Hypothetical	$1,000	$1,017	1.65%	$8.37

Class M	Actual	$1,000	$1,029	2.15%	$10.97
	Hypothetical	$1,000	$1,014	2.15%	$10.88

Class X	Actual	$1,000	$1,029	2.15%	$10.97
	Hypothetical	$1,000	$1,014	2.15%	$10.88

Strategic Partners High Yield Bond Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,064	1.25%	$6.49
	Hypothetical	$1,000	$1,019	1.25%	$6.34

Class B	Actual	$1,000	$1,060	2.00%	$10.36
	Hypothetical	$1,000	$1,015	2.00%	$10.13

Class C	Actual	$1,000	$1,057	2.00%	$10.34
	Hypothetical	$1,000	$1,015	2.00%	$10.13

Class L	Actual	$1,000	$1,060	1.50%	$7.77
	Hypothetical	$1,000	$1,018	1.50%	$7.61

Class M	Actual	$1,000	$1,057	2.00%	$10.34
	Hypothetical	$1,000	$1,015	2.00%	$10.13

Class X	Actual	$1,000	$1,057	2.00%	$10.34
	Hypothetical	$1,000	$1,015	2.00%	$10.13

52

Strategic Partners Bond Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,048	1.05%	$5.41
	Hypothetical	$1,000	$1,020	1.05%	$5.33

Class B	Actual	$1,000	$1,043	1.80%	$9.24
	Hypothetical	$1,000	$1,016	1.80%	$9.12

Class C	Actual	$1,000	$1,043	1.80%	$9.24
	Hypothetical	$1,000	$1,016	1.80%	$9.12

Class L	Actual	$1,000	$1,046	1.30%	$6.69
	Hypothetical	$1,000	$1,019	1.30%	$6.60

Class M	Actual	$1,000	$1,044	1.80%	$9.25
	Hypothetical	$1,000	$1,016	1.80%	$9.12

Class X	Actual	$1,000	$1,042	1.80%	$9.24
	Hypothetical	$1,000	$1,016	1.80%	$9.12

Strategic Partners Money Market Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class C	Actual	$1,000	$1,000	1.37%	$6.89
	Hypothetical	$1,000	$1,018	1.37%	$6.95

Class D	Actual	$1,000	$1,003	0.87%	$4.38
	Hypothetical	$1,000	$1,021	0.87%	$4.42

Class L	Actual	$1,000	$1,003	0.87%	$4.38
	Hypothetical	$1,000	$1,021	0.87%	$4.42

Class M	Actual	$1,000	$1,000	1.37%	$6.89
	Hypothetical	$1,000	$1,018	1.37%	$6.95

Class X	Actual	$1,000	$1,000	1.37%	$6.89
	Hypothetical	$1,000	$1,018	1.37%	$6.95

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2004, and divided by the 366 days in the year ended October 31, 2004 (to reflect the six-month period).

53

Strategic Partners International Growth Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 99.9%
COMMON STOCK — 98.5%
AUSTRALIA — 2.5%
Macquarie Bank Ltd.	155,117	$4,587,074
Macquarie Infrastructure Group	28,682	79,483
Toll Holdings Ltd.	216,300	1,909,698
Wesfarmers Ltd.	3,440	89,290
Westfield Group*	14,695	164,646
Woolworths Ltd.	9,543	95,374

		6,925,565

AUSTRIA — 1.8%
Erste Bank der Oesterreichischen Sparkassen AG	116,156	5,155,232

CANADA — 7.4%
Alimentation Couche-Tard, Inc. (Class “B” Stock)*	45,500	1,048,207
Manulife Financial Corp.	179,000	8,347,219
Precision Drilling Corp.*	37,500	2,318,098
Research in Motion Ltd.*	46,600	4,101,258
Shoppers Drug Mart Corp.*	54,100	1,643,292
Suncor Energy, Inc.	96,100	3,281,463

		20,739,537

CHINA — 1.5%
CNOOC Ltd.	7,810,000	4,013,670
Huaneng Power International, Inc.	232,000	174,371

		4,188,041

FINLAND
Nokia Oyj	3,000	46,137

FRANCE — 8.6%
Alcatel SA*	21,817	318,043
BNP Paribas SA	10,420	707,144
Dassault Systemes SA	54,700	2,767,947
Dior, (Christian) SA	34,500	2,083,701
France Telecom SA*	5,539	158,110
Gecina SA	3,120	269,085
Hermes International Designs	17,900	3,442,789
LVMH Moet Hennessy Louis Vuitton SA	39,848	2,721,989
Sanofi-Aventis	124,557	9,078,800
Societe Generale (Class “A” Stock)	19,350	1,789,456
Vivendi Universal SA*	20,220	550,685

		23,887,749

GERMANY — 9.3%
Bayerische Motoren Werke AG	134,600	5,675,893
Celesio AG	68,300	4,937,465
Continental AG	75,500	4,110,516
Deutsche Telekom AG*	47,788	913,050
Puma AG Rudolf Dassler Sport	7,700	1,922,723
SAP AG	49,340	8,380,765

		25,940,412

GREECE — 2.3%
Coca-Cola Hellenic Bottling Co. SA	84,000	1,863,509
EFG Eurobank Ergasias SA	90,400	2,465,464
National Bank of Greece SA	77,600	2,159,806

		6,488,779

HONG KONG — 4.5%
Esprit Holdings Ltd.	515,500	2,755,197
Standard Chartered PLC	391,817	6,989,040
Techtronic Industries Co. Ltd.	1,369,400	2,727,047

		12,471,284

INDIA — 2.2%
HDFC Bank Ltd.	177,000	1,616,664
Infosys Technologies Ltd.	110,732	4,653,355

		6,270,019

IRELAND — 0.8%
Anglo Irish Bank Corp. PLC	113,092	2,149,944

ISRAEL — 0.2%
Teva Pharmaceutical Industries Ltd. [ADR]	18,438	479,388

ITALY — 1.7%
Banca Intesa SPA	144,595	590,424
Banco Popolare di Verona e Novara Scrl	235,000	4,155,165

		4,745,589

JAPAN — 19.4%
Askul Corp.	19,700	1,218,844
Canon, Inc.	166,000	8,175,722
Denso Corp.	254,200	6,080,309
Fanuc Ltd.	12,400	747,340
Fast Retailing Co. Ltd.	34,800	2,208,796
Hino Motors Ltd.	468,000	3,111,479
Hoya Corp.	36,900	3,780,695
JGC Corp.	6,000	63,452
Keyence Corp.	17,600	3,957,887
Nissan Motor Co. Ltd.	103,700	1,166,979
Nitto Denko Corp.	58,700	2,780,497
Nomura Holdings, Inc.	14,000	171,391
Orix Corp.	27,200	3,183,878
Sharp Corp.	305,900	4,217,324
Shinsei Bank Ltd.	451,000	2,930,502
SMC Corp.	25,600	2,736,228

Strategic Partners International Growth Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
Sumitomo Mitsui Financial Group, Inc.	95	$616,395
Sumitomo Trust & Banking Co. Ltd.	574,000	3,340,541
Toto Ltd.	233,100	2,085,366
Yamada Denki Co. Ltd.	42,700	1,511,931

		54,085,556

KOREA — 3.7%
Hyundai Motor Co. Ltd.	99,200	4,811,577
Kookmin Bank*	9,500	317,374
Samsung Electronics Co. Ltd.	13,120	5,150,727

		10,279,678

MEXICO — 1.1%
America Movil (Class “L” Stock) [ADR]	13,160	579,040
Wal-Mart de Mexico SA de CV	761,400	2,491,620

		3,070,660

NORWAY — 2.2%
Statoil ASA	374,600	5,406,392
Telenor ASA	85,500	678,853

		6,085,245

RUSSIA — 0.2%
Mobile Telesystems [ADR]	3,478	504,727

SOUTH AFRICA — 1.0%
Standard Bank Group Ltd.	311,567	2,722,258

SPAIN — 1.5%
Grupo Ferrovial SA	59,100	2,609,443
Telefonica SA	98,393	1,619,586

		4,229,029

SWEDEN — 2.9%
Atlas Copco AB (Class “B” Stock)	12,590	479,660
Ericsson, (L.M.) Telefonaktiebolaget (Class “B” Stock)	2,472,500	7,160,470
Nobel Biocare Holding AG	2,460	398,060

		8,038,190

SWITZERLAND — 2.9%
Holcim Ltd.	5,016	267,197
Nestle SA	2,003	472,221
Novartis AG	13,786	655,192
Serono SA (Class “B” Stock)	4,200	2,602,605
UBS AG	58,973	4,236,023

		8,233,238

TAIWAN — 0.4%
Hon Hai Precision Industry Co. Ltd.	155,247	571,633
MediaTek, Inc.	44,876	300,920
Quanta Computer, Inc.	209,081	337,985

		1,210,538

UNITED KINGDOM — 20.4%
3i Group PLC	14,179	151,335
AstraZeneca PLC	23,940	979,077
BG Group PLC	1,060,000	6,894,972
British Sky Broadcasting Group PLC	45,680	425,613
Capita Group PLC	528,400	3,405,612
Carnival PLC	134,200	7,086,713
EMAP PLC	14,160	203,931
GlaxoSmithKline PLC	93,950	1,974,506
GUS PLC	32,410	529,121
HBOS PLC	17,670	236,189
HSBC Holdings PLC	519,000	8,363,760
Man Group PLC	94,842	2,271,300
Next PLC	81,360	2,489,578
Reckitt Benckiser PLC	241,690	6,616,184
Royal Bank of Scotland Group PLC	14,890	437,893
SABMiller PLC	35,030	504,179
Smith & Nephew PLC	461,000	3,906,708
Tesco PLC	1,550,670	8,154,543
Vodafone Group PLC	937,971	2,397,518

		57,028,732

TOTAL COMMON STOCK (Cost $214,726,769)		274,975,527

PREFERRED STOCK — 1.4%
BRAZIL
Banco Itau Holding Financeira SA (Cost $3,307,416)	32,140	3,888,085

TOTAL LONG-TERM INVESTMENTS (Cost $218,034,185)		278,863,612

TOTAL INVESTMENTS — 99.9% (Cost $218,034,185; Note 5)		278,863,612
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		300,300

NET ASSETS — 100.0%		$279,163,912

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	—American Depository Receipt

THE FOLLOWING ANNOTATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2004 was as follows:

Financial — Bank & Trust	18.6%
Pharmaceuticals	8.5
Oil & Gas	7.8
Automobile Manufacturers	5.3
Telecommunications	5.1
Electronic Components & Equipment	5.0
Computer Services & Software	4.7
Retail & Merchandising	4.7
Consumer Products & Services	3.9
Automotive Parts	3.7
Financial Services	3.7
Food	3.1
Insurance	3.0
Medical Supplies & Equipment	2.9
Office Equipment	2.9
Entertainment & Leisure	2.5
Machinery & Equipment	2.1
Clothing & Apparel	1.9
Computer Hardware	1.8
Commercial Services	1.3
Business Services	1.0
Chemicals	1.0
Conglomerates	1.0
Construction	1.0
Diversified	1.0
Beverages	0.8
Transportation	0.7
Broadcasting	0.4
Real Estate	0.2
Building Materials	0.1
Semiconductors	0.1
Utilities	0.1

99.9
Other assets in excess of liabilities	0.1

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Small Cap Growth Opportunity Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 99.6%
COMMON STOCK
BROADCASTING — 1.7%
Citadel Broadcasting Corp.*	64,900	$944,295
Entravision Communications Corp. (Class “A” Stock)*	41,200	331,660
Radio One, Inc. (Class “D” Stock)*	8,200	120,458

		1,396,413

BUILDING MATERIALS — 0.2%
Trex Co., Inc.*	4,700	188,564

BUSINESS SERVICES — 5.6%
Advisory Board Co. (The)*	100	3,258
Corporate Executive Board Co. (The)	14,900	948,385
LECG Corp.*	54,500	996,805
Phase Forward, Inc.*	47,800	352,764
Resources Connection, Inc.*	57,300	2,405,454

		4,706,666

CLOTHING & APPAREL — 0.6%
Pacific Sunwear of California, Inc.*	21,900	513,336

COMPUTER HARDWARE — 0.6%
Mobility Electronics, Inc.*	68,900	483,678

COMPUTER SERVICES & SOFTWARE — 8.2%
Activision, Inc.*	44,600	645,808
Anteon International Corp.*	48,500	1,906,050
BEA Systems, Inc.*	66,000	535,920
CACI International, Inc. (Class “A” Stock)*	24,100	1,469,377
Epicor Software Corp.*	40,700	625,559
Hyperion Solutions Corp.*	18,600	746,418
Quest Software, Inc.*	33,000	484,110
Sybase, Inc.*	31,300	495,479

		6,908,721

CONSUMER PRODUCTS & SERVICES — 0.7%
Aaron Rents, Inc.	27,850	604,345

ELECTRONIC COMPONENTS & EQUIPMENT — 4.5%
ESCO Technologies, Inc.*	14,800	1,033,040
Harman International Industries, Inc.	18,800	2,259,384
Teradyne, Inc.*	30,600	506,736

		3,799,160

ENTERTAINMENT & LEISURE — 8.5%
Boyd Gaming Corp.(a)	61,300	2,052,937
Pinnacle Entertainment, Inc.*	105,800	1,555,260
Shuffle Master, Inc.*(a)	21,300	896,517
Station Casinos, Inc.	30,600	1,559,070
WMS Industries, Inc.*(a)	36,600	1,070,550

		7,134,334

FINANCIAL — BANK & TRUST — 4.5%
East West Bancorp, Inc.	18,800	752,752
Southwest Bancorporation of Texas, Inc.	62,500	1,465,000
UCBH Holdings, Inc.	36,200	1,559,858

		3,777,610

FINANCIAL SERVICES — 5.4%
Affiliated Managers Group, Inc.*(a)	38,800	2,166,592
CapitalSource, Inc.*(a)	62,200	1,393,280
Collegiate Funding Services, Inc.*	54,900	678,015
Nelnet, Inc. (Class “A” Stock)*	16,600	322,206

		4,560,093

HEALTHCARE SERVICES — 10.0%
AmSurg Corp.*	53,600	1,253,704
Community Health Systems, Inc.*	54,600	1,464,372
Cooper Companies, Inc. (The)(a)	13,000	914,550
LifePoint Hospitals, Inc.*	49,000	1,588,580
Psychiatric Solutions, Inc.*	56,200	1,430,290
United Surgical Partners International, Inc.*	51,900	1,817,019

		8,468,515

INSURANCE — 1.1%
Bristol West Holdings, Inc.	52,500	903,000

INTERNET SERVICES — 6.2%
Ask Jeeves, Inc.*(a)	106,100	2,735,258
Autobytel, Inc.*	189,800	1,321,008
Avocent Corp.*	15,900	566,040
Jupitermedia Corp.*	29,090	577,000

		5,199,306

MEDICAL SUPPLIES & EQUIPMENT — 9.7%
Advanced Medical Optics, Inc.*	34,600	1,352,860
Animas Corp.*	38,700	552,249
Cutera, Inc.*	56,550	610,740
Cyberonics, Inc.*(a)	19,700	369,769
Inamed Corp.*	25,100	1,334,065
Invitrogen Corp.*(a)	15,900	920,610
LCA-Vision, Inc.	30,600	900,099
Martek Biosciences Corp.*(a)	24,100	1,134,050
Protein Design Labs, Inc.*	28,700	549,605
Wright Medical Group, Inc.*	18,200	470,106

		8,194,153

	SHARES	VALUE (NOTE 2)
METALS & MINING — 1.8%
Arch Coal, Inc.	18,600	$604,872
CONSOL Energy, Inc.	26,500	938,100

		1,542,972

OIL & GAS — 3.0%
Newpark Resources, Inc.*	150,300	816,129
Patterson-UTI Energy, Inc.(a)	33,100	636,513
Pride International, Inc.*	58,900	1,088,472

		2,541,114

PERSONAL SERVICES — 1.5%
Laureate Education, Inc.*	33,100	1,298,182

PHARMACEUTICALS — 4.6%
Abgenix, Inc.*	62,000	564,820
Alkermes, Inc.*	79,100	978,467
Covance, Inc.*	25,700	1,020,804
ICOS Corp.*(a)	38,300	862,516
MGI Pharma, Inc.*	15,400	410,718

		3,837,325

RESTAURANTS — 0.8%
RARE Hospitality International, Inc.*	24,100	667,811

RETAIL & MERCHANDISING — 3.6%
Aeropostale, Inc.*	21,300	672,015
Cost Plus, Inc.*(a)	26,900	868,870
Guitar Center, Inc.*	15,100	673,913
West Marine, Inc.*	32,000	784,960

		2,999,758

SEMICONDUCTORS — 7.8%
ATMI, Inc.*	25,600	597,760
Cymer, Inc.*	22,900	653,108
Genesis Microchip, Inc. (Canada)*	40,100	568,217
Helix Technology Corp.	40,000	561,600
Lam Research Corp.*	11,900	309,757
Mattson Technology, Inc.*	48,600	407,754
Micrel, Inc.*	48,300	542,409
Microsemi Corp.*	48,700	756,798
NVIDIA Corp.*	41,600	601,952
O2Micro International Ltd.*	49,400	600,704
Power Integrations, Inc.*	34,200	731,880
Silicon Laboratories, Inc.*	8,600	257,742

		6,589,681

TELECOMMUNICATIONS — 9.0%
Aeroflex, Inc.*	54,900	609,390
American Tower Corp. (Class “A” Stock)*	140,400	2,413,476
Anaren, Inc.*	54,400	666,128
Andrew Corp.*	41,500	580,170
Polycom, Inc.*	95,900	1,980,335
Scientific-Atlanta, Inc.	23,600	646,404
Western Wireless Corp. (Class “A” Stock)*(a)	23,500	684,790

		7,580,693

TOTAL LONG-TERM INVESTMENTS (Cost $80,343,659)		83,895,430

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 11.3%
CERTIFICATES OF DEPOSIT — 1.5%
Banco Santander PR
1.815%, 11/08/04(b)(c)	$145	144,567
Canadian Imperial Bank of Commerce
1.72%, 05/25/05(b)	827	827,020
CS First Boston
1.79%, 11/10/04(b)	192	192,104
Eurohypo AG
1.88%, 11/22/04(b)	60	59,761

		1,223,452

CORPORATE OBLIGATIONS — 2.7%
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)(c)	268	268,145
Morgan Stanley
1.955%, 11/01/04(b)(c)	564	563,576
Natexis Banque NY
1.975%, 11/01/04(b)(c)	560	559,533
Societe Generale
1.95%, 11/01/04(b)(c)	844	843,773
Swedbank NY
1.83%, 11/15/04(b)(c)	72	71,600

		2,306,627

Strategic Partners Small Cap Growth Opportunity Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
TIME DEPOSIT — 0.3%
Citibank
1.76%, 11/01/04(b)	$211	$211,253

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 6.8%
BlackRock Institutional Money Market Trust(b)(j)	5,799,953	5,799,953

TOTAL SHORT-TERM INVESTMENTS (Cost $9,541,285)		9,541,285

TOTAL INVESTMENTS — 110.9% (Cost $89,884,944; Note 5)		93,436,715
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.9%)		(9,199,963)

NET ASSETS — 100.0%		$84,236,752

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $9,248,968; cash collateral of $9,541,285 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

Healthcare Services	10.0%
Medical Supplies & Equipment	9.7
Telecommunications	9.0
Entertainment & Leisure	8.5
Computer Services & Software	8.2
Semiconductors	7.8
Internet Services	6.2
Business Services	5.6
Financial Services	5.4
Pharmaceuticals	4.6
Electronic Components & Equipment	4.5
Financial—Bank & Trust	4.5
Retail & Merchandising	3.6
Oil & Gas	3.0
Metals & Mining	1.8
Broadcasting	1.7
Personal Services	1.5
Insurance	1.1
Restaurants	0.8
Consumer Products & Services	0.7
Clothing & Apparel	0.6
Computer Hardware	0.6
Building Materials	0.2
Short-Term Investments	11.3

110.9
Liabilities in excess of other assets	-10.9

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Managed Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 98.4%
COMMON STOCK
ADVERTISING
Valueclick, Inc.*	1,700	$15,793

AEROSPACE — 1.5%
Armor Holdings, Inc.*	1,100	40,722
Orbital Sciences Corp.*	26,800	277,380
Teledyne Technologies, Inc.*	12,900	329,853

		647,955

AIRLINES — 1.8%
ExpressJet Holdings, Inc.*	23,900	265,768
Pinnacle Airlines Corp.*	47,800	518,152

		783,920

AUTOMOBILE MANUFACTURERS — 0.5%
A.S.V., Inc.*	1,700	61,540
Monaco Coach Corp.	9,900	175,725

		237,265

AUTOMOTIVE PARTS — 0.8%
Wabash National Corp.*	14,400	353,952

BROADCASTING — 0.2%
Salem Communications Corp. (Class “A” Stock)*	3,400	85,000

BUILDING MATERIALS — 0.3%
NCI Building Systems, Inc.*	4,300	138,245

BUSINESS SERVICES — 2.5%
Advisory Board Co. (The)*	5,100	166,158
CCC Information Services Group, Inc.*	4,400	80,608
CoStar Group, Inc.*	6,600	266,442
Hiedrick & Struggles International, Inc.*	1,200	34,362
Korn/Ferry International, Inc.*	2,800	48,720
PDI, Inc.*	10,400	297,544
TeleTech Holdings, Inc.*(a)	7,500	75,000
Ventiv Health, Inc.*	8,700	150,510

		1,119,344

CABLE TELEVISION — 0.1%
Insight Communications Co., Inc. (Class “A” Stock)*	3,100	26,226

CHEMICALS — 1.2%
Georgia Gulf Corp.	11,200	507,024
The Mosaic Co.*	2,000	30,080

		537,104

CLOTHING & APPAREL — 1.3%
Guess, Inc.*	5,900	98,530
J. Jill Group, Inc.*	22,800	400,824
Warnaco Group, Inc. (The)*	2,900	59,160

		558,514

COMPUTER HARDWARE — 0.9%
Dot Hill Systems Corp.*	48,700	304,375
Transact Technologies, Inc.*	4,300	107,586

		411,961

COMPUTER SERVICES & SOFTWARE — 8.3%
@Road, Inc.*	8,400	52,920
ANSYS, Inc.*	15,200	419,520
Aspen Technology, Inc.*	30,400	182,704
Cerner Corp.*(a)	10,000	451,499
Covansys Corp.*	3,400	39,168
FactSet Research Systems, Inc.	3,100	154,504
Hyperion Solutions Corp.*	9,100	365,183
Internet Security Systems, Inc.*	3,800	82,688
Kronos, Inc.*	7,500	367,875
Macrovision Corp.*	5,500	148,720
MatrixOne, Inc.*	8,000	45,600
Micros Systems, Inc.*	6,600	390,192
PC-TEL, Inc.*	7,600	58,596
Progress Software Corp.*	5,800	115,188
SS&C Technologies, Inc.	8,800	208,032
THQ, Inc.*	7,200	136,080
Transaction Systems Architects, Inc. (Class “A” Stock)*	21,900	359,051
Websense, Inc.*	3,600	146,052
Wind River Systems, Inc.*	1,000	13,390

		3,736,962

CONSTRUCTION — 2.3%
Brookfield Homes Corp.	10,600	274,540
Cal Dive International, Inc.*	5,300	187,673
Champion Enterprises, Inc.*	33,500	364,815
Dycom Industries, Inc.*	6,400	208,960

		1,035,988

CONSUMER PRODUCTS & SERVICES — 2.2%
Coinstar, Inc.*	18,600	480,438
Nu Skin Enterprises, Inc. (Class “A” Stock)	25,500	493,170

		973,608

CONTAINERS & PACKAGING — 0.6%
Silgan Holdings, Inc.	5,200	246,766

EDUCATION — 0.8%
Strayer Education, Inc.	3,800	368,752

Strategic Partners Managed Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
ELECTRONIC COMPONENTS & EQUIPMENT — 3.0%
BEI Technologies, Inc.	12,000	$358,680
Coherent, Inc.*	1,600	38,608
Franklin Electric Co., Inc.	1,200	46,056
II-VI, Inc.*	1,500	51,360
Littelfuse, Inc.*	14,000	456,680
Rayovac Corp.*	15,000	373,650

		1,325,034

ENTERTAINMENT & LEISURE — 2.7%
Alliance Gaming Corp.*	41,500	383,875
Argosy Gaming Co.*	5,100	201,909
RC2 Corp.*	3,400	94,724
Winnebago Industries, Inc.	16,000	502,400

		1,182,908

ENVIRONMENTAL SERVICES — 0.7%
Casella Waste Systems, Inc.*	15,800	196,236
Waste Connections, Inc.*	4,000	126,080

		322,316

FINANCIAL — BANK & TRUST — 5.7%
Accredited Home Lenders Holding Co.*(a)	10,600	382,448
Bank Of The Ozarks, Inc.	11,900	384,191
Cathay Bancorp, Inc.	5,000	197,000
CVB Financial Corp.	5,920	146,816
East West Bancorp, Inc.	7,100	284,284
First Bancorp.	1,000	54,530
Hanmi Financial Corp.	7,200	218,736
Oriental Financial Group, Inc.	7,687	217,773
R&G Financial Corp. (Class “B” Stock)	4,600	173,052
Silicon Valley Bancshares*(a)	5,300	212,053
Texas Regional Bancshares, Inc. (Class “A” Stock)	1,950	62,264
Westamerica Bancorp	1,800	102,942
Wintrust Financial Corp.	1,900	108,300

		2,544,389

FINANCIAL SERVICES — 1.3%
Education Lending Group, Inc.*	8,000	127,320
Euronet Worldwide, Inc.*	11,500	263,580
PrivateBancorp, Inc.	4,400	142,340
Univest Corporation of Pennsylvania	1,600	64,240

		597,480

FOOD — 0.2%
Wild Oats Markets, Inc.*	14,200	86,336

HEALTHCARE SERVICES — 5.0%
Amedisys, Inc.*	15,500	468,565
America Service Group, Inc.*	6,000	214,620
Apria Healthcare Group, Inc.*	2,100	57,456
Centene Corp.*	3,800	180,234
deCODE genetics, Inc.*	28,400	198,800
First Health Group Corp.*	8,000	127,360
Healthcare Services Group, Inc.	2,800	51,884
Magellan Health Services, Inc.*	12,100	452,540
Pediatrix Medical Group, Inc.*	5,600	315,000
Sierra Health Services, Inc.*	3,300	157,476

		2,223,935

INDUSTRIAL PRODUCTS — 1.0%
Actuant Corp.*	2,200	87,274
Acuity Brands, Inc.	1,600	42,448
Brady Corp. (Class “A” Stock)	6,000	325,380

		455,102

INSURANCE — 0.5%
Philadelphia Consolidated Holdings Corp.*	2,800	162,344
Zenith National Insurance Corp.(a)	2,000	82,140

		244,484

INTERNET SERVICES — 5.5%
CNET Networks, Inc.*	19,500	159,315
Digi International, Inc.*	20,400	279,276
Digital Insight Corp.*	2,200	34,452
Digital River, Inc.*	3,800	126,540
EarthLink, Inc.*(a)	23,600	243,788
eResearch Technology, Inc.*	25,300	295,757
eSPEED, Inc. (Class “A” Stock)*	8,300	81,755
F5 Networks, Inc.*	7,300	291,635
Harris Interactive, Inc.*	4,200	28,560
InfoSpace, Inc.*(a)	3,100	162,750
j2 Global Communications, Inc.*	1,700	51,255
NetRatings, Inc.*	4,500	84,870
Openwave Systems, Inc.*	7,600	89,452
Priceline.com, Inc.*(a)	4,200	83,748
ProQuest Co.*	2,300	59,938
RSA Security, Inc.*(a)	8,500	173,910
S1 Corp.*	5,300	49,767
Stamps.com, Inc.*	1,500	20,820
WebEx Communications, Inc.*	7,100	156,200

		2,473,788

MACHINERY & EQUIPMENT — 3.5%
Cognex Corp.	10,400	266,240
Lincoln Electric Holdings, Inc.	7,100	236,998
Manitowoc Co., Inc. (The)	6,100	215,330

	SHARES	VALUE (NOTE 2)
Maverick Tube Corp.*	17,000	$448,290
Terex Corp.*(a)	10,500	399,000

		1,565,858

MEDICAL SUPPLIES & EQUIPMENT — 7.6%
Advanced Medical Optics, Inc.*(a)	9,100	355,810
Align Technology, Inc.*	13,500	140,063
American Medical Systems Holdings, Inc.*	4,100	152,110
Biosite, Inc.*(a)	7,300	356,313
Cypress Bioscience, Inc.*	18,100	190,231
Encore Medical Corp.*	10,200	52,377
Haemonetics Corp.*	5,200	170,820
Immucor, Inc.*	9,100	280,735
Integra LifeSciences Holdings Corp.*(a)	10,200	327,216
Kensey Nash Corp.*	400	11,440
Lifeline Systems, Inc.*	3,900	93,795
Mentor Corp.(a)	8,000	278,400
Serologicals Corp.*	2,800	66,220
Third Wave Technologies*	36,300	278,784
Ventana Medical Systems, Inc.*	9,300	503,315
West Pharmaceutical Services, Inc.	6,200	142,042

		3,399,671

METALS & MINING — 2.2%
Century Aluminum Co.*	14,100	326,274
Matthews International Corp. (Class “A” Stock)	5,600	187,628
Steel Dynamics, Inc.	14,200	471,440

		985,342

OIL & GAS — 5.1%
Cabot Oil & Gas Corp.	10,500	444,255
Comstock Resources, Inc.*	3,200	70,400
Denbury Resources, Inc.*	21,200	525,760
KCS Energy, Inc.*	21,400	291,254
Magnum Hunter Resources, Inc.*	26,200	317,020
Stone Energy Corp.*	10,100	415,817
Veritas DGC, Inc.*	9,500	200,450

		2,264,956

PHARMACEUTICALS — 7.5%
ARIAD Pharmaceuticals, Inc.*	44,500	252,315
Bone Care International, Inc.*	5,900	135,494
Enzon Pharmaceuticals, Inc.*	22,900	370,293
First Horizon Pharmaceutical Corp.*	11,000	270,380
Impax Laboratories, Inc.*	6,500	95,940
Kos Pharmaceuticals, Inc.*(a)	9,200	328,440
Kosan Biosciences, Inc.*	12,000	75,000
Ligand Pharmaceuticals, Inc. (Class “B” Stock)*(a)	10,300	91,825
Nabi Biopharmaceuticals*	3,500	48,475
Noven Pharmaceuticals, Inc.*	15,100	340,505
Perrigo Co.	22,600	410,868
Priority Healthcare Corp. (Class “B” Stock)*	2,700	48,762
Salix Pharmaceuticals Ltd.*	18,200	291,746
SFBC International, Inc.*	4,200	116,802
United Therapeutics Corp.*	1,000	31,260
Valeant Pharmaceuticals International	17,900	429,599

		3,337,704

PRINTING & PUBLISHING — 1.2%
Consolidated Graphics, Inc.*	10,400	444,080
Nelson, (Thomas), Inc.	4,300	95,202

		539,282

REAL ESTATE — 1.2%
Alexandria Real Estate Equities, Inc. [REIT]	1,600	105,680
Essex Property Trust, Inc. [REIT](a)	1,700	133,382
New Century Financial Corp. [REIT](a)	1,900	104,785
Novastar Financial, Inc. [REIT](a)	1,800	77,904
Washington Real Estate Investment Trust [REIT]	4,100	128,945

		550,696

RESTAURANTS — 2.3%
CEC Entertainment, Inc.*	15,550	591,211
CKE Restaurants, Inc.*(a)	34,400	415,208

		1,006,419

RETAIL & MERCHANDISING — 5.7%
Aeropostale, Inc.*	15,600	492,180
Charlotte Russe Holding, Inc.*	20,900	276,089
Children’s Place Retail Stores, Inc. (The)*	13,500	416,745
Genesco, Inc.*	7,500	192,000
Gymboree Corp.*	33,700	407,770
Select Comfort Corp.*	10,900	186,608
Stein Mart, Inc.*	28,800	478,656
The Pantry, Inc.*	2,800	64,372
Tractor Supply Co.*	700	25,396

		2,539,816

SEMICONDUCTORS — 6.5%
Axcelis Technologies, Inc.*	7,400	63,640
Cirrus Logic, Inc.*	45,300	228,765

Strategic Partners Managed Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
Integrated Device Technology, Inc.*(a)	33,800	$399,516
Micrel, Inc.*	34,200	384,066
Microsemi Corp.*	22,700	352,758
ON Semiconductor Corp.*	76,100	273,960
Pixelworks, Inc.*	9,500	107,255
Silicon Image, Inc.*	24,600	337,020
Skyworks Solutions, Inc.*	32,000	284,480
Standard Microsystems Corp.*	20,200	444,804

		2,876,264

TELECOMMUNICATIONS — 3.8%
Alamosa Holdings, Inc.*(a)	23,900	239,837
Aspect Communications Corp.*	22,500	214,088
C-COR, Inc.*	31,500	236,880
Commscope, Inc.*	4,655	83,837
Ditech Communications Corp.*	700	16,058
Golden Telecom, Inc.(a)	5,400	153,846
InterDigital Communications Corp.*	22,800	362,519
Ptek Holdings, Inc.*	36,000	358,560
RF Micro Devices, Inc.*	5,300	34,503

		1,700,128

TRANSPORTATION — 0.9%
Kirby Corp.*	6,400	268,800
SCS Transportation, Inc.*	6,200	112,034

		380,834

TOTAL LONG-TERM INVESTMENTS (Cost $41,834,890)		43,880,097

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 11.0%
CERTIFICATES OF DEPOSIT — 0.6%
Eurohypo AG
1.88%, 11/22/04(b)	$266	265,936

CORPORATE OBLIGATIONS — 3.2%
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)(c)	121	121,120
Natexis Banque NY
1.975%, 11/01/04(b)(c)	1,095	1,094,742
Swedbank NY
1.83%, 11/15/04(b)(c)	204	204,065

		1,419,927

TIME DEPOSIT — 0.3%
Citibank
1.76%, 11/01/04(b)	142	141,657

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
U.S. Treasury Bills
1.87%, 01/27/05(k)(n)	50	49,774

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 6.8%
BlackRock Institutional Money Market Trust(b)(j)	3,032,787	3,032,787

TOTAL SHORT-TERM INVESTMENTS (Cost $4,910,081)		4,910,081

TOTAL INVESTMENTS — 109.4% (Cost $46,744,971; Note 5)		48,790,178
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.4%)		(4,199,357)

NET ASSETS — 100.0%		$44,590,821

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT	— Real Estate Investment Trust

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $4,676,125; cash collateral of $4,860,307 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.
(k)	Securities or a portion thereof with an aggregate market value of $49,774 have been segregated with the custodian to cover margin requirements for the following open futures contracts at October 31, 2004:

NUMBER OF CONTRACTS	TYPE	EXPIRATION MONTH	VALUE AT TRADE DATE	VALUE AT OCTOBER 31, 2004	UNREALIZED APPRECIATION
LONG POSITION:
2	Russell 2000	Dec 04	$578,712	$584,500	$5,788

(n)	Rates shown are the effective yields at purchase date.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

Computer Services & Software	8.3%
Medical Supplies & Equipment	7.6
Pharmaceuticals	7.5
Semiconductors	6.5
Financial—Bank & Trust	5.7
Retail & Merchandising	5.7
Internet Services	5.5
Oil & Gas	5.1
Healthcare Services	5.0
Telecommunications	3.8
Machinery & Equipment	3.5
Electronic Components & Equipment	3.0
Entertainment & Leisure	2.7
Business Services	2.5
Construction	2.3
Restaurants	2.3
Consumer Products & Services	2.2
Metals & Mining	2.2
Airlines	1.8
Aerospace	1.5
Clothing & Apparel	1.3
Financial Services	1.3
Chemicals	1.2
Printing & Publishing	1.2
Real Estate	1.2
Industrial Products	1.0
Computer Hardware	0.9
Transportation	0.9
Automotive Parts	0.8
Education	0.8
Environmental Services	0.7
Containers & Packaging	0.6
Automobile Manufacturers	0.5
Insurance	0.5
Building Materials	0.3
Broadcasting	0.2
Food	0.2
Cable Television	0.1
Short-Term Investments	11.0

109.4
Liabilities in excess of other assets	-9.4

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Small Company Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 99.8%
COMMON STOCK
ADVERTISING
Penton Media, Inc.*	250,000	$27,500
ValueVision Media, Inc. (Class “A” Stock)*	5,380	56,167

		83,667

AEROSPACE — 2.7%
AAR Corp.*	16,000	188,000
Alliant Techsystems, Inc.*	5,740	329,993
Curtiss-Wright Corp. (Class “B” Stock)	60,000	3,135,000
Fairchild Corp. (Class “A” Stock)*	85,000	302,600
Herley Industries, Inc.*	25,000	439,250
Sequa Corp. (Class “A” Stock)*	16,500	890,670
Sequa Corp. (Class “B” Stock)*	3,500	193,550

		5,479,063

AUTOMOBILE MANUFACTURERS — 0.3%
Monaco Coach Corp.	8,000	142,000
Navistar International Corp.*(a)	10,000	345,500
Thor Industries, Inc.	4,000	111,240

		598,740

AUTOMOTIVE PARTS — 2.9%
American Axle & Manufacturing Holdings, Inc.	1,540	44,198
BorgWarner, Inc.	50,000	2,319,000
Cooper Tire & Rubber Co.(a)	30,000	584,400
Dana Corp.	40,000	596,400
Federal-Mogul Corp.*(a)	40,000	6,200
Midas, Inc.*	86,200	1,631,766
Raytech Corp.*	76,000	142,880
Schieb, (Earl), Inc.*	10,000	33,000
TBC Corp.*	10,310	229,191
Transpro, Inc.*	28,000	186,200

		5,773,235

BEVERAGES — 1.1%
Boston Beer Co., Inc. (Class “A” Stock)*	31,000	783,370
Farmer Brothers Co.	8,000	213,600
Genesee Corp.*	15,000	31,875
Mondavi, (Robert) Corp. (Class “A” Stock)*	22,000	1,198,780
PepsiAmericas, Inc.	3,180	64,395

		2,292,020

BROADCASTING — 6.8%
Beasley Broadcast Group, Inc.*	10,000	164,300
Crown Media Holdings, Inc.*	171,800	1,547,059
Fisher Communications, Inc.*	18,000	846,900
Granite Broadcasting Corp.*	86,000	24,080
Gray Television, Inc.	100,600	1,335,968
Gray Television, Inc. (Class “A” Stock)	8,000	98,240
Lin TV Corp. (Class “A” Stock)*	30,000	545,400
Media General, Inc. (Class “A” Stock)	50,000	2,915,000
Nexstar Broadcasting Group, Inc. (Class “A” Stock)*	20,000	145,800
Paxson Communications Corp.*	165,000	201,300
Saga Communications, Inc. (Class “A” Stock)*	32,500	546,650
Salem Communications Corp. (Class “A” Stock)*	25,000	625,000
SBS Broadcasting SA (Luxembourg)*	7,400	254,856
Scripps, (E.W.) Co. (Class “A” Stock)	37,000	1,765,640
Sinclair Broadcast Group, Inc.	137,200	960,400
Spanish Broadcasting Systems, Inc. (Class “A” Stock)*	29,000	293,480
UnitedGlobalCom, Inc. (Class “A” Stock)*	32,046	239,704
WPT Enterprises, Inc.*(a)	3,000	25,800
Young Broadcasting, Inc. (Class “A” Stock)*	95,000	1,092,500

		13,628,077

BUILDING MATERIALS — 1.4%
Apogee Enterprises, Inc.	10,380	132,968
Florida Rock Industries, Inc.	2,000	103,300
Gibraltar Industries, Inc.	18,000	630,180
Hughes Supply, Inc.	2,000	56,820
Skyline Corp.	5,000	200,400
Texas Industries, Inc.	1,520	77,414
Thomas Industries, Inc.	45,000	1,520,999

		2,722,081

BUSINESS SERVICES — 0.9%
Acxiom Corp.(a)	2,950	73,750
Edgewater Technology, Inc.*	300,000	1,245,000
Fair Isaac Corp.	1,880	56,776
GP Strategies Corp.*	15,000	120,750
Harland, (John H.) Co.	1,300	41,899
Insurance Auto Auctions, Inc.*	7,260	139,465
StarTek, Inc.	2,500	69,125

		1,746,765

	SHARES	VALUE (NOTE 2)
CABLE TELEVISION — 2.6%
Adelphia Communications Corp. (Class “A” Stock)*	30,000	$8,250
Cablevision Systems New York Group (Class “A” Stock)*	230,000	4,733,400
Mediacom Communications Corp.*	60,000	393,000

		5,134,650

CHEMICALS — 7.3%
Airgas, Inc.	13,000	319,800
Arch Chemicals, Inc.	35,000	992,250
Cytec Industries, Inc.	12,630	587,421
Ferro Corp.	80,000	1,685,600
Fuller, (H.B.) Co.	31,900	858,110
Great Lakes Chemical Corp.(a)	43,000	1,101,660
Hercules, Inc.*(a)	112,500	1,606,500
MacDermid, Inc.	96,000	3,029,760
NewMarket Corp.*	30,000	672,300
Nova Chemicals Corp. (Canada)(a)	8,500	330,650
Omnova Solutions, Inc.*	95,800	501,992
Schulman, (A.), Inc.	15,000	297,750
Sensient Technologies Corp.(a)	105,000	2,280,600
TETRA Technologies, Inc.*	6,000	179,640

		14,444,033

CLOTHING & APPAREL — 0.6%
Burlington Coat Factory Warehouse Corp.	8,000	176,560
Hartmarx Corp.*	125,000	1,045,000

		1,221,560

COMPUTER SERVICES & SOFTWARE — 0.5%
Baldwin Technology Co., Inc. (Class “A” Stock)*	100,000	359,000
Intergraph Corp.*(a)	5,884	146,718
PLATO Learning, Inc.*	4,180	37,223
Tyler Technologies, Inc.*	4,780	41,682
Xanser Corp.*	170,000	498,099

		1,082,722

CONGLOMERATES — 0.6%
Brink’s Co. (The)	3,640	116,844
Cendant Corp.	40,000	823,600
Griffon Corp.*	3,780	84,105
Park Ohio Holdings Corp.*	7,400	154,660

		1,179,209

CONSTRUCTION — 0.7%
Cavco Industries, Inc.*	13,500	537,300
Champion Enterprises, Inc.*	40,000	435,600
Fleetwood Enterprises, Inc.*	35,000	440,650
KB Home	1,000	82,250

		1,495,800

CONSUMER PRODUCTS & SERVICES — 4.9%
Aaron Rents, Inc. (Class “A” Stock)	33,750	685,125
Adesa, Inc.	4,430	89,265
Alberto-Culver Co. (Class “B” Stock)	2,340	104,972
Aviall, Inc.*	13,000	281,450
Bowlin Travel Centers, Inc.*	6,000	11,250
Chemed Corp.	34,000	2,055,300
Chestnut Hill Ventures LLC*	129,000	129,000
Church and Dwight Co., Inc.	35,520	966,854
CNS, Inc.	5,890	67,146
Concorde Career Colleges, Inc.*	410	6,294
Elizabeth Arden, Inc.*	35,000	839,300
Energizer Holdings, Inc.*(a)	18,000	835,740
Fedders Corp.	165,000	592,350
Fortune Brands, Inc.	5,000	364,100
Jarden Corp.*	3,045	106,940
Marine Products Corp.	18,000	328,500
Oil-Dri Corp. of America	50,000	765,000
Rayovac Corp.*	16,000	398,560
Revlon, Inc. (Class “A” Stock)*	93,807	227,951
Rollins, Inc.	14,000	368,900
Scotts Co. (The) (Class “A” Stock)*	4,000	256,880
Weider Nutrition International, Inc.*	64,500	277,350

		9,758,227

CONTAINERS & PACKAGING — 1.0%
Crown Holdings, Inc.*	25,000	283,750
Greif, Inc. (Class “A” Stock)	26,000	1,080,300
Pactiv Corp.*	30,000	710,700

		2,074,750

DIVERSIFIED OPERATIONS — 0.1%
Standex International Corp.	8,000	209,520

ELECTRONIC COMPONENTS & EQUIPMENT — 7.9%
Agere Systems, Inc. (Class “B” Stock)*	45,000	51,750
AMETEK, Inc.	65,000	2,139,800
Baldor Electric Co.	57,000	1,335,510
Belden CDT, Inc.	17,000	377,910
CTS Corp.	110,000	1,453,100
Electro Rental Corp.	20,000	226,700
ESCO Technologies, Inc.*	400	27,920
FLIR Systems, Inc.*(a)	2,500	133,025

Strategic Partners Small Company Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
Franklin Electric Co., Inc.	54,000	$2,072,520
GrafTech International Ltd.*	56,000	518,560
Katy Industries, Inc.*	28,000	130,760
Lamson & Sessions Co.*	99,000	905,850
Landauer, Inc.	16,000	780,160
Lecroy Corp.*	4,000	67,320
Littelfuse, Inc.*	10,800	352,296
Magnetek, Inc.*	40,000	246,000
Methode Electronics, Inc. (Class “A” Stock)	18,000	241,740
Monolithic System Technology, Inc.*	25,000	110,250
Park Electrochemical Corp.	13,000	273,130
Parker-Hannifin Corp.	3,100	218,953
Pentair, Inc.	9,350	349,503
Rockwell Automation, Inc.	4,000	166,760
Thomas & Betts Corp.*	118,000	3,344,120
Trans-Lux Corp.	20,000	133,000

		15,656,637

ENTERTAINMENT & LEISURE — 3.5%
Brunswick Corp.	2,760	129,499
Churchill Downs, Inc.	4,000	151,960
Dover Downs Gaming & Entertainment, Inc.	75,000	753,000
Dover Motorsports, Inc.	112,000	532,000
Gaylord Entertainment Co. (Class “A” Stock)*	50,060	1,677,511
International Speedway Corp. (Class “A” Stock)	4,000	188,160
Kerzner International Ltd.*	20,000	1,014,400
Magna Entertainment Corp.*	175,000	985,250
Pinnacle Entertainment, Inc.*	25,000	367,500
Six Flags, Inc.*	170,000	856,800
Topps Co., Inc. (The)	38,290	385,963
Vail Resorts, Inc.*	3,800	76,228

		7,118,271

ENVIRONMENTAL SERVICES — 1.2%
Allied Waste Industries, Inc.*(a)	100,000	816,000
Catalytica Energy Systems, Inc.*	27,000	54,513
CUNO, Inc.*	8,000	460,000
Republic Services, Inc.	35,000	1,078,000

		2,408,513

EQUIPMENT SERVICES — 0.4%
Gerber Scientific, Inc.*	38,000	297,160
Industrial Distribution Group, Inc.*	70,000	595,700

		892,860

FARMING & AGRICULTURE
Delta & Pine Land Co.	1,310	34,479

FINANCIAL — BANK & TRUST — 1.9%
Community First Bankshares, Inc.	15,000	483,300
Crazy Woman Creek Bancorp, Inc.	5,600	102,200
First Republic Bank	29,000	1,397,800
Hibernia Corp. (Class “A” Stock)	12,000	348,000
Riggs National Corp.	22,000	464,420
Silicon Valley Bancshares*(a)	18,000	720,180
TCF Financial Corp.	5,780	182,186
Webster Financial Corp.	3,000	143,400

		3,841,486

FINANCIAL SERVICES — 1.3%
BKF Capital Group, Inc.	48,000	1,517,280
CIT Group, Inc.	9,800	395,920
Interactive Data Corp.*	35,000	690,550
SWS Group, Inc.	2,100	40,320

		2,644,070

FOOD — 4.2%
Archer-Daniels-Midland Co.	35,000	677,950
Corn Products International, Inc.	50,000	2,460,000
Del Monte Foods Co.*	109,770	1,172,344
Flowers Foods, Inc.	90,000	2,282,400
Hain Celestial Group, Inc.*	15,000	242,700
Ingles Markets, Inc. (Class “A” Stock)	67,600	824,720
Performance Food Group Co.*	3,800	88,388
Smucker, (J.M.) Co. (The)(a)	7,000	311,500
Suprema Specialties, Inc.* (cost $12,750; purchased 11/08/01)(g)	1,000	0
TL Administration Corp.*	111,500	2,620
Tootsie Roll Industries, Inc.	11,404	345,769

		8,408,391

HEALTHCARE SERVICES — 0.2%
Accredo Health, Inc.*(a)	7,000	161,210
Laboratory Corp. of America Holdings*	2,700	123,660
NeighborCare, Inc.*	2,310	59,205

		344,075

HOTELS & MOTELS — 1.9%
Aztar Corp.*	80,000	2,476,000
Boca Resorts, Inc. (Class “A” Stock)*	40,000	948,000

	SHARES	VALUE (NOTE 2)
La Quinta Corp.*	40,000	$322,000
Wyndham International, Inc. (Class “A” Stock)*	40,000	28,400

		3,774,400

INDUSTRIAL PRODUCTS — 5.9%
Acuity Brands, Inc.	36,500	968,345
Barnes Group, Inc.	9,800	254,800
Carlisle Cos., Inc.	1,540	89,520
Core Molding Technologies, Inc.*	15,000	36,750
Crane Co.(a)	90,000	2,508,300
Donaldson Co., Inc.	33,000	980,100
Kaman Corp. (Class “A” Stock)	110,000	1,210,000
Myers Industries, Inc.	100,000	1,063,000
Precision Castparts Corp.	62,000	3,720,000
Robbins & Myers, Inc.	35,000	729,750
Roper Industries, Inc.	5,000	308,300
Watts Water Technologies, Inc. (Class “A” Stock)	1,000	25,940

		11,894,805

INSURANCE — 1.5%
Alleghany Corp.*	6,000	1,733,400
Argonaut Group, Inc.*	28,000	518,280
CNA Financial Corp.*	6,500	76,505
Everest Reinsurance Group Ltd.	5,500	436,535
Midland Co.	6,000	165,780
PMI Group, Inc. (The)(a)	3,000	116,460

		3,046,960

INTERNET SERVICES — 0.2%
J Net Enterprises, Inc.*	127,000	361,950
Stellent, Inc.*	9,560	68,641

		430,591

LUMBER & WOOD PRODUCTS — 0.2%
Deltic Timber Corp.	10,500	417,795

MACHINERY & EQUIPMENT — 5.4%
Albany International Corp. (Class “A” Stock)	2,660	79,853
Carbo Ceramics, Inc.	10,000	722,500
CLARCOR, Inc.	43,000	2,119,900
Flowserve Corp.*	42,000	906,360
Gardner Denver, Inc.*	15,000	449,700
Gencorp, Inc.*	130,000	1,807,000
Graco, Inc.	40,000	1,376,000
IDEX Corp.	35,000	1,291,500
Lone Star Technologies, Inc.*	7,000	184,800
Smith, (A.O.) Corp.	35,000	928,900
Tennant Co.	22,000	897,600
Toro Co. (The)(a)	1,680	114,660

		10,878,773

MEDICAL SUPPLIES & EQUIPMENT — 4.5%
Exactech, Inc.*	2,000	34,440
Fisher Scientific International, Inc.*	2,576	147,759
ICU Medical, Inc.*(a)	10,000	224,500
Inamed Corp.*	24,000	1,275,600
Inverness Medical Innovations, Inc.*	15,000	310,200
Invitrogen Corp.*	10,010	579,579
Kensey Nash Corp.*	11,000	314,600
Lifecore Biomedical, Inc.*	6,250	56,000
Orthofix International NV (Netherlands)*	5,000	177,500
Owens & Minor, Inc.	50,000	1,309,500
PolyMedica Corp.	2,610	91,350
Regeneration Technologies, Inc.*	15,000	116,250
Schein, (Henry), Inc.*	5,500	347,765
Schick Technologies, Inc.*	2,000	20,100
Sola International, Inc.*	25,000	479,500
SurModics, Inc.*(a)	3,420	91,827
Sybron Dental Specialties, Inc.*	100,000	3,257,001
Techne Corp.*	1,310	47,186
Thoratec Corp.*(a)	6,000	52,680

		8,933,337

METALS & MINING — 1.0%
Barrick Gold Corp. (Canada)	37,000	832,870
Layne Christensen Co.*	7,000	120,610
Material Sciences Corp.*	67,610	879,606
Worthington Industries, Inc.	10,000	198,500

		2,031,586

OFFICE EQUIPMENT — 0.8%
Hon Industries, Inc.	2,650	107,060
McGrath Rentcorp	18,000	700,740
Nashua Corp.*	70,000	794,500

		1,602,300

OIL & GAS — 5.0%
Callon Petroleum Co.*	60,000	810,600
Devon Energy Corp.(a)	16,000	1,183,520
El Paso Corp.(a)	12,000	107,280
EOG Resources, Inc.(a)	4,300	286,208
Equitable Resources, Inc.(a)	10,500	580,650
Forest Oil Corp.*(a)	37,000	1,128,500
Gyrodyne Co. of America, Inc.*	3,000	109,500
Key Energy Services, Inc.*	15,190	174,685

Strategic Partners Small Company Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
Lufkin Industries, Inc.	10,000	$354,100
Newpark Resources, Inc.*	65,000	352,950
Noble Corp.*	1,500	68,520
ONEOK, Inc.	75,000	2,011,500
Pioneer Natural Resources Co.	2,000	64,800
Rowan Cos., Inc.*	12,000	306,360
XTO Energy, Inc.	76,000	2,536,880

		10,076,053

PAPER & FOREST PRODUCTS — 0.4%
Boise Cascade Corp.*	8,000	236,160
Schweitzer-Mauduit International, Inc.	15,000	473,400

		709,560

PERSONAL SERVICES — 0.3%
Matthews International Corp. (Class “A” Stock)	17,790	596,054

PHARMACEUTICALS — 0.1%
Bone Care International, Inc.*	5,000	114,825
Priority Healthcare Corp. (Class “B” Stock)*	6,200	111,972

		226,797

PRINTING & PUBLISHING — 2.8%
Bowne & Co., Inc.	6,610	82,162
Hollinger International, Inc.	4,530	80,861
Journal Communications, Inc. (Class “A” Stock)	8,340	134,441
Journal Register Co.*	50,000	940,000
Lee Enterprises, Inc.	5,000	231,600
McClatchy Co.	11,000	764,500
Nelson, (Thomas), Inc.	19,000	420,660
PRIMEDIA, Inc.*	200,000	510,000
Pulitzer, Inc.	46,800	2,467,296

		5,631,520

REAL ESTATE — 0.5%
Griffin Land & Nurseries, Inc.*	13,000	334,373
Harbor Global Co.*	17,500	181,125
Innkeepers USA Trust [REIT]	25,000	346,250
Sun Communities, Inc. [REIT]	5,000	194,350

		1,056,098

RESTAURANTS — 1.1%
Steak ’n Shake Co. (The)*	75,000	1,236,000
Triarc Cos., Inc. (Class “A” Stock)	26,720	303,539
Triarc Cos., Inc. (Class “B” Stock)	53,560	612,191
Wendy’s International, Inc.	3,300	110,121

		2,261,851

RETAIL & MERCHANDISING — 1.4%
Big 5 Sporting Goods Corp.	3,000	76,170
Bon-Ton Stores, Inc.	4,000	48,000
Movado Group, Inc.	20,000	345,000
Neiman Marcus Group, Inc. (Class “A” Stock)(a)	22,000	1,338,260
Neiman Marcus Group, Inc. (Class “B” Stock)	16,000	905,600
Office Depot, Inc.*	4,550	73,665
Sports Authority, Inc. (The)*	2,602	62,916

		2,849,611

SEMICONDUCTORS — 0.3%
Axcelis Technologies, Inc.*	31,000	266,600
Omnivision Technologies, Inc.*(a)	18,000	286,200

		552,800

TELECOMMUNICATIONS — 4.5%
Acme Communications, Inc.*	135,300	767,151
AO VimpelCom [ADR] (Russia)*	20,000	2,280,000
Centennial Communications, Inc.*	35,000	218,400
Cincinnati Bell, Inc.*	150,000	511,500
Corning, Inc.*(a)	70,000	801,500
D & E Communications, Inc.	80,000	989,600
Dobson Communications Corp.*	60,000	79,800
Nextel Communications, Inc. (Class “A” Stock)*(a)	18,000	476,820
Plantronics, Inc.	6,000	261,000
Rural Cellular Corp.*	45,000	270,000
Stratos International, Inc.*	10,000	49,100
Sycamore Networks, Inc.*	30,000	110,100
Western Wireless Corp. (Class “A” Stock)*(a)	74,000	2,156,360

		8,971,331

TRANSPORTATION — 0.9%
GATX Corp.	46,000	1,254,880
Grupo TMM S.A. de C.V [ADR] (Mexico)*	15,000	37,350
Hub Group, Inc. (Class “A” Stock) (Canada)*	2,000	80,440
Laidlaw International, Inc.*	4,180	69,681
Ryder System, Inc.	6,000	300,600

		1,742,951

UTILITIES — 6.1%
AES Corp.*	23,000	250,700
Allete, Inc.	1,476	50,154
Alliant Energy Corp.	9,200	242,696
Aquila, Inc.*	60,000	190,200

	SHARES	VALUE (NOTE 2)
CH Energy Group, Inc.	42,000	$1,874,460
Connecticut Water Service, Inc.	23,000	604,900
DPL, Inc.	20,000	432,000
Duquesne Light Holdings, Inc.(a)	110,000	1,887,600
El Paso Electric Co.*	130,000	2,164,501
Florida Public Utilities Co.	8,000	136,800
Ionics, Inc.*	3,110	88,635
Maine & Maritimes Corp.	7,000	200,900
MGE Energy, Inc.	28,000	887,320
Northeast Utilities(a)	110,000	2,126,300
Southern Union Co.*(a)	35,563	781,308
TXU Corp.(a)	4,500	275,490

		12,193,964

TOTAL LONG-TERM INVESTMENTS (Cost $137,491,868)		200,152,038

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 9.5%
CERTIFICATES OF DEPOSIT — 0.5%
Banco Santander PR
1.815%, 11/08/04(b)(c)	$358	358,052
Fortis Bank NY
1.775%, 06/06/05(b)	570	569,469
Westdeutsche Landesbank
1.50%, 01/10/05(b)	166	166,390

		1,093,911

CORPORATE OBLIGATIONS — 5.9%
Bear Stearns
1.905%, 11/01/04(b)(c)	131	131,491
Goldman Sachs Group, Inc.
1.955%, 11/01/04(b)(c)	1,342	1,341,606
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)(c)	480	480,669
Natexis Banque NY
1.922%, 11/01/04(b)(c)	1,763	1,763,066
1.975%, 11/01/04(b)(c)	3,562	3,560,781
Sedna Finance Corporation
1.84%, 11/01/04(b)(c)	401	401,162
Societe Generale
1.95%, 11/01/04(b)(c)	237	236,926
Swedbank NY
1.83%, 11/15/04(b)(c)	3,904	3,903,305

		11,819,006

TIME DEPOSIT — 0.4%
Citibank
1.76%, 11/01/04(b)	814	813,714

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 2.7%
BlackRock Institutional Money Market Trust(b)(j)	5,336,590	5,336,590

TOTAL SHORT-TERM INVESTMENTS (Cost $19,063,221)		19,063,221

TOTAL INVESTMENTS — 109.3% (Cost $156,555,089; Note 5)		219,215,259
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.3%)		(18,577,973)

NET ASSETS — 100.0%		$200,637,286

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	—American Depository Receipt
REIT	—Real Estate Investment Trust

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $18,278,215; cash collateral of $19,063,221 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid security is $12,750. The aggregate value, $0 represents 0.00% of net assets.
(j)	Security available to institutional investors only.

Strategic Partners Small Company Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

Electronic Components & Equipment	7.9%
Chemicals	7.3
Broadcasting	6.8
Utilities	6.1
Industrial Products	5.9
Machinery & Equipment	5.4
Oil & Gas	5.0
Consumer Products & Services	4.9
Medical Supplies & Equipment	4.5
Telecommunications	4.5
Food	4.2
Entertainment & Leisure	3.5
Automotive Parts	2.9
Printing & Publishing	2.8
Aerospace	2.7
Cable Television	2.6
Financial—Bank & Trust	1.9
Hotels & Motels	1.9
Insurance	1.5
Building Materials	1.4
Retail & Merchandising	1.4
Financial Services	1.3
Environmental Services	1.2
Beverages	1.1
Restaurants	1.1
Containers & Packaging	1.0
Metals & Mining	1.0
Business Services	0.9
Transportation	0.9
Office Equipment	0.8
Construction	0.7
Clothing & Apparel	0.6
Conglomerates	0.6
Computer Services & Software	0.5
Real Estate	0.5
Equipment Services	0.4
Paper & Forest Products	0.4
Automobile Manufacturers	0.3
Personal Services	0.3
Semiconductors	0.3
Healthcare Services	0.2
Internet Services	0.2
Lumber & Wood Products	0.2
Diversified Operations	0.1
Pharmaceuticals	0.1
Short-Term Investments	9.5

109.3
Liabilities in excess of other assets	-9.3

TOTAL	100.0%

Strategic Partners Mid Cap Growth Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 100.5%
COMMON STOCK
AEROSPACE & DEFENSE — 1.4%
Alliant Techsystems, Inc.*	40,484	$2,327,425

APPAREL/SHOES — 4.3%
Chico’s FAS, Inc.*(a)	49,375	1,976,481
Reebok International Ltd.	71,750	2,654,750
Ross Stores, Inc.	95,000	2,495,650

		7,126,881

AUTO PARTS & RELATED — 1.4%
Gentex Corp.(a)	68,950	2,276,040

BANKS — 0.6%
M&T Bank Corp.	9,000	927,000

BIOTECHNOLOGY — 1.3%
Biogen Idec, Inc.*(a)	16,320	949,171
MedImmune, Inc.*	43,675	1,241,244

		2,190,415

BROADCASTING & CABLE/SATELLITE TV — 5.6%
Cablevision Systems New York Group (Class “A” Stock)*(a)	95,000	1,955,100
Citadel Broadcasting Co.*	122,100	1,776,555
EchoStar Communications Corp. (Class “A” Stock)(a)	43,450	1,373,889
Entravision Communications Corp. (Class “A” Stock)*	225,625	1,816,281
Univision Communications, Inc. (Class “A” Stock)*(a)	78,875	2,441,970

		9,363,795

CLOTHING & APPAREL — 2.6%
Coach, Inc.*(a)	91,000	4,243,330

COMMERCIAL SERVICES — 5.9%
ARAMARK Corp. (Class “B” Stock)(a)	110,650	2,495,157
Getty Images, Inc.*	19,000	1,123,470
Iron Mountain, Inc.*(a)	68,537	2,265,148
Moody’s Corp.	28,400	2,209,804
Pitney Bowes, Inc.	38,150	1,669,063

		9,762,642

COMPUTER HARDWARE — 2.3%
Avocent Corp.*	108,200	3,851,920

COMPUTER SOFTWARE — 8.0%
Cognos, Inc. (Canada)*	33,200	1,311,732
Electronic Arts, Inc.*	18,800	844,496
Intuit, Inc.*	32,725	1,484,406
Manhattan Associates, Inc.*(a)	64,100	1,318,537
Mercury Interactive Corp.*(a)	18,200	790,426
NAVTEQ Corp.*	17,800	717,518
Salesforce.com, Inc.*(a)	52,800	1,072,896
Symantec Corp.*	75,000	4,270,499
Take-Two Interactive Software, Inc.*	44,235	1,457,986

		13,268,496

DRUGS & MEDICINE — 0.7%
OSI Pharmaceuticals, Inc.*	17,800	1,156,644

ENTERTAINMENT & LEISURE — 0.9%
International Game Technology, Inc.(a)	43,400	1,433,936

FINANCIALS — 3.3%
Investors Financial Services Corp.(a)	66,000	2,540,340
Legg Mason, Inc.	45,300	2,886,063

		5,426,403

GAMING/LODGING — 3.0%
GTECH Holdings Corp.	84,500	2,000,115
Harrah’s Entertainment, Inc.(a)	27,475	1,607,837
Marriott International, Inc. (Class “A” Stock)	25,550	1,392,220

		5,000,172

HOUSEHOLD/PERSONAL CARE — 1.1%
Energizer Holdings, Inc.*	38,100	1,768,983

INDUSTRIALS — 1.8%
Fastenal Co.(a)	54,500	3,010,035

INSURANCE — 1.9%
Ambac Financial Group, Inc.	13,905	1,085,424
RenaissanceRe Holdings Ltd.	6,350	297,307
Willis Group Holdings Ltd. (United Kingdom)	48,775	1,753,462

		3,136,193

INTERNET & ONLINE — 2.4%
CheckFree Corp.*(a)	104,425	3,237,175
CNET Networks, Inc.*	96,500	788,405

		4,025,580

MANUFACTURING — 2.3%
American Standard Cos., Inc.*	26,870	982,636
Danaher Corp.(a)	52,600	2,899,838

		3,882,474

Strategic Partners Mid Cap Growth Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
MEDICAL PRODUCTS — 3.1%
Allergan, Inc.	27,500	$1,967,900
Fisher Scientific International, Inc.*	32,476	1,862,823
St. Jude Medical, Inc.*	17,500	1,339,975

		5,170,698

MOVIES & ENTERTAINMENT — 0.5%
Lodgenet Entertainment Corp.*	60,350	817,743

NETWORKING/TELECOM EQUIPMENT — 3.2%
Adtran, Inc.(a)	96,030	2,074,248
FLIR Systems, Inc.*(a)	34,573	1,839,629
Juniper Networks, Inc.*	52,500	1,397,025

		5,310,902

OIL & GAS — 2.1%
Murphy Oil Corp.	27,000	2,160,540
XTO Energy, Inc.	41,500	1,385,270

		3,545,810

OTHER CONSUMER DISCRETIONARY — 3.8%
Harman International Industries, Inc.	33,000	3,965,940
ITT Educational Services, Inc.*	49,700	1,889,097
Select Comfort Corp.*	30,779	526,936

		6,381,973

OTHER ENERGY — 1.7%
Smith International, Inc.*(a)	48,825	2,835,756

OTHER HEALTH CARE — 4.5%
Caremark Rx, Inc.*(a)	95,000	2,847,150
Charles River Laboratories International, Inc.*(a)	49,625	2,321,954
Millipore Corp.*(a)	48,370	2,224,536

		7,393,640

OTHER PRODUCER GOODS & SERVICES — 2.4%
Global Payments, Inc.	23,500	1,286,860
Grainger, (W.W.), Inc.	46,840	2,744,356

		4,031,216

OTHER TECHNOLOGY — 1.2%
Amphenol Corp.*	58,900	2,022,037

PUBLISHING — 3.4%
Lamar Advertising Co.*(a)	60,050	2,487,271
Scripps, (E.W.) Co. (Class “A” Stock)	66,100	3,154,292

		5,641,563

REAL ESTATE — 0.5%
MoneyGram International, Inc.	41,600	773,760

RESTAURANTS — 0.7%
Chang’s China Bistro, (P.F.), Inc.*(a)	21,400	1,087,976

RETAILING — 10.0%
Bed Bath & Beyond, Inc.*	22,700	925,933
CarMax, Inc.*(a)	78,800	2,075,592
Dollar Tree Stores, Inc.*(a)	65,450	1,891,505
Ethan Allen Interiors, Inc.	36,375	1,385,524
PETCO Animal Supplies, Inc.*	64,550	2,308,953
PETsMART, Inc.	48,000	1,535,040
Tiffany & Co.(a)	50,000	1,466,500
Tuesday Morning Corp.*	46,500	1,517,760
Williams-Sonoma, Inc.*(a)	93,050	3,551,718

		16,658,525

SEMICONDUCTORS/SEMI CAP — 6.0%
KLA-Tencor Corp.*(a)	54,875	2,498,459
Linear Technology Corp.	28,800	1,090,944
Marvell Technology Group Ltd.*	40,400	1,154,228
Microchip Technology, Inc.(a)	85,500	2,586,375
Tessera Technologies, Inc.*	93,257	2,604,667

		9,934,673

TECHNOLOGY — 2.4%
Molex, Inc.	64,000	1,892,480
Zebra Technologies Corp. (Class “A” Stock)*	38,100	2,018,919

		3,911,399

TELECOMMUNICATIONS — 2.3%
Crown Castle International Corp.*(a)	101,550	1,554,731
Nextel Partners, Inc. (Class “A” Stock)*(a)	131,500	2,214,460

		3,769,191

TOBACCO — 0.9%
UST, Inc.	37,840	1,557,494

TRANSPORTATION — 1.0%
Robinson Worldwide, (C.H.), Inc.(a)	30,475	1,643,822

TOTAL LONG-TERM INVESTMENTS (Cost $136,071,543)		166,666,542

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
SHORT-TERM INVESTMENTS — 27.4%
CERTIFICATES OF DEPOSIT — 3.5%
Banco Santander PR
1.815%, 11/08/04(b)(c)	$3,032	$3,031,100
Eurohypo AG
1.88%, 11/22/04(b)	1,023	1,023,087
Fortis Bank NY
1.775%, 06/06/05(b)	1,757	1,756,628

		5,810,815

CORPORATE OBLIGATIONS — 16.0%
Bear Stearns
1.905%, 11/01/04(b)(c)	278	278,018
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)(c)	6,027	6,027,043
Morgan Stanley
1.955%, 11/01/04(b)(c)	3,541	3,540,189
Natexis Banque NY
1.922%, 11/01/04(b)(c)	4,117	4,116,854
1.975%, 11/01/04(b)(c)	3,721	3,720,155
Sedna Finance Corp.
1.84%, 11/01/04(b)(c)	2,985	2,984,895
Swedbank NY
1.83%, 11/15/04(b)(c)	5,744	5,743,413

		26,410,567

TIME DEPOSIT — 0.9%
Citibank
1.76%, 11/01/04(b)	1,562	1,561,682

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 7.0%
BlackRock Institutional Money Market Trust(b)(j)	11,655,263	11,655,263

TOTAL SHORT-TERM INVESTMENTS (Cost $45,438,327)		45,438,327

TOTAL INVESTMENTS — 127.9% (Cost $181,509,870; Note 5)		212,104,869
LIABILITIES IN EXCESS OF OTHER ASSETS — (27.9%)		(46,302,428)

NET ASSETS — 100.0%		$165,802,441

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $44,164,930; cash collateral of $45,438,327 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

Strategic Partners Mid Cap Growth Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

Retailing	10.0%
Computer Software	8.0
Semiconductors/Semi Cap	6.0
Commercial Services	5.9
Broadcasting & Cable/Satellite TV	5.6
Other Health Care	4.5
Apparel/Shoes	4.3
Other Consumer Discretionary	3.8
Publishing	3.4
Financials	3.3
Networking/Telecom Equipment	3.2
Medical Products	3.1
Gaming/Lodging	3.0
Clothing & Apparel	2.6
Internet & Online	2.4
Other Producer Goods & Services	2.4
Technology	2.4
Computer Hardware	2.3
Manufacturing	2.3
Telecommunications	2.3
Oil & Gas	2.1
Insurance	1.9
Industrials	1.8
Other Energy	1.7
Aerospace	1.4
Auto Parts & Related	1.4
Biotechnology	1.3
Other Technology	1.2
Household/Personal Care	1.1
Transportation	1.0
Entertainment & Leisure	0.9
Tobacco	0.9
Drugs & Medicine	0.7
Restaurants	0.7
Banks	0.6
Movies & Entertainment	0.5
Real Estate	0.5
Short-Term Investments	27.4

127.9
Liabilities in excess of other assets	-27.9

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Relative Value Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 98.5%
COMMON STOCK
AEROSPACE — 0.2%
Boeing Co.	3,000	$149,700
General Dynamics Corp.	800	81,696
Northrop Grumman Corp.	9,200	476,100

		707,496

AUTOMOTIVE PARTS — 9.7%
Advance Auto Parts, Inc.*	124,200	4,858,704
AutoNation, Inc.*(a)	135,600	2,336,388
AutoZone, Inc.*(a)	92,100	7,534,701
BorgWarner, Inc.	163,500	7,583,130
Dana Corp.	33,000	492,030
Genuine Parts Co.	18,000	718,020
Lear Corp.	128,400	6,923,328

		30,446,301

BEVERAGES — 1.9%
Constellation Brands, Inc. (Class “A” Stock)*	149,400	5,860,962

BUSINESS SERVICES — 2.1%
Manpower, Inc.	146,900	6,647,225

CHEMICALS — 0.2%
Sensient Technologies Corp.	30,000	651,600

CLOTHING & APPAREL — 5.2%
Liz Claiborne, Inc.	127,600	5,216,288
Reebok International Ltd.	183,000	6,771,000
VF Corp.	82,300	4,430,209

		16,417,497

COMPUTER HARDWARE — 2.2%
Hewlett-Packard Co.	9,351	174,490
Maxtor Corp.*	30,000	88,800
Western Digital Corp.*	805,400	6,708,982

		6,972,272

COMPUTER SERVICES & SOFTWARE — 2.1%
Computer Associates International, Inc.	239,700	6,642,087

CONGLOMERATES — 2.5%
Altria Group, Inc.	8,000	387,680
Cendant Corp.	27,000	555,930
Honeywell International, Inc.	19,000	639,920
ITT Industries, Inc.	2,000	162,280
Johnson Controls, Inc.	108,100	6,199,535

		7,945,345

CONSUMER PRODUCTS & SERVICES — 4.2%
Black & Decker Corp.(a)	52,300	4,198,644
Energizer Holdings, Inc.*	16,000	742,880
International Flavors & Fragrances, Inc.	1,000	39,050
Mattel, Inc.	20,000	350,200
Procter & Gamble Co.	12,000	614,160
Whirlpool Corp.	122,200	7,179,250

		13,124,184

ELECTRONIC COMPONENTS & EQUIPMENT — 0.3%
AMETEK, Inc.	6,000	197,520
Eastman Kodak Co.(a)	20,000	605,600

		803,120

ENVIRONMENTAL SERVICES — 0.2%
Republic Services, Inc.	20,000	616,000

FINANCIAL — BANK & TRUST — 5.0%
First Horizon National Corp.	168,600	7,297,008
North Fork Bancorp, Inc.	179,735	7,926,314
TCF Financial Corp.	16,600	523,232

		15,746,554

FINANCIAL SERVICES — 10.9%
Ambac Financial Group, Inc.	90,350	7,052,721
American Express Co.(a)	12,500	663,375
Bank of New York Co., Inc. (The)(a)	16,000	519,360
Bear Stearns Cos., Inc.(a)	78,900	7,475,774
CIT Group, Inc.	156,100	6,306,440
Countrywide Financial Corp.(a)	5,598	178,744
Fannie Mae(a)	2,500	175,375
Freddie Mac	1,500	99,900
IndyMac Bancorp, Inc.	200,000	6,452,000
JP Morgan Chase & Co.	7,000	270,200
KeyCorp(a)	5,000	167,950
Mellon Financial Corp.	2,000	57,800
Merrill Lynch & Co., Inc.(a)	5,600	302,064
Price, (T. Rowe) Group, Inc.	13,000	725,010
Waddell & Reed Financial, Inc. (Class “A” Stock)	183,200	3,849,032
Washington Mutual, Inc.(a)	2,000	77,420

		34,373,165

FOOD — 3.2%
Campbell Soup Co.(a)	20,000	536,800
Del Monte Foods Co.*	178,700	1,908,516
Fresh Del Monte Produce, Inc.(a)	207,100	5,440,517
General Mills, Inc.	13,000	575,250
Heinz, (H.J.) Co.	16,000	581,600
Kellogg Co.	12,000	516,000

Strategic Partners Relative Value Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
McCormick & Co., Inc.	16,000	$566,880
Ralcorp Holdings, Inc.*	1,000	36,750

		10,162,313

FURNITURE — 1.8%
Mohawk Industries, Inc.*(a)	68,100	5,793,948

HEALTHCARE SERVICES — 8.7%
Coventry Health Care, Inc.*	171,300	7,006,170
DaVita, Inc.*	108,250	3,206,365
Medco Health Solutions, Inc.*	5,000	169,550
Omnicare, Inc.	223,700	6,171,883
Tenet Healthcare Corp.*	3,000	32,160
Triad Hospitals, Inc.*	214,000	7,068,420
Universal Health Services, Inc. (Class “B” Stock)	88,700	3,686,372

		27,340,920

INDUSTRIAL PRODUCTS — 3.2%
Cooper Industries Ltd. (Class “A” Stock)	10,000	639,000
Crane Co.(a)	20,000	557,400
Precision Castparts Corp.	13,000	780,000
SPX Corp.(a)	201,600	7,731,360
Watts Water Technologies, Inc. (Class “A” Stock)	10,000	259,400

		9,967,160

INSURANCE — 14.2%
Allstate Corp. (The)	7,000	336,630
Anthem, Inc.*(a)	88,100	7,083,240
Arch Capital Group Ltd.*	113,500	4,264,195
Endurance Specialty Holdings Ltd.	43,500	1,442,025
Hartford Financial Services Group, Inc. (The)	2,000	116,960
PartnerRe Ltd.	100,600	5,849,890
PMI Group, Inc. (The)(a)	166,400	6,459,648
Radian Group, Inc.	150,000	7,189,499
RenaissanceRe Holdings Ltd.	130,400	6,105,328
UnumProvident Corp.	7,700	105,182
WellChoice, Inc.*	135,000	5,637,600

		44,590,197

MACHINERY & EQUIPMENT — 1.6%
Ingersoll-Rand Co. Ltd. (Class “A” Stock)	73,600	5,037,184

MEDICAL SUPPLIES & EQUIPMENT — 0.3%
Baxter International, Inc.	2,600	79,976
DENTSPLY International, Inc.	1,500	78,015
Owens & Minor, Inc.	1,000	26,190
Schein, (Henry), Inc.*	1,500	94,845
Sybron Dental Specialties, Inc.*	21,000	683,970

		962,996

OIL & GAS — 7.5%
Devon Energy Corp.(a)	3,340	247,060
Equitable Resources, Inc.	2,000	110,600
Exxon Mobil Corp.	6,000	295,320
National Fuel Gas Co.	10,000	280,200
ONEOK, Inc.	6,000	160,920
Patina Oil & Gas Corp.	156,800	4,484,480
Pioneer Natural Resources Co.	141,500	4,584,600
Questar Corp.	4,000	192,000
Sunoco, Inc.	84,700	6,298,292
XTO Energy, Inc.	212,650	7,098,257

		23,751,729

PAPER & FOREST PRODUCTS — 0.1%
Schweitzer-Mauduit International, Inc.	5,000	157,800

PHARMACEUTICALS — 0.4%
Bristol-Meyers Squibb Co.	22,000	515,460
Merck & Co., Inc.	3,000	93,930
Pfizer, Inc.	17,500	506,625
Wyeth	2,000	79,300

		1,195,315

PRINTING & PUBLISHING — 0.2%
Knight-Ridder, Inc.	8,000	548,240

RAILROADS — 0.2%
Canadian National Railway Co. (Canada)	13,450	726,973

RESTAURANTS — 1.7%
Darden Restaurants, Inc.	218,300	5,348,350

RETAIL & MERCHANDISING — 6.3%
Dollar Tree Stores, Inc.*	15,300	442,170
Foot Locker, Inc.	283,900	6,927,160
NBTY, Inc.*	196,000	5,397,840
Neiman Marcus Group, Inc. (Class “A” Stock)	10,000	608,300
Pier 1 Imports, Inc.	364,800	6,548,160

		19,923,630

TELECOMMUNICATIONS — 0.8%
ALLTEL Corp.	7,000	384,510
CenturyTel, Inc.	19,000	609,710
Sprint Corp.	37,000	775,150

	SHARES	VALUE (NOTE 2)
Verizon Communications, Inc.	17,000	$664,700
Western Wireless Corp. (Class “A” Stock)*(a)	5,000	145,700

		2,579,770

TRANSPORTATION — 0.2%
GATX Corp.	18,000	491,040

UTILITIES — 1.4%
Allegheny Energy, Inc.*	55,000	1,007,050
CH Energy Group, Inc.	2,900	129,428
Cinergy Corp.	8,100	320,112
CMS Energy Corp.*	10,000	93,600
Constellation Energy Group, Inc.	16,000	649,920
Duquesne Light Holdings, Inc.	30,000	514,800
FirstEnergy Corp.	5,000	206,650
Great Plains Energy, Inc.(a)	10,000	284,900
NSTAR	12,000	593,640
Wisconsin Energy Corp.	10,000	326,400
Xcel Energy, Inc.	20,000	342,000

		4,468,500

TOTAL LONG-TERM INVESTMENTS (Cost $261,552,379)		309,999,873

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 15.0%
CERTIFICATES OF DEPOSIT — 1.4%
Banco Santander PR
1.815%, 11/08/04(b)(c)	$3,558	3,557,585
Canadian Imperial Bank of Commerce
1.915%, 11/29/04(b)(c)	402	401,456
1.72%, 05/25/05(b)	8	8,117
CS First Boston
1.79%, 11/10/04(b)	178	177,885
Eurohypo AG
1.88%, 11/22/04(b)	46	45,847
Fortis Bank
2.055%, 06/08/05(b)	189	189,396

		4,380,286

CORPORATE OBLIGATIONS — 6.0%
Goldman Sachs Group, Inc.
1.955%, 11/01/04(b)(c)	2,342	2,342,315
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)(c)	4,129	4,129,446
Morgan Stanley
1.89%, 11/01/04(b)(c)	394	394,377
Natexis Banque NY
1.922%, 11/01/04(b)(c)	1,067	1,066,619
1.975%, 11/01/04(b)(c)	74	73,836
Sedna Finance Corporation
1.84%, 11/01/04(b)(c)	2,607	2,607,378
Societe Generale
1.95%, 11/01/04(b)(c)	2,986	2,985,848
Swedbank NY
1.83%, 11/15/04(b)(c)	5,439	5,438,239

		19,038,058

TIME DEPOSIT — 0.4%
Citibank
1.76%, 11/01/04(b)	1,222	1,222,239

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 5.4%
BlackRock Institutional Money Market Trust(b)(j)	16,934,340	16,934,340

REGISTERED INVESTMENT COMPANIES — 1.8%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	5,774,458	5,774,458
TOTAL SHORT-TERM INVESTMENTS (Cost $47,349,381)		47,349,381

TOTAL INVESTMENTS — 113.5% (Cost $308,901,760; Note 5)		357,349,254
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.5%)		(42,432,278)

NET ASSETS — 100.0%		$314,916,976

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $40,533,529; cash collateral of $41,574,923 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

Strategic Partners Relative Value Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

Insurance	14.2%
Financial Services	10.9
Automotive Parts	9.7
Healthcare Services	8.7
Oil & Gas	7.5
Retail & Merchandising	6.3
Clothing & Apparel	5.2
Financial—Bank & Trust	5.0
Consumer Products & Services	4.2
Food	3.2
Industrial Products	3.2
Conglomerates	2.5
Computer Hardware	2.2
Business Services	2.1
Computer Services & Software	2.1
Beverages	1.9
Furniture	1.8
Restaurants	1.7
Machinery & Equipment	1.6
Utilities	1.4
Telecommunications	0.8
Pharmaceuticals	0.4
Electronic Components & Equipment	0.3
Medical Supplies & Equipment	0.3
Aerospace	0.2
Chemicals	0.2
Environmental Services	0.2
Printing & Publishing	0.2
Railroads	0.2
Transportation	0.2
Paper & Forest Products	0.1
Short-Term Investments	15.0

113.5
Liabilities in excess of other assets	-13.5

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Technology Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 99.6%
COMMON STOCK
BUSINESS SERVICES — 4.9%
Accenture Ltd.*	17,400	$421,254
Automatic Data Processing, Inc.	14,200	616,138

		1,037,392

COMPUTER HARDWARE — 6.8%
Dell, Inc.*(a)	25,400	890,524
Lexmark International, Inc. (Class “A” Stock)*(a)	6,600	548,526

		1,439,050

COMPUTER SERVICES & SOFTWARE — 18.4%
Adobe Systems, Inc.(a)	11,000	616,330
Check Point Software Technologies Ltd.*	17,400	393,605
Cognos, Inc. (Canada)*	9,500	375,345
EMC Corp.*	32,100	413,127
Mercury Interactive Corp.*(a)	7,700	334,411
Microsoft Corp.	27,300	764,127
Oracle Corp.*(a)	33,900	429,174
SAP AG [ADR] (Germany)	13,200	562,980

		3,889,099

COMPUTERS — NETWORKING — 9.3%
Cisco Systems, Inc.*	36,500	701,165
Juniper Networks, Inc.*(a)	22,900	609,369
Network Appliance, Inc.*	27,100	663,137

		1,973,671

ELECTRONIC COMPONENTS & EQUIPMENT — 4.7%
Linear Technology Corp.(a)	14,200	537,896
United Microelectronics Corp.*	130,036	455,126

		993,022

INTERNET SERVICES — 15.4%
eBay, Inc.*	8,600	839,446
Google, Inc. (Class “A” Stock)*(a)	3,000	572,115
Symantec Corp.*(a)	12,500	711,750
VeriSign, Inc.*(a)	13,000	348,790
Yahoo!, Inc.*(a)	21,500	778,085

		3,250,186

MEDICAL SUPPLIES & EQUIPMENT — 3.0%
Zimmer Holdings, Inc.*	8,100	628,479

PHARMACEUTICALS — 5.9%
Amgen, Inc.*	7,300	414,640
Genentech, Inc.*	8,200	373,346
Teva Pharmaceutical Industries Ltd. [ADR] (Israel)(a)	17,500	455,000

		1,242,986

SEMICONDUCTORS — 13.3%
Applied Materials, Inc.*(a)	17,400	280,140
Intel Corp.	17,900	398,454
Microchip Technology, Inc.(a)	19,300	583,825
Taiwan Semiconductor Manufacturing Co. Ltd. [ADR] (Taiwan)	77,401	585,926
Texas Instruments, Inc.	13,800	337,410
Xilinx, Inc.	20,100	615,060

		2,800,815

TELECOMMUNICATIONS — 17.9%
ADTRAN, Inc.	12,000	259,200
Amdocs Ltd.*	24,000	603,600
Avaya, Inc.*(a)	33,600	483,840
Comverse Technology, Inc.*	5,700	117,648
Corning, Inc.*(a)	52,300	598,835
Motorola, Inc.	33,100	571,306
QUALCOMM, Inc.	17,800	744,218
Verizon Communications, Inc.	10,500	410,550

		3,789,197

TOTAL LONG-TERM INVESTMENTS (Cost $17,693,869)		21,043,897

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 30.9%
CERTIFICATE OF DEPOSIT — 6.6%
CS First Boston
1.79%, 11/10/04(b)	$958	957,629
Eurohypo AG
1.88%, 11/22/04(b)	434	433,719

		1,391,348

COMMERCIAL PAPER — 1.6%
Victory Receivables Corp.
1.80%, 11/05/04(b)	349	348,021

CORPORATE OBLIGATIONS — 15.2%
Bear Stearns
1.905%, 11/01/04(b)(c)	733	732,814
Goldman Sachs Group, Inc.
1.955%, 11/01/04(b)(c)	37	36,699
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)(c)	669	669,259
Morgan Stanley
1.955%, 11/01/04(b)(c)	132	131,884
Natexis Banque NY
1.922%, 11/01/04(b)(c)	865	864,728
1.975%, 11/01/04(b)(c)	616	615,925

Strategic Partners Technology Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Swedbank NY
1.83%, 11/15/04(b)(c)	$155	$155,277

		3,206,586

TIME DEPOSIT — 1.3%
Citibank
1.76%, 11/01/04(b)	273	272,945

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 5.4%
BlackRock Institutional Money Market Trust(b)(j)	1,135,656	1,135,656

REGISTERED INVESTMENT COMPANY — 0.8%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	166,446	166,446

TOTAL SHORT-TERM INVESTMENTS (Cost $6,521,002)		6,521,002

TOTAL INVESTMENTS — 130.5% (Cost $24,214,871; Note 5)		27,564,899
LIABILITIES IN EXCESS OF OTHER ASSETS — (30.5%)		(6,439,686)

NET ASSETS — 100.0%		$21,125,213

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	—American Depository Receipt

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $6,145,884; cash collateral of $6,354,556 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

INDUSTRY
Computer Services & Software	18.4%
Telecommunications	17.9
Internet Services	15.4
Semiconductors	13.3
Computers—Networking	9.3
Computer Hardware	6.8
Pharmaceuticals	5.9
Business Services	4.9
Electronic Components & Equipment	4.7
Medical Supplies & Equipment	3.0
Short-Term Investments	30.9

130.5
Liabilities in excess of other assets	-30.5

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Health Sciences Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 91.6%
COMMON STOCK
BIOTECHNOLOGY HEALTHCARE — 7.1%
Amgen, Inc.*	19,000	$1,079,200
Genzyme Corp.*	4,300	225,621
Gilead Sciences, Inc.*	4,100	141,983

		1,446,804

CHEMICALS — 0.2%
AKZO Nobel NV [ADR] (Netherlands)	900	33,993

ELECTRONIC COMPONENTS & EQUIPMENT — 0.4%
SonoSight, Inc.*	2,300	66,436
Varian, Inc.*	600	21,888

		88,324

HEALTH CARE — 0.6%
Davita, Inc.*	4,400	130,328

HEALTHCARE FACILITIES — 1.8%
Community Health Systems, Inc.*	13,600	364,752

HEALTHCARE SERVICES — 3.9%
HCA, Inc.(a)	4,900	179,977
HMS Holdings Corp.*	2,650	19,001
Medco Health Solutions, Inc.*(a)	3,300	111,903
PacifiCare Health Systems, Inc.*	13,500	480,870

		791,751

HEALTHCARE SUPPLIES — 8.3%
Alcon, Inc.	600	42,720
Johnson & Johnson Co.	8,800	513,744
Wyeth	28,400	1,126,060

		1,682,524

MANAGED HEALTHCARE — 1.5%
Aetna, Inc.	3,200	304,000

MEDICAL EQUIPMENT & DEVICES — 8.0%
Baxter International, Inc.	20,300	624,428
Becton Dickinson & Co.	7,000	367,500
St. Jude Medical, Inc.*	8,200	627,874

		1,619,802

MEDICAL SUPPLIES & EQUIPMENT — 13.8%
Bard, (C.R.), Inc.	4,000	227,200
Biogen Idec, Inc.*	1,700	98,872
Eisai Co. Ltd. (Japan)	30,000	861,663
Foxhollow Technologies, Inc.*	2,575	52,994
Guidant Corp.(a)	9,200	612,904
Henry Schein, Inc.*	300	18,969
Idexx Laboratories, Inc.*	2,400	119,616
Intralase Corp.*	2,700	51,921
Medtronic, Inc.	12,000	613,320
Sola International, Inc.*	1,700	32,606
Vnus Medical Technologies*	900	13,527
Zimmer Holdings, Inc.*	1,394	108,160

		2,811,752

PHARMACEUTICALS — 22.1%
Bristol-Meyers Squibb Co.	27,400	641,982
Caremark Rx, Inc.*(a)	3,400	101,898
Hospira, Inc.*	8,800	280,808
Impax Laboratories, Inc.*	6,900	101,844
Isis Pharmaceuticals, Inc.*	24,900	115,910
Medicis Pharmaceutical (Class “A” Stock)	2,200	89,474
QLT PhotoTherapeutics, Inc.*	9,400	156,510
Roche Holding AG (Germany)	2,309	235,234
Sanofi-Sythelabo SA [ADR] (France)	30,001	1,095,036
Schering-Plough Corp.	13,500	244,485
Takeda Chemical Industries Ltd. (Japan)	12,800	617,158
Yamanouchi Pharmaceutical Co. Ltd. — (Japan)	22,600	827,892

		4,508,231

PHARMACEUTICALS — MANUFACTURING — 14.1%
Barr Laboratories, Inc.*	2,600	97,890
Forest Laboratories, Inc.*	22,500	1,003,500
Fujisawa Pharmaceutical Co. Ltd. (Japan)	32,200	839,947
Kyorin Pharmaceutical Co. (Japan)	2,000	30,493
Novartis AG [ADR] (Switzerland)	10,700	513,707
Teva Pharmaceutical Industries Ltd. [ADR] (Israel)(a)	14,720	382,720

		2,868,257

PHARMACEUTICALS — RESEARCH & MANUFACTURING — 9.8%
GlaxoSmithKline PLC [ADR] (United Kingdom)	23,200	983,680
Pfizer, Inc.	35,100	1,016,145

		1,999,825

TOTAL LONG-TERM INVESTMENTS (Cost $17,609,202)		18,650,343

Strategic Partners Health Sciences Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
SHORT-TERM INVESTMENTS — 12.1%
CORPORATE OBLIGATIONS — 5.0%
Bear Stearns
1.905%, 11/01/04(b)(c)	$961	$960,995
Swedbank NY
1.83%, 11/15/04(b)(c)	62	62,398

		1,023,393

TIME DEPOSIT — 0.3%
Citibank
1.76%, 11/01/04(b)	65	64,747

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 1.7%
BlackRock Institutional Money Market Trust(b)(j)	340,700	340,700

REGISTERED INVESTMENT COMPANY — 5.1%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	1,044,115	1,044,115

TOTAL SHORT-TERM INVESTMENTS (Cost $2,472,955)		2,472,955

TOTAL INVESTMENTS — 103.7% (Cost $20,082,157; Note 5)		21,123,298
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.7)%		(762,439)

NET ASSETS — 100.0%		$20,360,859

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	—American Depository Receipt

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $1,389,402; cash collateral of $1,428,840 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

Pharmaceuticals	22.1%
Pharmaceuticals—Manufacturing	14.1
Medical Supplies & Equipment	13.8
Pharmaceuticals—Research & Manufacturing	9.8
Healthcare Supplies	8.3
Medical Equipment & Devices	8.0
Biotechnology Healthcare	7.1
Healthcare Services	3.9
Healthcare Facilities	1.8
Managed Healthcare	1.5
Health Care	0.6
Electronic Components & Equipment	0.4
Chemicals	0.2
Short-Term Investments	12.1

103.7
Liabilities in excess of other assets	-3.7

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Managed OTC Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 93.4%
COMMON STOCK
ADVERTISING — 0.3%
Lamar Advertising Co.*(a)	2,369	$98,124

AIRLINES — 0.1%
Ryanair Holdings PLC*	1,751	50,394

AUTOMOBILE MANUFACTURERS — 1.0%
PACCAR, Inc.	5,459	378,363

BIOTECHNOLOGY — 7.2%
Amgen, Inc.*	16,583	941,914
Biogen Idec, Inc.*(a)	10,403	605,038
Chiron Corp.*	7,416	240,427
Genzyme Corp.*	8,034	421,544
Invitrogen Corp.*(a)	1,442	83,492
MedImmune, Inc.*	7,519	213,690
Millennium Pharmaceuticals, Inc.*	9,373	121,662

		2,627,767

CHEMICALS — 0.3%
Sigma Aldrich Corp.	1,854	103,157

COMMERCIAL SERVICES — 2.2%
Apollo Group, Inc. (Class “A” Stock)*	5,356	353,495
Career Education Corp.*	2,884	90,471
First Health Group Corp.*	2,678	42,634
Paychex, Inc.	10,094	331,023

		817,623

COMPUTERS — 7.6%
Apple Computer, Inc.*	15,244	800,767
Dell, Inc.*(a)	25,853	906,406
Network Appliance, Inc.*	10,506	257,082
Research in Motion Ltd.*	5,253	463,315
SanDisk Corp.*(a)	4,223	88,134
Sun Microsystems, Inc.*	40,891	185,236
Synopsys, Inc.*	4,017	65,236

		2,766,176

CONSUMER PRODUCTS & SERVICES — 1.2%
InterActiveCorp*(a)	20,291	438,691

DISTRIBUTION/WHOLESALE — 0.7%
CDW Corp.(a)	2,472	153,338
Fastenal Co.(a)	2,060	113,774

		267,112

ELECTRONIC COMPONENTS & EQUIPMENT — 0.5%
American Power Conversion Corp.	5,665	109,221
Molex, Inc.	2,781	82,234

		191,455

ELECTRONICS — 1.5%
Flextronics International Ltd.*(a)	16,995	204,789
Garmin Ltd.(a)	2,781	139,050
Gentex Corp.(a)	2,266	74,801
Sanmina Corp.*	15,656	125,248

		543,888

FOOD — 0.4%
Whole Foods Market, Inc.(a)	1,751	142,584

HEALTHCARE SERVICES — 0.3%
Lincare Holdings, Inc.*(a)	2,678	98,443

HEALTHCARE-PRODUCTS — 1.7%
Biomet, Inc.	9,682	451,955
DENTSPLY International, Inc.	2,163	112,498
Henry Schein, Inc.*	1,133	71,640

		636,093

INTERNET — 8.6%
Amazon.com, Inc.*(a)	7,622	260,139
Check Point Software Technologies Ltd.*	7,210	163,097
eBay, Inc.*	13,905	1,357,268
Symantec Corp.*(a)	9,270	527,834
VeriSign, Inc.*(a)	6,798	182,390
Yahoo!, Inc.*	18,437	667,235

		3,157,963

MEDIA — 2.7%
Comcast Corp. (Class “A” Stock)*(a)	26,780	790,010
EchoStar Communications Corp. (Class “A” Stock)	6,283	198,668

		988,678

MEDICAL SUPPLIES & EQUIPMENT — 0.4%
Patterson Companies, Inc.*(a)	3,708	139,050

OIL & GAS — 0.3%
Patterson UTI Energy, Inc.(a)	4,841	93,092

PACKAGING & CONTAINERS — 0.3%
Smurfit-Stone Container Corp.*(a)	7,004	121,589

PHARMACEUTICALS — 2.6%
Cephalon, Inc.*	1,442	68,740
Express Scripts, Inc.*(a)	1,957	125,248
Gilead Sciences, Inc.*(a)	11,948	413,759
Teva Pharmaceutical Industries Ltd. [ADR] (Israel)(a)	12,669	329,394

		937,141

RETAIL — 6.8%
Bed Bath & Beyond, Inc.*	11,433	466,352
Costco Wholesale Corp.(a)	6,798	325,896

Strategic Partners Managed OTC Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
Dollar Tree Stores, Inc.*(a)	3,090	$89,301
Kmart Holding Corp.*	2,678	246,483
Petsmart, Inc.	4,017	128,464
Ross Stores, Inc.	4,120	108,232
Staples, Inc.(a)	9,373	278,753
Starbucks Corp.*(a)	15,553	822,443

		2,465,924

SEMICONDUCTORS — 13.5%
Altera Corp.*(a)	14,729	334,790
Applied Materials, Inc.*(a)	24,720	397,992
ATI Technologies, Inc.*	6,798	122,704
Broadcom Corp. (Class “A” Stock)*(a)	6,695	181,100
Intel Corp.	63,242	1,407,768
Intersil Holding Corp. (Class “A” Stock)(a)	4,326	70,600
KLA-Tencor Corp.*(a)	6,695	304,823
Lam Research Corp.*	3,914	101,881
Linear Technology Corp.(a)	11,536	436,984
Marvell Technology Group Ltd.*	7,107	203,047
Maxim Integrated Products, Inc.(a)	12,772	561,841
Microchip Technology, Inc.(a)	4,841	146,440
Novellus Systems, Inc.*(a)	4,120	106,749
NVIDIA Corp.*	5,047	73,030
QLogic Corp.*	2,678	87,035
Xilinx, Inc.	12,978	397,127

		4,933,911

SOFTWARE — 17.2%
Adobe Systems, Inc.(a)	6,592	369,350
BEA Systems, Inc.*	10,609	86,145
Citrix Systems, Inc.*(a)	5,665	136,696
Compuware Corp.*	6,695	38,764
Electronic Arts, Inc.*	8,652	388,648
Fiserv, Inc.*	6,901	245,262
Intuit, Inc.*	6,798	308,357
Mercury Interactive Corp.*(a)	2,781	120,779
Microsoft Corp.	105,369	2,949,279
Oracle Corp.*(a)	60,667	768,045
PeopleSoft, Inc.*	14,626	303,782
Pixar, Inc.*	1,648	132,532
Siebel Systems, Inc.*	16,686	158,517
Veritas Software Corp.*	12,463	272,690

		6,278,846

TELECOMMUNICATIONS — 14.5%
Cisco Systems, Inc.*	67,980	1,305,896
Comverse Technology, Inc.*	5,768	119,052
JDS Uniphase Corp.*	46,041	145,950
Juniper Networks, Inc.*(a)	9,888	263,120
Level 3 Communications, Inc.*(a)	18,952	63,679
Nextel Communications, Inc. (Class “A” Stock)*(a)	39,140	1,036,819
QUALCOMM, Inc.(a)	55,311	2,312,552
Tellabs, Inc.*	6,695	53,560

		5,300,628

TEXTILES — 0.7%
Cintas Corp.(a)	5,768	248,832

TRANSPORTATION — 0.8%
C.H. Robinson Worldwide, Inc.(a)	2,369	127,784
Expeditors International of Washington, Inc.	2,884	164,676

		292,460

TOTAL LONG-TERM INVESTMENTS (Cost $27,639,535)		34,117,984

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 32.4%
CERTIFICATE OF DEPOSIT — 10.6%
Banco Santander PR
1.815%, 11/08/04(b)(c)	$429	428,608
Canadian Imperial Bank of Commerce
1.915%, 11/29/04(b)(c)	222	221,696
Eurohypo AG
1.88%, 11/22/04(b)	1,191	1,190,656
First Boston
1.79%, 11/10/04(b)	1,520	1,519,955
Fortis Bank NY
1.775%, 06/06/05(b)	527	526,664

		3,887,579

COMMERCIAL PAPER — 1.4%
Victory Receivables Corp.
1.80%, 11/05/04(b)	506	505,173

CORPORATE OBLIGATIONS — 12.1%
Bear Stearns
1.905%, 11/01/04(b)(c)	475	475,258
Goldman Sachs Group, Inc.
1.955%, 11/01/04(b)(c)	111	110,862
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)(c)	860	860,313
Natexis Banque NY
1.922%, 11/01/04(b)(c)	944	944,292
1.975%, 11/01/04(b)(c)	1,070	1,069,806
Sedna Finance Corporation
1.84%, 11/01/04(b)(c)	778	778,288

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Societe Generale
1.95%, 11/01/04(b)(c)	$9	$9,297
Swedbank NY
1.83%, 11/15/04(b)(c)	179	178,589

		4,426,705

TIME DEPOSIT — 1.5%
Citibank
1.76%, 11/01/04(b)	534	533,959

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 2.8%
Blackrock Institutional Money Market Trust(b)(j)	1,025,778	1,025,778

REGISTERED INVESTMENT COMPANIES — 4.0%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	721,509	721,509
BlackRock Provident Institutional Funds TempFund Portfolio(j)	721,509	721,509

		1,443,018

TOTAL SHORT-TERM INVESTMENTS (Cost $11,822,212)		11,822,212

TOTAL INVESTMENTS — 125.8% (Cost $39,461,747; Note 5)		45,940,196
LIABILITIES IN EXCESS OF OTHER ASSETS — (25.8%)		(9,415,325)

NET ASSETS — 100.0%		$36,524,871

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	—American Depository Receipt

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $9,980,856; cash collateral of $10,379,194 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

Cash of $1,164,000 has been segregated with the custodian to cover requirements for the following open futures contracts at October 31, 2004:

NUMBER OF CONTRACTS	TYPE	EXPIRATION MONTH	VALUE AT TRADE DATE	VALUE AT OCTOBER 31, 2004	UNREALIZED APPRECIATION
LONG POSITIONS:
72	NASDAQ 100	Dec 04	$10,061,481	$10,728,000	$666,519
28	E-mini NASDAQ 100	Dec 04	775,727	834,400	58,673

					$725,192

Strategic Partners Managed OTC Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

Software	17.2%
Telecommunications	14.5
Semiconductors	13.5
Internet	8.6
Computers	7.6
Biotechnology	7.2
Retail	6.8
Media	2.7
Pharmaceuticals	2.6
Commercial Services	2.2
Healthcare—Products	1.7
Electronics	1.5
Consumer Products & Services	1.2
Automobile Manufacturers	1.0
Transportation	0.8
Distribution/Wholesale	0.7
Textiles	0.7
Electronic Components & Equipment	0.5
Food	0.4
Medical Supplies & Equipment	0.4
Advertising	0.3
Chemicals	0.3
Healthcare Services	0.3
Oil & Gas	0.3
Packaging & Containers	0.3
Airlines	0.1
Short-Term Investments	32.4

125.8
Liabilities in excess of other assets	-25.8

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Capital Growth Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 97.7%
COMMON STOCK
ADVERTISING — 0.4%
Getty Images, Inc.*	51,818	$3,063,998

AEROSPACE — 0.2%
General Dynamics Corp.	13,414	1,369,838

CLOTHING & APPAREL — 2.6%
NIKE, Inc. (Class “B” Stock)	231,114	18,791,879

COMPUTER HARDWARE — 1.3%
Dell, Inc.*	261,349	9,162,896

COMPUTER SERVICES & SOFTWARE — 3.3%
Electronic Arts, Inc.*(a)	372,888	16,750,129
Microsoft Corp.	138,578	3,878,798
Symantec Corp.*	54,166	3,084,212

		23,713,139

CONGLOMERATES — 1.2%
Tyco International Ltd.(a)	285,238	8,885,164

CONSTRUCTION — 2.9%
KB Home	4,517	371,523
Lennar Corp. (Class “A” Stock)(a)	235,706	10,602,056
Lennar Corp. (Class “B” Stock)	13,003	536,764
MDC Holdings, Inc.	116,563	8,946,210

		20,456,553

CONSUMER PRODUCTS & SERVICES — 3.4%
Procter & Gamble Co.	473,850	24,251,643

ELECTRONIC COMPONENTS & EQUIPMENT — 5.1%
General Electric Co.	1,079,931	36,847,246

ENTERTAINMENT & LEISURE — 3.3%
Royal Caribbean Cruises Ltd.	285,041	13,282,911
Wynn Resorts Ltd.*(a)	175,000	10,176,250

		23,459,161

FARMING & AGRICULTURE — 0.6%
Monsanto Co.	101,047	4,319,759

FINANCIAL — BANK & TRUST — 0.4%
UCBH Holdings, Inc.	71,027	3,060,553

FINANCIAL SERVICES — 19.3%
Chicago Mercantile Exchange Holding, Inc.	48,339	8,494,612
Citigroup, Inc.	835,372	37,065,456
Countrywide Financial Corp.	728,398	23,257,748
Goldman Sachs Group, Inc.	138,831	13,658,194
Merrill Lynch & Co., Inc.	238,986	12,890,905
SLM Corp.	930,601	42,119,001

		137,485,916

HEALTHCARE SERVICES — 9.0%
Quest Diagnostics, Inc.(a)	136,786	11,974,246
UnitedHealth Group, Inc.	722,088	52,279,172

		64,253,418

HOTELS & MOTELS — 2.8%
Four Seasons Hotels, Inc. (Canada)(a)	281,463	19,032,528
MGM Mirage, Inc.*	18,315	985,347

		20,017,875

INTERNET SERVICES — 2.8%
eBay, Inc.*(a)	205,642	20,072,716

MACHINERY & EQUIPMENT — 3.1%
Caterpillar, Inc.	274,114	22,077,142

MEDICAL SUPPLIES & EQUIPMENT — 9.5%
Boston Scientific Corp.*	370,387	13,074,661
Medtronic, Inc.	335,942	17,169,996
St. Jude Medical, Inc.*	122,116	9,350,422
Wright Medical Group, Inc.*	39,659	1,024,392
Zimmer Holdings, Inc.*	354,490	27,504,879

		68,124,350

PHARMACEUTICALS — 4.9%
Genentech, Inc.*	765,133	34,836,505

RESTAURANTS — 0.6%
Starbucks Corp.*(a)	65,096	3,442,276
Yum! Brands, Inc.	22,865	994,628

		4,436,904

RETAIL & MERCHANDISING — 9.9%
Bed Bath & Beyond, Inc.*	49,531	2,020,369
CVS Corp.	142,266	6,182,880
Lowe’s Cos., Inc.	432,915	24,364,457
Target Corp.	145,232	7,264,505
Tiffany & Co.	586,555	17,203,658
Wal-Mart Stores, Inc.	255,027	13,751,056

		70,786,925

TELECOMMUNICATIONS — 7.9%
Motorola, Inc.	410,051	7,077,480
Qualcomm, Inc.	1,016,674	42,507,140
Verizon Communications, Inc.	180,520	7,058,332

		56,642,952

TRANSPORTATION — 3.2%
FedEx Corp.	254,877	23,224,392

TOTAL LONG-TERM INVESTMENTS (Cost $519,645,114)		699,340,924

Strategic Partners Capital Growth Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
SHORT-TERM INVESTMENTS — 5.5%
CORPORATE OBLIGATIONS — 3.4%
Bear Stearns Cos., Inc.
1.905%, 11/01/04(b)(c)	$8,778	$8,778,240
Goldman Sachs Group, Inc.
1.955%, 11/01/04(b)(c)	4,093	4,093,172
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)(c)	4,635	4,635,208
2.005%, 11/01/04(b)(c)	6,581	6,580,623
Natexis Banque NY
1.975%, 11/01/04(b)(c)	423	423,143
Swedbank NY
1.83%, 11/15/04(b)(c)	2	2,433

		24,512,819

TIME DEPOSIT — 0.3%
Citibank
1.76%, 11/01/04(b)	1,806	1,806,112

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 1.2%
BlackRock Institutional Money Market Trust(b)(j)	8,347,020	8,347,020

REGISTERED INVESTMENT COMPANIES — 0.6%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	2,274,600	2,274,600
BlackRock Provident Institutional Funds TempFund Portfolio(j)	2,274,599	2,274,599

		4,549,199

TOTAL SHORT-TERM INVESTMENTS (Cost $39,215,150)		39,215,150

TOTAL INVESTMENTS — 103.2% (Cost $558,860,264; Note 5)		738,556,074
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.2)%		(22,641,516)

NET ASSETS — 100.0%		$715,914,558

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $33,804,640; cash collateral of $34,665,951 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

Financial Services	19.3%
Retail & Merchandising	9.9
Medical Supplies & Equipment	9.5
Healthcare Services	9.0
Telecommunications	7.9
Electronic Components & Equipment	5.1
Pharmaceuticals	4.9
Consumer Products & Services	3.4
Computer Services & Software	3.3
Entertainment & Leisure	3.3
Transportation	3.2
Machinery & Equipment	3.1
Construction	2.9
Hotels & Motels	2.8
Internet Services	2.8
Clothing & Apparel	2.6
Computer Hardware	1.3
Conglomerates	1.2
Farming & Agriculture	0.6
Restaurants	0.6
Advertising	0.4
Financial—Bank & Trust	0.4
Aerospace	0.2
Short-Term Investments	5.5

103.2
Liabilities in excess of other assets	-3.2

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Concentrated Growth Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 100.1%
COMMON STOCK
BEVERAGES — 3.5%
PepsiCo, Inc.	280,400	$13,902,232

BROADCASTING & CABLE/SATELLITE TV — 18.0%
Cablevision Systems New York Group (Class “A” Stock)*(a)	700,035	14,406,720
Clear Channel Communications, Inc.(a)	425,400	14,208,360
Comcast Corp. (Special Class “A” Stock)*(a)	275,962	8,013,936
EchoStar Communications Corp. (Class “A” Stock)(a)	236,700	7,484,454
Entravision Communications Corp. (Class “A” Stock)*	242,300	1,950,515
Univision Communications, Inc. (Class “A” Stock)*(a)	688,227	21,307,508
Westwood One, Inc.*(a)	191,900	4,429,052

		71,800,545

COMMERCIAL SERVICES — 4.5%
McGraw-Hill Cos., Inc.	145,305	12,532,556
Moody’s Corp.	70,200	5,462,262

		17,994,818

COMPUTER HARDWARE — 2.4%
Dell, Inc.*	273,000	9,571,380

COMPUTER SERVICES — 4.8%
First Data Corp.	378,700	15,632,736
Sabre Holdings Corp.(a)	166,876	3,589,503

		19,222,239

COMPUTER SOFTWARE — 4.8%
Microsoft Corp.	684,406	19,156,524

DRUGS & MEDICINE — 3.7%
Pfizer, Inc.	511,700	14,813,715

FINANCIALS — 11.4%
Fannie Mae(a)	208,284	14,611,123
Freddie Mac	260,900	17,375,940
MBNA Corp.	141,700	3,631,771
Schwab, (Charles) Corp.	1,072,500	9,813,375

		45,432,209

FOODS — 2.1%
Wrigley, (Wm., Jr.) Co.	129,700	8,482,380

GAMING/LODGING — 5.5%
Harrah’s Entertainment, Inc.(a)	291,200	17,041,024
Starwood Hotels & Resorts Worldwide, Inc.	104,265	4,976,568

		22,017,592

INTERNET & ONLINE — 3.9%
eBay, Inc.*(a)	65,600	6,403,216
Google, Inc. (Class “A” Stock)*(a)	18,700	3,566,184
Yahoo!, Inc.*(a)	156,000	5,645,640

		15,615,040

MEDICAL PRODUCTS — 1.9%
Guidant Corp.(a)	114,361	7,618,730

MOVIES & ENTERTAINMENT — 8.3%
Time Warner, Inc.*	509,376	8,476,017
Viacom, Inc. (Class “B” Stock)	680,450	24,829,620

		33,305,637

NETWORKING/TELECOM EQUIPMENT — 2.3%
Cisco Systems, Inc.*(a)	476,300	9,149,723

OTHER CONSUMER DISCRETIONARY — 4.7%
Cendant Corp.	905,800	18,650,422

OTHER HEALTHCARE — 1.9%
Caremark Rx, Inc.*(a)	250,900	7,519,473

PUBLISHING — 1.1%
Scripps, (E.W.) Co. (Class “A” Stock)	93,000	4,437,960

RETAILING — 5.5%
Family Dollar Stores, Inc.	210,300	6,214,365
Lowe’s Companies, Inc.	119,100	6,702,948
Wal-Mart Stores, Inc.	170,800	9,209,536

		22,126,849

SEMICONDUCTORS/SEMI CAPITAL EQUIPMENT — 8.9%
Intel Corp.	337,200	7,506,072
Linear Technology Corp.	108,000	4,091,040
QUALCOMM, Inc.(a)	575,200	24,049,112

		35,646,224

TELECOMMUNICATIONS — 0.9%
Crown Castle International Corp.*(a)	235,800	3,610,098

TOTAL LONG-TERM INVESTMENTS (Cost $362,565,698)		400,073,790

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 19.5%
CERTIFICATES OF DEPOSIT — 3.3%
Banco Santander PR
1.815%, 11/08/04(b)(c)	$32	31,686
Canadian Imperial Bank of Commerce
1.72%, 05/25/05(b)	1,139	1,138,336

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
CS First Boston
1.79%, 11/10/04(b)	$3,037	$3,037,259
Fortis Bank NY
1.775%, 06/06/05(b)	8,953	8,951,873

		13,159,154

COMMERCIAL PAPER — 1.7%
Victory Receivables Corp.
1.80%, 11/05/04(b)	6,847	6,836,817

CORPORATE OBLIGATIONS — 12.5%
Bear Stearns
1.905%, 11/01/04(b)(c)	2,592	2,592,048
Goldman Sachs Group, Inc.
1.955%, 11/01/04(b)(c)	5,563	5,562,768
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)(c)	17,143	17,143,327
2.005%, 11/01/04(b)(c)	1,911	1,911,426
Morgan Stanley
1.955%, 11/01/04(b)(c)	6,691	6,689,383
Natexis Banque NY
1.922%, 11/01/04(b)(c)	7,357	7,356,011
1.975%, 11/01/04(b)(c)	4,165	4,163,614
Societe Generale
1.95%, 11/01/04(b)(c)	2,628	2,627,706
Swedbank NY
1.83%, 11/15/04(b)(c)	2,184	2,183,615

		50,229,898

TIME DEPOSIT — 1.0%
Citibank
1.76%, 11/01/04(b)	3,835	3,835,188

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 1.0%
BlackRock Institutional Money Market Trust(b)(j)	4,038,600	4,038,600

TOTAL SHORT-TERM INVESTMENTS (Cost $78,099,657)		78,099,657

TOTAL INVESTMENTS — 119.6% (Cost $440,665,355; Note 5)		478,173,447
LIABILITIES IN EXCESS OF OTHER ASSETS — (19.6)%		(78,290,887)

NET ASSETS — 100.0%		$399,882,560

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $75,909,341; cash collateral of $78,099,657 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

Broadcasting & Cable/Satellite TV	18.0%
Financials	11.4
Semiconductors/Semi Capital Equipment	8.9
Movies & Entertainment	8.3
Gaming/Lodging	5.5
Retailing	5.5
Computer Services	4.8
Computer Software	4.8
Other Consumer Discretionary	4.7
Commercial Services	4.5
Internet & Online	3.9
Drugs & Medicine	3.7
Beverages	3.5
Computer Hardware	2.4
Networking/Telecom Equipment	2.3
Foods	2.1
Medical Products	1.9
Other Healthcare	1.9
Publishing	1.1
Telecommunications	0.9
Short-Term Investments	19.5

119.6
Liabilities in excess of other assets	-19.6

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Core Value Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 98.8%
COMMON STOCK
ADVERTISING — 0.4%
Interpublic Group of Cos., Inc. (The)*(a)	16,000	$196,160

AEROSPACE — 1.6%
Boeing Co.	6,100	304,390
General Dynamics Corp.(a)	1,500	153,180
Goodrich Corp.	8,975	276,699

		734,269

AUTOMOBILE MANUFACTURERS — 0.3%
General Motors Corp.(a)	3,300	127,215

AUTOMOTIVE PARTS — 2.3%
American Axle & Manufacturing Holdings, Inc.	3,800	109,060
Autoliv, Inc. (Germany)(a)	6,900	294,975
BorgWarner, Inc.	4,000	185,520
Dana Corp.	7,275	108,470
Lear Corp.(a)	3,225	173,892
Magna International, Inc. (Class “A” Stock)	2,800	204,260

		1,076,177

BEVERAGES — 0.1%
Coors, (Adolph) Co. (Class “B” Stock)	1,000	66,700

BUILDING MATERIALS — 1.6%
Martin Marietta Materials, Inc.	3,500	159,355
Masco Corp.	9,725	333,179
Sherwin-Williams Co. (The)	1,800	76,896
Vulcan Materials Co.	3,400	169,252

		738,682

CABLE TELEVISION — 0.9%
Comcast Corp. (Class “A” Stock)*(a)	13,500	398,250

CHEMICALS — 1.5%
Ashland, Inc.	1,900	109,478
Dow Chemical Co.	1,200	53,928
DuPont, (E.I.) de Nemours & Co.	2,000	85,740
Eastman Chemical Co.	4,900	232,603
PPG Industries, Inc.	3,200	204,000

		685,749

CLOTHING & APPAREL — 1.4%
Jones Apparel Group, Inc.	7,000	247,100
Liz Claiborne, Inc.	1,900	77,672
Reebok International Ltd.	2,900	107,300
VF Corp.	4,500	242,235

		674,307

COMPUTER HARDWARE — 2.1%
Hewlett-Packard Co.(a)	36,500	681,090
Ingram Micro, Inc. (Class “A” Stock)*	7,600	131,100
International Business Machines Corp.	2,000	179,500
Quantum Corp.*	3,400	9,112

		1,000,802

COMPUTER SERVICES & SOFTWARE — 0.8%
Microsoft Corp.	6,700	187,533
Tech Data Corp.*	4,075	164,589

		352,122

CONGLOMERATES — 3.7%
Altria Group, Inc.	21,300	1,032,198
Textron, Inc.	5,900	402,085
Tyco International Ltd.	9,600	299,040

		1,733,323

CONSUMER PRODUCTS & SERVICES — 0.8%
UST, Inc.	7,100	292,236
Whirlpool Corp.	1,800	105,750

		397,986

CONTAINERS & PACKAGING — 0.3%
Owens-Illinois, Inc.*	450	8,339
Smurfit-Stone Container Corp.*(a)	6,750	117,180

		125,519

ELECTRONIC COMPONENTS & EQUIPMENT — 8.8%
Agere Systems, Inc. (Class “A” Stock)*	53,900	65,219
Arrow Electronics, Inc.*(a)	8,700	208,452
Avnet, Inc.*	9,075	153,912
Flextronics International Ltd.*(a)	13,800	166,290
General Electric Co.	75,900	2,589,708
Hubbell, Inc. (Class “B” Stock)	3,875	177,165
Parker-Hannifin Corp.	5,000	353,150
Sanmina-SCI Corp.*	9,700	77,600
Solectron Corp.*(a)	36,500	190,530
Vishay Intertechnology, Inc.*(a)	9,200	118,956

		4,100,982

ENTERTAINMENT & LEISURE — 1.1%
Disney, (Walt) Co.(a)	1,900	47,918
Time Warner, Inc.*	22,400	372,736
Viacom, Inc. (Class “B” Stock)	2,200	80,278

		500,932

	SHARES	VALUE (NOTE 2)
FINANCIAL — BANK & TRUST — 10.7%
Bank of America Corp.	42,958	$1,924,088
Comerica, Inc.(a)	5,675	349,069
National City Corp.	10,925	425,747
SouthTrust Corp.	2,850	124,175
SunTrust Banks, Inc.	6,025	424,040
U.S. Bancorp(a)	18,450	527,855
Wachovia Corp.(a)	15,325	754,143
Wells Fargo & Co.	7,800	465,816

		4,994,933

FINANCIAL SERVICES — 14.7%
Capital One Financial Corp.(a)	700	51,632
Citigroup, Inc.	46,100	2,045,456
Fannie Mae(a)	3,425	240,264
Freddie Mac	8,400	559,439
Goldman Sachs Group, Inc.	5,000	491,900
JP Morgan Chase & Co.	34,158	1,318,498
KeyCorp(a)	10,450	351,016
Lehman Brothers Holdings, Inc.(a)	4,925	404,589
Merrill Lynch & Co., Inc.(a)	7,400	399,156
Morgan Stanley Dean Witter & Co.	7,800	398,502
PNC Financial Services Group	2,500	130,750
Washington Mutual, Inc.(a)	13,012	503,695

		6,894,897

FOOD — 2.2%
Albertson’s, Inc.(a)	10,600	241,786
Archer-Daniels-Midland Co.	8,601	166,601
Safeway, Inc.*(a)	11,100	202,464
Sara Lee Corp.	8,800	204,864
Unilever NV(a)	3,600	209,844

		1,025,559

HEALTHCARE SERVICES — 0.6%
Medco Health Solutions, Inc.*(a)	8,700	295,017

INDUSTRIAL PRODUCTS — 0.8%
Cooper Industries Ltd. (Class “A” Stock)	3,200	204,480
SPX Corp.(a)	4,200	161,070

		365,550

INSURANCE — 7.4%
ACE Ltd.	2,500	95,150
Allstate Corp. (The)	10,950	526,586
American International Group, Inc.(a)	3,000	182,130
Chubb Corp.(a)	4,300	310,159
Genworth Financial, Inc.	10,800	257,688
Hartford Financial Services Group, Inc. (The)	5,700	333,336
Manulife Financial Corp. (Canada)	9,600	447,072
MetLife, Inc.	7,400	283,790
MGIC Investment Corp.	3,700	237,947
PartnerRe Ltd.	400	23,260
RenaissanceRe Holdings Ltd.	1,800	84,276
St. Paul Travelers Cos., Inc.(a)	12,317	418,285
Torchmark Corp.	850	45,917
XL Capital Ltd. (Class “A” Stock)(a)	3,100	224,750

		3,470,346

MACHINERY & EQUIPMENT — 0.9%
Eaton Corp.	5,500	351,725
Ingersoll-Rand Co. Ltd. (Class “A” Stock)	1,100	75,284

		427,009

METALS & MINING — 1.0%
Alcoa, Inc.	2,700	87,750
United States Steel Corp.(a)	8,600	315,792
Worthington Industries, Inc.	4,300	85,355

		488,897

OIL & GAS — 11.7%
BP PLC [ADR] (United Kingdom)(a)	4,300	250,475
ChevronTexaco Corp.	23,144	1,228,021
ConocoPhillips	9,350	788,299
Exxon Mobil Corp.	48,450	2,384,708
Marathon Oil Corp.	8,400	320,124
Occidental Petroleum Corp.	9,100	508,053

		5,479,680

PAPER & FOREST PRODUCTS — 2.0%
Georgia-Pacific Corp.	11,300	390,867
MeadWestvaco Corp.	10,000	315,300
Temple-Inland, Inc.	3,800	224,656

		930,823

PHARMACEUTICALS — 2.1%
Bristol-Meyers Squibb Co.	5,900	138,237
GlaxoSmithKline PLC [ADR] (United Kingdom)	4,400	186,560
Merck & Co., Inc.	12,600	394,506
Sanofi-Sythelabo SA [ADR]	6,600	240,900

		960,203

PRINTING & PUBLISHING — 0.6%
Donnelley, (R.R.) & Sons Co.	8,550	268,898

Strategic Partners Core Value Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
RAILROADS — 1.9%
Burlington Northern Santa Fe Corp.	8,225	$343,887
CSX Corp.	4,700	171,550
Norfolk Southern Corp.	10,400	353,080

		868,517

RESTAURANTS — 0.9%
McDonald’s Corp.	15,000	437,250

RETAIL & MERCHANDISING — 3.1%
Federated Department Stores, Inc.	6,825	344,321
Foot Locker, Inc.	1,000	24,400
Kroger Co. (The)*(a)	8,200	123,902
Limited Brands, Inc.	14,600	361,788
May Department Stores Co.(a)	7,075	184,375
Nordstrom, Inc.	2,800	120,904
Office Depot, Inc.*	14,600	236,374
Saks, Inc.	2,700	32,994
SUPERVALU, Inc.(a)	1,100	32,439

		1,461,497

TELECOMMUNICATIONS — 5.4%
ADC Telecommunications, Inc.*	60,400	133,484
BellSouth Corp.	6,800	181,356
Corning, Inc.*(a)	13,400	153,430
Lucent Technologies, Inc.*(a)	34,400	122,120
Nortel Networks Corp. (Canada)*	42,400	143,736
SBC Communications, Inc.	17,200	434,472
Sprint Corp.(a)	30,650	642,118
Tellabs, Inc.*	25,500	204,000
Verizon Communications, Inc.	13,750	537,625

		2,552,341

UTILITIES — 5.1%
Alliant Energy Corp.	8,200	216,316
American Electric Power Co., Inc.(a)	9,775	321,891
CMS Energy Corp.*(a)	11,500	107,640
Constellation Energy Group, Inc.	4,800	194,976
Edison International Co.	2,400	73,200
Entergy Corp.	5,100	333,336
FirstEnergy Corp.	8,500	351,305
Northeast Utilities(a)	9,500	183,635
PPL Corp.	4,900	254,800
Sempra Energy(a)	7,400	248,196
Wisconsin Energy Corp.	400	13,056
Xcel Energy, Inc.	6,000	102,600

		2,400,951

TOTAL LONG-TERM INVESTMENTS (Cost $39,810,191)		46,231,543

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 22.1%
CERTIFICATES OF DEPOSIT — 4.4%
Banco Santander PR
1.815%, 11/08/04(b)(c)	$298	298,046
CS First Boston
1.79%, 11/10/04(b)	933	932,851
Eurohypo AG
1.88%, 11/22/04(b)	709	708,909
Fortis Bank NY
1.775%, 06/06/05(b)	116	115,897

		2,055,703

COMMERCIAL PAPER — 0.3%
Victory Receivables Corp.
1.80%, 11/05/04(b)	151	150,586

CORPORATE OBLIGATIONS — 12.0%
Bear Stearns Cos., Inc.
1.905%, 11/01/04(b)(c)	192	191,627
Goldman Sachs Group, Inc.
1.955%, 11/01/04(b)(c)	961	960,504
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)(c)	1,309	1,309,370
2.005%, 11/01/04(b)(c)	1,419	1,419,229
Morgan Stanley
1.89%, 11/01/04(b)(c)	325	324,782
Natexis Banque NY
1.922%, 11/01/04(b)(c)	762	762,369
1.975%, 11/01/04(b)(c)	489	488,566
Societe Generale
1.95%, 11/01/04(b)(c)	163	162,748

		5,619,195

TIME DEPOSIT — 1.2%
Citibank
1.76%, 11/01/04(b)	582	581,649

	SHARES	VALUE (NOTE 2)
NON-REGISTERED INVESTMENT COMPANY — 3.0%
BlackRock Institutional Money Market Trust(b)(j)	1,421,755	$1,421,755

REGISTERED INVESTMENT COMPANIES — 1.2%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	269,447	269,447
BlackRock Provident Institutional Funds TempFund Portfolio(j)	269,447	269,447

		538,894

TOTAL SHORT-TERM INVESTMENTS (Cost $10,367,782)		10,367,782

TOTAL INVESTMENTS — 120.9% (Cost $50,177,973; Note 5)		56,599,325
LIABILITIES IN EXCESS OF OTHER ASSETS — (20.9%)		(9,765,287)

NET ASSETS — 100.0%		$46,834,038

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	—American Depository Receipt

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $9,501,150; cash collateral of $9,828,888 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

Financial Services	14.7%
Oil & Gas	11.7
Financial—Bank & Trust	10.7
Electronic Components & Equipment	8.8
Insurance	7.4
Telecommunications	5.4
Utilities	5.1
Conglomerates	3.7
Retail & Merchandising	3.1
Automotive Parts	2.3
Food	2.2
Computer Hardware	2.1
Pharmaceuticals	2.1
Paper & Forest Products	2.0
Railroads	1.9
Aerospace	1.6
Building Materials	1.6
Chemicals	1.5
Clothing & Apparel	1.4
Entertainment & Leisure	1.1
Metals & Mining	1.0
Cable TV	0.9
Machinery & Equipment	0.9
Restaurants	0.9
Computer Services & Software	0.8
Consumer Products & Services	0.8
Industrial Products	0.8
Healthcare Services	0.6
Printing & Publishing	0.6
Advertising	0.4
Automobile Manufacturers	0.3
Containers & Packaging	0.3
Beverages	0.1
Short-Term Investments	22.1

120.9
Liabilities in excess of other assets	-20.9

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Managed Index 500 Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 99.4%
COMMON STOCK
AEROSPACE — 1.1%
Goodrich Corp.	7,500	$231,225
Northrop Grumman Corp.	600	31,050
United Technologies Corp.	14,100	1,308,762

		1,571,037

AUTOMOBILE MANUFACTURERS — 0.7%
General Motors Corp.(a)	26,300	1,013,865

AUTOMOTIVE PARTS — 0.3%
BorgWarner, Inc.	2,000	92,760
Delphi Corp.(a)	50,000	420,500

		513,260

BEVERAGES — 1.6%
Coca-Cola Co.	15,700	638,362
PepsiCo, Inc.	36,500	1,809,670

		2,448,032

BROADCASTING — 0.3%
Univision Communications, Inc. (Class “A” Stock)*	8,400	260,064
Westwood One, Inc.*	8,700	200,796

		460,860

BUILDING MATERIALS — 1.0%
American Standard Cos., Inc.*	15,000	548,550
Masco Corp.(a)	15,300	524,178
Sherwin-Williams Co. (The)	8,800	375,936

		1,448,664

BUSINESS SERVICES — 0.2%
Fiserv, Inc.*	8,300	294,982

CABLE TELEVISION — 0.4%
Comcast Corp. (Class “A” Stock)*	22,200	654,900

CHEMICALS — 1.6%
Dow Chemical Co.	6,200	278,628
DuPont, (E.I.) de Nemours & Co.	17,400	745,938
Eastman Chemical Co.	7,000	332,290
Lubrizol Corp.	11,450	397,659
PPG Industries, Inc.	6,300	401,625
Rohm & Haas Co.	4,000	169,560

		2,325,700

CLOTHING & APPAREL — 0.5%
VF Corp.	13,112	705,819

COMPUTER HARDWARE — 3.5%
Dell, Inc.*	55,400	1,942,324
Hewlett-Packard Co.	69,525	1,297,337
Ingram Micro, Inc. (Class “A” Stock)*	11,200	193,200
International Business Machines Corp.	20,500	1,839,875

		5,272,736

COMPUTER SERVICES & SOFTWARE — 7.3%
Cisco Systems, Inc.*	85,200	1,636,692
Electronic Arts, Inc.*	16,400	736,688
EMC Corp.*	39,900	513,513
Mercury Interactive Corp.*(a)	4,600	199,778
Microsoft Corp.	191,800	5,368,481
Oracle Corp.*	80,700	1,021,662
Symantec Corp.*(a)	17,600	1,002,144
Tech Data Corp.*	11,200	452,368

		10,931,326

CONGLOMERATES — 3.5%
3M Co.	4,400	341,308
Altria Group, Inc.	50,850	2,464,191
Cendant Corp.	34,500	710,355
Honeywell International, Inc.	6,000	202,080
Textron, Inc.	9,600	654,240
Tyco International Ltd.	25,000	778,750

		5,150,924

CONSUMER PRODUCTS & SERVICES — 3.8%
Avon Products, Inc.(a)	18,800	743,540
Fortune Brands, Inc.	3,300	240,306
Johnson & Johnson	29,175	1,703,237
Procter & Gamble Co.	44,200	2,262,156
Reynolds American, Inc.(a)	8,500	585,310
Whirlpool Corp.	2,600	152,750

		5,687,299

CONTAINERS & PACKAGING — 0.2%
Sonoco Products Co.	9,900	263,835

ELECTRONIC COMPONENTS & EQUIPMENT — 5.3%
Emerson Electric Co.(a)	3,000	192,150
Flextronics International Ltd.*	9,700	116,885
General Electric Co.	189,400	6,462,328
Hubbell, Inc. (Class “B” Stock)	10,000	457,200
Solectron Corp.*(a)	95,600	499,032
Vishay Intertechnology, Inc.*(a)	9,500	122,835

		7,850,430

ENTERTAINMENT & LEISURE — 3.1%
Carnival Corp.(a)	14,000	707,840
Disney, (Walt) Co.	11,000	277,420
Harley-Davidson, Inc.(a)	15,700	903,849
International Game Technology Group, Inc.	16,400	541,856

	SHARES	VALUE (NOTE 2)
Time Warner, Inc.*	99,500	$1,655,680
Viacom, Inc. (Class “B” Stock)	14,200	518,158

		4,604,803

FARMING & AGRICULTURE — 0.3%
Bunge Ltd.	8,400	400,932

FINANCIAL — BANK & TRUST — 5.9%
Bank of America Corp.	65,604	2,938,403
Comerica, Inc.	12,200	750,422
Commerce Bancorp, Inc.(a)	7,800	462,072
Huntington Bancshares, Inc.(a)	5,000	119,750
National City Corp.	29,300	1,141,821
SunTrust Banks, Inc.	14,300	1,006,434
U.S. Bancorp	16,806	480,820
Wachovia Corp.	22,400	1,102,304
Wells Fargo & Co.	13,500	806,220

		8,808,246

FINANCIAL SERVICES — 8.9%
Bank of New York Co., Inc. (The)	5,800	188,268
Citigroup, Inc.	101,333	4,496,144
Fannie Mae	3,825	268,324
Goldman Sachs Group, Inc.	8,300	816,554
JP Morgan Chase & Co.	48,282	1,863,685
KeyCorp(a)	25,000	839,750
Legg Mason, Inc.	6,900	439,599
Lehman Brothers Holdings, Inc.	8,800	722,920
MBNA Corp.	57,950	1,485,259
Merrill Lynch & Co., Inc.	16,800	906,192
Morgan Stanley Dean Witter & Co.	9,000	459,810
PNC Financial Services Group	10,800	564,840

		13,051,345

FOOD — 1.1%
Albertson’s, Inc.(a)	2,500	57,025
Archer-Daniels-Midland Co.	27,138	525,663
Dean Foods Co.*	10,600	316,410
General Mills, Inc.	17,700	783,225

		1,682,323

HEALTHCARE SERVICES — 3.1%
Caremark Rx, Inc.*(a)	24,800	743,256
HCA, Inc.(a)	8,100	297,513
Health Management Associates, Inc. (Class “A” Stock)(a)	36,000	743,760
UnitedHealth Group, Inc.	29,200	2,114,080
WellPoint Health Networks, Inc.*	7,400	722,684

		4,621,293

INDUSTRIAL PRODUCTS — 0.4%
Cooper Industries Ltd. (Class “A” Stock)	5,800	370,620
Crane Co.(a)	9,500	264,765

		635,385

INSURANCE — 5.5%
ACE Ltd.	16,000	608,960
AFLAC, Inc.	6,200	222,456
Allstate Corp. (The)	9,700	466,473
American International Group, Inc.	55,694	3,381,183
Anthem, Inc.*(a)	4,000	321,600
Axis Capital Holdings Ltd.	16,150	404,719
Chubb Corp.	10,575	762,775
CIGNA Corp.	1,000	63,460
Hartford Financial Services Group, Inc. (The)	3,000	175,440
Lincoln National Corp.	13,000	569,400
St. Paul Travelers Cos., Inc.	20,697	702,870
XL Capital Ltd. (Class “A” Stock)	7,500	543,750

		8,223,086

INTERNET SERVICES — 3.2%
eBay, Inc.*	22,600	2,205,986
Juniper Networks, Inc.*(a)	19,700	524,217
Yahoo!, Inc.*(a)	58,000	2,099,020

		4,829,223

MACHINERY & EQUIPMENT — 0.3%
Caterpillar, Inc.	2,100	169,134
Eaton Corp.	4,000	255,800

		424,934

MEDICAL SUPPLIES & EQUIPMENT — 3.9%
Alcon, Inc. (Switzerland)	2,900	206,480
Amgen, Inc.*	44,300	2,516,240
Applera Corp. — Applied Biosystems Group	11,000	209,880
Boston Scientific Corp.*	32,900	1,161,370
St. Jude Medical, Inc.*	10,000	765,700
Zimmer Holdings, Inc.*	12,400	962,116

		5,821,786

METALS & MINING — 0.8%
Alcan, Inc. (Canada)(a)	3,700	171,384
Alcoa, Inc.	13,100	425,750
United States Steel Corp.(a)	15,200	558,144

		1,155,278

OFFICE EQUIPMENT — 0.1%
Pitney Bowes, Inc.	3,100	135,625

Strategic Partners Managed Index 500 Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
OIL & GAS — 6.6%
Baker Hughes, Inc.	11,800	$505,394
ChevronTexaco Corp.	37,494	1,989,432
ConocoPhillips	16,820	1,418,094
El Paso Corp.	34,200	305,748
Exxon Mobil Corp.	79,400	3,908,068
Marathon Oil Corp.	6,500	247,715
Nabors Industries Ltd.*	10,100	496,112
Occidental Petroleum Corp.	3,900	217,737
Valero Energy Corp.	2,800	120,316
Western Gas Resources, Inc.	8,400	246,036
XTO Energy, Inc.	13,200	440,616

		9,895,268

PAPER & FOREST PRODUCTS — 0.6%
Georgia-Pacific Corp.	6,800	235,212
International Paper Co.	10,900	419,759
Temple-Inland, Inc.	4,500	266,040

		921,011

PHARMACEUTICALS — 3.9%
Bristol-Meyers Squibb Co.	18,400	431,112
Cephalon, Inc.*	8,000	381,360
Forest Laboratories, Inc.*	17,300	771,580
Merck & Co., Inc.	10,700	335,017
Pfizer, Inc.	136,180	3,942,411

		5,861,480

PRINTING & PUBLISHING — 0.2%
Donnelley, (R.R.) & Sons Co.	7,300	229,585

RAILROADS — 0.9%
Burlington Northern Santa Fe Corp.	4,100	171,421
CSX Corp.	12,300	448,950
Norfolk Southern Corp.	22,100	750,295

		1,370,666

REAL ESTATE — 0.5%
Equity Office Properties Trust [REIT]	13,700	385,244
Equity Residential Properties Trust [REIT]	12,800	426,880

		812,124

RESTAURANTS — 1.1%
McDonald’s Corp.	10,000	291,500
Starbucks Corp.*(a)	19,100	1,010,008
Wendy’s International, Inc.	11,000	367,070

		1,668,578

RETAIL & MERCHANDISING — 8.1%
Bed Bath & Beyond, Inc.*	9,500	387,505
Federated Department Stores, Inc.	6,425	324,141
Home Depot, Inc.	51,700	2,123,836
Lowe’s Cos., Inc.	34,000	1,913,520
May Department Stores Co.(a)	18,274	476,220
Saks, Inc.	22,000	268,840
SUPERVALU, Inc.(a)	7,400	218,226
Target Corp.	17,000	850,340
TJX Cos., Inc.	30,400	728,992
Wal-Mart Stores, Inc.	85,100	4,588,592

		11,880,212

SEMICONDUCTORS — 1.7%
Broadcom Corp. (Class “A” Stock)*	11,000	297,550
Intel Corp.	75,600	1,682,856
Marvell Technology Group Ltd.*	17,800	508,546

		2,488,952

TELECOMMUNICATIONS — 5.0%
ALLTEL Corp.	4,400	241,692
BellSouth Corp.	26,400	704,088
Corning, Inc.*(a)	29,763	340,786
Lucent Technologies, Inc.*	100,000	355,000
Motorola, Inc.	21,400	369,364
Nextel Communications, Inc. (Class “A” Stock)*(a)	13,600	360,264
Qualcomm, Inc.	35,200	1,471,712
SBC Communications, Inc.	47,200	1,192,272
Sprint Corp.	32,100	672,495
Tellabs, Inc.*	20,300	162,400
Verizon Communications, Inc.	41,572	1,625,466

		7,495,539

TRANSPORTATION – 0.4%
United Parcel Service, Inc. (Class “B” Stock)	6,900	546,342

UTILITIES — 2.5%
American Electric Power Co., Inc.(a)	25,800	849,594
CMS Energy Corp.*	45,400	424,944
Constellation Energy Group, Inc.	6,300	255,906
DTE Energy Co.(a)	9,500	405,745
Entergy Corp.	5,800	379,088
FirstEnergy Corp.	18,000	743,940
Pinnacle West Capital Corp.	6,000	255,720

	SHARES	VALUE (NOTE 2)
PPL Corp.	4,000	$208,000
Progress Energy, Inc.	6,200	256,060

		3,778,997

TOTAL LONG-TERM INVESTMENTS (Cost $132,539,262)		147,936,682

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 9.8%
CERTIFICATES OF DEPOSIT — 0.5%
Banco Santander PR
1.815%, 11/08/04(b)(c)	$57	57,431
Canadian Imperial Bank of Commerce
1.72%, 05/25/05(b)	325	324,672
Fortis Bank NY
1.775%, 06/06/05(b)	90	89,752
Societe Generale
1.827%, 11/15/04(b)	254	253,467

		725,322

CORPORATE OBLIGATIONS — 7.4%
Goldman Sachs Group, Inc.
1.955%, 11/01/04(b)(c)	1,561	1,561,319
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)(c)	2,820	2,820,116
Morgan Stanley
1.955%, 11/01/04(b)(c)	2,555	2,554,217
Natexis Banque NY
1.922%, 11/01/04(b)(c)	1,595	1,595,142
1.975%, 11/01/04(b)(c)	2,025	2,023,989
Swedbank NY
1.83%, 11/15/04(b)(c)	608	608,096

		11,162,879

TIME DEPOSIT — 0.5%
Citibank
1.76%, 11/01/04(b)	748	748,274

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 1.4%
BlackRock Institutional Money Market Trust(b)(j)	2,033,481	2,033,481

TOTAL SHORT-TERM INVESTMENTS (Cost $14,669,956)		14,669,956

TOTAL INVESTMENTS — 109.2% (Cost $147,209,218; Note 5)		162,606,638
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.2%)		(13,669,689)

NET ASSETS — 100.0%		$148,936,949

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

REIT	—Real Estate Investment Trust

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $14,143,360; cash collateral of $14,669,956 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

Strategic Partners Managed Index 500 Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

Financial Services	8.9%
Retail & Merchandising	8.1
Computer Services & Software	7.3
Oil & Gas	6.6
Financial—Bank & Trust	5.9
Insurance	5.5
Electronic Components & Equipment	5.3
Telecommunications	5.0
Medical Supplies & Equipment	3.9
Pharmaceuticals	3.9
Consumer Products & Services	3.8
Computer Hardware	3.5
Conglomerates	3.5
Internet Services	3.2
Entertainment & Leisure	3.1
Healthcare Services	3.1
Utilities	2.5
Semiconductors	1.7
Beverages	1.6
Chemicals	1.6
Aerospace	1.1
Food	1.1
Restaurants	1.1
Building Materials	1.0
Railroads	0.9
Metals & Mining	0.8
Automobile Manufacturers	0.7
Paper & Forest Products	0.6
Clothing & Apparel	0.5
Real Estate	0.5
Cable Television	0.4
Industrial Products	0.4
Transportation	0.4
Automotive Parts	0.3
Broadcasting	0.3
Farming & Agriculture	0.3
Machinery & Equipment	0.3
Business Services	0.2
Containers & Packaging	0.2
Printing & Publishing	0.2
Office Equipment	0.1
Short-Term Investments	9.8

109.2
Liabilities in excess of other assets	-9.2

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Equity Income Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 98.9%
COMMON STOCK
AEROSPACE — 2.0%
General Dynamics Corp.	7,500	$765,900
Northrop Grumman Corp.	33,500	1,733,625
United Technologies Corp.	23,500	2,181,270

		4,680,795

BEVERAGES — 0.5%
Coca-Cola Co.	30,000	1,219,800

BROADCASTING — 1.8%
Clear Channel Communications, Inc.	65,000	2,171,000
Westwood One, Inc.*	92,500	2,134,900

		4,305,900

BUILDING MATERIALS — 0.9%
American Standard Cos., Inc.*	56,100	2,051,577

BUSINESS SERVICES — 1.1%
Fiserv, Inc.*	75,000	2,665,500

CABLE TELEVISION — 2.3%
Comcast Corp. (Class “A” Stock)*	115,000	3,392,500
Comcast Corp. (Special Class “A” Stock)*	67,500	1,960,200

		5,352,700

CHEMICALS — 1.8%
Air Products & Chemicals, Inc.	40,000	2,127,200
DuPont, (E.I.) de Nemours & Co.	50,700	2,173,509

		4,300,709

COMPUTER HARDWARE — 0.8%
Hewlett-Packard Co.	101,000	1,884,660

COMPUTER SERVICES & SOFTWARE — 4.0%
Microsoft Corp.	328,850	9,204,512

CONGLOMERATES — 4.0%
3M Co.	13,500	1,047,195
Altria Group, Inc.	130,000	6,299,800
Johnson Controls, Inc.	34,200	1,961,370

		9,308,365

CONSTRUCTION — 0.3%
D.R. Horton, Inc.	23,500	705,000

CONSUMER PRODUCTS & SERVICES — 3.9%
Avon Products, Inc.	87,500	3,460,625
Loews Corp. — Carolina Group	75,000	2,029,500
Procter & Gamble Co.	70,000	3,582,600

		9,072,725

ELECTRONIC COMPONENTS & EQUIPMENT — 3.6%
Emerson Electric Co.(a)	13,500	864,675
General Electric Co.	217,900	7,434,748

		8,299,423

ENTERTAINMENT & LEISURE — 7.3%
Carnival Corp.(a)	27,500	1,390,400
Harley-Davidson, Inc.(a)	34,800	2,003,436
Royal Caribbean Cruises Ltd.	13,000	605,800
Time Warner, Inc.*	227,000	3,777,280
Viacom, Inc. (Class “B” Stock)	250,000	9,122,500

		16,899,416

FINANCIAL — BANK & TRUST — 5.7%
Bank of America Corp.	185,000	8,286,150
Fifth Third Bancorp	25,000	1,229,750
North Fork Bancorp, Inc.	38,400	1,693,440
Wachovia Corp.	40,000	1,968,400

		13,177,740

FINANCIAL SERVICES — 13.5%
Citigroup, Inc.	250,000	11,092,500
Fannie Mae	30,000	2,104,500
J.P. Morgan Chase & Co.	235,900	9,105,740
MBNA Corp.	125,000	3,203,750
Merrill Lynch & Co., Inc.	80,800	4,358,352
Morgan Stanley Dean Witter & Co.	34,800	1,777,932

		31,642,774

HEALTHCARE SERVICES — 3.7%
Caremark Rx, Inc.*(a)	30,000	899,100
HCA, Inc.(a)	40,000	1,469,200
Health Management Associates, Inc. (Class “A” Stock)(a)	65,000	1,342,900
UnitedHealth Group, Inc.	26,000	1,882,400
WellPoint Health Networks, Inc.*	30,900	3,017,694

		8,611,294

INDUSTRIAL PRODUCTS — 1.0%
Ingersoll-Rand Co., Ltd. (Class “A” Stock)	32,500	2,224,300

INSURANCE — 9.7%
ACE Ltd.	119,800	4,559,588
Allstate Corp. (The)	44,400	2,135,196
American International Group, Inc.	130,700	7,934,797
Anthem, Inc.*(a)	40,000	3,216,000
Axis Capital Holdings Ltd.	79,600	1,994,776

Strategic Partners Equity Income Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
MetLife, Inc.	50,000	$1,917,500
XL Capital Ltd. (Class “A” Stock)	12,500	906,250

		22,664,107

MACHINERY & EQUIPMENT — 0.2%
Deere & Co.	6,500	388,570

MEDICAL SUPPLIES & EQUIPMENT — 3.3%
Applera Corp. —Applied Biosystems Group	60,000	1,144,800
Beckman Coulter, Inc.	10,500	624,750
Boston Scientific Corp.*	168,400	5,944,520

		7,714,070

OIL & GAS — 11.0%
Baker Hughes, Inc.	45,000	1,927,350
BP PLC [ADR] (United Kingdom)	65,000	3,786,250
ConocoPhillips	100,000	8,431,000
EnCana Corp. (Canada)	32,800	1,620,320
Exxon Mobil Corp.	50,000	2,461,000
Kerr-McGee Corp.	34,000	2,013,480
Nabors Industries Ltd.*	41,100	2,018,832
Noble Energy, Inc.	25,000	1,450,000
Occidental Petroleum Corp.	37,500	2,093,625

		25,801,857

PHARMACEUTICALS — 3.3%
Forest Laboratories, Inc.*	41,900	1,868,740
Pfizer, Inc.	133,200	3,856,140
Wyeth	46,800	1,855,620

		7,580,500

RAILROADS — 4.0%
Burlington Northern Santa Fe Corp.	50,000	2,090,500
Union Pacific Corp.	115,000	7,241,550

		9,332,050

RESTAURANTS — 0.5%
Wendy’s International, Inc.	33,900	1,131,243

RETAIL & MERCHANDISING — 4.0%
Bed Bath & Beyond, Inc.*	37,600	1,533,704
Home Depot, Inc.	150,000	6,162,000
Lowe’s Cos., Inc.	29,600	1,665,888

		9,361,592

SEMICONDUCTORS — 0.3%
Applied Materials, Inc.*(a)	42,900	690,690

TELECOMMUNICATIONS — 1.9%
BellSouth Corp.	65,000	1,733,550
Corning, Inc.*(a)	56,300	644,635
Verizon Communications, Inc.	50,000	1,955,000

		4,333,185

UTILITIES — 2.5%
Entergy Corp.	30,000	1,960,800
Exelon Corp.	50,000	1,981,000
PPL Corp.	37,500	1,950,000

		5,891,800

TOTAL LONG-TERM INVESTMENTS (Cost $191,454,377)		230,496,854

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 3.5%
CERTIFICATES OF DEPOSIT — 1.7%
Canadian Imperial Bank of Commerce
1.72%, 05/25/05(b)	$1,985	1,984,322
Eurohypo AG
1.88%, 11/22/04(b)	526	525,895
Societe Generale
1.827%, 11/15/04(b)	1,361	1,355,825

		3,866,042

CORPORATE OBLIGATIONS — 1.6%
Goldman Sachs Group, Inc.
1.955%, 11/01/04(b)(c)	48	47,613
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)(c)	284	284,441
Morgan Stanley
1.955%, 11/01/04(b)(c)	110	110,031
Natexis Banque NY
1.922%, 11/01/04(b)(c)	1,013	1,013,035
1.975%, 11/01/04(b)(c)	942	941,312
Sedna Finance Corp.
1.84%, 11/01/04(b)(c)	25	24,544
Swedbank NY
1.83%, 11/15/04(b)(c)	1,454	1,453,832

		3,874,808

TIME DEPOSIT — 0.2%
Citibank
1.76%, 11/01/04(b)	377	376,803

	SHARES	VALUE (NOTE 2)
NON-REGISTERED INVESTMENT COMPANY
BlackRock Institutional Money Market Trust(b)(j)	95,912	$95,912

TOTAL SHORT-TERM INVESTMENTS (Cost $8,213,565)		8,213,565

TOTAL INVESTMENTS — 102.4% (Cost $199,667,942; Note 5)		238,710,419
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.4)%		(5,690,096)

NET ASSETS — 100.0%		$233,020,323

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	—American Depository Receipt

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $7,996,829; cash collateral of $8,213,565 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

Financial Services	13.5%
Oil & Gas	11.0
Insurance	9.7
Entertainment & Leisure	7.3
Financial—Bank & Trust	5.7
Computer Services & Software	4.0
Conglomerates	4.0
Railroads	4.0
Retail & Merchandising	4.0
Consumer Products & Services	3.9
Healthcare Services	3.7
Electronic Components & Equipment	3.6
Medical Supplies & Equipment	3.3
Pharmaceuticals	3.3
Utilities	2.5
Cable Television	2.3
Aerospace	2.0
Telecommunications	1.9
Broadcasting	1.8
Chemicals	1.8
Business Services	1.1
Industrial Products	1.0
Building Materials	0.9
Computer Hardware	0.8
Beverages	0.5
Restaurants	0.5
Construction	0.3
Semiconductors	0.3
Machinery & Equipment	0.2
Short-Term Investments	3.5

102.4
Liabilities in excess of other assets	-2.4

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Growth with Income Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 98.6%
COMMON STOCK
AEROSPACE — 4.9%
Lockheed Martin Corp.	12,780	$704,050
United Technologies Corp.	11,470	1,064,646

		1,768,696

BEVERAGES — 2.3%
Anheuser-Busch Cos., Inc.	5,480	273,726
PepsiCo, Inc.	10,954	543,099

		816,825

BROADCASTING — 1.2%
Fox Entertainment Group, Inc. (Class “A” Stock)*	14,170	420,282

BUILDING MATERIALS — 0.9%
Masco Corp.	9,600	328,896

BUSINESS SERVICES — 1.2%
Accenture Ltd. (Class “A” Stock)*	14,200	343,782
ARAMARK Corp. (Class “B” Stock)	120	2,706
Fiserv, Inc.*	2,740	97,380

		443,868

CABLE TELEVISION — 1.0%
Comcast Corp. (Class “A” Stock)*	12,197	359,812

CHEMICALS — 4.1%
Dow Chemical Co.	11,670	524,450
DuPont, (E.I.) de Nemours & Co.	8,120	348,104
PPG Industries, Inc.	3,440	219,300
Praxair, Inc.	8,650	365,030

		1,456,884

COMPUTER HARDWARE — 3.9%
Apple Computer, Inc.*	7,570	397,652
Dell, Inc.*	16,030	562,011
Lexmark International, Inc.*	5,150	428,017

		1,387,680

COMPUTER SERVICES & SOFTWARE — 6.5%
Cisco Systems, Inc.*(a)	40,480	777,621
Electronic Arts, Inc.*	3,600	161,712
EMC Corp.*	22,500	289,575
Mercury Interactive Corp.*(a)	2,400	104,232
Oracle Corp.*	49,500	626,670
Red Hat, Inc.*	6,200	79,608
Veritas Software Corp.*	13,630	298,224

		2,337,642

CONGLOMERATES — 4.0%
General Electric Co.	20,950	714,814
Tyco International Ltd.(a)	22,500	700,875

		1,415,689

CONSUMER PRODUCTS & SERVICES — 9.2%
Colgate-Palmolive Co.	12,330	550,165
Johnson & Johnson	25,020	1,460,667
Kimberly-Clark Corp.	3,420	204,071
Procter & Gamble Co.	11,320	579,358
Reckitt Benckiser PLC (United Kingdom)	18,150	496,850

		3,291,111

ELECTRONIC COMPONENTS & EQUIPMENT — 0.3%
Nintendo Co. Ltd. (Japan)	800	90,103

ENTERTAINMENT & LEISURE — 4.1%
Carnival Corp.(a)	7,760	392,345
Disney, (Walt) Co.	15,930	401,754
Harley-Davidson, Inc.(a)	5,380	309,727
Viacom, Inc. (Class “B” Stock)	10,493	382,890

		1,486,716

FARMING & AGRICULTURE — 0.8%
Monsanto Co.	7,040	300,960

FINANCIAL — BANK & TRUST — 3.8%
Bank of America Corp.	16,180	724,702
Wells Fargo & Co.	10,760	642,587

		1,367,289

FINANCIAL SERVICES — 9.4%
American Express Co.	11,120	590,138
Citigroup, Inc.	10,120	449,024
Freddie Mac	7,000	466,200
Goldman Sachs Group, Inc.	5,610	551,912
J.P. Morgan Chase & Co.	20,600	795,161
Legg Mason, Inc.	5,280	336,389
Merrill Lynch & Co., Inc.(a)	4,080	220,075

		3,408,899

FOOD — 1.0%
General Mills, Inc.(a)	8,410	372,143

HEALTHCARE SERVICES — 0.8%
HCA, Inc.(a)	7,630	280,250

INDUSTRIAL PRODUCTS — 0.5%
Illinois Tool Works, Inc.	1,890	174,409

	SHARES	VALUE (NOTE 2)
INSURANCE — 1.6%
American International Group, Inc.(a)	6,875	$417,381
Hartford Financial Services Group, Inc. (The)	2,500	146,200

		563,581

INTERNET SERVICES — 1.8%
eBay, Inc.*(a)	3,520	343,587
Yahoo!, Inc.*(a)	8,800	318,472

		662,059

MACHINERY & EQUIPMENT — 2.3%
Caterpillar, Inc.	6,380	513,845
Eaton Corp.	4,790	306,321

		820,166

MEDICAL SUPPLIES & EQUIPMENT — 7.1%
Abbott Laboratories	9,880	421,184
Amgen, Inc.*	5,180	294,224
Baxter International, Inc.	12,100	372,196
Boston Scientific Corp.*	4,200	148,260
Genzyme Corp.*	7,970	418,186
Guidant Corp.(a)	6,490	432,363
Medtronic, Inc.	7,270	371,570
Synthes, Inc. (Switzerland)*	900	95,585

		2,553,568

OIL & GAS — 8.1%
BP PLC [ADR] (United Kingdom)	17,815	1,037,723
EnCana Corp. (Canada)	4,430	218,842
EOG Resources, Inc.(a)	1,530	101,837
Halliburton Co.	12,690	470,038
Noble Corp.*	9,620	439,442
Total SA [ADR] (France)(a)	6,030	628,808

		2,896,690

PHARMACEUTICALS — 3.3%
Allergan, Inc.	3,030	216,827
Lilly, (Eli) & Co.	5,560	305,300
Roche Holding AG (Switzerland)	3,680	374,906
Wyeth	6,940	275,171

		1,172,204

RETAIL & MERCHANDISING — 4.8%
CVS Corp.	9,310	404,613
Gap, Inc.(a)	15,740	314,485
Target Corp.(a)	11,980	599,239
TJX Cos., Inc.	16,660	399,507

		1,717,844

SEMICONDUCTORS — 1.3%
Analog Devices, Inc.(a)	11,510	463,393

TELECOMMUNICATIONS — 4.1%
Amdocs Ltd.*	9,100	228,865
Sprint Corp.	19,345	405,278
Telefonaktiebolaget LM Ericsson [ADR] (Sweden)*	10,940	316,275
Vodafone Group PLC [ADR] (United Kingdom)(a)	19,729	508,811

		1,459,229

TRANSPORTATION — 2.3%
FedEx Corp.	3,240	295,229
United Parcel Service, Inc. (Class “B” Stock)	6,590	521,796

		817,025

UTILITIES — 2.0%
Dominion Resources, Inc.(a)	5,490	353,117
Entergy Corp.	1,360	88,890
Exelon Corp.	7,010	277,736

		719,743

TOTAL LONG-TERM INVESTMENTS (Cost $31,247,827)		35,353,656

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 18.2%
CERTIFICATES OF DEPOSIT — 2.7%
Canadian Imperial Bank of Commerce
1.72%, 05/25/05(b)	$317	317,251
Eurohypo AG
1.88%, 11/22/04(b)	392	392,180
Societe Generale
1.827%, 11/15/04(b)	277	276,042

		985,473

COMMERCIAL PAPER — 0.2%
Victory Receivables Corp.
1.80%, 11/05/04(b)	67	67,233

CORPORATE OBLIGATIONS — 9.6%
Bear Stearns
1.905%, 11/01/04(b)(c)	772	771,715
Goldman Sachs Group, Inc.
1.955%, 11/01/04(b)(c)	680	680,182
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)(c)	518	517,009
Morgan Stanley
1.955%, 11/01/04(b)(c)	773	772,819
Natexis Banque NY
1.922%, 11/01/04(b)(c)	304	303,571
1.975%, 11/01/04(b)(c)	112	111,791

Strategic Partners Growth with Income Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Societe Generale
1.95%, 11/01/04(b)(c)	$251	$251,403
Swedbank NY
1.83%, 11/15/04(b)(c)	10	9,621

		3,418,111

TIME DEPOSIT — 0.8%
Citibank
1.76%, 11/01/04(b)	273	273,396

U.S. GOVERNMENT AGENCY — 1.8%
Federal Home Loan Bank
1.69%, 11/01/04	642	642,000

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 3.1%
BlackRock Institutional Money Market Trust(b)(j)	1,117,836	1,117,836

REGISTERED INVESTMENT COMPANIES
BlackRock Provident Institutional Funds TempCash Portfolio(j)	1,774	1,774
BlackRock Provident Institutional Funds TempFund Portfolio(j)	1,774	1,774

		3,548

TOTAL SHORT-TERM INVESTMENTS (Cost $6,507,597)		6,507,597

TOTAL INVESTMENTS — 116.8% (Cost $37,755,424; Note 5)		41,861,253
LIABILITIES IN EXCESS OF OTHER ASSETS — (16.8%)		(6,024,797)

NET ASSETS — 100.0%		$35,836,456

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	—American Depository Receipt

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $5,690,821; cash collateral of $5,862,048 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

Foreign currency exchange contracts outstanding at October 31, 2004:

SETTLEMENT MONTH	TYPE		CONTRACTS TO RECEIVE	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED DEPRECIATION
Nov 04	Buy	GBP	40,663	$74,503	$74,680	$(177)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

Financial Services	9.4%
Consumer Products & Services	9.2
Oil & Gas	8.1
Medical Supplies & Equipment	7.1
Computer Services & Software	6.5
Aerospace	4.9
Retail & Merchandising	4.8
Chemicals	4.1
Entertainment & Leisure	4.1
Telecommunications	4.1
Conglomerates	4.0
Computer Hardware	3.9
Financial—Bank & Trust	3.8
Pharmaceuticals	3.3
Beverages	2.3
Machinery & Equipment	2.3
Transportation	2.3
Utilities	2.0
Internet Services	1.8
Insurance	1.6
Semiconductors	1.3
Broadcasting	1.2
Business Services	1.2
Cable Television	1.0
Food	1.0
Building Materials	0.9
Farming & Agriculture	0.8
Healthcare Services	0.8
Industrial Products	0.5
Electronic Components & Equipment	0.3
Short-Term Investments	18.2

116.8
Liabilities in excess of other assets	-16.8

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Capital Income Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 99.5%
COMMON STOCK
AEROSPACE & DEFENSE — 5.1%
Honeywell International, Inc.	83,400	$2,808,912
Lockheed Martin Corp.	35,300	1,944,677
Raytheon Co.	42,800	1,561,344
Rockwell Collins, Inc.	39,800	1,411,706

		7,726,639

AUTOMOBILES — 0.9%
Ford Motor Co.(a)	100,400	1,308,212

BEVERAGES — 1.0%
Coca-Cola Co.	37,100	1,508,486

CABLE TELEVISION — 1.6%
Comcast Corp. (Special Class “A” Stock)*(a)	80,600	2,340,624

CAPITAL MARKETS — 5.6%
Franklin Resources, Inc.(a)	35,800	2,170,196
Mellon Financial Corp.	69,700	2,014,330
Merrill Lynch & Co., Inc.(a)	29,900	1,612,806
Morgan Stanley Dean Witter & Co.	34,500	1,762,605
Schwab, (Charles) Corp.	100,500	919,575

		8,479,512

CHEMICALS — 3.1%
Dow Chemical Co.	27,100	1,217,874
DuPont, (E.I.) de Nemours & Co.	45,300	1,942,011
Hercules, Inc.*(a)	104,400	1,490,832

		4,650,717

COMMERCIAL BANKS — 7.5%
Bank of America Corp.	123,400	5,527,086
Comerica, Inc.(a)	30,300	1,863,753
SunTrust Banks, Inc.	13,400	943,092
U.S. Bancorp(a)	110,700	3,167,127

		11,501,058

COMMERCIAL SERVICES & SUPPLIES — 1.4%
Waste Management, Inc.	72,300	2,059,104

COMMUNICATION EQUIPMENT — 1.0%
Motorola, Inc.(a)	88,100	1,520,606

COMPUTERS & PERIPHERALS — 1.2%
Hewlett-Packard Co.	93,800	1,750,308

CONSUMER FINANCE — 2.1%
American Express Co.(a)	59,100	3,136,437

DIVERSIFIED — 0.9%
Unilever NV (Netherlands)(a)	22,300	1,299,867

DIVERSIFIED FINANCIAL SERVICES — 4.8%
Citigroup, Inc.	39,800	1,765,926
J.P. Morgan Chase & Co.	141,800	5,473,480

		7,239,406

DIVERSIFIED TELECOMMUNICATION SERVICES — 5.5%
ALLTEL Corp.	29,300	1,609,449
AT&T Corp.(a)	43,700	747,707
Qwest Communications International(a)	346,800	1,186,056
Sprint Corp.	105,400	2,208,130
Verizon Communications, Inc.	63,800	2,494,580

		8,245,922

ELECTRIC UTILITIES — 1.8%
FirstEnergy Corp.	47,500	1,963,175
TXU Corp.(a)	11,000	673,420

		2,636,595

ENERGY EQUIPMENT & SERVICES — 1.7%
Baker Hughes, Inc.	61,400	2,629,762

FINANCIAL — BANK & TRUST — 0.4%
State Street Corp.	13,500	608,175

FOOD & STAPLES RETAILING — 0.6%
CVS Corp.	22,500	977,850

FOOD PRODUCTS — 1.9%
Campbell Soup Co.(a)	65,300	1,752,652
General Mills, Inc.(a)	26,500	1,172,625

		2,925,277

GAS UTILITIES — 1.4%
NiSource, Inc.	97,200	2,084,940

HOTELS, RESTAURANTS & LEISURE — 1.6%
McDonald’s Corp.	80,300	2,340,745

HOUSEHOLD DURABLES — 1.7%
Fortune Brands, Inc.	13,100	953,942
Newell Rubbermaid, Inc.	74,500	1,606,220

		2,560,162

INDUSTRIAL CONGLOMERATES — 4.1%
General Electric Co.	126,400	4,312,768
Tyco International Ltd.(a)	61,100	1,903,265

		6,216,033

INSURANCE — 4.5%
Chubb Corp.	14,300	1,031,459
Marsh & McLennan Cos., Inc.(a)	54,600	1,510,236
Safeco Corp.	34,300	1,586,032

Strategic Partners Capital Income Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
St. Paul Cos., Inc.(a)	47,400	$1,609,704
UnumProvident Corp.(a)	76,400	1,043,624

		6,781,055

MEDIA — 6.9%
Disney, (Walt) Co.(a)	98,800	2,491,736
Dow Jones & Co., Inc.	36,700	1,623,975
Liberty Media Corp. (Class “A” Stock)*	180,000	1,605,600
Liberty Media International, Inc. (Class “A” Stock)*	9,960	359,058
New York Times Co. (Class “A” Stock)	32,200	1,289,610
Time Warner, Inc.*	132,300	2,201,472
Viacom, Inc. (Class “B” Stock)	21,100	769,939

		10,341,390

METALS & MINING — 1.3%
Nucor Corp.(a)	47,500	2,005,925

MULTI-UTILITIES & UNREGULATED POWER — 1.6%
Duke Energy Corp.(a)	100,900	2,475,077

MULTILINE RETAIL — 0.9%
May Department Stores Co.(a)	49,900	1,300,394

OIL & GAS — 9.2%
Amerada Hess Corp.	25,000	2,017,750
ChevronTexaco Corp.	60,200	3,194,212
Exxon Mobil Corp.	69,800	3,435,556
Marathon Oil Corp.	15,100	575,461
Royal Dutch Petroleum Co. (Netherlands)	26,300	1,426,512
Total SA [ADR] (France)(a)	31,800	3,316,104

		13,965,595

PAPER & FOREST PRODUCTS — 2.1%
Bowater, Inc.	32,900	1,212,036
International Paper Co.	52,000	2,002,520

		3,214,556

PHARMACEUTICALS — 6.2%
Bristol-Meyers Squibb Co.	73,200	1,715,076
Johnson & Johnson	30,600	1,786,428
Merck & Co., Inc.	83,900	2,626,909
Schering-Plough Corp.	81,600	1,477,776
Wyeth	44,000	1,744,600

		9,350,789

ROAD & RAIL — 2.8%
CSX Corp.	54,100	1,974,650
Union Pacific Corp.	34,600	2,178,762

		4,153,412

SEMI-CONDUCTOR & SEMI-CONDUCTOR INSTRUMENTS — 1.1%
Texas Instruments, Inc.(a)	64,700	1,581,915

SOFTWARE — 1.7%
Microsoft Corp.	90,900	2,544,291

SPECIALTY RETAIL — 1.5%
Home Depot, Inc.(a)	53,500	2,197,780

THRIFTS & MORTGAGE FINANCE — 1.4%
Freddie Mac	31,000	2,064,600

TOBACCO — 1.4%
Altria Group, Inc.	22,300	1,080,658
UST, Inc.	25,900	1,066,044

		2,146,702

TOTAL LONG-TERM INVESTMENTS (Cost $144,676,278)		149,869,918

	PRINCIPAL AMOUNT (000)
SHORT-TERM INVESTMENTS — 27.1%
CERTIFICATES OF DEPOSIT — 6.3%
Banco Santander PR
1.815%, 11/08/04(b)(c)	$1,215	1,214,385
CS First Boston
1.79%, 11/10/04(b)	6,000	5,999,814
Eurohypo AG
1.88%, 11/22/04(b)	2,315	2,314,830

		9,529,029

COMMERCIAL PAPER — 2.5%
Crown Point Capital Co.
1.80%, 11/05/04(b)	1,945	1,942,438
Victory Receivables Corp.
1.80%, 11/05/04(b)	1,875	1,872,366

		3,814,804

CORPORATE OBLIGATIONS — 12.3%
Bear Stearns
1.905%, 11/01/04(b)(c)	4,847	4,847,413
Goldman Sachs Group, Inc.
1.955%, 11/01/04(b)(c)	5,065	5,065,168
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)(c)	3,234	3,233,950
Natexis Banque NY
1.922%, 11/01/04(b)(c)	686	685,773
1.975%, 11/01/04(b)(c)	4,551	4,550,197
Societe Generale
1.95%, 11/01/04(b)(c)	19	19,149

		18,401,650

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
TIME DEPOSIT — 1.1%
Citibank
1.76%, 11/01/04(b)	$1,696	$1,695,943

	SHARES
NON-REGISTERED INVESTMENT COMPANY — 4.4%
BlackRock Institutional Money Market Trust(b)(j)	6,605,502	6,605,502

REGISTERED INVESTMENT COMPANY — 0.5%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	724,558	724,558

TOTAL SHORT-TERM INVESTMENTS (Cost $40,771,486)		40,771,486

TOTAL INVESTMENTS — 126.6% (Cost $185,447,764; Note 5)		190,641,404
LIABILITIES IN EXCESS OF OTHER ASSETS — (26.6)%		(39,997,042)

NET ASSETS — 100.0%		$150,644,362

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR	—American Depository Receipt

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $38,483,499; cash collateral of $40,046,928 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(j)	Security available to institutional investors only.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

Oil & Gas	9.2%
Commercial Banks	7.5
Media	6.9
Pharmaceuticals	6.2
Capital Markets	5.6
Diversified Telecommunication Services	5.5
Aerospace & Defense	5.1
Diversified Financial Services	4.8
Insurance	4.5
Industrial Conglomerates	4.1
Chemicals	3.1
Road & Rail	2.8
Consumer Finance	2.1
Paper & Forest Products	2.1
Food Products	1.9
Electric Utilities	1.8
Energy Equipment & Services	1.7
Household Durables	1.7
Software	1.7
Cable Television	1.6
Hotels, Restaurants & Leisure	1.6
Multi-Utilities & Unregulated Power	1.6
Specialty Retail	1.5
Commercial Services & Supplies	1.4
Gas Utilities	1.4
Thrifts & Mortgage Finance	1.4
Tobacco	1.4
Metals & Mining	1.3
Computers & Peripherals	1.2
Semi-Conductor & Semi-Conductor Instruments	1.1
Beverages	1.0
Communication Equipment	1.0
Automobiles	0.9
Diversified	0.9
Multi-line Retail	0.9
Food & Staples Retailing	0.6
Financial—Bank & Trust	0.4
Registered Investment Company	27.1

126.6
Liabilities in excess of other assets	-26.6

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 110.0%
COMMON STOCK — 60.5%
AEROSPACE — 1.0%
Boeing Co.	26,952	$1,344,905

AIRLINES — 0.1%
Southwest Airlines Co.	7,928	125,025

AUTOMOBILE MANUFACTURERS — 1.0%
Ford Motor Co.(a)	101,437	1,321,724

AUTOMOTIVE PARTS — 0.7%
Goodyear Tire & Rubber Co. (The)*(a)	86,884	875,791

BEVERAGES — 0.7%
Pepsi Bottling Group, Inc.	33,515	939,761

BUSINESS SERVICES — 0.9%
Acxiom Corp.	9,511	237,775
Equifax, Inc.	34,232	895,167

		1,132,942

CHEMICALS — 0.4%
Georgia Gulf Corp.	12,101	547,812

COMPUTER HARDWARE — 2.1%
Dell, Inc.*	2,339	82,005
Hewlett-Packard Co.	12,700	236,982
International Business Machines Corp.	26,454	2,374,247

		2,693,234

COMPUTER SERVICES & SOFTWARE — 2.5%
Cisco Systems, Inc.*	45,770	879,242
Computer Sciences Corp.*(a)	19,383	962,754
Microsoft Corp.	35,963	1,006,604
Oracle Corp.*	28,932	366,279

		3,214,879

CONGLOMERATES — 1.3%
Cendant Corp.	30,826	634,707
Tyco International Ltd.(a)	32,956	1,026,580

		1,661,287

CONSTRUCTION — 1.0%
NVR, Inc.*(a)	2,116	1,326,732

CONSUMER PRODUCTS & SERVICES — 4.7%
Black & Decker Corp.(a)	15,661	1,257,265
Gillette Co.	33,018	1,369,586
Johnson & Johnson	43,394	2,533,341
Rent-A-Center, Inc.*	3,720	89,243
Reynolds American, Inc.(a)	11,087	763,451
Whirlpool Corp.	4,858	285,408

		6,298,294

ELECTRONIC COMPONENTS & EQUIPMENT — 0.6%
Arrow Electronics, Inc.*(a)	6,070	145,437
Eastman Kodak Co.(a)	19,841	600,786

		746,223

ENTERTAINMENT & LEISURE — 2.9%
Disney, (Walt) Co.	66,757	1,683,612
Regal Entertainment Group (Class “A” Stock)(a)	11,918	237,287
Time Warner, Inc.*	99,717	1,659,291
Viacom, Inc. (Class “B” Stock)	4,322	157,710

		3,737,900

EXCHANGE TRADED FUNDS — 1.9%
iShares GS $ InvesTop Corporate Bond	22,550	2,540,258

FARMING & AGRICULTURE — 0.5%
Monsanto Co.	14,301	611,368

FINANCIAL — BANK & TRUST — 5.0%
Bank of America Corp.	50,160	2,246,665
Comerica, Inc.(a)	8,253	507,642
National City Corp.	39,606	1,543,446
Wachovia Corp.	34,475	1,696,515
Wells Fargo & Co.	11,612	693,469

		6,687,737

FINANCIAL SERVICES — 3.1%
American Express Co.(a)	14,346	761,342
AmeriCredit Corp.*	10,488	203,467
Capital One Financial Corp.(a)	15,603	1,150,877
Compucredit Corp.*	9,996	190,224
Countrywide Financial Corp.(a)	41,824	1,335,440
Raymond James Financial, Inc.	13,477	351,750
WFS Financial, Inc.*	2,350	103,541

		4,096,641

FOOD — 1.9%
Corn Products International, Inc.	15,887	781,640
Pilgrim’s Pride Corp.	16,723	452,190
Sanderson Farms, Inc.	6,069	197,182
Tyson Foods, Inc. (Class “A” Stock)(a)	68,007	986,102

		2,417,114

HEALTHCARE SERVICES — 0.1%
Humana, Inc.*	5,631	107,834

HOTELS & MOTELS
Host Marriott Corp.	1,309	19,046

INDUSTRIAL PRODUCTS — 0.1%
Nucor Corp.(a)	1,706	72,044

	SHARES	VALUE (NOTE 2)
INSURANCE — 3.2%
ACE Ltd.	7,379	$280,845
American Financial Group, Inc.	1,273	37,681
American International Group, Inc.	8,028	487,380
AON Corp.	15,974	326,029
Berkley, (W.R.) Corp.	24,538	1,048,754
CIGNA Corp.	19,409	1,231,694
First American Corp.	5,686	177,346
Safeco Corp.	8,603	397,803
United Insurance Cos., Inc.	5,966	176,474

		4,164,006

INTERNET SERVICES — 1.3%
EarthLink, Inc.*(a)	103,593	1,070,116
Sabre Holdings Corp. (Class “A” Stock)	20,153	433,491
United Online, Inc.*	23,702	222,562

		1,726,169

MACHINERY & EQUIPMENT — 0.5%
Cummins, Inc.	7,544	528,684
Stanley Works	2,270	101,060

		629,744

MEDICAL SUPPLIES & EQUIPMENT — 2.3%
AmerisourceBergen Corp.(a)	21,835	1,201,799
Amgen, Inc.*	11,289	641,215
Applera Corp. — Applied Biosystems Group	1,376	26,254
Becton, Dickinson & Co.	20,934	1,099,035

		2,968,303

METALS & MINING — 0.3%
Phelps Dodge Corp.(a)	672	58,827
United States Steel Corp.(a)	8,489	311,716

		370,543

OFFICE EQUIPMENT — 0.2%
Xerox Corp.*(a)	20,422	301,633

OIL & GAS — 4.3%
Baker Hughes, Inc.	2,448	104,848
ChevronTexaco Corp.	41,754	2,215,466
ConocoPhillips	2,180	183,796
Exxon Mobil Corp.	33,206	1,634,399
Marathon Oil Corp.	6,753	257,357
Sunoco, Inc.	17,008	1,264,715

		5,660,581

PAPER & FOREST PRODUCTS — 1.4%
Georgia-Pacific Corp.	9,363	323,866
Louisiana-Pacific Corp.	31,347	768,315
Potlatch Corp.(a)	7,158	337,070
Weyerhaeuser Co.	6,284	393,630

		1,822,881

PHARMACEUTICALS — 2.9%
Cardinal Health, Inc.	11,409	533,371
Merck & Co., Inc.	42,346	1,325,853
Pfizer, Inc.	64,423	1,865,046

		3,724,270

RAILROADS — 0.1%
Burlington Northern Santa Fe Corp.	626	26,173
Union Pacific Corp.	2,143	134,945

		161,118

RESTAURANTS — 1.2%
Jack in the Box, Inc.*	1,732	57,797
McDonald’s Corp.	52,540	1,531,541

		1,589,338

RETAIL & MERCHANDISING — 3.0%
7-Eleven, Inc.*	1,962	41,339
Barnes & Noble, Inc.*	9,741	324,083
Blockbuster, Inc. (Class “A” Stock)	6,668	45,342
Circuit City Stores, Inc.	1,291	20,979
Claire’s Stores, Inc.(a)	5,165	134,393
Costco Wholesale Corp.(a)	7,369	353,270
Federated Department Stores, Inc.	19,192	968,237
Home Depot, Inc.	11,485	471,804
Kmart Holding Corp.*	1,220	112,289
Penney, (J.C.) Co., Inc.(a)	14,405	498,269
SUPERVALU, Inc.(a)	30,257	892,279

		3,862,284

SEMICONDUCTORS — 1.3%
Intel Corp.	75,034	1,670,257

TELECOMMUNICATIONS — 3.0%
ALLTEL Corp.(a)	1,946	106,894
AT&T Corp.(a)	4,944	84,592
BellSouth Corp.	27,237	726,411
CenturyTel, Inc.	1,023	32,828
Motorola, Inc.(a)	80,732	1,393,433
Nextel Communications, Inc. (Class “A” Stock)*(a)	7,989	211,629
SBC Communications, Inc.	14,487	365,942
Sprint Corp.	10,796	226,176
Verizon Communications, Inc.	21,272	831,734

		3,979,639

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
TRANSPORTATION — 0.5%
FedEx Corp.	806	$73,443
United Parcel Service, Inc. (Class “B” Stock)	7,393	585,377

		658,820

UTILITIES — 2.5%
CenterPoint Energy, Inc.(a)	70,792	744,024
Exelon Corp.	1,581	62,639
FirstEnergy Corp.	28,479	1,177,037
TXU Corp.(a)	21,358	1,307,537

		3,291,237

TOTAL COMMON STOCK (Cost $69,532,324)		79,099,374

	PRINCIPAL AMOUNT (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 20.5%
Federal Home Loan Mortgage Corp.
2.875%, 05/15/07(a)	$1,600	1,598,826
4.50%, 01/01/19	884	888,656
5.00%, 11/15/19	1,200	1,224,000
5.50%, 12/01/33	629	642,487
6.50%, 06/01/16-06/01/31	506	535,519
7.00%, 06/01/14-08/01/29	190	201,352

		5,090,840

Federal National Mortgage Assoc.
3.25%, 08/15/08	200	199,658
3.75%, 05/17/07	1,900	1,911,153
4.50%, 06/01/19	370	371,527
5.00%, 11/15/19	2,730	2,786,305
5.50%, 12/01/16-11/15/34	4,455	4,565,901
5.75%, 02/15/08(a)	1,500	1,620,185
6.00%, 12/01/13-12/15/33	4,557	4,717,875
6.50%, 07/01/29-07/25/32	3,063	3,216,890
6.625%, 10/15/07	450	495,103
7.00%, 05/01/11-06/01/32	727	771,769
7.50%, 07/01/29-09/01/30	93	99,933

		20,756,299

Government National Mortgage Assoc.
6.00%, 08/15/28	44	46,208
6.50%, 05/15/28-03/15/29	499	529,878
7.00%, 08/15/29-05/15/31	224	239,841
7.50%, 05/15/30	58	62,456

		878,383

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $26,374,230)		26,725,522

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
CORPORATE OBLIGATIONS — 12.0%
AUTOMOBILE MANUFACTURERS — 0.2%
DaimlerChrysler NA Holding Corp., Gtd Notes
7.30%, 01/15/12	A3	$210	$240,888

AUTOMOTIVE PARTS — 0.1%
Dana Corp., Notes
6.50%, 03/01/09	Ba3	160	169,200

BEVERAGES — 0.2%
Fosters Financial Corp., Notes
4.875%, 10/01/14 144A (cost $118,794; purchased 10/01/04)(g)	Baa1	120	120,558
Miller Brewing Co., Notes
4.25%, 08/15/08 144A (cost $202,716; purchased 01/06/04)(g)	Baa1	200	204,232

			324,790

BROADCASTING — 0.3%
Clear Channel Communications, Inc., Notes
4.25%, 05/15/09	Baa3	90	89,559
Clear Channel Communications, Inc., Sr. Notes
5.00%, 03/15/12	Baa3	160	159,659
News America Holdings Co., Gtd. Notes
7.75%, 01/20/24	Baa3	100	119,097

			368,315

CABLE TELEVISION — 0.7%
Comcast Cable Communications Corp., Notes
8.375%, 05/01/07	Baa3	350	391,708
Comcast Corp., Gtd. Notes
5.50%, 03/15/11	Baa3	350	369,486

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
CSC Holdings, Inc., Sr. Notes
6.75%, 04/15/12 144A (cost $96,592; purchased 08/05/04)(g)	B1	$100	$104,000

			865,194

CONSTRUCTION — 0.1%
KB Home & Broad Home Corp., Notes
6.375%, 08/15/11 144A (cost $168,905; purchased 09/24/04)(g)	Ba1	160	168,400

CONSUMER PRODUCTS & SERVICES — 0.4%
Dial Corp. (The), Sr. Notes
7.00%, 08/15/06	Baa3	300	321,174
General Electric Co., Notes
5.00%, 02/01/13	Aaa	250	259,582

			580,756

CONTAINERS & PACKAGING — 0.1%
Ball Corp., Gtd. Notes
7.75%, 08/01/06	Ba3	150	161,625

DIVERSIFIED OPERATIONS — 0.7%
Morgan Stanley Traded Custody Receipts Series 2002-2, Sub. Notes
7.061%, 03/01/32 144A (cost $789,131; purchased 03/15/02-08/28/02)(g)	Baa1	756	905,854

ENTERTAINMENT & LEISURE — 0.4%
Disney, (Walt) Co., Notes
5.50%, 12/29/06	Baa1	250	261,582
Park Place Entertainment, Inc., Sr. Sub. Notes
7.875%, 12/15/05	Ba2	200	210,250
Royal Caribbean Cruises, Sr. Notes
6.875%, 12/01/13	Ba2	100	110,250

			582,082

FINANCIAL — BANK & TRUST — 1.2%
Bank of America Corp., Sr. Notes
4.375%, 12/01/10	Aa2	400	406,032
Citigroup, Inc., Sub. Notes
5.00%, 09/15/14 144A (cost $659,556; purchased 04/23/03-09/09/04)(g)	Aa2	672	683,129
U.S. Bancorp, Sr. Notes
2.75%, 03/30/06	Aa3	300	300,192

			1,389,353

FINANCIAL — BROKERAGE — 0.6%
Credit Suisse First Boston, Inc., Notes
2.19%, 06/19/06	Aa3	200	200,785
Goldman Sachs Group, Inc., Notes
5.25%, 10/15/13	Aa3	300	307,669
Merrill Lynch & Co., Inc., Notes
2.07%, 06/12/06	Aa3	250	249,607

			758,061

FINANCIAL SERVICES — 2.6%
American General Finance, Notes
4.50%, 11/15/07	A1	200	206,240
Deutsche Telekom International Finance, Gtd. Notes (Netherlands)
8.50%, 06/15/10(l)	Baa1	180	217,106
Federal Home Loan Bank, Notes
3.375%, 09/14/07	Aaa	1,000	1,010,491
Ford Motor Credit Co., Notes
7.375%, 10/28/09	A3	350	381,059
Ford Motor Credit Co., Sr. Notes
5.80%, 01/12/09	A3	175	180,706

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Freddie Mac, Notes
3.75%, 08/03/07(a)	Aaa	$940	$946,282
General Electric Capital Corp., Sr. Notes
4.25%, 12/01/10	Aaa	150	151,629
Morgan Stanley, Notes
4.25%, 05/15/10	Aa3	150	151,742

			3,245,255

INSURANCE — 0.3%
Genworth Financial, Inc., Notes
5.75%, 06/15/14	A2	150	159,276
Monumental Global Funding II, Notes
3.85%, 03/03/08 144A (cost $250,000; purchased 02/05/03)(g)	Aa3	250	255,421

			414,697

INTERNET SERVICES
IAC Interactive Corp., Notes
7.00%, 01/15/13	Baa3	50	55,396

MEDICAL SUPPLIES & EQUIPMENT — 0.3%
Beckman Coulter, Inc., Gtd. Notes
7.45%, 03/04/08	Baa3	300	336,188
Schering-Plough Corp., Notes
5.30%, 12/01/13	A3	100	103,900

			440,088

OIL & GAS — 0.8%
Anadarko Petroleum Corp., Debs
7.95%, 04/15/29	Baa1	200	255,340
Devon Energy Corp., Sr. Notes
2.75%, 08/01/06	Baa2	200	199,145
Enterprise Products Operation, Sr. Notes
4.625%, 10/15/09 144A (cost $161,568; purchased 10/08/04-10/15/04)(g)	Baa3	160	161,826
Enterprise Products Operations, Sr. Notes
5.60%, 10/15/14 144A (cost $90,558; purchased 10/04/04)(g)	Baa3	90	91,886
Kerr-McGee Corp., Gtd. Notes
6.875%, 09/15/11	Baa3	170	193,364
XTO Energy, Inc., Sr. Notes
6.25%, 04/15/13	Baa3	150	166,001

			1,067,562

RAILROADS — 0.5%
Canandian National Railways Co., Bonds
6.25%, 08/01/34	Baa1	200	216,255
Norfolk Southern Corp., Bonds
7.80%, 05/15/27	Baa1	150	186,131
Norfolk Southern Corp., Notes
7.05%, 05/01/37	Baa1	200	231,472

			633,858

RESTAURANTS — 0.2%
Yum! Brands, Inc., Sr. Notes
8.875%, 04/15/11	Ba1	250	312,422

RETAIL & MERCHANDISING — 0.6%
CVS Corp., Notes
4.00%, 09/15/09 144A (cost $99,742; purchased 09/09/04)(g)	A3	100	100,590
May Department Stores Co., Notes
4.80%, 07/15/09 144A (cost $301,419; purchased 07/15/04)(g)	Baa2	300	307,637

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)		VALUE (NOTE 2)
Safeway, Inc., Notes
6.50%, 03/01/11	Baa2	$200		$221,232
Toys “R” Us, Inc., Notes
7.375%, 10/15/18	Baa3	100		93,500

				722,959

TELECOMMUNICATIONS — 1.0%
AT&T Broadband Corp., Gtd. Notes
8.375%, 03/15/13	Baa3	38		46,695
AT&T Corp., Notes
6.00%, 03/15/09	Baa2	0	(r)	208
AT&T Wireless Services, Inc., Sr. Notes
7.875%, 03/01/11	Baa2	250		297,823
British Telecom PLC, Notes (United Kingdom)
7.00%, 05/23/07(l)	Baa1	175		190,486
Deutsche Telekom International Finance, Gtd. Notes (Germany)
5.25%, 07/22/13(l)	Baa3	50		51,786
France Telecom SA, Notes (France)
8.75%, 03/01/11(l)	Baa3	100		120,254
Sprint Capital Corp., Notes
8.375%, 03/15/12	Baa3	300		368,710
Telecom Italia Capital, Gtd. (Luxembourg)
4.95%, 09/30/14 144A (cost $257,637; purchased 09/29/04-10/29/04)(g)(l)	Baa2	260		258,501

				1,334,463

UTILITIES — 0.7%
CenterPoint Energy Resources Corp., Debs.
6.50%, 02/01/08	Ba1	225		243,556
Dominion Resources, Inc., Notes
4.125%, 02/15/08	Baa1	250		254,058
Firstenergy Corp., Notes
6.45%, 11/15/11	Baa3	90		98,751
Pacific Gas & Electric, First Mortgage
6.05%, 03/01/34	Baa2	50		51,675
Tampa Electric Co., Notes
6.375%, 08/15/12	Baa1	100		110,093
Virginia Electric & Power Co., Notes
5.25%, 12/15/15	A3	200		205,002

				963,135

TOTAL CORPORATE OBLIGATIONS (Cost $15,214,022)				15,704,353

U.S. TREASURY OBLIGATIONS — 6.9%
U.S. Treasury Bonds
8.00%, 11/15/21		600		832,805
6.25%, 08/15/23		900		1,063,407
5.375%, 02/15/31(a)		575		624,706
U.S. Treasury Inflationary Bonds [TIPS]
2.00%, 07/15/14(c)		1,500		1,560,509
U.S. Treasury Notes
2.00%, 08/31/05(a)		850		848,938
3.125%, 05/15/07(a)		2,900		2,930,360
4.00%, 06/15/09(a)		700		723,051
4.75%, 05/15/14		250		264,414
4.25%, 08/15/14(a)		140		142,516

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,805,773)				8,990,706

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
ASSET-BACKED SECURITIES — 5.7%
ABSC NIMS Trust, Series 2004-HE5, Class A1
5.00%, 08/27/34 144A (cost $62,331; purchased 06/22/04)(g)	BBB+(d)	$62	$62,482
ABSC NIMS Trust, Series 2004-HE7, Class A1
5.00%, 10/27/34 144A (cost $124,467; purchased 09/01/04)(g)	BBB+(d)	125	124,465
Ameriquest Finance NIM Trust, Series 2004-RN4, Class A
4.60%, 07/25/34	BBB+(d)	59	58,927
Ameriquest Finance NIM Trust, Series 2004-RN5, Class A
5.193%, 06/25/34 144A (cost $40,624; purchased 06/24/04)(g)	BBB+(d)	41	40,637
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class A2
2.092%, 09/25/34	Aaa	522	522,366
Argent NIM Notes, Series 2004-WN9, Class A
5.19%, 10/25/34 144A (cost $49,998; purchased 09/09/04)(g)	BBB(d)	50	50,000
Argent NIM Trust, Series 2004-Wn10, Class A
4.212%, 11/26/34 144A (cost $50,000; purchased 10/19/04)(g)	A-(d)	50	50,000
Argent NIM Trust, Series 2004-WN2, Class
4.55%, 04/25/34	BBB(d)	35	34,494
Argent NIM Trust, Series 2004-WN8, Class
4.70%, 07/25/34	BBB+(d)	59	58,895
Asset Backed Funding Corp. NIM Trust, Series 2003-OPT1, Class Notes
6.90%, 07/26/33	BBB(d)	13	12,770
Asset Backed Funding Corp. NIM Trust, Series 2004-OPT4, Class N1
4.45%, 05/26/34	A-(d)	83	82,751
Bayview Financial Acquisition Trust, Series 1998-B, Class M1
3.333%, 06/25/36 144A (cost $71,340; purchased 06/13/03)(g)	Aa2	71	71,313
Bayview Financial Acquisition Trust, Series 2002-DA, Class M1
2.783%, 08/25/32 144A (cost $84,067; purchased 09/19/03)(g)	Aa2	84	84,304
Capital One Prime Auto Receivables Trust, Series 2004-2, Class A4
1.93%, 04/15/10	Aaa	550	550,611

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Centex Home Equity, Series 2004-C, Class AF1
2.82%, 01/25/19	Aaa	$307	$306,742
Chase Funding Mortgage Loan, Series 2001-1, Class 2M2
2.862%, 12/25/30	A2	63	62,887
CIT RV Trust, Series 1998-A, Class A4
6.09%, 02/15/12	Aaa	13	12,787
CNH Equipment Trust, Series 2004-A, Class A3A
1.94%, 10/15/08	Aaa	110	110,000
Countrywide Asset-Backed Certificates Series 2004-11N, Class-N
5.25%, 04/25/36 144A (cost $34,981; purchased 10/27/04)(g)	BBB+(d)	35	34,979
Countrywide Asset-Backed Certificates, Series 2004-11, Class-A1
2.10%, 09/25/21 144A (cost $1,125,000; purchased 10/25/04)(g)	BBB+(d)	1,125	1,125,000
Countrywide Certificates, Series 2004-5N, Class N1
5.50%, 10/25/35	BBB+(d)	42	41,711
Finance America NIM Trust, Series 2004-1, Class A
5.25%, 06/27/34	BBB+(d)	38	38,433
First Franklin NIM Trust, Series 2004-FF1, Class N1
4.50%, 11/25/34	BBB(d)	54	53,608
Ford Credit Auto Owner Trust, Series 2002-A, Class B
4.79%, 11/15/06	Aa1	300	304,564
Ford Credit Floorplan Master Owner Trust, Series 2004-1, Class A
1.91%, 07/15/09	Aaa	2,150	2,152,358
Fremont NIM Trust, Series 2004-B, Class Notes
4.703%, 05/25/34 144A (cost $50,770; purchased 05/20/04)(g)	BBB+(d)	51	50,668
GSAMP Trust, Series 2004-Min1, Class N1
5.50%, 09/25/34 144A (cost $60,737; purchased 09/20/04)(g)	BBB(d)	61	60,710
Household Mortgage Loan Trust, Series 2002-HC1, Class M
2.56%, 05/20/32	Aa2	98	97,812
Household Mortgage Loan Trust, Series 2003-HC2, Class M
2.51%, 06/20/33	Aa2	110	109,758
Long Beach Asset Holdings Corp., Series 2004-5, Class Notes
5.00%, 09/25/34 144A (cost $53,433; purchased 09/15/04)(g)	A-(d)	53	53,373
Long Beach Mortgage Loan Trust, Series 2001-2, Class M2
2.882%, 07/25/31	A2	280	277,425

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Master NIM Trust, Series 2004-CI3, Class N1
4.45%, 02/26/34 144A (cost $28,640; purchased 05/18/04)(g)	A(d)	$28	$27,977
Merrill Lynch Mortgage Investors, Inc., Series 2003-OP1N, Class N1
7.25%, 07/25/34	B(d)	24	24,506
Morgan Stanley Capital I, Series 2003-NC9N, Class Notes
7.60%, 07/25/33 144A (cost $3,541; purchased 10/29/03)(g)	A-(d)	4	3,550
Morgan Stanley Capital I, Series 2004-NC2N, Class Notes
6.25%, 12/25/33 144A (cost $24,773; purchased 03/16/04)(g)	BBB+(d)	25	24,666
Residential Asset Mortgage Products, Inc., Series 2001-RS2, Class MII1
2.482%, 06/25/31	Aa2	150	150,786
Residential Asset Securities Corp., Series 2004-KS2, Class MI1
4.71%, 03/25/34	Aa2	75	74,774
Sail Net Interest Margin Notes, Series 2004-8A, Class A
5.00%, 09/27/34 144A (cost $87,869; purchased 09/13/04)(g)	A-(d)	88	87,717
Sail Net Interest Margin Notes, Series 2004-BNCA, Class A
5.00%, 09/27/34	A-(d)	41	41,202
Sharps SP I LLC Net Interest Margin Trust, Series 2004-OP1N, Class NA
5.19%, 04/25/34 144A (cost $51,846; purchased 06/09/04)(g)	BBB(d)	52	51,819
WFS Financial Owner Trust, Series 2004-3, Class A1
1.725%, 08/17/05	A(d)	321	321,235

TOTAL ASSET BACKED SECURITIES (Cost $7,495,741)			7,505,062

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.3%
Ameriquest Finance NIM Trust, Series 2003-N11A, Class Notes
7.143%, 10/25/33	BBB+(d)	17	16,741
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class XP [IO]
0.83%, 11/10/39	AAA(d)	2,940	92,458
Bear Stearns Commercial Mortgage Securities Series 2004-T16, Class-X2 [IO]
1.00%, 08/13/46	AAA(d)	4,500	200,391
Citigroup Commercial Mortgage Trust, Series 2004-FL1, Class A1
2.00%, 07/15/18	Aaa	1,738	1,738,604

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class X
1.03%, 09/15/30 [IO]	AAA(d)	$6,619	$255,723
Commercial Mortgage Pass-Through, Series 2004-HTL1, Class A1
2.11%, 07/15/16	Aaa	400	400,225
Federal National Mortgage Assoc., Series 2003-52, Class KF
2.33%, 07/25/17(c)	Aaa	350	351,592
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2, Class A1
4.321%, 10/15/38	Aaa	411	418,491
LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A2
3.478%, 07/15/27	AAA(d)	700	696,968
Master Alternative Loans Trust, Series 2003-8, Class 4A1
7.00%, 12/25/33	Aaa	234	241,256
NationsLink Funding Corp., Series 1998-2, Class A1
6.001%, 08/20/30	Aaa	42	43,010
Washington Mutual, Series 2004-AR4, Class A6
3.813%, 06/25/34	Aaa	500	495,510
Washington Mutual, Series 2004-AR9, Class A7
4.267%, 08/25/34	Aaa	640	645,739

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,567,773)			5,596,708

MUNICIPAL BOND — 0.1%
ILLINOIS
Illinois State Taxable Pension
5.10%, 06/01/33 (Cost $200,000)	Aa3	200	193,422

TOTAL LONG-TERM INVESTMENTS (Cost $133,189,863)			143,815,147

SHORT-TERM INVESTMENTS — 20.9%
CERTIFICATES OF DEPOSIT — 2.3%
Banco Santander PR
1.815%, 11/08/04(b)(c)	839	839,098
Canadian Imperial Bank of Commerce
1.915%, 11/29/04(b)(c)	243	242,970
CS First Boston
1.79%, 11/10/04(b)	1,341	1,340,909
Eurohypo AG
1.88%, 11/22/04(b)	402	402,456
Fortis Bank NY
1.775%, 06/06/05(b)	243	242,573

		3,068,006

COMMERCIAL PAPER — 2.8%
Crown Point Capital Co.
1.80%, 11/05/04(b)	40	40,300
UBS Finance
1.84%, 11/01/04(b)	3,578	3,577,101

		3,617,401

CORPORATE OBLIGATIONS — 7.7%
Bear Stearns Cos., Inc.
1.905%, 11/01/04(b)(c)	891	890,818
Goldman Sachs Group, Inc.
1.955%, 11/01/04(b)(c)	807	806,968
Merrill Lynch & Co., Inc.
2.005%, 11/01/04(b)(c)
Natexis Banque NY	1,649	1,649,239
1.922%, 11/01/04(b)(c)	3,451	3,450,966
1.975%, 11/01/04(b)(c)	998	998,304
Swedbank NY
1.83%, 11/15/04(b)(c)	2,137	2,136,523

		9,932,818

TIME DEPOSIT — 4.8%
Citibank
1.76%, 11/01/04(b)	759	758,867
Wells Fargo Bank
1.85%, 11/01/04(b)	5,510	5,509,582

		6,268,449

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
NON-REGISTERED INVESTMENT COMPANY — 3.3%
BlackRock Institutional Money Market Trust(b)(j)	4,368,163	$4,368,163

TOTAL SHORT-TERM INVESTMENTS (Cost $27,254,837)		27,254,837

TOTAL INVESTMENTS — 130.9% (Cost $160,444,700; Note 5)		171,069,984
LIABILITIES IN EXCESS OF OTHER ASSETS — (30.9)%		(40,419,787)

NET ASSETS — 100.0%		$130,650,197

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

IO	Interest Only

TIPS	Treasury Inflation Protection Securities

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(a)	Portion of securities on loan with an aggregate market value of $26,422,260; cash collateral of $27,254,837 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral for securities on loan.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $5,201,035. The aggregate value, $5,365,694 represents 4.11% of net assets.
(j)	Security available to institutional investors only.
(l)	US$ Denominated Foreign Bonds.

Cash of $16,000 has been segregated with the custodian to cover requirements for the following open futures contracts at October 31, 2004:

NUMBER OF CONTRACTS	TYPE	EXPIRATION MONTH	VALUE AT TRADE DATE	VALUE AT OCTOBER 31, 2004	UNREALIZED APPRECIATION
LONG POSITION:
1	S&P 500	Dec 04	$279,887	$282,575	$2,688

(r)	Less than 1,000 par.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

U.S. Government Agency Mortgage-Backed Securities	20.5%
U.S. Treasury Obligations	6.9
Financial—Bank & Trust	6.2
Asset-Backed Securities	5.7
Financial Services	5.7
Consumer Products & Services	5.1
Oil & Gas	5.1
Collateralized Mortgage Obligations	4.3
Telecommunications	4.0
Retail & Merchandising	3.6
Insurance	3.5
Entertainment & Leisure	3.3
Pharmaceuticals	2.9
Medical Supplies & Equipment	2.6
Computer Services & Software	2.5
Utilities	2.5
Computer Hardware	2.1
Exchange Traded Funds	1.9
Food	1.9
Paper & Forest Products	1.4
Restaurants	1.4
Conglomerates	1.3
Internet Services	1.3
Semiconductors	1.3
Automobile Manufacturers	1.2
Construction	1.1
Aerospace	1.0
Business Services	0.9
Beverages	0.9
Automotive Parts	0.8
Cable Television	0.7
Diversified Operations	0.7
Electronic Components & Equipment	0.6
Financial—Brokerage	0.6
Railroads	0.6
Farming & Agriculture	0.5
Machinery & Equipment	0.5
Real Estate	0.5
Transportation	0.5
Chemicals	0.4
Broadcasting	0.3
Metals & Mining	0.3
Office Equipment	0.2
Printing & Publishing	0.2
Airlines	0.1
Containers & Packaging	0.1
Healthcare Services	0.1
Industrial Products	0.1
Municipal Bonds	0.1
Short-Term Investments	20.9

130.9
Liabilities in excess of other assets	-30.9

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#		VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 93.6%
CORPORATE OBLIGATIONS — 92.6%
AEROSPACE — 1.5%
Argo-Tech Corp., Sr. Notes
9.25%, 06/01/11 144A	B3		$750	$821,250
BE Aerospace, Inc., Sr. Sub. Notes
9.50%, 11/01/08	Caa3		250	259,168
BE Aerospace, Sr. Sub. Notes
8.00%, 03/01/08	Caa3		125	126,875
Sequa Corp., Sr. Notes
9.00%, 08/01/09	B1		500	561,250
Standard Aero Holdings, Inc., Sr. Sub. Notes
8.25%, 09/01/14 144A	Caa1		250	265,625
TransDigm, Inc., Gtd. Notes
8.375%, 07/15/11	B3		500	540,000
Vought Aircraft Industry, Sr. Notes
8.00%, 07/15/11	B2		125	122,500

				2,696,668

AUTOMOTIVE PARTS — 3.0%
Accuride Corp., Sr. Sub. Notes, Series B
9.25%, 02/01/08	Caa1		225	231,188
Advanced Accessory System, Sr. Notes
10.75%, 06/15/11	B3		625	571,875
Allied Holdings, Inc., Gtd. Notes, Series B
8.625%, 10/01/07	Caa1		250	201,875
ArvinMeritor, Inc., Notes
8.75%, 03/01/12	Ba1		225	252,000
Collins & Aikman Products, Sr. Sub. Notes
12.875%, 08/15/12 144A	B3		125	108,750
Dana Corp., Notes
9.00%, 08/15/11	Ba3		150	179,250
Delco Remy International, Inc., Sr. Sub. Notes
9.375%, 04/15/12	B3		500	498,750
Duerr AG, Sr. Sub. Notes (Denmark)
9.75%, 07/15/11 144A	B2	EUR	250	329,939
Foamex L.P., Gtd. Notes
9.875%, 06/15/07	Caa2		100	72,500
10.75%, 04/01/09	B3		375	358,125
Goodyear Tire & Rubber Co., Notes
7.857%, 08/15/11	B2		500	476,250
Schefenaccker AG, Sr. Sub. Notes (Netherlands)
9.50%, 02/11/14	B2		250	264,746
Stoneridge, Inc., Gtd. Notes
11.50%, 05/01/12	B2		250	287,500
TRW Automotive, Inc., Sr. Sub. Notes
11.00%, 02/15/13	B2		829	990,655
United Components, Inc., Sr. Sub. Notes
9.375%, 06/15/13	B3		500	545,000

				5,368,403

BUILDING MATERIALS — 3.3%
Associated Materials, Inc., Gtd. Notes
9.75%, 04/15/12	B3		325	372,125
Associated Materials, Inc., Sr. Disc. Notes, Zero Coupon (Until 03/01/09)
11.25%, 03/01/14	Caa1		750	562,500
Culligan Finance Corp. BV, Sr. Notes (Netherlands)
8.00%, 10/01/14 144A (cost $310,026; purchased 09/21/04)(g)	B3	EUR	250	326,759
Erico International Corp., Sr. Sub. Notes
8.875%, 03/01/12	B3		550	577,500

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
FIMEP SA, Sr. Notes (France)
10.50%, 02/15/13(l)	B1	750	$881,250
Grohe Holding GMBH, Sr. Notes (Germany)
8.625%, 10/01/14 144A	B3	EUR 1,000	1,329,296
Norcraft Cos. LLC, Sr. Sub. Notes
9.00%, 11/01/11	B3	300	325,500
Norcraft Holdings, Inc., Sr. Disc. Notes, Zero Coupon (Until 9/1/08)
9.75%, 09/01/12 144A	Caa1	250	185,000
Nortek, Inc., Sr. Sub. Notes
8.50%, 09/01/14 144A	B3	500	532,500
Sanitec International SA, Sr. Notes (Luxembourg)
9.00%, 05/15/12	B3	EUR 625	868,575

			5,961,005

CAPITAL GOODS — OTHERS — 1.2%
Case New Holland, Inc., Sr. Notes
9.25%, 08/01/11 144A	Ba3	500	572,500
Columbus McKinnon Corp., Gtd. Notes
8.50%, 04/01/08	Caa1	250	247,500
Columbus McKinnon Corp., Sec’d. Notes
10.00%, 08/01/10	B3	125	138,125
Mueller Group, Inc., Sr. Sub. Notes.
10.00%, 05/01/12	Caa1	425	461,125
Rexnord Corp., Gtd. Notes
10.125%, 12/15/12	B3	675	766,125

			2,185,375

CHEMICALS — 8.1%
Avecia Group, Gtd. Notes (United Kingdom)
11.00%, 07/01/09(l)	Caa3	250	236,250
BCP Caylux Holdings LUX SCA, Sr. Sub. Notes (Luxembourg)
9.625%, 06/15/14 144A(l)	B2	750	843,750
Borden US Financial/Nova Scotia, Sec’d. Notes
9.00%, 07/15/14 144A	B3	250	274,688
Compass Minerals Group, Inc., Gtd. Notes
10.00%, 08/15/11	B3	500	562,500
Compass Minerals International, Inc., Sr. Disc Notes, Zero Coupon (Until 12/15/07)
12.75%, 12/15/12	B-(d)	500	422,500
Compass Minerals International, Inc., Sr. Disc. Notes, Zero Coupon (Until 06/01/08)
12.00%, 06/01/13	B-(d)	1,000	795,000
Crompton Corp., Sr. Notes
9.875%, 08/01/12 144A	B1	250	276,875
Crystal US Holdings, Sr. Disc. Notes, Zero Coupon (Until 10/01/09)
10.50%, 10/01/14 144A (cost $618,433; purchased 10/05/04-10/28/04)(g)	Caa2	1,000	635,000
Dynea International Oy Co., Gtd. Notes (Finland)
12.25%, 08/15/10	Caa2	EUR 125	145,491
Equistar Chemical L.P., Gtd. Notes
10.125%, 09/01/08	B2	725	836,469
FMC Corp., Sec’d. Notes
10.25%, 11/01/09	Ba2	425	495,125

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
Huntsman Advanced Materials, Inc., Sec’d. Notes
11.00%, 07/15/10 144A	B2	325	$377,000
Huntsman ICI Chemicals LLC, Gtd. Notes
10.125%, 07/01/09	B2	1,000	1,054,999
Huntsman International LLC, Sr. Sub. Notes (Luxembourg)
10.125%, 07/01/09	Caa1	EUR 500	674,189
Invista Co., Notes
9.25%, 05/01/12 144A	B1	625	690,625
Kranton Polymers LLC, Sr. Sub. Notes
8.125%, 01/15/14 144A	B3	500	505,000
LBC Luxembourg Holdings SA, Co. Gtd. Notes (Luxembourg)
11.00%, 05/15/14	Caa1	EUR 375	498,486
Lyondell Chemical Co., Gtd. Notes
9.50%, 12/15/08	B1	250	273,750
10.875%, 05/01/09	B3	1,050	1,119,562
Lyondell Chemical Co., Sec’d. Notes
9.875%, 05/01/07	B1	230	244,375
Rhodia SA, Sr. Notes (France)
7.625%, 06/01/10(l)	B3	150	147,750
10.25%, 06/01/10(l)	B3	750	817,500
Rhodia SA, Sr. Sub. Notes (France)
8.875%, 06/01/11(l)	Caa1	500	470,000
9.25%, 06/01/11(l)	Caa1	500	597,865
Rockwood Specialties, Inc., Sr. Sub. Notes
10.625%, 05/15/11	B3	625	696,875
United Agricultural Products Holding Corp., Sr. Disc. Notes, Zero Coupon (until 01/15/08)
10.75%, 07/15/12 144A	Caa2	800	616,000
United Agricultural Products, Sr. Notes
8.25%, 12/15/11 144A	B3	175	189,875

			14,497,499

CONGLOMERATES — 2.2%
Amsted Industries, Inc., Sr. Notes
10.25%, 10/15/11 144A	B3	400	442,000
Blount, Inc., Sr. Sub. Notes
8.875%, 08/01/12	Caa1	375	410,156
Eagle Picher Industries, Inc., Sr. Notes
9.75%, 09/01/13	B3	500	510,000
Invensys PLC, Sr. Notes (United Kingdom)
9.875%, 03/15/11 144A(l)	B3	750	787,501
Mark IV Industries, Inc., Sr. Sub. Notes
7.50%, 09/01/07	Caa1	750	712,500
Noma Luxembourg SA, Sr. Notes (Luxembourg)
9.75%, 07/15/11	B3	EUR 375	474,583
Polypore, Inc., Sr. Sub. Notes
8.75%, 05/15/12 144A (cost $260,625; purchased 09/30/04)(g)	Caa1	250	262,500
8.75%, 05/15/12 144A	Caa1	250	327,554

			3,926,794

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
CONSUMER CYCLICAL — SERVICES — 1.5%
Brand Services, Inc., Gtd. Notes
12.00%, 10/15/12	B3	375	$421,875
Brickman Group Ltd., Gtd. Notes, Series B
11.75%, 12/15/09	B2	625	725,000
Interline Brands, Inc., Sr. Sub. Notes
11.50%, 05/15/11	Caa1	500	557,500
United Rentals NA, Inc., Sr. Notes
7.75%, 11/15/13	B2	1,000	972,500

			2,676,875

CONSUMER PRODUCTS — 6.6%
Aearo Co., Sr. Sub. Notes
8.25%, 04/15/12	B3	225	234,000
Alltrista Corp., Gtd. Notes
9.75%, 05/01/12	B2	500	545,000
Ames True Temper, Inc., Sr. Sub. Notes
10.00%, 07/15/12 144A	Caa1	375	403,125
Armkel Finance, Inc., Sr. Sub. Notes
9.50%, 08/15/09	B2	425	464,844
Briggs & Stratton Corp., Gtd. Notes
8.875%, 03/15/11	Ba1	400	484,000
Chattem, Inc., Sr. Sub. Notes
7.00%, 03/01/14	B2	500	516,250
FTD, Inc., Gtd. Notes
7.75%, 02/15/14	B3	375	377,813
Johnsondiversey Holdings, Inc., Disc. Notes, Zero Coupon (Until 05/15/07)
10.67%, 05/15/13	B3	500	430,000
Jostens Holding Corp., Sr. Disc. Notes, Zero Coupon (Until 12/01/08)
10.25%, 12/01/13	Caa2	1,025	720,063
Jostens IH Corp., Sr. Sub. Notes
7.625%, 10/01/12 144A	B3	625	650,000
Leiner Health Products, Inc., Sr. Sub. Notes
11.00%, 06/01/12 144A (cost $250,000; purchased 05/24/04)(g)	B3	250	272,188
Norcross Safety Products, Sr. Sub. Notes
9.875%, 08/15/11	B3	375	410,625
Playtex Products, Inc., Gtd. Notes
9.375%, 06/01/11	Caa1	775	819,562
Prestige Brands, Inc., Sr. Sub. Notes
9.25%, 04/15/12 144A	Caa1	375	380,625
Rayovac Corp., Sr. Sub. Notes
8.50%, 10/01/13	B3	375	413,438
Reddy Ice Group, Inc., Sr. Sub. Notes
8.875%, 08/01/11	B3	525	570,938
Safilo Capital International SA, Sr. Notes (Luxembourg)
9.625%, 05/15/13	Caa2	EUR 1,250	1,570,191
Sealy Mattress Co., Sr. Sub. Notes.
8.25%, 06/15/14	Caa1	500	531,250
Sleepmaster LLC, Gtd. Notes
11.00%, 05/15/09 (cost $227,713; purchased 11/15/02)(g)(i)	NR	250	68,125
Solo Cup Co., Sr. Sub. Notes
8.50%, 02/15/14	B3	250	246,875

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
True Temper Sports, Inc., Sr. Sub. Notes
8.375%, 09/15/11	B3	100	$91,500
United Industries Corp., Gtd. Notes, Series D
9.875%, 04/01/09	B3	750	791,249
WH Holdings Ltd., Sr. Notes
9.50%, 04/01/11	B3	625	687,500

			11,679,161

DEFENSE — 0.7%
Alliant Techsystems, Inc., Gtd. Notes
8.50%, 05/15/11	B2	625	692,188
Communications & Power Industry, Sr. Sub. Notes
8.00%, 02/01/12	B3	500	527,500

			1,219,688

ELECTRIC — 3.3%
Caithness Coso Funding Corp., Sec’d. Notes
9.05%, 12/15/09	Ba2	720	802,360
Calpine Canada Energy Finance Corp., Gtd. Notes (Canada)
8.50%, 05/01/08(l)	Caa1	275	170,500
Calpine Corp., Sr. Notes
8.50%, 02/15/11	Caa1	825	476,438
CMS Energy Corp., Sr. Notes
8.90%, 07/15/08	B3	500	560,000
Dynegy Holdings, Inc., Sec’d. Notes
10.125%, 07/15/13 144A	B3	500	585,000
Dynegy Holdings, Inc., Sr. Notes
8.75%, 02/15/12	Caa2	500	530,000
Illinois Power Co., First Mortgage Notes
11.50%, 12/15/10	B1	900	1,067,842
Midwest Generation LLC, Notes
8.75%, 05/01/34	B1	500	568,750
NRG Energy, Inc., Sec’d. Notes
8.00%, 12/15/13 144A	B2	525	580,781
Reliant Resource, Inc., Sec’d. Notes
9.25%, 07/15/10	B1	250	278,750
9.50%, 07/15/13	B1	250	282,500

			5,902,921

ENERGY — 2.6%
El Paso Corp., Sr. Notes
6.75%, 05/15/09	Caa1	825	841,499
El Paso Production Holding Co., Gtd. Notes
7.75%, 06/01/13	B3	775	811,813
Evergreen Resources, Inc., Sr. Sub. Notes
5.875%, 03/15/12	Ba3	100	103,500
Foundation PA Coal Co., Sr. Notes
7.25%, 08/01/14 144A	B1	500	536,875
Magnum Hunter Resources, Inc., Gtd. Notes
9.60%, 03/15/12	B2	195	223,763
Pride International, Inc., Sr. Notes
7.375%, 07/15/14 144A	Ba2	375	423,750
Swift Energy Co., Sr. Sub. Notes
9.375%, 05/01/12	B3	675	766,125
Tesoro Petroleum Corp., Gtd. Notes, Series B
9.625%, 11/01/08	B3	650	719,875
Tesoro Petroleum Corp., Sec’d. Notes
8.00%, 04/15/08	Ba3	125	136,563

			4,563,763

ENTERTAINMENT — 1.5%
AMC Entertainment, Inc., Sr. Sub. Notes
9.875%, 02/01/12	Caa1	500	537,500
Six Flags, Inc., Sr. Notes
9.75%, 04/15/13	B2	525	508,594

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
Universal City Development Partners Ltd., Sr. Notes
11.75%, 04/01/10	B2	1,000	$1,170,000
Warner Music Group, Sr. Sub. Notes
7.375%, 04/15/14 144A	B3	500	516,250

			2,732,344

ENVIRONMENTAL — 0.9%
Allied Waste North America Co., Gtd. Notes, Series B
8.875%, 04/01/08	Ba3	750	798,750
8.50%, 12/01/08	Ba3	225	237,375
9.25%, 09/01/12	Ba3	250	271,250
Waste Services, Inc., Sr. Sub. Notes
9.50%, 04/15/14 144A (cost $254,375; purchased 05/04/04)(g)	Caa1	250	236,250

			1,543,625

FINANCE — 0.5%
Refco Finance Holdings LLC, Sr. Sub. Notes
9.00%, 08/01/12 144A	B3	875	949,375

FOOD — 4.9%
Agrilink Foods, Inc., Gtd. Notes
11.875%, 11/01/08	B3	231	241,973
American Seafood Group LLC, Gtd. Notes
10.125%, 04/15/10	B3	750	802,500
Del Monte Corp., Gtd. Notes, Series B
9.25%, 05/15/11	B2	875	971,249
Del Monte Corp., Sr Sub. Notes
8.625%, 12/15/12	B2	325	368,063
Dole Foods Co., Inc., Gtd. Notes
7.25%, 06/15/10	B2	500	526,250
Dole Foods Co., Inc., Sr. Notes
8.625%, 05/01/09	B2	500	556,250
Dominos, Inc., Sr. Sub. Notes
8.25%, 07/01/11	B3	164	180,400
Eagle Family Foods, Inc., Gtd. Notes, Series B
8.75%, 01/15/08	Caa2	600	459,000
Land O Lakes, Inc., Sec’d. Notes
9.00%, 12/15/10	B2	250	265,000
Land O’ Lakes, Inc., Sr. Notes
8.75%, 11/15/11	B3	625	581,250
Michael Foods, Sr. Sub. Notes
8.00%, 11/15/13	B3	350	371,000
National Beef Packaging Co., Sr. Notes
10.50%, 08/01/11	B2	275	283,250
Pilgrim’s Pride Corp., Gtd. Notes
9.625%, 09/15/11	B1	825	931,218
Pilgrim’s Pride Corp., Sr. Sub. Notes
9.25%, 11/15/13	B2	525	588,000
Smithfield Foods, Inc., Sr. Notes
8.00%, 10/15/09	Ba2	700	780,500
Swift & Co., Gtd. Notes
10.125%, 10/01/09	B1	250	280,000
Swift & Co., Sr. Sub. Notes
12.50%, 01/01/10	B2	225	251,438
United Biscuits, Co., Gtd. Notes (United Kingdom)
10.625%, 04/15/11	B1	EUR 250	348,225

			8,785,566

GAMING — 7.1%
Boyd Gaming Corp., Sr. Sub. Notes
8.75%, 04/15/12	B1	750	851,250
Global Cash, Sr. Sub. Notes
8.75%, 03/15/12	Caa1	300	327,000

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
Isle of Capri Casinos, Inc., Gtd. Notes
9.00%, 03/15/12	B2	450	$506,250
Isle of Capri Casinos, Inc., Sr. Sub. Notes
7.00%, 03/01/14	B2	125	130,000
Mandalay Resort Group, Sr. Notes
9.50%, 08/01/08	Ba2	50	57,813
Mandalay Resort Group, Sr. Sub. Notes
10.25%, 08/01/07	Ba3	1,325	1,517,125
MGM Grand, Inc., Gtd. Notes
8.375%, 02/01/11	Ba2	1,700	1,925,249
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
6.375%, 07/15/09	Ba3	600	631,500
8.00%, 04/01/12	Ba3	450	499,500
MTR Gaming Group, Inc., Gtd. Notes, Series B
9.75%, 04/01/10	B2	575	623,875
Park Place Entertainment Corp., Sr. Sub. Notes
7.875%, 03/15/10	Ba2	1,000	1,151,250
8.125%, 05/15/11	Ba2	700	821,625
Penn National Gaming, Inc., Gtd. Notes, Series B
11.125%, 03/01/08	B2	500	543,125
River Rock Entertainment, Sr. Notes
9.75%, 11/01/11	B2	225	245,813
Seneca Gaming Corp., Sr. Notes
7.25%, 05/01/12	B2	250	265,000
Station Casinos, Inc., Sr. Sub. Notes
6.50%, 02/01/14	B1	500	530,000
6.875%, 03/01/16	B1	500	533,750
Sun International Hotels Ltd., Gtd. Notes
8.875%, 08/15/11	B2	650	719,875
Venetian Casino/LV Sands, Gtd. Notes
11.00%, 06/15/10	B2	725	836,469

			12,716,469

HEALTH CARE — 3.0%
AmeriPath, Inc., Gtd. Notes
10.50%, 04/01/13	Caa1	625	615,625
Concentra Operating Corp., Gtd. Notes
9.50%, 08/15/10	B3	200	223,000
Fisher Scientific International, Inc., Sr. Sub. Notes
8.00%, 09/01/13	B2	550	622,874
Kinetic Concepts, Inc., Sr. Sub. Notes
7.375%, 05/15/13	B3	114	120,270
Medical Device Manufacturing, Inc., Sr. Sub. Debs.
10.00%, 07/15/12 144A	Caa1	375	403,125
Nyco Holdings, Sr. Notes (Denmark)
11.50%, 03/31/13	B3	EUR 250	370,486
Quintiles Transnational Corp., Sr. Sub.
10.00%, 10/01/13	B3	500	547,500
Sybron Dental Specialties, Inc., Gtd. Notes
8.125%, 06/15/12	B2	375	410,625
Tenet Healthcare Corp., Notes
7.375%, 02/01/13	B1	500	475,000
Tenet Healthcare Corp., Sr. Notes
9.875%, 07/01/14 144A	B3	375	394,688
US Oncology, Inc., Sr. Notes
9.00%, 08/15/12 144A	B2	500	542,500

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
Vanguard Health Holdings II, Sr. Sub. Notes
9.00%, 10/01/14 144A	Caa1	250	$262,500
VWR International, Inc., Sr. Sub. Notes (Germany)
8.00%, 04/15/14 144A (cost $251,000; purchased 04/07/04-06/02/04)(g)(l)	B3	EUR 250	269,375

			5,257,568

LODGING — 1.5%
Cornell Cos., Inc., Sr. Notes
10.75%, 07/01/12	B3	250	261,875
HMH Properties, Inc., Gtd. Notes, Series B
7.875%, 08/01/08	Ba3	96	99,120
Host Marriott L.P., Sr. Notes
7.00%, 08/15/12 144A	Ba3	500	542,500
Royal Caribbean Cruises Ltd., Sr. Notes
8.00%, 05/15/10	Ba2	500	575,000
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes
7.375%, 05/01/07	Ba1	1,000	1,081,250
Starwood Hotels & Resorts Worldwide, Inc., Notes
6.75%, 11/15/05	Ba1	175	181,125

			2,740,870

MEDIA — BROADCAST TOWERS — 0.6%
American Tower Corp., Sr. Notes.
7.50%, 05/01/12	Caa1	500	525,000
Crown Castle International Corp., Sr. Notes
7.50%, 12/01/13	B3	500	537,500

			1,062,500

MEDIA — BROADCASTING & RADIO — 0.9%
Sinclair Broadcasting Group, Inc., Gtd. Notes
8.75%, 12/15/11	B2	500	547,500
8.00%, 03/15/12	B2	525	553,875
XM Satellite Radio, Inc., Sec’d. Notes, Zero Coupon (until 12/31/05)
14.00%, 12/31/09	Caa1	453	458,541

			1,559,916

MEDIA — CABLE — 4.4%
Adelphia Communications Corp., Sr. Notes
10.25%, 06/15/11 (cost $495,000; purchased 07/14/04)(g)(i)	NR	500	448,750
Cablevision Systems Corp. Holdings, Inc., Sr. Notes
7.875%, 12/15/07	B1	500	541,250
8.125%, 07/15/09	B1	150	165,750
Cablevision Systems Corp., Sr. Notes
8.00%, 04/15/12 144A	B3	750	810,000
Charter Communications Holdings LLC, Sr. Notes
10.25%, 09/15/10	Caa1	1,000	1,045,000
9.92%, 04/01/11	Ca	1,000	807,500
10.00%, 05/15/11	Ca	750	603,750
Ono Finance PLC, Gtd. Notes (United Kingdom)
10.50%, 05/15/14	Caa2	EUR 250	320,399
10.50%, 05/15/14	Caa2	EUR 500	640,797
Tele Columbus & AG Co., Sr. Sub. Notes (Germany)
9.375%, 04/15/12	B3	EUR 500	621,717

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
Telenet Communication NV, Sr. Notes (Belgium)
9.00%, 12/15/13	B3	EUR 750	$1,039,904
Telenet Group Holdings NV, Notes, Zero Coupon (until 12/15/08) (Belgium)
11.50%, 06/15/14 144A(l)	Caa2	1,000	765,000

			7,809,817

MEDIA — NON CABLE — 1.6%
DIRECTV Holdings LLC, Sr. Notes
8.375%, 03/15/13	B1	1,000	1,145,000
Echostar DBS Corp., Sr. Notes
5.75%, 10/01/08	Ba3	500	513,750
Lamar Media Corp., Gtd. Notes
7.25%, 01/01/13	Ba3	600	654,000
PanAmSat Corp., Sr. Notes
9.00%, 08/15/14 144A	B1	500	532,500

			2,845,250

METALS — 2.5%
AK Steel Corp., Gtd. Notes
7.75%, 06/15/12	B3	750	763,125
Almatis Holding BV, Sr. Notes (Netherland)
9.00%, 07/15/12	B3	EUR 150	205,577
Euramax International PLC, Sr. Sub. Notes
8.50%, 08/15/11	B2	750	802,500
Lone Star Technologies, Inc., Gtd. Notes
9.00%, 06/01/11	B3	150	161,250
Neenah Corp., Sec’d. Notes
11.00%, 09/30/10 144A	B2	500	552,500
OM Group, Inc., Gtd. Notes
9.25%, 12/15/11	Caa1	500	525,625
Republic Technologies International, Inc., Gtd. Notes
13.75%, 07/15/09 (cost $182,515; purchased 08/06/99)(g)(i)	NR	400	4,000
Ryerson Tull, Inc., Notes
9.125%, 07/15/06	B1	550	580,250
UCAR Finance, Inc., Gtd. Notes
10.25%, 02/15/12	B2	250	286,250
United States Steel Corp., Sr. Notes
9.75%, 05/15/10	B1	484	556,600

			4,437,677

PACKAGING — 4.4%
Clondalkin Industries BV, Sr. Notes (Netherlands)
8.00%, 03/15/14	B3	EUR 500	658,288
Consolidated Container Co., Gtd. Notes
10.125%, 07/15/09	Caa2	250	237,500
Consolidated Container Co., Sr. Disc. Notes, Zero Coupon (Until 06/15/07)
10.75%, 06/15/09	B3	500	410,000
Crown European Holdings SA, Sec’d. Notes (France)
9.50%, 03/01/11(l)	B1	500	572,500
10.25%, 03/01/11	B+(d)	EUR 250	367,306
10.875%, 03/01/13(l)	B2	250	298,125
Graham Packaging Co. Sub. Notes
9.875%, 10/15/14 144A	Caa2	1,250	1,331,249
Graham Packaging International Corp., Sr. Sub. Notes
9.50%, 08/15/13	B3	500	578,750
Huntsman Packaging Corp., Gtd. Notes
13.00%, 06/01/10	Caa2	625	585,938

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
Impress Group BV, Sr. Notes (Netherland)
10.50%, 05/25/07	B2	EUR 250	$340,367
Owens-Brockway Glass Container, Inc., Gtd. Notes
8.875%, 02/15/09	B2	750	826,875
8.25%, 05/15/13	B3	375	414,375
Owens-Illinois, Inc., Sr. Notes
8.10%, 05/15/07	Caa1	625	665,625
7.35%, 05/15/08	Caa1	325	341,250
Pliant Corp., Sec’d. Notes
11.125%, 09/01/09	B3	125	135,000
Russell Stanley Holdings, Inc., Sr. Sub. Notes
9.00%, 11/30/08 [PIK] 144A (cost $151,875; purchased 02/05/99-09/10/04)(g)	NR	51	0

			7,763,148

PAPER — 3.0%
Boise Cascade LLC., Sr. Notes
7.125%, 10/15/14 144A (cost $253,438; purchased 10/15/04)(g)	B2	250	262,202
Georgia-Pacific Corp., Gtd. Notes
9.375%, 02/01/13	Ba2	750	886,874
Georgia-Pacific Corp., Notes
7.50%, 05/15/06	Ba3	750	797,813
8.125%, 05/15/11	Ba3	500	586,250
Jefferson Smurfit Corp., Gtd. Notes
7.50%, 06/01/13	B2	250	273,750
Jefferson Smurfit Corp., Sr. Notes (Ireland)
9.625%, 10/01/12(l)	B3	500	567,500
Jefferson Smurfit Corp., Sub. Notes (Ireland)
15.50%, 10/01/13 [PIK](l)	Caa1	489	579,490
Riverside Forest Products Ltd., Sr. Notes
7.875%, 03/01/14	B2	275	294,250
Stone Container Corp., Sr. Notes
9.75%, 02/01/11	B2	500	560,000
Tembec Industries, Inc., Gtd. Notes
8.50%, 02/01/11(l)	Ba3	500	513,750

			5,321,879

PIPELINES — 3.7%
El Paso Corp., Notes
7.875%, 06/15/12	Caa1	1,000	1,047,500
El Paso Corp., Sr. Notes
8.05%, 10/15/30	Caa1	350	326,375
7.80%, 08/01/31	Caa1	1,250	1,153,125
Southern Natural Gas Co., Notes
8.00%, 03/01/32	B1	250	265,000
Tennessee Gas Pipeline Co., Bonds
8.375%, 06/15/32	B1	350	379,750
Tennessee Gas Pipeline, Debs.
7.50%, 04/01/17	B1	500	537,500
Transcontinental Gas Pipe Corp., Sr. Notes, Series B
8.875%, 07/15/12	B1	475	589,000
Williams Cos., Inc., Notes
8.125%, 03/15/12	B3	500	590,000
7.625%, 07/15/19	B3	1,000	1,130,000
7.875%, 09/01/21	B3	500	570,000

			6,588,250

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
PUBLISHING — 5.7%
Advanstar Communications, Inc., Gtd. Notes
12.00%, 02/15/11	Caa2	500	$540,000
Advanstar Communications, Inc., Sec’d. Notes
10.75%, 08/15/10	B3	75	84,000
Advanstar, Inc., Gtd. Notes, Zero Coupon (until 10/15/05)
15.00%, 10/15/11 (cost $285,743; purchased 02/14/01-12/12/03)(g)	NR	325	276,656
Advertising Direct Solutions, Sr. Notes
9.25%, 11/15/12 144A (cost $385,350; purchased 10/28/04)(g)	Caa1	375	393,281
American Media Operations, Inc., Gtd. Notes
8.875%, 01/15/11	B2	75	80,250
American Media Operations, Inc., Gtd. Notes, Series B
10.25%, 05/01/09	B2	500	528,750
Dex Media East LLC, Gtd. Notes
12.125%, 11/15/12	Caa1	487	607,533
Dex Media West Finance, Sr. Sub. Notes
9.875%, 08/15/13	Caa1	928	1,102,000
Dex Media, Inc., Disc. Notes, Zero Coupon (Until 11/15/08)
9.00%, 11/15/13	B3	1,500	1,147,500
Dex Media, Inc. Notes
8.00%, 11/15/13	B3	225	241,875
Houghton Mifflin Co., Sr. Disc. Notes, Zero Coupon (Until 10/15/08)
11.50%, 10/15/13	Caa1	350	230,563
Lighthouse International Co. SA, Sr. Notes (Luxembourg)
8.00%, 04/30/14	B3	EUR 1,750	2,192,703
Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (Until 07/15/06)
13.75%, 07/15/11	B2	425	416,500
Quebecor Media, Inc., Sr. Notes
11.125%, 07/15/11	B2	625	726,563
Vertis, Inc., Gtd. Notes, Series B
10.875%, 06/15/09	B3	250	273,750
Vertis, Inc., Sec’d. Notes
9.75%, 04/01/09	B2	200	219,000
Yell Finance BV, Sr. Disc. Notes, Zero Coupon (Until 08/01/06) (Netherlands)
13.50%, 08/01/11(l)	B1	592	583,120
Yell Finance BV, Sr. Notes (Netherlands)
10.75%, 08/01/11(l)	B1	309	361,530
Ziff Davis Media, Inc., Gtd. Notes, Series B
13.00%, 08/12/09	CC(d)	92	92,471

			10,098,045

REAL ESTATE — 0.1%
CB Richard Ellis Service, Sr. Notes
9.75%, 05/15/10	B1	114	130,530

RETAILERS — 1.4%
General Nutrition Center, Sr. Sub. Notes
8.50%, 12/01/10	B3	200	202,500
PCA International, Inc., Sr. Notes
11.875%, 08/01/09	B3	350	334,250
Penney, (J.C.) Co., Inc., Notes
7.60%, 04/01/07	Ba3	300	330,750
9.00%, 08/01/12	Ba3	750	922,500

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
Victoria Acquisition III BV, Sr. Notes (Netherlands)
7.875%, 10/01/14 144A	B3	EUR 250	$314,833
William Carter Co., Gtd. Notes
10.875%, 08/15/11	B3	375	421,875

			2,526,708

RETAILERS — FOOD & DRUG — 1.4%
Brake Brothers Finance PLC, Sr. Notes (United Kingdom)
12.00%, 12/15/11	B3	GBP 250	519,917
Couche-Tard Corp., Sr. Sub. Notes
7.50%, 12/15/13	Ba3	475	514,188
Jean Coutu Group (PJC), Inc., Sr. Sub. Notes (Canada)
8.50%, 08/01/14 144A(l)	B3	500	512,500
Rite Aid Corp., Sec’d. Notes
8.125%, 05/01/10	B2	500	536,250
6.875%, 08/15/13	Caa1	475	427,500

			2,510,355

TECHNOLOGY — 2.8%
Activant Solutions, Sr. Notes
10.50%, 06/15/11	B2	500	523,750
AMI Semiconductor, Inc., Gtd. Notes
10.75%, 02/01/13	B3	325	382,688
Amkor Technology, Inc., Notes
5.00%, 03/15/07	B3	125	112,031
Lucent Technologies, Debs.
6.45%, 03/15/29	Caa1	500	431,875
Riverdeep Group Ltd., Sr. Notes (Ireland)
9.25%, 04/15/11	B3	EUR 250	333,914
Telex Communications, Inc., Sec’d. Notes
11.50%, 10/15/08	B3	175	191,625
TSI Telecommunication Services, Inc., Gtd. Notes
12.75%, 02/01/09	B3	250	281,250
Worldspan L.P., Sr. Notes
9.625%, 06/15/11	B2	750	716,250
Xerox Corp., Gtd. Notes
9.75%, 01/15/09	B1	1,250	1,471,875
Xerox Corp., Sr. Notes
7.625%, 06/15/13	B1	500	552,500

			4,997,758

TELECOMMUNICATIONS — 2.1%
Alaska Communications Systems Holdings, Inc., Gtd. Notes
9.875%, 08/15/11	B2	375	373,125
Cincinnati Bell, Inc., Gtd. Notes
7.25%, 07/15/13	B2	500	503,750
Cincinnati Bell, Inc., Sr. Sub. Notes
8.375%, 01/15/14	B3	525	504,000
Eircom Funding, Sr. Sub. Notes (Ireland)
8.25%, 08/15/13(l)	B1	250	279,375
Qwest Corp., Notes
9.125%, 03/15/12 144A	Ba3	750	849,375
Qwest Services Corp., Notes
13.50%, 12/15/10 144A	Caa1	1,000	1,192,500

			3,702,125

TELECOMMUNICATIONS — CELLULAR — 3.3%
Alamosa Delaware, Inc., Gtd. Notes, Zero Coupon (Until 7/31/05)
12.00%, 07/31/09	Caa1	250	267,500
Alamosa Delaware, Inc., Notes
8.50%, 01/31/12	Caa1	500	532,500
American Cellular Corp., Sr. Notes, Series B
10.00%, 08/01/11	B3	500	422,500

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)#	VALUE (NOTE 2)
Centennial Cellular Operating Co., Gtd. Notes
10.125%, 06/15/13	Caa1	500	$545,000
Horizon PCS, Inc., Sr. Notes
11.375%, 07/15/12 144A	B3	125	133,125
Nextel Communications, Inc., Sr. Notes
7.375%, 08/01/15	B2	1,125	1,254,375
Nextel Communications, Sr. Notes
5.95%, 03/15/14	B2	500	513,750
Nextel Partners, Inc., Sr. Notes
12.50%, 11/15/09	Caa1	51	58,586
8.125%, 07/01/11	Caa1	200	220,000
Oskar Mobil AS, Sec’d. Notes (Czech Republic)
7.50%, 10/15/11 144A (cost $231,305; purchased 10/06/04)(g)	B1	EUR 188	246,974
Rodgers Wireless, Inc., Sr. Sec’d. Notes
6.375%, 03/01/14	Ba3	625	600,000
Triton PCS, Inc., Gtd. Notes
8.50%, 06/01/13	B2	500	461,250
US Unwired, Inc., Sec’d. Notes
10.00%, 06/15/12	Caa1	500	543,750

			5,799,310

TEXTILE — 0.8%
Collins & Aikman Corp., Gtd. Notes
9.75%, 02/15/10	B2	350	375,813
Phillips Van Heusen Corp., Sr. Notes
8.125%, 05/01/13	B2	250	272,500
Russell Corp., Gtd. Notes
9.25%, 05/01/10	B1	275	297,000
Warnaco Group, Inc., Sr. Notes
8.875%, 06/15/13	B2	500	561,250

			1,506,563

TRANSPORTATION — 0.5%
Petroleum Helicopters, Inc., Gtd. Notes, Series B
9.375%, 05/01/09	B1	375	407,344
Stena AB, Sr. Notes (Sweden)
9.625%, 12/01/12(l)	Ba3	500	565,625

			972,969

TOTAL CORPORATE OBLIGATIONS (Cost $152,539,835)			165,036,769

	SHARES
COMMON STOCK
CHEMICALS
General Chemicals Industry Products*(m)	179	49,907

PACKAGING
Russell Stanley Holdings, Inc.* (cost $80,450; purchased 02/05/99)(g)	6,000	60

TOTAL COMMON STOCK (Cost $577,331)		49,967

PREFERRED STOCKS — 0.9%
PUBLISHING — 0.6%
Primedia, Inc., Series D, 10.00%	3,800	372,400
Primedia, Inc., Series F, 9.20%	6,750	610,875
Ziff Davis Media, Inc., Series E, 10.00%*	24	1,254

		984,529

RETAILERS — 0.3%
General Nutrition Center, Series A, 12.00% [PIK]*	575	609,500

TOTAL PREFERRED STOCK (Cost $1,583,707)		1,594,029

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	SHARES	VALUE (NOTE 2)
RIGHTS*
CAPITAL GOODS — OTHERS
Simonds Industries, Inc. (cost $194,838; purchased 09/25/01)(g)(m)	5,793	$57,930

CONSUMER PRODUCTS
Sleepmaster, Inc.	264	0

TOTAL RIGHTS (Cost $194,838)		57,930

WARRANTS* — 0.1%
CHEMICALS
General Chemical Industry Product, Inc., Series A, expiring 04/30/11 (cost $0; purchased 08/26/99-11/17/99)(g)	103	0
General Chemical Industry Product, Inc., Series B, expiring 04/30/11 (cost $0; purchased 08/26/99 - 11/17/99)(g)	77	0

ENTERTAINMENT
AMF Bowling Worldwide, Inc., Series B, expiring 03/09/09 (cost $112,635; purchased 11/04/97-04/06/99)(g)	1,499	15

MEDIA — BROADCASTING & RADIO
XM Satellite Radio, Inc., expiring 03/15/10 144A (cost $79,313; purchased 08/31/00)(g)	450	27,450

METALS — 0.1%
ACP Holding Corp., expiring 10/07/13 144A (cost $0; purchased 09/26/03)(g)	77,911	118,813

PACKAGING
Pliant Corp., expiring 06/01/10 144A (cost $0; purchased 09/29/00)(g)	475	5

PAPER
MDP Acquisitions PLC, expiring 10/01/13 (Ireland) 144A (cost $0; purchased 04/30/03)(g)	275	10,863

PUBLISHING
Advanstar Holdings Corp., expiring 10/15/11 144A (cost $0; purchased 10/09/01)(g)	225	5
Ziff Davis Media, Inc., expiring 08/12/12 (cost $44; purchased 07/18/00)(g)	4,400	2,640

		2,645

TOTAL WARRANTS (Cost $191,992)		159,791

TOTAL LONG-TERM INVESTMENTS (Cost $155,087,703)		166,898,486

SHORT-TERM INVESTMENTS — 6.1%
REGISTERED INVESTMENT COMPANIES
BlackRock Provident Institutional Funds TempCash Portfolio(j)	5,403,124	5,403,124
BlackRock Provident Institutional Funds TempFund Portfolio(j)	5,403,123	5,403,123

(Cost $10,806,247)		10,806,247

TOTAL INVESTMENTS — 99.7% (Cost $165,893,950; Note 5)		177,704,733
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		462,338

NET ASSETS — 100.0%		$178,167,071

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

144A

—Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

EUR	—Euro
GBP	—British Pound
NR	—Not Rated by Moody’s or Standard & Poor’s.
PIK	—Payment-in-kind

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $4,624,678. The aggregate value, $3,919,841 represents 2.20% of net assets.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(j)	Security available to institutional investors only.
(l)	US$ Denominated Foreign Bonds.
(m)	Fair valued security.

Foreign currency exchange contracts outstanding at October 31, 2004:

SETTLEMENT MONTH	TYPE		CONTRACTS TO DELIVER	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED DEPRECIATION
11/04	Sell	EUR	11,512,398	$14,072,715	$14,656,307	$(583,592)
11/04	Sell	GBP	286,438	522,837	524,810	(1,973)

				$14,595,552	$15,181,117	$(585,565)

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2004 were as follows:

Chemicals	8.1%
Gaming	7.1
Consumer Products	6.6
Publishing	6.3
Food	4.9
Media—Cable	4.4
Packaging	4.4
Pipelines	3.7
Building Materials	3.3
Electric	3.3
Telecommunications—Cellular	3.3
Automotive Parts	3.0
Health Care	3.0
Paper	3.0
Technology	2.8
Energy	2.6
Metals	2.6
Conglomerates	2.2
Telecommunications	2.1
Retailers	1.7
Media—Non Cable	1.6
Aerospace	1.5
Consumer Cyclical—Services	1.5
Entertainment	1.5
Lodging	1.5
Retailers—Food & Drug	1.4
Capital Goods—Others	1.2
Environmental	0.9
Media—Broadcasting & Radio	0.9
Textile	0.8
Defense	0.7
Media—Broadcast Towers	0.6
Finance	0.5
Transportation	0.5
Real Estate	0.1
Short-Term Investments	6.1

99.7
Other assets in excess of liabilities	0.3

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Bond Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
LONG-TERM INVESTMENTS — 63.0%
ASSET-BACKED SECURITIES — 1.1%
Ace Securities Corp., Series 2002-HE1, Class A
2.273%, 06/25/32(c)	Aaa	$100	$100,227
Brazos Student Loan Finance Corp., Series 1998-A, Class A
2 2.85%, 06/01/23(c)	Aaa	1,994	2,015,568
CDC Mortgage Capital Trust, Series 2002-HE2, Class A
2.223%, 01/25/33(c)	Aaa	560	560,461
Conseco Finance Trust, Series 2000-C, Class A
2.24%, 12/15/29(c)	Aaa	505	505,776
Household Mortgage Loan Trust, Series 2002-HC1, Class A
2.21%, 05/20/32(c)	Aaa	268	269,185
Irwin Home Equity, Series 2002-1, Class
2.223%, 06/25/29(c)	Aaa	149	149,252

TOTAL ASSET-BACKED SECURITIES (Cost $3,567,719)			3,600,469

COLLATERALIZED MORTGAGE OBLIGATIONS — 5.4%
Bear Stearns Trust, Series 2002-9, Class 2A
5.281%, 10/25/32 [ARM](c)	Aaa	120	120,952
CS First Boston Mortgage Securities Corp., Series 2002-AR8, Class 2A
6.315%, 04/25/32(c)	Aaa	61	63,370
Freddie Mac, Series 1628, Class LZ
6.50%, 12/15/23	Aaa	303	325,194
Series 1935, Class JZ
7.00%, 02/15/27	Aaa	1,440	1,512,445
Series 2241, Class PH
7.50%, 07/15/30	Aaa	979	1,018,379
Series 2504, Class L
5.50%, 03/15/15	Aaa	24	24,309
Series 2535, Class DT
5.00%, 09/15/16	Aaa	201	206,327
Government National Mortgage Assoc.,
6.75%, 10/16/40	Aaa	5,785	6,492,013
Prime Mortgage Trust, Series 2004-CL1, Class 1A2
2.24%, 02/25/34	AAA(d)	561	560,784
Class 2A2
2.333%, 11/25/04(c)	AAA(d)	177	177,103
Regal Trust IV, Series 1999-1, Class A
3.316%, 09/29/31 144A (cost $2,822,641; purchased 10/26/01)(c)(g)	AAA(d)	2,804	2,757,913
Sequoia Mortgage Trust, Series 8, Class 2A
2.21%, 08/20/32(c)	Aaa	1,648	1,636,503
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A
1 2.141%, 11/19/04(c)	Aaa	815	816,950
Series 2002-1A, Class 4A
6.111%, 02/25/32(c)	Aaa	80	79,896
Series 2002-13, Class 3A
1 2.29%, 06/25/17(c)	Aaa	650	651,388
Series 2002-14A, Class 2A
1 6.15%, 07/25/32	Aaa	169	171,374
Torrens Trust, Series 2000-1GA, Class A
2.13%, 07/15/31 144A(c)	Aaa	414	414,340
United Mortgage Securities Corp., Series 1993-1, Class AA
4.181%, 09/25/33(c)	Aaa	366	365,443

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Washington Mutual, Series 2002-AR11, Class A
1 5.144%, 10/25/32(c)	Aaa	$628	$636,749

TOTAL COLLATERALIZED MORTGAGE OBLIGATION (Cost $17,133,673)			18,031,432

CORPORATE OBLIGATIONS — 3.7%
FINANCIAL — BANK & TRUST — 1.2%
Bank of America Corp., Sr. Notes
2.11%, 11/26/04(c)	Aa2	4,000	4,004,032

FINANCIAL SERVICES — 0.6%
Pemex Project Funding Master Trust, Gtd Notes
7.375%, 12/15/14	Baa1	300	333,150
Phoenix Quake Ltd., Notes
4.47%, 07/03/08 144A (cost $700,000; purchased 06/18/03)(c)(g)	Baa3	700	725,438
Premium Asset Trust, Pass-Thru Cert., Series 2000-10
1.615%, 11/29/04 144A (cost $300,025; purchased 11/16/00)(c)(g)	A2	300	299,992
Qwest Capital Funding Corp., Gtd. Notes
7.25%, 02/15/11	Caa2	717	672,188

			2,030,768

INSURANCE — 0.9%
Residential Reinsurance Ltd., Sec’d. Notes
6.74%, 06/08/06 144A (cost $3,000,000; purchased 05/22/03)(c)(g)	Ba2	3,000	2,857,500

OIL & GAS — 0.7%
El Paso Corp., Sr. Notes
7.75%, 01/15/32	Caa1	2,700	2,497,500

TELECOMMUNICATIONS — 0.3%
SBC Communications, Notes
4.125%, 09/15/09	A2	200	201,220
Sprint Capital Corp., Gtd. Notes
6.125%, 11/15/08	Baa3	800	867,534

			1,068,754

TOTAL CORPORATE OBLIGATIONS (Cost $12,544,415)			12,458,554

FOREIGN GOVERNMENT BONDS — 2.6%
Republic of Brazil (Brazil)
3.063%, 04/15/06 [BRB](c)	B2	336	336,877
3.125%, 04/15/09 [BRB](c)	B2	228	221,776
11.00%, 01/11/12	B2	3,670	4,202,150
8.00%, 04/15/14 [BRB]	B2	557	555,446
Republic of Panama (Panama)
9.375%, 07/23/12	Ba1	700	791,000
8.875%, 09/30/27	Ba1	700	731,500
Republic of Peru (Peru)
9.125%, 02/21/12	Ba3	800	900,000
United Mexican States (Mexico)
9.875%, 02/01/10	Baa2	200	248,700
6.375%, 01/16/13	Baa2	600	639,000
8.125%, 12/30/19	Baa2	100	117,400

TOTAL FOREIGN GOVERNMENT BONDS (Cost $7,746,060)			8,743,849

MUNICIPAL BONDS — 2.4%
CALIFORNIA – 0.8%
California State Public Works Board Lease Revenue Bonds, Series A
5.00%, 04/01/23	Aa2	2,225	2,325,882

MICHIGAN — 0.4%
Detroit Michigan Water Supply System Revenue Bonds, Series B
5.00%, 07/01/34	Aaa	1,420	1,463,182

Strategic Partners Bond Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	MOODY’S RATING (UNAUDITED)	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
NEW JERSEY — 0.6%
Tobacco Settlement Funding Corp. Revenue Bonds
4.375%, 06/01/19	Baa2	$900	$896,040
6.125%, 06/01/42	Baa2	1,200	1,069,848

			1,965,888

TEXAS — 0.1%
University of Texas Revenue Bond, Series B
5.00%, 08/15/33	Aaa	400	410,264

WASHINGTON — 0.5%
Energy Northwest Washington Electric, Series A
5.50%, 07/01/13	Aa1	800	916,040
5.50%, 07/01/14	Aa2	700	805,217

			1,721,257

TOTAL MUNICIPAL BONDS (Cost $7,533,272)			7,886,473

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 33.8%
Federal Home Loan Mortgage Corp.
5.00%, 11/01/18	1,893	1,933,291
6.00%, 02/01/16-01/01/34	5,111	5,307,090
7.828%, 07/01/30(c)	18	18,660
8.50%, 08/01/24-12/01/25	93	101,971
Federal National Mortgage Assoc.
2.922%, 09/01/40(c)	952	960,690
3.946%, 05/01/36(c)	6,007	6,126,446
4.535%, 01/01/28(c)	83	84,764
5.00%, 09/01/17-03/01/34	38,359	39,159,379
5.00%, [TBA]	17,000	17,061,868
5.50%, 03/01/16-05/01/34	23,015	23,853,824
5.50%, [TBA]	8,700	8,860,410
5.937%, 11/01/11(c)	4,360	4,758,943
6.00%, 11/01/16-03/01/33	3,605	3,785,429
Government National Mortgage Assoc.
3.375%, 05/20/30(c)	606	603,022

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost: $111,598,319)		112,615,787

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.7%
Federal Housing Authority
6.047%, 01/01/09	477	475,045
Small Business Administration
7.449%, 08/01/10	292	325,287
6.344%, 08/01/11	3,252	3,509,624
6.29%, 01/01/21	1,015	1,100,233
5.13%, 09/01/23	286	296,247

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $5,332,599)		5,706,436

U.S. TREASURY OBLIGATIONS — 12.3%
U.S. Treasury Bonds
8.875%, 02/15/19	500	728,379
U.S. Treasury Inflationary Bonds [TIPS]
3.375%, 01/15/07(k)	700	897,477
3.625%, 01/15/08	400	517,679
3.875%, 01/15/09	10,300	13,506,629
4.25%, 01/15/10	1,100	1,452,562
0.875%, 04/15/10	6,400	6,388,099
3.00%, 07/15/12	2,000	2,360,474
1.875%, 07/15/13	200	212,444
2.00%, 07/15/14	4,900	5,097,661
U.S. Treasury Notes
2.50%, 09/30/06	9,900	9,894,981

TOTAL U.S. TREASURY OBLIGATIONS (Cost $39,842,532)		41,056,385

TOTAL LONG-TERM INVESTMENTS (Cost $205,298,589)		210,099,385

SHORT-TERM INVESTMENTS — 44.3%
CERTIFICATES OF DEPOSIT — 2.1%
Citibank NA
1.66%, 11/23/04	7,000	6,999,990

COMMERCIAL PAPER — 31.1%
ANZ National Bank Ltd.
2.04%, 01/27/05 144A (cost $4,079,787; purchased 10/22/04)(h)	4,100	4,077,464
ASB Bank
1.895%, 12/29/04 144A (cost $1,495,420; purchased 09/28/04)(h)	1,500	1,495,184
Bank of Ireland
1.84%, 12/17/04 144A (cost $2,294,592; purchased 09/20/04)(h)	2,300	2,294,322
Barclays Capital Funding
1.75%, 11/15/04	9,000	8,993,773

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
CBA Finance, Inc.
1.635%, 11/16/04	$5,700	$5,696,052
CDC Corp.
1.67%, 12/10/04 144A (cost $9,083,536; purchased 07/14/04)(h)	9,100	9,082,712
Dexia Delaware LLC
2.04%, 01/25/05	5,400	5,373,072
Ford Motor Co.
2.52%, 04/07/05	1,800	1,779,840
General Electric Capital Corp.
1.58%, 11/01/04	2,100	2,100,000
1.60%, 11/09/04	3,600	3,598,699
1.72%, 12/02/04	200	199,689
1.80%, 12/14/04	800	798,251
2.04%, 02/04/05	3,400	3,381,119
General Motors Acceptance Corp.
2.404%, 03/22/05	700	693,269
2.436%, 04/05/05	1,300	1,286,101
2.495%, 04/05/05	400	395,620
2.535%, 04/05/05	400	395,550
HBOS Treasury Services PLC
1.635%, 11/09/04	5,600	5,597,931
1.61%, 11/10/04	100	99,958
1.655%, 11/18/04	100	99,918
Nordea Corp.
1.73%, 11/29/04	5,100	5,093,023
Royal Bank of Scotland PLC
1.63%, 11/03/04	3,200	3,199,690
Spintab
1.615%, 11/01/04	4,700	4,700,000
1.62%, 11/10/04	2,800	2,798,807
Stadshypotek Delaware, Inc.
1.61%, 11/09/04 144A (cost $3,398,784; purchased 08/10/04)(h)	3,400	3,398,763
1.82%, 12/14/04 144A (cost $1,396,957; purchased 09/16/04)(h)	1,400	1,396,906
Svenska Handelsbank, Inc.
1.625%, 11/04/04	3,900	3,899,435
1.65%, 11/22/04	1,500	1,498,532
1.685%, 11/22/04	5,100	5,094,904
Swedbank
1.80%, 12/20/04	2,600	2,593,524
UBS Finance (DE) LLC, Inc.
1.63%, 11/16/04	3,500	3,497,583
1.69%, 11/29/04	7,000	6,990,646
Westpac Capital Corp.
1.65%, 12/06/04	1,600	1,597,391

		103,197,728

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.8%
Federal Home Loan Bank
1.95%, 01/14/05	1,400	1,394,161
Federal Home Loan Mortgage Corp.
1.935%, 01/04/05	5,600	5,580,938
1.94%, 01/04/05	3,400	3,387,724
1.96%, 01/11/05	3,400	3,386,302
1.98%, 01/25/05	4,600	4,577,736
Federal National Mortgage Assoc.
1.76%, 12/08/04	2,800	2,794,673
1.85%, 12/22/04	500	498,622
1.98%, 01/05/05	9,200	9,168,185
1.965%, 01/20/05	600	597,282
1.98%, 01/24/05	1,400	1,393,301

		32,778,924

U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bills
1.594%, 12/02/04(k)(n)	75	74,892
1.63%, 12/16/04(k)(n)	233	232,501
1.63%, 12/16/04(n)	260	259,443
1.63%, 12/16/04(k)(n)	360	359,229
1.63%, 12/16/04(k)(n)	510	508,908
1.671%, 12/16/04(k)(n)	60	59,875

		1,494,848

	SHARES
REGISTERED INVESTMENT COMPANIES — 0.9%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	1,494,713	1,494,713
BlackRock Provident Institutional Funds TempFund Portfolio(j)	1,494,712	1,494,712

		2,989,425

Strategic Partners Bond Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	NUMBER OF CONTRACTS	VALUE (NOTE 2)
OUTSTANDING PUT OPTIONS PURCHASED
3-Month Euro-Euribor Interest Futures, Strike Price 94.25, Expires 12/13/04*	23	$0

TOTAL SHORT-TERM INVESTMENTS (Cost $147,469,669)		147,460,915

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN — 107.3% (Cost $352,768,258; Note 5)		357,560,300

	NUMBER OF CONTRACTS/ SWAP NOTIONAL AMOUNT $(000)
OUTSTANDING OPTIONS WRITTEN — (0.5)%
CALL OPTIONS — (0.5)%
Swap 3-Month LIBOR & Fixed, Strike Price 5.20, Expires 11/02/04*	$8,000	(551,184)
Swap 3-Month LIBOR & Fixed, Strike Price 5.50, Expires 01/07/05*	11,600	(943,115)
U.S. Treasury Note Futures, Strike Price 114, Expires 11/29/04*	225	(126,562)

		(1,620,861)

PUT OPTIONS
3-Month UK LIBOR Interest Futures, Strike Price 94.25, Expires 06/15/05*	22	(252)
Eurodollar Futures, Strike Price 97.00, Expires 12/13/04*	20	0
Swap 6-Month LIBOR & Fixed, Strike Price 6.70, Expires 11/02/04*	8,000	0
Swap 3-Month LIBOR & Fixed, Strike Price 7.00, Expires 01/07/05*	13,000	(1)
U.S. Treasury Note Futures, Strike Price 110, Expires 11/29/04*	150	(7,031)
U.S. Treasury Note Futures, Strike Price 111, Expires 11/29/04*	48	(5,250)

		(12,534)

TOTAL OUTSTANDING OPTIONS WRITTEN (Premium Received $1,474,843)		(1,633,395)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 106.8% (Cost $351,293,415)		355,926,905
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.8%)		(22,594,741)

NET ASSETS — 100.0%		$333,332,164

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

144A

—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

ARM	—Adjustable Rate Mortgage Security
BRB	—Brady Bond
BRC	—Brazilian Real
CLP	—Chilean Peso
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
IDR	—Indonesian Rupiah
JPY	—Japanese Yen
KOR	—Korean Won
MXP	—Mexican Peso
PEN	—Peruvian Sol
PLZ	—Polish Zloty
RUB	—Russian Rouble
SGD	—Singapore Dollar
SKK	—Slovak Koruna
TBA	— Securities purchased on a forward commitment basis
TIPS	—Treasury Inflation Protection Securities
TWD	—Taiwan Dollar

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

*	Non-income producing security.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $5,744,401. The aggregate value, $8,438,049 represents 2.53% of net assets.
(h)	Indicates a restricted security; the aggregate cost of the restricted securities is $21,749,076. The aggregate value, $21,745,351 is approximately 6.52% of net assets.
(j)	Security available to institutional investors only.
(k)	Securities or a portion thereof with an aggregate market value of $1,600,806 have been segregated with the custodian to cover margin requirements for the following open futures contracts at October 31, 2004:

NUMBER OF CONTRACTS	TYPE	EXPIRATION MONTH	VALUE AT TRADE DATE	VALUE AT OCTOBER 31, 2004	UNREALIZED APPRECIATION (DEPRECIATION)
LONG POSITIONS:
32	Euro Bobl	Dec 04	$4,534,471	$4,572,475	$38,004
153	Euro Bund	Dec 04	22,485,195	22,759,366	274,171
98	Euro Dollar	Dec 04	23,936,663	23,930,463	(6,200)
5	Euro Dollar	Jun 05	1,216,188	1,216,188	—
311	Euro Dollar	Sep 05	75,478,838	75,510,800	31,962
26	Euro Dollar	Dec 05	6,255,253	6,299,475	44,222
39	Euro Euribor Interest Rate	Jun 05	12,059,503	12,107,969	48,466
5	Japanese Government 10 Year Bond	Dec 04	6,430,705	6,504,850	74,145
72	U.S. Treasury 10 Year Bond	Dec 04	8,088,563	8,196,750	108,187
426	U.S. Treasury 10 Year Note	Dec 04	47,632,492	48,377,625	745,133

					$1,358,090

(n)	Rates shown are the effective yields at purchase date.

Foreign currency exchange contracts outstanding at October 31, 2004:

PURCHASE CONTRACTS

SETTLEMENT MONTH	TYPE		CONTRACTS TO RECEIVE	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Nov 04	Buy	BRC	259,543	$84,336	$90,876	$6,540
Dec 04	Buy	BRC	300,000	99,420	105,042	5,622
Jan 05	Buy	BRC	121,770	40,753	42,637	1,884
Nov 04	Buy	CLP	60,910,000	95,261	99,161	3,900
Dec 04	Buy	CLP	60,602,000	98,476	98,660	184
Nov 04	Buy	EUR	300,000	378,831	381,616	2,785
Dec 04	Buy	HKD	777,360	99,906	100,138	232
Jan 05	Buy	HKD	654,171	84,280	84,408	128
Dec 04	Buy	IDR	6,737,780	147,200	148,524	1,324
Jan 05	Buy	JPY	681,241,000	6,372,940	6,465,113	92,173
Nov 04	Buy	KOR	101,660,850	87,482	90,803	3,321
Dec 04	Buy	KOR	118,000,000	102,558	105,398	2,840
Jan 05	Buy	KOR	97,524,000	85,057	87,108	2,051
Nov 04	Buy	MXP	909,626	78,803	78,457	(346)
Dec 04	Buy	MXP	1,121,100	96,459	96,287	(172)
Nov 04	Buy	PEN	296,484	87,309	89,289	1,980
Dec 04	Buy	PEN	347,900	103,449	104,773	1,324
Nov 04	Buy	PLZ	271,430	75,753	79,786	4,033
Dec 04	Buy	PLZ	273,258	76,000	80,063	4,063
Nov 04	Buy	RUB	2,488,923	84,000	86,585	2,585
Dec 04	Buy	RUB	3,047,667	103,398	106,022	2,624
Jan 05	Buy	RUB	2,417,866	84,364	84,113	(251)
Nov 04	Buy	SGD	147,594	86,292	88,777	2,485
Dec 04	Buy	SGD	170,475	101,022	102,630	1,608
Jan 05	Buy	SGD	141,820	84,866	85,452	586
Nov 04	Buy	SKK	2,806,318	85,136	89,588	4,452
Dec 04	Buy	SKK	3,343,000	102,404	106,602	4,198
Nov 04	Buy	TWD	2,891,289	85,038	86,552	1,514
Dec 04	Buy	TWD	3,321,000	98,327	99,416	1,089

				$9,209,120	$9,363,876	$154,756

SALE CONTRACT
SETTLEMENT MONTH	TYPE		CONTRACTS TO DELIVER	IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED DEPRECIATION
Dec 04	Sell	EUR	1,245,000	$1,567,163	$1,589,658	$(22,495)

Interest rate swap agreements outstanding at October 31, 2004:

DESCRIPTION	EXPIRATION MONTH	NOTIONAL AMOUNT (000)		UNREALIZED APPRECIATION (DEPRECIATION)
Receive variable rate payments on the Lehman Commercial Mortgage Backed Securities Index and pay fixed rate payment of 1.61% for the initial calculation period and variable rate payments thereafter on the one month LIBOR-BBA floating rate. (cost $0; purchased on 09/15/04)(g)(2)	04/05		$800	$3,683
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR-BBA floating rate. (cost $61,813; purchased on 06/24/04-10/05/04)(g)(1)	12/06		4,000	16,080
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR-BBA floating rate. (cost ($913,274)); purchased on 07/07/04)(g)(7)	12/09		25,600	1,182,135
Receive fixed rate payments of 4.00% and pay variable rate payments on the three month LIBOR-BBA floating rate. (cost ($583,683)); purchased on 07/09/04)(g)(1)	12/09		28,000	877,750
Receive fixed rate payments of 5.00% and pay variable rate payments on the three month LIBOR-BBA floating rate.(3)	12/14		700	(4,242)
Receive variable rate payments on the three month LIBOR-BBA floating rate and pay fixed rate payments of 6.0%.(7)	12/24		9,400	(590,200)
Receive fixed rate payments of 4.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost $27,427; purchased on 12/16/03)(g)(5)	03/07	E	UR 5,100	127,025
Receive fixed rate payments of 4.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost $12,077; purchased on 12/19/03-03/22/04)(g)(4)	12/07	E	UR 11,100	209,175

Strategic Partners Bond Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

DESCRIPTION	EXPIRATION MONTH	NOTIONAL AMOUNT (000)	UNREALIZED APPRECIATION (DEPRECIATION)
Receive fixed rate payments of 4.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost $111,236; purchased on 03/10/04)(g)(2)	06/08	EUR 6,200	$77,553
Receive fixed rate payments of 4.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost $156,067; purchased on 07/08/04-07/22/04)(g)(4)	06/34	EUR 3,700	118,074
Receive fixed rate payments of 6.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost $(1,192)); purchased on 02/12/02)(g)(4)	03/17	EUR 500	19,383
Receive fixed rate payments of 6.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost $(5,741)); purchased on 02/12/02-03/15/02)(g)(3)	03/17	EUR 3,900	147,628
Receive fixed rate payments of 6.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost $9,368; purchased on 03/26/02)(g)(4)	03/32	EUR 1,500	63,900
Receive fixed rate payments of 6.00% and pay variable rate payments on the six month LIBOR-BBA floating rate. (cost $15,509; purchased on 05/15/02-07/02/02)(g)(7)	03/32	EUR 1,300	47,990
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR-BBA floating rate.(7)	06/11	GBP 700	1,722
Receive fixed rate payments of 5.00% and pay variable rate payments on the six month LIBOR-BBA floating rate.(1)	06/11	GBP 1,100	1,446
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%. (cost $10,880; purchased on 03/14/02)(g)(7)	03/17	GBP 700	(7,436)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%. (cost $4,459; purchased on 03/15/02)(g)(4)	03/17	GBP 300	(2,983)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%. (cost $16,789; purchased on 02/12/02-03/15/02)(g)(3)	03/17	GBP 1,700	(8,425)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(4)	03/32	GBP 900	(9,426)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(7)	03/32	GBP 600	(11,139)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(3)	06/34	GBP 1,800	(26,303)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(4)	06/34	GBP 200	(8,864)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 5.00%.(7)	06/34	GBP 600	(8,049)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 2.00%.(3)	06/12	JPY 130,000	(43,232)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 2.00%.(3)	06/12	JPY 129,100	(21,976)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 2.00%.(7)	06/12	JPY 250,000	(80,250)
Receive variable rate payments on the six month LIBOR-BBA floating rate and pay fixed rate payments of 2.00%.(6)	06/12	JPY 130,000	(33,630)

			$2,037,389

Broker/Counterparty:

(1)	Barclays Bank PLC
(2)	Citigroup
(3)	Goldman Sachs
(4)	JP Morgan Chase & Co.
(5)	Merrill Lynch
(6)	Morgan Stanley
(7)	UBS — Warburg

Credit default swap agreements outstanding at October 31, 2004:

DESCRIPTION	EXPIRATION MONTH	NOTIONAL AMOUNT (000)	UNREALIZED APPRECIATION
Receive a fixed rate equal to 0.625% and the Portfolio will pay to the counterparty at par in the event of default of United Mexican States 11.5% due 05/15/26. (cost $0; purchased on 05/14/04)(g)(6)	05/05	$200	$555
Receive a fixed rate equal to 0.65% and the Portfolio will pay to the counterparty at par in the event of default of United Mexican States 7.5% due 04/08/33. (cost $0; purchased on 05/14/04)(g)(1)	05/05	100	292
Receive a fixed rate equal to 1.80% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/29. (cost $0; purchased on 05/30/03)(g)(6)	06/05	100	832
Receive a fixed rate equal to 1.10% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Panama 9.375% due 04/01/29. (cost $0; purchased on 06/07/04)(g)(6)	06/05	300	1,153
Receive a fixed rate equal to 0.98% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation 5.0% due 03/31/30. (cost $0; purchased on 08/03/04)(g)(4)	08/05	500	1,107

			$3,939

Broker/Counterparty:

(1)	Barclays Bank PLC
(4)	JP Morgan Chase & Co.
(6)	Morgan Stanley

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 were as follows:

U.S. Government Agency Mortgage-Backed Securities	33.8%
U.S. Treasury Obligations	12.3
U.S. Government Agency Obligations	1.7
Collateralized Mortgage Obligations	5.4
Foreign Government Bonds	2.6
Municipal Bonds	2.4
Financial—Bank & Trust	1.2
Asset-Backed Securities	1.1
Insurance	0.9
Oil & Gas	0.7
Financial Services	0.6
Telecommunications	0.3
Call Options	-0.5
Short-Term Investments	44.3

106.8
Liabilities in excess of other assets	-6.8

TOTAL	100.0%

See Notes to Financial Statements.

Strategic Partners Money Market Fund

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2004

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
COMMERCIAL PAPER — 54.7%
Abbey National
1.77%, 11/02/04	$5,000	$4,999,754
ABN-AMRO NA Finance, Inc.
1.85%, 12/06/04	5,500	5,490,108
American Honda Finance Corp.
1.838%, 12/20/04 144A(c)	5,500	5,500,000
Banco Bilbao Vizc ARG
1.90%, 11/01/04 (cost $5,000,000; purchased 10/29/04)(h)	5,000	5,000,000
BMW US Capital LLC
1.83%, 11/01/04 144A (cost $5,450,000; purchased 10/29/04)(h)	5,450	5,450,000
CBA (Delaware) Finance
1.87%, 12/23/04	5,500	5,485,144
Goldman Sachs Group, Inc.
1.65%, 11/23/04	5,500	5,494,454
Greenwich Capital
1.85%, 11/01/04	5,000	5,000,000
HBOS Treasury
1.74%, 11/10/04	5,400	5,397,651
KBC Finance Products Int’l Ltd.
1.85%, 11/01/04 144A (cost $5,000,000; purchased 10/29/04)(h)	5,000	5,000,000
Nationwide Building Society
1.85%, 12/02/04 144A (cost $5,491,238; purchased 10/06/04)(h)	5,500	5,491,238
Network Rail Corp. Finance PLC
1.99%, 01/10/05 144A (cost $3,984,522; purchased 10/07/04)(h)	4,000	3,984,522
Northern Rock PLC
2.023%, 01/13/05 144A(c)	4,000	3,999,565
Santander Century Hispanic Financial
2.09%, 03/24/05	5,500	5,454,339
Societe Generale
1.79%, 11/04/04	5,000	4,999,254
Svenska Handelsbank, Inc.
1.79%, 12/08/04	5,700	5,689,513
Total Capital
1.85%, 11/01/04 144A (cost $5,000,000; purchased 10/29/04)(h)	5,000	5,000,000
Unicredit Delaware, Inc.
1.74%, 11/10/04	5,500	5,497,608
Westpac Capital Corp.
2.06%, 02/22/05	5,300	5,265,730

(Cost $98,198,880)		98,198,880

CORPORATE OBLIGATIONS — 13.9%
Bank of America
7.875%, 05/16/05	2,000	2,064,906
General Electric Capital Corp.
6.80%, 11/01/05	2,446	2,548,496
Lehman Brothers Holdings, Inc.
7.75%, 01/15/05	2,941	2,978,429
2.19%, 01/24/05(c)	2,350	2,352,008
Marshall & Ilsley Corp.
5.252%, 12/15/04	2,500	2,511,195
National City Bank of Indiana
1.795%, 12/02/04(c)	5,500	5,497,219
U.S. Bank NA
1.597%, 01/24/05(c)	5,000	4,999,546
Wal-Mart Stores
5.199%, 06/01/05	2,000	2,059,485

(Cost $25,011,284)		25,011,284

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.2%
Federal Home Loan Mortgage Corp.
1.72%, 12/28/04	6,000	5,983,660
1.87%, 12/14/04	5,000	4,988,832
Federal National Mortgage Assoc.
1.87%, 03/02/05	5,500	5,465,431

(Cost $16,437,923)		16,437,923

EURO TIME DEPOSITS — 8.4%
Danske Bank Cayman
1.77%, 11/01/04	5,000	5,000,000
Dexia Bank Grand Cayman
1.80%, 11/05/04	5,000	5,000,000
Fortis Bank
1.86%, 11/01/04	5,000	5,000,000

(Cost $15,000,000)		15,000,000

CERTIFICATES OF DEPOSIT — 7.2%
Discover Bank
2.55%, 10/27/05	2,000	1,999,704
Lloyds TSB Bank PLC
2.00%, 01/25/05(c)	5,000	4,997,260
Natexis Banque Populair Corp.
1.824%, 11/16/04(c)	6,000	5,997,854

(Cost $12,994,818)		12,994,818

YANKEE CERTIFICATES OF DEPOSIT — 5.6%
Credit Suisse First Boston NY
1.90%, 12/13/04	5,000	5,000,000

	PRINCIPAL AMOUNT (000)	VALUE (NOTE 2)
Sweden Bank
1.413%, 11/03/04	$5,000	$4,999,998

(Cost $9,999,998)		9,999,998

SOVEREIGN ISSUES — 1.0%
Ontario (Province of)
7.00%, 08/04/05
(Cost $1,862,748)	1,800	1,862,748

	SHARES
REGISTERED INVESTMENT COMPANIES — 0.1%
BlackRock Provident Institutional Funds TempCash Portfolio(j)	121,414	121,414
BlackRock Provident Institutional Funds TempFund Portfolio(j)	121,413	121,413

(Cost $242,827)		242,827

TOTAL INVESTMENTS — 100.1% (Cost $179,748,478)+		179,748,478
LIABILITIES IN EXCESS OF OTHER
ASSETS — (0.1)%		(116,736)

NET ASSETS — 100.0%		$179,631,742

+	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

THE FOLLOWING ABBREVIATION IS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.
(h)	Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities — see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $29,925,760. The aggregate value of $29,925,760 is approximately 16.7% of net assets. The securities have been deemed to be liquid under procedures established by the Board of Directors.
(j)	Security available to institutional investors only.

The following is a breakdown of the money market portfolio by industry classification, as of October 31, 2004. Percentages are based on net assets.

INDUSTRY
Bank	27.9%
Financial Services	24.8
Industrial	10.0
U.S. Government	9.2
Euro Time Deposits	8.4
Certificates of Deposits	7.2
Financial—Brokerage	5.9
Yankee Certificates of Deposits	5.6
Foreign Government	1.0
Registered Investment Companies	0.1

100.1
Liabilities in Excess of Other Assets	-0.1

TOTAL	100.0%

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2004

	STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND	STRATEGIC PARTNERS SMALL CAP GROWTH OPPORTUNITY FUND	STRATEGIC PARTNERS MANAGED SMALL CAP GROWTH FUND	STRATEGIC PARTNERS SMALL COMPANY FUND	STRATEGIC PARTNERS MID CAP GROWTH FUND
ASSETS:
Investments at Value (A), Including Securities on Loan (D)	$278,863,612	$93,436,715	$48,790,178	$219,215,259	$212,104,869
Cash	—	—	827,662	1,139,264	208,478
Foreign Currency (B)	1,247,913	—	—	—	—
Receivable For:
Securities Sold	97,042	6,518,684	—	7,735	460,674
Dividends and Interest	508,174	4,690	5,805	100,513	16,796
Futures Variation Margin	—	—	—	—	—
Fund Shares Sold	93,349	98,368	17,957	119,172	71,222
Unrealized Appreciation on Foreign Currency Forward Contracts	—	—	—	—	—
Unrealized Appreciation on Swap Agreements	—	—	—	—	—
Receivable from Investment Manager	—	55,032	54,649	10,696	119,823
Prepaid Expenses	126,405	16,264	31,874	24,718	39,745

Total Assets	280,936,495	100,129,753	49,728,125	220,617,357	213,021,607

LIABILITIES:
Payable to Custodian	338,963	262,054	—	—	1,000,000
Written Options Outstanding, at Value (C)	—	—	—	—	—
Swap Contracts, Outstanding	—	—	—	—	—
Unrealized Depreciation on Swap Agreements	—	—	—	—	—
Payable to Investment Manager	49	—	—	—	—
Unrealized Depreciation on Foreign Currency Forward Contracts	—	—	—	—	—
Payable to Broker for Collateral for Securities on Loan	—	9,541,285	4,860,307	19,063,221	45,438,327
Payable For:
Securities Purchased	—	5,529,535	631	—	—
Fund Shares Redeemed	639,900	282,898	89,358	444,100	262,577
Futures Variation Margin	—	—	500	—	—
Distribution Fees	204,100	61,566	32,099	148,868	117,503
Deferred Directors’ Fees	17,637	6,487	1,887	5,799	7,774
Accrued Expenses and Other Liabilities	527,211	209,176	152,522	318,083	392,985
Withholding Tax	44,723	—	—	—	—
Dividends and Distributions	—	—	—	—	—

Total Liabilities	1,772,583	15,893,001	5,137,304	19,980,071	47,219,166

NET ASSETS	$279,163,912	$84,236,752	$44,590,821	$200,637,286	$165,802,441

COMPONENTS OF NET ASSETS
Common Stock, at $0.001 Par Value	$24,048	$9,092	$8,909	$13,749	$39,428
Paid-In Capital in Excess of Par	426,926,819	205,852,607	77,050,717	132,402,315	320,078,332

	426,950,867	205,861,699	77,059,626	132,416,064	320,117,760
Undistributed Net Investment Income (Loss)	(2,843,181)	(6,487)	(1,887)	(5,799)	(7,774)
Accumulated Net Realized Gain (Loss) on Investments	(205,806,317)	(125,170,231)	(34,517,913)	5,566,851	(184,902,544)
Net Unrealized Appreciation (Depreciation) on Investments	60,862,543	3,551,771	2,050,995	62,660,170	30,594,999

NET ASSETS	$279,163,912	$84,236,752	$44,590,821	$200,637,286	$165,802,441

(A) Investments at Cost	$218,034,185	$89,884,944	$46,744,971	$156,555,089	$181,509,870

(B) Foreign Currency at Cost	$1,219,053	$—	$—	$—	$—

(C) Premiums Received for Written Options	$—	$—	$—	$—	$—

(D) Securities on Loan at Value	$—	$9,248,968	$4,676,125	$18,278,215	$44,164,930

See Notes to Financial Statements.

	STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND	STRATEGIC PARTNERS SMALL CAP GROWTH OPPORTUNITY FUND	STRATEGIC PARTNERS MANAGED SMALL CAP GROWTH FUND	STRATEGIC PARTNERS SMALL COMPANY FUND	STRATEGIC PARTNERS MID CAP GROWTH FUND
NET ASSET VALUE:
Class A: Net Assets	$10,704,462	$3,449,689	$2,062,501	$6,146,712	$7,956,245

Shares Outstanding	902,024	341,350	402,883	409,386	1,857,778

Net Asset Value and Redemption Price Per Share	$11.87	$10.11	$5.12	$15.01	$4.28

Maximum Sales Charge	5.50%	5.50%	5.50%	5.50%	5.50%

Offering Price Per Share*	$12.56	$10.70	$5.42	$15.88	$4.53

Class B: Net Assets	$1,017,876	$394,250	$279,732	$729,101	$983,585

Shares Outstanding	88,281	40,578	56,691	50,270	234,149

Net Asset Value, Offering and Redemption Price Per Share	$11.53	$9.72	$4.93	$14.50	$4.20

Class C: Net Assets	$55,388,219	$14,426,277	$8,516,178	$38,531,115	$27,756,411

Shares Outstanding	4,795,001	1,485,706	1,712,342	2,662,072	6,645,606

Net Asset Value, Offering and Redemption Price Per Share	$11.55	$9.71	$4.97	$14.47	$4.18

Class D: Net Assets	$—	$—	$—	$—	$—

Shares Outstanding	—	—	—	—	—

Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$—	$—	$—

Class L: Net Assets	$58,880,832	$17,631,525	$10,548,798	$39,156,560	$38,359,373

Shares Outstanding	4,972,137	1,753,264	2,071,426	2,616,946	9,005,569

Net Asset Value and Redemption Price Per Share	$11.84	$10.06	$5.09	$14.96	$4.26

Class M: Net Assets	$118,718,396	$38,531,312	$19,447,860	$88,673,298	$75,400,937

Shares Outstanding	10,302,148	3,969,722	3,914,410	6,119,980	18,010,519

Net Asset Value and Redemption Price Per Share	$11.52	$9.71	$4.97	$14.49	$4.19

Class X: Net Assets	$34,454,127	$9,803,699	$3,735,752	$27,400,500	$15,345,890

Shares Outstanding	2,988,451	1,010,234	750,427	1,890,524	3,674,726

Net Asset Value, Offering and Redemption Price Per Share	$11.53	$9.70	$4.98	$14.49	$4.18

*	On sales of $50,000 or more, the offering price of Class A shares is reduced for High Yield Bond Fund and Bond Fund. For all other Funds with the exception of Money Market Fund the offering price is reduced for $25,000 or more.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2004

	STRATEGIC PARTNERS RELATIVE VALUE FUND	STRATEGIC PARTNERS TECHNOLOGY FUND	STRATEGIC PARTNERS HEALTH SCIENCES FUND	STRATEGIC PARTNERS MANAGED OTC FUND	STRATEGIC PARTNERS CAPITAL GROWTH FUND
ASSETS:
Investments at Value (A), Including Securities on Loan (D)	$357,349,254	$27,564,899	$21,123,298	$45,940,196	$738,556,074
Cash	—	—	384,639	1,164,011	—
Foreign Currency (B)	—	—	—	—	—
Receivable For:
Securities Sold	—	—	878,782	—	25,362,733
Dividends and Interest	180,562	7,080	16,961	5,193	717,522
Futures Variation Margin	—	—	—	3,880	—
Fund Shares Sold	184,581	4,438	11,189	74,859	305,717
Unrealized Appreciation on Foreign Currency Forward Contracts	—	—	—	—	—
Unrealized Appreciation on Swap Agreements	—	—	—	—	—
Receivable from Investment Manager	—	46,562	26,163	63,470	—
Prepaid Expenses	47,102	16,164	30,990	18,430	155,071

Total Assets	357,761,499	27,639,143	22,472,022	47,270,039	765,097,117

LIABILITIES:
Payable to Custodian	—	—	—	—	—
Written Options Outstanding, at Value (C)	—	—	—	—	—
Swap Contracts, Outstanding	—	—	—	—	—
Unrealized Depreciation on Swap Agreements	—	—	—	—	—
Payable to Investment Manager	179,341	—	—	—	186,945
Unrealized Depreciation on Foreign Currency Forward Contracts	—	—	—	—	—
Payable to Broker for Collateral for Securities on Loan	41,574,923	6,354,556	1,428,840	10,379,194	34,665,951
Payable For:
Securities Purchased	—	—	551,973	—	11,521,740
Fund Shares Redeemed	585,844	18,554	33,942	195,389	1,483,940
Futures Variation Margin	—	—	—	—	—
Distribution Fees	227,968	14,860	14,755	26,636	539,986
Deferred Directors’ Fees	8,671	824	562	889	27,468
Accrued Expenses and Other Liabilities	267,776	125,136	81,091	143,060	756,529
Withholding Tax	—	—	—	—	—
Dividends and Distributions	—	—	—	—	—

Total Liabilities	42,844,523	6,513,930	2,111,163	10,745,168	49,182,559

NET ASSETS	$314,916,976	$21,125,213	$20,360,859	$36,524,871	$715,914,558

COMPONENTS OF NET ASSETS
Common Stock, at $0.001 Par Value	$16,690	$8,109	$1,857	$14,504	$54,740
Paid-In Capital in Excess of Par	238,150,159	60,426,559	20,282,905	72,988,579	800,282,427

	238,166,849	60,434,668	20,284,762	73,003,083	800,337,167
Undistributed Net Investment Income (Loss)	(8,671)	(824)	(562)	(889)	(27,468)
Accumulated Net Realized Gain (Loss) on Investments	28,311,304	(42,658,659)	(964,482)	(43,680,964)	(264,094,736)
Net Unrealized Appreciation (Depreciation) on Investments	48,447,494	3,350,028	1,041,141	7,203,641	179,699,595

NET ASSETS	$314,916,976	$21,125,213	$20,360,859	$36,524,871	$715,914,558

(A) Investments at Cost	$308,901,760	$24,214,871	$20,082,257	$39,461,747	$558,860,264

(B) Foreign Currency at Cost	$—	$—	$—	$—	$—

(C) Premiums Received for Written Options	$—	$—	$—	$—	$—

(D) Securities on Loan at Value	$40,533,529	$6,145,884	$1,389,402	$9,980,856	$33,804,640

See Notes to Financial Statements.

	STRATEGIC PARTNERS RELATIVE VALUE FUND	STRATEGIC PARTNERS TECHNOLOGY FUND	STRATEGIC PARTNERS HEALTH SCIENCES FUND	STRATEGIC PARTNERS MANAGED OTC FUND	STRATEGIC PARTNERS CAPITAL GROWTH FUND
NET ASSET VALUE:
Class A: Net Assets	$13,691,754	$1,452,854	$1,127,362	$1,441,617	$18,159,086

Shares Outstanding	708,410	545,318	101,383	563,621	1,351,170

Net Asset Value and Redemption Price Per Share	$19.33	$2.66	$11.12	$2.56	$13.44

Maximum Sales Charge	5.50%	5.50%	5.50%	5.50%	5.50%

Offering Price Per Share*	$20.46	$2.81	$11.77	$2.71	$14.22

Class B: Net Assets	$1,132,315	$164,670	$267,031	$540,616	$3,034,315

Shares Outstanding	60,411	63,867	24,535	215,826	233,166

Net Asset Value, Offering and Redemption Price Per Share	$18.74	$2.58	$10.88	$2.50	$13.01

Class C: Net Assets	$58,598,058	$5,365,998	$4,316,588	$11,209,052	$167,119,422

Shares Outstanding	3,128,116	2,071,097	395,615	4,475,090	12,873,469

Net Asset Value, Offering and Redemption Price Per Share	$18.73	$2.59	$10.91	$2.50	$12.98

Class D: Net Assets	$—	$—	$—	$—	$—

Shares Outstanding	—	—	—	—	—

Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$—	$—	$—

Class L: Net Assets	$67,968,449	$4,374,423	$4,365,297	$7,283,992	$139,497,820

Shares Outstanding	3,526,150	1,646,954	393,489	2,860,188	10,412,404

Net Asset Value and Redemption Price Per Share	$19.28	$2.66	$11.09	$2.55	$13.40

Class M: Net Assets	$147,143,603	$8,182,368	$8,632,051	$14,461,593	$329,320,303

Shares Outstanding	7,855,242	3,171,572	792,621	5,757,477	25,339,020

Net Asset Value and Redemption Price Per Share	$18.73	$2.58	$10.89	$2.51	$13.00

Class X: Net Assets	$26,382,797	$1,584,900	$1,652,530	$1,588,001	$58,783,612

Shares Outstanding	1,411,478	610,203	151,391	632,238	4,531,371

Net Asset Value, Offering and Redemption Price Per Share	$18.69	$2.60	$10.92	$2.51	$12.97

*	On sales of $50,000 or more, the offering price of Class A shares is reduced for High Yield Bond Fund and Bond Fund. For all other Funds with the exception of Money Market Fund the offering price is reduced for $25,000 or more.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2004

	STRATEGIC PARTNERS CONCENTRATED GROWTH FUND	STRATEGIC PARTNERS CORE VALUE FUND	STRATEGIC PARTNERS MANAGED INDEX 500 FUND	STRATEGIC PARTNERS EQUITY INCOME FUND	STRATEGIC PARTNERS GROWTH WITH INCOME FUND
ASSETS:
Investments at Value (A), Including Securities on Loan (D)	$478,173,447	$56,599,325	$162,606,638	$238,710,419	$41,861,253
Cash	138,411	—	—	116,960	—
Foreign Currency (B)	—	—	—	—	—
Receivable For:
Securities Sold	2,215,842	164,389	1,823,294	4,900,513	71,192
Dividends and Interest	155,557	73,860	163,916	344,218	37,864
Futures Variation Margin	—	—	—	—	—
Fund Shares Sold	75,913	20,479	125,607	68,227	3,923
Unrealized Appreciation on Foreign Currency Forward Contracts	—	—	—	—	—
Unrealized Appreciation on Swap Agreements	—	—	—	—	—
Receivable from Investment Manager	61,071	—	—	31,918	16,351
Prepaid Expenses	25,537	35,567	54,487	21,057	23,214

Total Assets	480,845,778	56,893,620	164,773,942	244,193,312	42,013,797

LIABILITIES:
Payable to Custodian	—	—	177,521	1,000,000	—
Written Options Outstanding, at Value (C)	—	—	—	—	—
Swap Contracts, Outstanding	—	—	—	—	—
Unrealized Depreciation on Swap Agreements	—	—	—	—	—
Payable to Investment Manager	—	5,249	32,323	—	—
Unrealized Depreciation on Foreign Currency Forward Contracts	—	—	—	—	177
Payable to Broker for Collateral for Securities on Loan	78,099,657	9,828,888	14,669,956	8,213,565	5,862,048
Payable For:
Securities Purchased	956,859	—	262,184	1,197,623	74,507
Fund Shares Redeemed	938,745	92,654	404,316	255,251	113,257
Futures Variation Margin	—	—	—	—	—
Distribution Fees	300,904	34,629	112,077	174,210	26,188
Deferred Directors’ Fees	57,971	661	4,264	8,436	1,479
Accrued Expenses and Other Liabilities	609,082	97,501	174,352	323,904	99,685
Withholding Tax	—	—	—	—	—
Dividends and Distributions	—	—	—	—	—

Total Liabilities	80,963,218	10,059,582	15,836,993	11,172,989	6,177,341

NET ASSETS	$399,882,560	$46,834,038	$148,936,949	$233,020,323	$35,836,456

COMPONENTS OF NET ASSETS
Common Stock, at $0.001 Par Value	$40,247	$3,839	$17,110	$18,358	$4,339
Paid-In Capital in Excess of Par	1,376,687,065	39,213,276	165,768,939	249,720,093	46,203,923

	1,376,727,312	39,217,115	165,786,049	249,738,451	46,208,262
Undistributed Net Investment Income (Loss)	(57,971)	71,255	(4,264)	(8,436)	(1,656)
Accumulated Net Realized Gain (Loss) on Investments	(1,014,294,873)	1,124,316	(32,242,256)	(55,752,169)	(14,476,181)
Net Unrealized Appreciation (Depreciation) on Investments	37,508,092	6,421,352	15,397,420	39,042,477	4,106,031

NET ASSETS	$399,882,560	$46,834,038	$148,936,949	$233,020,323	$35,836,456

(A) Investments at Cost	$440,665,355	$50,177,973	$147,209,218	$199,667,942	$37,755,424

(B) Foreign Currency at Cost	$—	$—	$—	$—	$—

(C) Premiums Received for Written Options	$—	$—	$—	$—	$—

(D) Securities on Loan at Value	$75,909,341	$9,501,150	$14,143,360	$7,996,829	$5,690,821

See Notes to Financial Statements.

	STRATEGIC PARTNERS CONCENTRATED GROWTH FUND	STRATEGIC PARTNERS CORE VALUE FUND	STRATEGIC PARTNERS MANAGED INDEX 500 FUND	STRATEGIC PARTNERS EQUITY INCOME FUND	STRATEGIC PARTNERS GROWTH WITH INCOME FUND
NET ASSET VALUE:
Class A: Net Assets	$10,088,901	$1,721,973	$7,558,063	$9,031,508	$1,383,858

Shares Outstanding	901,120	140,108	849,848	695,274	164,238

Net Asset Value and Redemption Price Per Share	$11.20	$12.29	$8.89	$12.99	$8.43

Maximum Sales Charge	5.50%	5.50%	5.50%	5.50%	5.50%

Offering Price Per Share*	$11.85	$13.01	$9.41	$13.75	$8.92

Class B: Net Assets	$1,609,315	$234,877	$1,287,693	$1,060,817	$181,501

Shares Outstanding	166,658	19,252	148,457	83,989	22,113

Net Asset Value, Offering and Redemption Price Per Share	$9.66	$12.20	$8.67	$12.63	$8.21

Class C: Net Assets	$61,541,817	$11,310,506	$29,631,416	$42,450,287	$5,864,944

Shares Outstanding	6,386,072	928,931	3,421,022	3,365,472	714,765

Net Asset Value, Offering and Redemption Price Per Share	$9.64	$12.18	$8.66	$12.61	$8.21

Class D: Net Assets	$—	$—	$—	$—	$—

Shares Outstanding	—	—	—	—	—

Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$—	$—	$—

Class L: Net Assets	$71,663,467	$8,595,346	$24,137,373	$41,796,140	$7,588,527

Shares Outstanding	6,416,547	701,085	2,721,938	3,225,987	902,297

Net Asset Value and Redemption Price Per Share	$11.17	$12.26	$8.87	$12.96	$8.41

Class M: Net Assets	$217,027,718	$20,873,814	$79,069,019	$110,231,061	$18,286,808

Shares Outstanding	22,454,930	1,713,341	9,130,286	8,730,900	2,227,411

Net Asset Value and Redemption Price Per Share	$9.67	$12.18	$8.66	$12.63	$8.21

Class X: Net Assets	$37,951,342	$4,097,522	$7,253,385	$28,450,510	$2,530,818

Shares Outstanding	3,921,762	336,505	838,602	2,256,774	308,575

Net Asset Value, Offering and Redemption Price Per Share	$9.68	$12.18	$8.65	$12.61	$8.20

*	On sales of $50,000 or more, the offering price of Class A shares is reduced for High Yield Bond Fund and Bond Fund. For all other Funds with the exception of Money Market Fund the offering price is reduced for $25,000 or more.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2004

	STRATEGIC PARTNERS CAPITAL INCOME FUND	STRATEGIC PARTNERS BALANCED FUND	STRATEGIC PARTNERS HIGH YIELD BOND FUND	STRATEGIC PARTNERS BOND FUND	STRATEGIC PARTNERS MONEY MARKET FUND
ASSETS:
Investments at Value (A), Including Securities on Loan (D)	$190,641,404	$171,069,984	$177,704,733	$357,560,300	$179,748,478
Cash	—	1,714	133,708	48,400	225,822
Foreign Currency (B)	—	—	37,196	1,623,875	—
Receivable For:
Securities Sold	904,762	3,800,764	—	230,113	—
Dividends and Interest	264,343	557,047	3,792,764	2,174,586	529,817
Futures Variation Margin	—	675	—	238,429	—
Fund Shares Sold	49,093	34,584	345,989	53,318	92,400
Unrealized Appreciation on Foreign Currency Forward Contracts	—	—	—	155,525	—
Unrealized Appreciation on Swap Agreements	—	—	—	2,897,483	—
Receivable from Investment Manager	16,047	—	—	—	—
Prepaid Expenses	8,268	15,952	30,843	7,745	63,414

Total Assets	191,883,917	175,480,720	182,045,233	364,989,774	180,659,931

LIABILITIES:
Payable to Custodian	—	—	—	—	—
Written Options Outstanding, at Value (C)	—	—	—	1,633,395	—
Swap Contracts, Outstanding	—	—	—	1,844,272	—
Unrealized Depreciation on Swap Agreements	—	—	—	856,155	—
Payable to Investment Manager	—	12,075	18,027	134,161	64,071
Unrealized Depreciation on Foreign Currency Forward Contracts	—	—	585,565	23,264	—
Payable to Broker for Collateral for Securities on Loan	40,046,928	27,254,837	—	—	—
Payable For:
Securities Purchased	307,207	16,829,348	2,099,740	25,981,425	—
Fund Shares Redeemed	495,484	445,846	463,257	627,201	750,567
Futures Variation Margin	—	—	—	—	—
Distribution Fees	115,288	98,458	136,682	249,913	128,834
Deferred Directors’ Fees	12,674	5,358	4,577	22,728	28,109
Accrued Expenses and Other Liabilities	261,974	184,601	259,507	225,195	55,281
Withholding Tax	—	—	—	—	—
Dividends and Distributions	—	—	310,807	59,901	1,327

Total Liabilities	41,239,555	44,830,523	3,878,162	31,657,610	1,028,189

NET ASSETS	$150,644,362	$130,650,197	$178,167,071	$333,332,164	$179,631,742

COMPONENTS OF NET ASSETS
Common Stock, at $0.001 Par Value	$12,471	$10,395	$23,740	$30,814	$179,633
Paid-In Capital in Excess of Par	186,031,610	135,210,831	203,716,739	317,767,447	179,452,109

	186,044,081	135,221,226	203,740,479	317,798,261	170,631,742
Undistributed Net Investment Income (Loss)	(12,674)	246,459	270,181	(287,640)	—
Accumulated Net Realized Gain (Loss) on Investments	(40,580,685)	(15,445,460)	(37,084,557)	7,576,149	—
Net Unrealized Appreciation (Depreciation) on Investments	5,193,640	10,627,972	11,240,968	8,245,394	—

NET ASSETS	$150,644,362	$130,650,197	$178,167,071	$333,332,164	$179,631,742

(A) Investments at Cost	$185,447,764	$160,444,700	$165,893,950	$352,768,258	$179,748,478

(B) Foreign Currency at Cost	$—	$—	$36,559	$1,568,160	$—

(C) Premiums Received for Written Options	$—	$—	$—	$1,474,843	$—

(D) Securities on Loan at Value	$38,483,499	$26,422,260	$—	$—	$—

See Notes to Financial Statements.

	STRATEGIC PARTNERS CAPITAL INCOME FUND	STRATEGIC PARTNERS BALANCED FUND	STRATEGIC PARTNERS HIGH YIELD BOND FUND	STRATEGIC PARTNERS BOND FUND	STRATEGIC PARTNERS MONEY MARKET FUND
NET ASSET VALUE:
Class A: Net Assets	$2,911,509	$4,450,965	$7,586,578	$14,745,137	$—

Shares Outstanding	240,542	353,188	1,009,241	1,351,394	—

Net Asset Value and Redemption Price Per Share	$12.10	$12.60	$7.52	$10.91	$—

Maximum Sales Charge	5.50%	5.50%	4.50%	4.50%	—

Offering Price Per Share*	$12.80	$13.33	$7.87	$11.42	$—

Class B: Net Assets	$390,771	$862,319	$501,920	$956,319	$—

Shares Outstanding	32,357	68,628	66,820	88,498	—

Net Asset Value, Offering and Redemption Price Per Share	$12.08	$12.57	$7.51	$10.81	$—

Class C: Net Assets	$26,559,267	$18,375,403	$26,291,928	$52,454,301	$22,084,381

Shares Outstanding	2,199,243	1,463,406	3,500,944	4,861,905	22,084,626

Net Asset Value, Offering and Redemption Price Per Share	$12.08	$12.56	$7.51	$10.79	$1.00

Class D: Net Assets	$—	$—	$—	$—	$15,972,900

Shares Outstanding	—	—	—	—	15,979,268

Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$—	$—	$1.00

Class L: Net Assets	$26,485,975	$22,715,721	$23,262,532	$58,104,226	$44,800,394

Shares Outstanding	2,191,857	1,803,185	3,097,570	5,328,720	44,798,472

Net Asset Value and Redemption Price Per Share	$12.08	$12.60	$7.51	$10.90	$1.00

Class M: Net Assets	$73,296,867	$68,386,963	$105,841,870	$178,505,012	$79,944,191

Shares Outstanding	6,067,605	5,443,743	14,108,660	16,539,864	79,941,320

Net Asset Value and Redemption Price Per Share	$12.08	$12.56	$7.50	$10.79	$1.00

Class X: Net Assets	$20,999,973	$15,858,826	$14,682,243	$28,567,169	$16,829,876

Shares Outstanding	1,740,258	1,263,260	1,957,949	2,643,607	16,829,323

Net Asset Value, Offering and Redemption Price Per Share	$12.07	$12.55	$7.50	$10.81	$1.00

*	On sales of $50,000 or more, the offering price of Class A shares is reduced for High Yield Bond Fund and Bond Fund. For all other Funds with the exception of Money Market Fund the offering price is reduced for $25,000 or more.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2004

	STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND	STRATEGIC PARTNERS SMALL CAP GROWTH OPPORTUNITY FUND	STRATEGIC PARTNERS MANAGED SMALL CAP GROWTH FUND	STRATEGIC PARTNERS SMALL COMPANY FUND	STRATEGIC PARTNERS MID CAP GROWTH FUND
INVESTMENT INCOME:
Interest	$44,004	$19,964	$6,146	$8,533	$4,772
Dividends	4,072,595	309,067	166,091	2,380,257	896,103
Income from Securities Loaned, Net	—	20,999	15,943	50,267	48,948
Foreign Taxes Withheld	(386,698)	(32)	(611)	(1,795)	—

Total Income	3,729,901	349,998	187,569	2,437,262	949,823

EXPENSES:
Advisory Fees	2,604,595	987,219	487,313	2,149,850	1,561,792
Distribution Fees — Class A	8,217	3,368	1,381	5,045	6,672
Distribution Fees — Class B	3,419	1,171	818	2,348	3,079
Distribution Fees — Class C	545,854	201,322	107,764	432,685	277,204
Distribution Fees — Class D	—	—	—	—	—
Distribution Fees — Class L	283,871	124,142	65,951	231,685	199,702
Distribution Fees — Class M	1,118,003	507,430	223,920	947,301	710,202
Distribution Fees — Class X	326,754	125,376	43,051	284,156	141,204
Transfer Agent’s Fees and Expenses	1,557,000	655,000	382,000	902,000	1,075,000
Administration and Accounting Fees	173,000	97,000	58,000	164,000	132,000
Custodian Fees and Expenses	156,000	35,000	25,000	10,000	13,000
Audit and Legal Fees	58,000	42,000	32,000	54,000	33,000
Directors’ Fees	18,000	10,000	9,000	8,000	12,000
Registration Fees	42,000	45,000	38,000	47,000	56,000
Interest Expense	6,076	598	—	2,597	2,253
Reports to Shareholders	202,000	70,000	37,000	98,000	119,000
Miscellaneous	40,524	13,362	16,755	18,119	10,488

Total Expenses	7,143,313	2,917,988	1,527,953	5,356,786	4,352,596
Less: Advisory Fee Waivers and Expense Reimbursements	(700,133)	(528,594)	(366,973)	(441,180)	(831,849)

Net Expenses	6,443,180	2,389,394	1,160,980	4,915,606	3,520,747

Net Investment Income (Loss)	(2,713,279)	(2,039,396)	(973,411)	(2,478,344)	(2,570,924)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on:
Investments	28,102,530	19,673,756	7,889,041	9,793,405	21,152,208
Futures	163,979	—	60,845	—	—
Options Written	—	—	—	—	—
Swap Agreements	—	—	—	—	—
Foreign Currencies	(219,435)	—	—	—	—

	28,047,074	19,673,756	7,949,886	9,793,405	21,152,208

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(482,513)	(33,407,467)	(6,744,174)	21,131,600	(6,027,667)
Futures	—	—	(13,263)	—	—
Options Written	—	—	—	—	—
Swap Agreements	—	—	—	—	—
Foreign Currencies	62,344	—	—	—	—

	(420,169)	(33,407,467)	(6,757,437)	21,131,600	(6,027,667)

Net Gain (Loss) on Investments and Foreign Currencies	27,626,905	(13,733,711)	1,192,449	30,925,005	15,124,541

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,913,626	$(15,773,107)	$219,038	$28,446,661	$12,553,617

See Notes to Financial Statements.

	STRATEGIC PARTNERS RELATIVE VALUE FUND	STRATEGIC PARTNERS TECHNOLOGY FUND	STRATEGIC PARTNERS HEALTH SCIENCES FUND	STRATEGIC PARTNERS MANAGED OTC FUND	STRATEGIC PARTNERS CAPITAL GROWTH FUND
INVESTMENT INCOME:
Interest	$2,614	$252	$3,694	$78	$48,743
Dividends	4,024,609	59,745	187,439	98,165	7,046,052
Income from Securities Loaned, Net	54,668	7,568	4,233	11,409	60,462
Foreign Taxes Withheld	(10,700)	(4,253)	(6,239)	(502)	(11,740)

Total Income	4,071,191	63,312	189,127	109,150	7,143,517

EXPENSES:
Advisory Fees	2,763,015	236,946	216,066	344,820	7,551,719
Distribution Fees — Class A	11,401	1,316	1,000	1,038	14,916
Distribution Fees — Class B	3,653	447	763	1,203	9,684
Distribution Fees — Class C	594,246	60,408	47,662	123,329	1,866,394
Distribution Fees — Class D	—	—	—	—	—
Distribution Fees — Class L	366,046	31,728	26,085	44,794	795,671
Distribution Fees — Class M	1,435,460	91,056	93,153	168,206	3,499,881
Distribution Fees — Class X	259,415	16,397	18,385	19,238	612,100
Transfer Agent’s Fees and Expenses	1,067,000	209,000	156,000	273,000	2,828,000
Administration and Accounting Fees	192,000	54,000	54,000	52,000	181,000
Custodian Fees and Expenses	13,000	24,000	17,000	14,000	15,000
Audit and Legal Fees	40,000	32,000	29,000	37,000	58,000
Directors’ Fees	9,000	11,000	11,000	9,000	8,000
Registration Fees	55,000	48,000	28,000	49,000	44,000
Interest Expense	—	—	—	102	953
Reports to Shareholders	112,000	37,000	17,000	28,000	275,000
Miscellaneous	15,431	11,348	13,062	6,989	26,945

Total Expenses	6,936,667	864,646	728,176	1,171,719	17,787,263
Less: Advisory Fee Waivers and Expense Reimbursements	(121,924)	(331,569)	(238,638)	(306,721)	(1,057,662)

Net Expenses	6,814,743	533,077	489,538	864,998	16,729,601

Net Investment Income (Loss)	(2,743,552)	(469,765)	(300,411)	(755,848)	(9,586,084)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on:
Investments	42,917,689	1,380,042	2,907,976	(2,690,768)	42,000,474
Futures	—	—	—	152,787	—
Options Written	—	124	—	—	—
Swap Agreements	—	—	—	—	—
Foreign Currency	—	(1,140)	(89,563)	—	(358,611)

	42,917,689	1,379,026	2,818,413	(2,537,981)	41,641,863

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	877,486	(2,253,155)	(1,632,881)	3,981,342	(15,310,463)
Futures	—	—	—	89,174	—
Options Written	—	(1,840)	—	—	—
Swap Agreements	—	—	—	—	—
Foreign Currencies	—	—	100	—	190,627

	877,486	(2,254,995)	(1,632,781)	4,070,516	(15,119,836)

Net Gain (Loss) on Investments and Foreign Currencies	43,795,175	(875,969)	1,185,632	1,532,535	26,522,027

Net Increase (Decrease) in Net Assets Resulting from Operations	$41,051,623	$(1,345,734)	$885,221	$776,687	$16,935,943

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2004

	STRATEGIC PARTNERS CONCENTRATED GROWTH FUND	STRATEGIC PARTNERS CORE VALUE FUND	STRATEGIC PARTNERS MANAGED INDEX 500 FUND	STRATEGIC PARTNERS EQUITY INCOME FUND	STRATEGIC PARTNERS GROWTH WITH INCOME FUND
INVESTMENT INCOME:
Interest	$3,335	$—	$3,364	$—	$6,863
Dividends	3,941,887	1,027,410	2,772,061	4,803,960	589,999
Income from Securities Loaned, Net	85,429	8,937	18,841	12,671	5,900
Foreign Taxes Withheld	—	(2,256)	(427)	(15,320)	(5,218)

Total Income	4,030,651	1,034,091	2,793,839	4,801,311	597,544

EXPENSES:
Advisory Fees	4,665,039	375,625	1,309,668	2,565,574	384,443
Distribution Fees — Class A	8,594	1,694	7,190	8,206	1,199
Distribution Fees — Class B	4,868	661	3,713	3,597	664
Distribution Fees — Class C	750,904	118,062	349,859	506,376	69,180
Distribution Fees — Class D	0	—	—	—	—
Distribution Fees — Class L	446,111	45,834	155,327	262,720	44,806
Distribution Fees — Class M	2,547,974	190,149	857,959	1,198,512	192,554
Distribution Fees — Class X	435,046	34,640	85,036	300,642	27,706
Transfer Agent’s Fees and Expenses	2,604,000	189,000	583,000	926,000	227,000
Administration and Accounting Fees	212,000	53,000	55,000	175,000	50,000
Custodian Fees and Expenses	3,000	7,000	4,000	8,000	30,000
Audit and Legal Fees	38,000	34,000	39,000	49,000	29,000
Directors’ Fees	11,000	10,000	14,000	10,000	10,000
Registration Fees	52,000	31,000	52,000	56,000	41,000
Interest Expense	5,496	49	9,656	797	63
Reports to Shareholders	197,000	30,000	56,000	120,000	28,000
Miscellaneous	27,168	14,664	32,679	18,935	13,116

Total Expenses	12,008,200	1,135,378	3,614,087	6,209,359	1,148,731
Less: Advisory Fee Waivers and Expense Reimbursements	(1,977,908)	(213,994)	(509,755)	(976,527)	(312,783)

Net Expenses	10,030,292	921,384	3,104,332	5,232,832	835,948

Net Investment Income (Loss)	(5,999,641)	112,707	(310,493)	(431,521)	(238,404)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on:
Investments	16,028,481	1,777,105	205,398	13,473,630	2,282,655
Futures	—	—	—	21,512	—
Options Written	—	—	—	—	—
Swap Agreements	—	—	—	—	—
Foreign Currency	—	—	—	—	(3,250)

	16,028,481	1,777,105	205,398	13,495,142	2,279,405

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,970,123)	2,788,786	9,710,452	9,259,414	727,303
Futures	—	—	—	—	—
Options Written	—	—	—	—	—
Swap Agreements	—	—	—	—	—
Foreign Currencies	—	—	—	—	(398)

	(2,970,123)	2,788,786	9,710,452	9,259,414	726,905

Net Gain (Loss) on Investments and Foreign Currencies	13,058,358	4,565,891	9,915,850	22,754,556	3,006,310

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,058,717	$4,678,598	$9,605,357	$22,323,035	$2,767,906

See Notes to Financial Statements.

	STRATEGIC PARTNERS CAPITAL INCOME FUND	STRATEGIC PARTNERS BALANCED FUND	STRATEGIC PARTNERS HIGH YIELD BOND FUND	STRATEGIC PARTNERS BOND FUND	STRATEGIC PARTNERS MONEY MARKET FUND
INVESTMENT INCOME:
Interest	$512,203	$2,126,722	$16,113,056	$12,458,330	$2,914,623
Dividends	2,509,042	1,473,976	138,351	30,402	883
Income from Securities Loaned, Net	24,037	32,998	—	—	—
Foreign Taxes Withheld	(3,500)	(42)	—	—	—

Total Income	3,041,782	3,633,654	16,251,407	12,488,732	2,915,506

EXPENSES:
Advisory Fees	1,312,443	1,262,801	1,358,645	2,524,525	1,171,465
Distribution Fees — Class A	2,867	5,100	6,183	13,136	—
Distribution Fees — Class B	1,278	2,410	1,856	3,297	—
Distribution Fees — Class C	328,288	212,570	293,441	648,613	332,442
Distribution Fees — Class D	—	—	—	—	57,778
Distribution Fees — Class L	163,698	144,226	146,748	391,222	377,393
Distribution Fees — Class M	844,100	716,943	1,177,404	2,074,862	944,545
Distribution Fees — Class X	237,571	162,511	150,428	319,608	194,693
Transfer Agent’s Fees and Expenses	655,000	433,000	636,000	865,000	682,000
Administration and Accounting Fees	145,000	122,000	155,000	208,000	55,000
Custodian Fees and Expenses	11,000	54,000	10,000	71,000	17,000
Audit and Legal Fees	42,000	42,000	46,000	51,000	32,000
Directors’ Fees	9,000	9,000	6,000	9,000	11,000
Registration Fees	57,000	51,000	61,000	101,000	47,000
Interest Expense	1,168	156	146	—	—
Reports to Shareholders	90,000	68,000	58,000	106,000	80,000
Miscellaneous	13,050	30,213	11,626	56,441	18,074

Total Expenses	3,913,463	3,315,930	4,118,477	7,442,704	4,020,390
Less: Advisory Fee Waivers and Expense Reimbursements	(287,080)	(458,404)	(401,369)	(503,554)	(1,553,581)

Net Expenses	3,626,383	2,857,526	3,717,108	6,939,150	2,466,809

Net Investment Income (Loss)	(584,601)	776,128	12,534,299	5,549,582	448,697

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain (Loss) on:
Investments	7,747,905	12,043,484	3,203,491	3,657,641	388
Futures	—	(56,737)	—	5,950,628	—
Options Written	—	—	—	1,053,491	—
Swap Agreements	—	—	—	552,922	—
Foreign Currency	—	—	(124,097)	328,727	—

	7,747,905	11,986,747	3,079,394	11,543,409	388

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,869,096)	(3,334,401)	5,170,219	942,559	—
Futures	—	(25,962)	—	(213,204)	—
Options Written	—	—	—	(605,344)	—
Swap Agreements	—	—	—	1,727,822	—
Foreign Currencies	—	—	(569,815)	183,462	—

	(1,869,096)	(3,360,363)	4,600,404	2,035,295	—

Net Gain (Loss) on Investments and Foreign Currencies	5,878,809	8,626,384	7,679,798	13,578,704	388

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,294,208	$9,402,512	$20,214,097	$19,128,286	$449,085

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND		STRATEGIC PARTNERS SMALL CAP GROWTH OPPORTUNITY FUND		STRATEGIC PARTNERS MANAGED SMALL CAP GROWTH FUND
	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003
OPERATIONS:
Net Investment Income (Loss)	$(2,713,279)	$(1,139,397)	$(2,039,396)	$(1,740,796)	$(973,411)	$(582,648)
Net Realized Gain (Loss) on Investments and Foreign Currencies	28,047,074	(15,176,335)	19,673,756	(1,256,514)	7,949,886	4,958,550
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	(420,169)	53,573,703	(33,407,467)	38,523,080	(6,757,437)	11,153,852

Net Increase (Decrease) in Net Assets Resulting from Operations	24,913,626	37,257,971	(15,773,107)	35,525,770	219,038	15,529,754

DIVIDENDS AND DISTRIBUTIONS:
Dividends from Net Investment Income:
Class A	(7,675)	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class L	(91,348)	—	—	—	—	—
Class M	—	—	—	—	—	—
Class X	—	—	—	—	—	—

Total Dividends	(99,023)	—	—	—	—	—

Distributions from Net Realized Gains:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class L	—	—	—	—	—	—
Class M	—	—	—	—	—	—
Class X	—	—	—	—	—	—

Total Distributions	—	—	—	—	—	—

FUND SHARE TRANSACTIONS (NOTE 4)
Net Proceeds from Shares Sold(b)	196,070,018	128,004,807	14,422,373	27,779,875	13,723,679	17,681,707
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	87,863	—	—	—	—	—
Cost of Shares Redeemed	(96,567,861)	(157,729,928)	(41,810,177)	(37,503,241)	(22,325,892)	(18,298,902)

Increase (Decrease) in Net Assets from Fund Share Transactions	99,590,020	(29,725,121)	(27,387,804)	(9,723,366)	(8,602,213)	(617,195)

Net Increase (Decrease) in Net Assets	124,404,623	7,532,850	(43,160,911)	25,802,404	(8,383,175)	14,912,559
NET ASSETS:
Beginning of Year	154,759,289	147,226,439	127,397,663	101,595,259	52,973,996	38,061,437

End of Year(a)	$279,163,912	$154,759,289	$84,236,752	$127,397,663	$44,590,821	$52,973,996

(a) Includes Undistributed Net Investment Income of:	$—	$—	$—	$—	$—	$—

(b) Includes Value of Shares Issued in Merger:	$149,666,303	$—	$—	$—	$—	$—

	STRATEGIC PARTNERS SMALL COMPANY FUND		STRATEGIC PARTNERS MID CAP GROWTH FUND		STRATEGIC PARTNERS RELATIVE VALUE FUND
	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003
OPERATIONS:
Net Investment Income (Loss)	$(2,478,344)	$(2,035,747)	$(2,570,924)	$(353,392)	$(2,743,552)	$(1,986,912)
Net Realized Gain (Loss) on Investments and Foreign Currencies	9,793,405	1,761,162	21,152,208	(1,033,062)	42,917,689	6,144,782
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	21,131,600	53,601,694	(6,027,667)	6,482,513	877,486	43,575,815

Net Increase (Decrease) in Net Assets Resulting from Operations	28,446,661	53,327,109	12,553,617	5,096,059	41,051,623	47,733,685

DIVIDENDS AND DISTRIBUTIONS:
Dividends from Net Investment Income:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class L	—	—	—	—	—	—
Class M	—	—	—	—	—	—
Class X	—	—	—	—	—	—

Total Dividends	—	—	—	—	—	—

Distributions from Net Realized Gains:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	(551,438)	—
Class D	—	—	—	—	—	—
Class L	—	—	—	—	(693,820)	—
Class M	—	—	—	—	(1,287,867)	—
Class X	—	—	—	—	(231,903)	—

Total Distributions	—	—	—	—	(2,765,028)	—

FUND SHARE TRANSACTIONS (NOTE 4)
Net Proceeds from Shares Sold(b)	37,315,206	57,088,493	182,608,812	13,018,079	156,486,555	54,346,402
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	—	—	—	—	2,545,232	—
Cost of Shares Redeemed	(73,845,312)	(73,396,893)	(57,108,333)	(7,922,115)	(99,404,076)	(76,702,631)

Increase (Decrease) in Net Assets from Fund Share Transactions	(36,530,106)	(16,308,400)	125,500,479	5,095,964	59,627,711	(22,356,229)

Net Increase (Decrease) in Net Assets	(8,083,445)	37,018,709	138,054,096	10,192,023	97,914,306	25,377,456
NET ASSETS:
Beginning of Year	208,720,731	171,702,022	27,748,345	17,556,322	217,002,670	191,625,214

End of Year(a)	$200,637,286	$208,720,731	$165,802,441	$27,748,345	$314,916,976	$217,002,670

(a) Includes Undistributed Net Investment Income of:	$—	$21,993	$—	$—	$—	$—

(b) Includes Value of Shares Issued in Merger:	$—	$—	$158,906,224	$—	$87,404,927	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	STRATEGIC PARTNERS TECHNOLOGY FUND		STRATEGIC PARTNERS HEALTH SCIENCES FUND		STRATEGIC PARTNERS MANAGED OTC FUND
	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003
OPERATIONS:
Net Investment Income (Loss)	$(469,765)	$(375,910)	$(300,411)	$(224,550)	$(755,848)	$(589,781)
Net Realized Gain (Loss) on Investments and Foreign Currencies	1,379,026	(5,842,995)	2,818,413	(363,004)	(2,537,981)	(1,293,743)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	(2,254,995)	13,016,541	(1,632,781)	2,304,981	4,070,516	15,169,625

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,345,734)	6,797,636	885,221	1,717,427	776,687	13,286,101

DIVIDENDS AND DISTRIBUTIONS:
Dividends from Net Investment Income:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class L	—	—	—	—	—	—
Class M	—	—	—	—	—	—
Class X	—	—	—	—	—	—

Total Dividends	—	—	—	—	—	—

Distributions from Net Realized Gains:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class L	—	—	—	—	—	—
Class M	—	—	—	—	—	—
Class X	—	—	—	—	—	—

Total Distributions	—	—	—	—	—	—

FUND SHARE TRANSACTIONS (NOTE 4)
Net Proceeds from Shares Sold(b)	8,330,726	10,914,460	7,429,268	6,318,735	15,930,602	26,888,570
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	—	—	—	—	—	—
Cost of Shares Redeemed	(11,281,479)	(8,670,662)	(6,316,689)	(6,965,230)	(21,745,124)	(23,093,087)

Increase (Decrease) in Net Assets from Fund Share Transactions	(2,950,753)	2,243,798	1,112,579	(646,495)	(5,814,522)	3,795,483

Net Increase (Decrease) in Net Assets	(4,296,487)	9,041,434	1,997,800	1,070,932	(5,037,835)	17,081,584
NET ASSETS:
Beginning of Year	25,421,700	16,380,266	18,363,059	17,292,127	41,562,706	24,481,122

End of Year(a)	$21,125,213	$25,421,700	$20,360,859	$18,363,059	$36,524,871	$41,562,706

(a) Includes Undistributed Net Investment Income of:	$—	$—	$—	$—	$—	$—

(b) Includes Value of Shares Issued in Merger:	$—	$—	$—	$—	$—	$—

	STRATEGIC PARTNERS CAPITAL GROWTH FUND		STRATEGIC PARTNERS CONCENTRATED GROWTH FUND		STRATEGIC PARTNERS CORE VALUE FUND
	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003
OPERATIONS:
Net Investment Income (Loss)	$(9,586,084)	$(8,459,997)	$(5,999,641)	$(7,202,090)	$112,707	$166,690
Net Realized Gain (Loss) on Investments and Foreign Currencies	41,641,863	(855,121)	16,028,481	(82,673,295)	1,777,105	(150,643)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	(15,119,836)	130,396,473	(2,970,123)	146,068,121	2,788,786	7,147,798

Net Increase (Decrease) in Net Assets Resulting from Operations	16,935,943	121,081,355	7,058,717	56,192,736	4,678,598	7,163,845

DIVIDENDS AND DISTRIBUTIONS:
Dividends from Net Investment Income:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	(40,685)	(25,649)
Class D	—	—	—	—	—	—
Class L	—	—	—	—	(55,771)	(38,894)
Class M	—	—	—	—	(62,711)	(27,787)
Class X	—	—	—	—	(11,514)	(5,883)

Total Dividends	—	—	—	—	(170,681)	(98,213)

Distributions from Net Realized Gains:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class L	—	—	—	—	—	—
Class M	—	—	—	—	—	—
Class X	—	—	—	—	—	—

Total Distributions	—	—	—	—	—	—

FUND SHARE TRANSACTIONS (NOTE 4)
Net Proceeds from Shares Sold(b)	229,363,952	149,773,673	32,643,631	63,828,761	22,857,818	21,237,371
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	—	—	—	—	161,002	93,486
Cost of Shares Redeemed	(230,466,365)	(166,815,612)	(160,216,520)	(170,194,436)	(21,612,296)	(10,820,674)

Increase (Decrease) in Net Assets from Fund Share Transactions	(1,102,413)	(17,041,939)	(127,572,889)	(106,365,675)	1,406,524	10,510,183

Net Increase (Decrease) in Net Assets	15,833,530	104,039,416	(120,514,172)	(50,172,939)	5,914,441	17,575,815
NET ASSETS:
Beginning of Year	700,081,028	596,041,612	520,396,732	570,569,671	40,919,597	23,343,782

End of Year(a)	$715,914,558	$700,081,028	$399,882,560	$520,396,732	$46,834,038	$40,919,597

(a) Includes Undistributed Net Investment Income of:	$—	$168,147	$—	$—	$71,255	$129,229

(b) Includes Value of Shares Issued in Merger:	$116,120,633	$—	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	STRATEGIC PARTNERS MANAGED INDEX 500 FUND		STRATEGIC PARTNERS EQUITY INCOME FUND		STRATEGIC PARTNERS GROWTH WITH INCOME FUND
	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003
OPERATIONS:
Net Investment Income (Loss)	$(310,493)	$7,320	$(431,521)	$(153,798)	$(238,404)	$(192,169)
Net Realized Gain (Loss) on Investments and Foreign Currencies	205,398	(8,645,854)	13,495,142	(9,538,499)	2,279,405	(489,204)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	9,710,452	32,027,345	9,259,414	57,249,883	726,905	5,073,198

Net Increase (Decrease) in Net Assets Resulting from Operations	9,605,357	23,388,811	22,323,035	47,557,586	2,767,906	4,391,825

DIVIDENDS AND DISTRIBUTIONS:
Dividends from Net Investment Income:
Class A	(833)	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class L	(4,243)	—	—	—	—	—
Class M	—	—	—	—	—	—
Class X	—	—	—	—	—	—

Total Dividends	(5,076)	—	—	—	—	—

Distributions from Net Realized Gains:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class L	—	—	—	—	—	—
Class M	—	—	—	—	—	—
Class X	—	—	—	—	—	—

Total Distributions	—	—	—	—	—	—

FUND SHARE TRANSACTIONS (NOTE 4)
Net Proceeds from Shares Sold(b)	56,405,756	64,347,340	45,603,649	63,723,703	8,106,250	9,323,299
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	5,076	—	—	—	—	—
Cost of Shares Redeemed	(69,681,893)	(63,613,503)	(88,799,884)	(88,151,345)	(14,520,861)	(11,693,548)

Increase (Decrease) in Net Assets from Fund Share Transactions	(13,271,061)	733,837	(43,196,235)	(24,427,642)	(6,414,611)	(2,370,249)

Net Increase (Decrease) in Net Assets	(3,670,780)	24,122,648	(20,873,200)	23,129,944	(3,646,705)	2,021,576
NET ASSETS:
Beginning of Year	152,607,729	128,485,081	253,893,523	230,763,579	39,483,161	37,461,585

End of Year(a)	$148,936,949	$152,607,729	$233,020,323	$253,893,523	$35,836,456	$39,483,161

(a) Includes Undistributed Net Investment Income of:	$—	$2,125	$—	$—	$—	$—

(b) Includes Value of Shares Issued in Merger:	$14,341,252	$—	$1,775,446	$—	$—	$—

	STRATEGIC PARTNERS CAPITAL INCOME FUND		STRATEGIC PARTNERS BALANCED FUND		STRATEGIC PARTNERS HIGH YIELD BOND FUND
	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003
OPERATIONS:
Net Investment Income (Loss)	$(584,601)	$1,001,555	$776,128	$1,172,303	$12,534,299	$13,702,353
Net Realized Gain (Loss) on Investments and Foreign Currencies	7,747,905	(2,669,449)	11,986,747	(2,648,902)	3,079,394	(6,634,850)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	(1,869,096)	25,661,203	(3,360,363)	19,406,458	4,600,404	32,696,629

Net Increase (Decrease) in Net Assets Resulting from Operations	5,294,208	23,993,309	9,402,512	17,929,859	20,214,097	39,764,132

DIVIDENDS AND DISTRIBUTIONS:
Dividends from Net Investment Income:
Class A	—	—	(21,201)	—	(177,921)	—
Class B	—	—	(948)	—	(12,153)	—
Class C	(23,493)	(194,929)	(129,517)	(232,529)	(1,947,832)	(2,317,777)
Class D	—	—	—	—	—	—
Class L	(117,688)	(382,056)	(322,476)	(478,782)	(2,092,523)	(2,545,859)
Class M	(58,196)	(465,670)	(421,170)	(676,400)	(7,812,965)	(8,109,525)
Class X	(16,254)	(133,124)	(95,177)	(163,307)	(997,409)	(1,083,405)

Total Dividends	(215,631)	(1,175,779)	(990,489)	(1,551,018)	(13,040,803)	(14,056,566)

Distributions from Net Realized Gains:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class L	—	—	—	—	—	—
Class M	—	—	—	—	—	—
Class X	—	—	—	—	—	—

Total Distributions	—	—	—	—	—	—

FUND SHARE TRANSACTIONS (NOTE 4)
Net Proceeds from Shares Sold(b)	11,986,181	40,265,418	29,951,874	34,246,729	68,286,315	203,128,794
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	200,911	1,099,643	927,821	1,477,430	8,586,844	9,446,457
Cost of Shares Redeemed	(61,177,446)	(72,502,614)	(49,402,492)	(46,472,236)	(122,627,026)	(164,205,156)

Increase (Decrease) in Net Assets from Fund Share Transactions	(48,990,354)	(31,137,553)	(18,522,797)	(10,748,077)	(45,753,867)	48,370,095

Net Increase (Decrease) in Net Assets	(43,911,777)	(8,320,023)	(10,110,774)	5,630,764	(38,580,573)	74,077,661
NET ASSETS:
Beginning of Year	194,556,139	202,876,162	140,760,971	135,130,207	216,747,644	142,669,983

End of Year(a)	$150,644,362	$194,556,139	$130,650,197	$140,760,971	$178,167,071	$216,747,644

(a) Includes Undistributed Net Investment Income of:	$—	$202,954	$246,459	$426,297	$—	$—

(b) Includes Value of Shares Issued in Merger:	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	STRATEGIC PARTNERS BOND FUND		STRATEGIC PARTNERS MONEY MARKET FUND
	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003	YEAR ENDED OCTOBER 31, 2004	YEAR ENDED OCTOBER 31, 2003
OPERATIONS:
Net Investment Income (Loss)	$5,549,582	$10,590,051	$448,697	$654,949
Net Realized Gain (Loss) on Investments and Foreign Currencies	11,543,409	12,514,972	388	149
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	2,035,295	8,638,706	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	19,128,286	31,743,729	449,085	655,098

DIVIDENDS AND DISTRIBUTIONS:
Dividends from Net Investment Income:
Class A	(125,087)	—	—	—
Class B	(5,325)	—	—	—
Class C	(1,119,189)	(2,364,250)	(680)	(2,220)
Class D	—	—	(65,074)	—
Class L	(1,732,693)	(3,289,216)	(378,932)	(647,377)
Class M	(3,560,607)	(6,497,445)	(3,506)	(4,464)
Class X	(545,367)	(961,488)	(505)	(888)

Total Dividends	(7,088,268)	(13,112,399)	(448,697)	(654,949)

Distributions from Net Realized Gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	(2,172,572)	(3,230,154)	—	(276)
Class D	—	—	—	—
Class L	(2,712,956)	(3,531,436)	—	(558)
Class M	(7,005,565)	(8,660,171)	—	(639)
Class X	(1,044,571)	(1,238,685)	—	(130)

Total Distributions	(12,935,664)	(16,660,446)	—	(1,603)

FUND SHARE TRANSACTIONS (NOTE 4)
Net Proceeds from Shares Sold(b)	64,017,370	565,174,010	239,455,706	820,903,997
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	18,036,864	25,359,046	409,993	680,232
Cost of Shares Redeemed	(216,682,365)	(667,304,075)	(354,289,517)	(926,784,040)

Increase (Decrease) in Net Assets from Fund Share Transactions	(134,628,131)	(76,771,019)	(114,423,818)	(105,199,811)

Net Increase (Decrease) in Net Assets	(135,523,777)	(74,800,135)	(114,423,430)	(105,201,265)
NET ASSETS:
Beginning of Year	468,855,941	543,656,076	294,055,172	399,256,437

End of Year(a)	$333,332,164	$468,855,941	$179,631,742	$294,055,172

(a) Includes Undistributed Net Investment Income of:	$—	$5,729,426	$—	$—

(b) Includes Value of Shares Issued in Merger:	$—	$—	$—	$—

See Notes to Financial Statements.

OCTOBER 31, 2004

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Strategic Partners Mutual Funds, Inc., formerly known as American Skandia Advisor Funds, Inc., (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Company was organized on March 5, 1997, as a Maryland Corporation. The Company operates as a series company and effective April 12, 2004, the name of the Company was changed to Strategic Partners Mutual Funds, Inc. At October 31, 2004, the Company consisted of 18 diversified and 2 non-diversified investment portfolios (Strategic Partners Mid Cap Growth Fund and Strategic Partners Managed OTC Fund) (each a “Fund” and collectively the “Funds”).

The Funds of the Company have the following as investment objectives:

Strategic Partners International Growth Fund (“International Growth”), formerly known as ASAF William Blair International Growth Fund: Capital growth by investing in equity securities of foreign companies.

Strategic Partners Small Cap Growth Opportunity Fund (“Small Cap Growth Opportunity”), formerly known as ASAF PBHG Small-Cap Growth Fund: Capital growth by investing primarily in common stocks of small capitalization U.S. companies.

Strategic Partners Managed Small Cap Growth Fund (“Managed Small Cap Growth”), formerly known as ASAF DeAM Small-Cap Growth Fund: Maximum capital growth by investing in equity securities of small capitalization companies included in the Russell 2000 Growth Index.

Strategic Partners Small Company Fund (“Small Company”), formerly known as ASAF Gabelli Small-Cap Value Fund: Long-term capital growth by investing in stocks and equity-related securities of small capitalization U.S. companies that appear to be undervalued.

Strategic Partners Mid Cap Growth Fund (“Mid Cap Growth”), formerly known as ASAF Goldman Sachs Mid-Cap Growth Fund: Long-term capital growth by investing primarily in equity securities of medium-sized companies.

Strategic Partners Relative Value Fund (“Relative Value”), formerly known as ASAF Neuberger Berman Mid-Cap Value Fund: Capital growth by investing primarily in common stocks of medium capitalization companies.

Strategic Partners Technology Fund (“Technology”), formerly known as ASAF INVESCO Technology Fund: Capital growth by investing primarily in equity securities of companies engaged in technology-related industries.

Strategic Partners Health Sciences Fund (“Health Science”), formerly known as ASAF INVESCO Health Sciences Fund: Growth by investing primarily in the equity securities of companies that develop, produce or distribute products or services related to health care.

Strategic Partners Managed OTC Fund (“Managed OTC”), formerly known as ASAF ProFund Managed OTC Fund: Provide investment results that correlate to a multiple of the daily performance of the NASDAQ 100 Index by investing primarily in securities of companies included in the NASDAQ 100 and leveraged instruments, such as futures contracts and options, relating to the NASDAQ 100.

Strategic Partners Capital Growth Fund (“Capital Growth”), formerly known as ASAF Marsico Capital Growth Fund: Capital growth by investing primarily in common stocks, with the majority of the Fund’s assets in large-cap stocks.

Strategic Partners Concentrated Growth Fund (“Concentrated Growth”), formerly known as ASAF Goldman Sachs Concentrated Growth Fund: Capital growth by investing in equity securities of approximately 30-45 large-cap companies.

Strategic Partners Core Value Fund (“Core Value”), formerly known as ASAF Sanford Bernstein Core Value Fund: Long-term capital growth by investing primarily in common stocks of large capitalization companies that appear to be undervalued.

Strategic Partners Managed Index 500 Fund (“Managed Index 500”), formerly known as ASAF Sanford Bernstein Managed Index 500 Fund: To outperform the S&P 500 Stock Index by investing primarily in common stocks included in the S&P 500.

Strategic Partners Equity Income Fund (“Equity Income”), formerly known as ASAF Alliance Growth and Income Fund: Long term capital growth and income by investing primarily in common stocks that are believed to be selling at reasonable valuation in relation to their fundamental business prospects.

Strategic Partners Growth with Income Fund (“Growth with Income”), formerly known as ASAF MFS Growth with Income Fund: Long-term growth of capital with a secondary objective to seek reasonable current income by investing primarily in common stocks and related securities.

Strategic Partners Capital Income Fund (“Capital Income”), formerly known as ASAF INVESCO Capital Income Fund: Capital growth and current income by investing primarily in dividend-paying common and preferred stocks, and to a lesser extent in fixed income securities.

Strategic Partners Balanced Fund (“Balanced”), formerly known as ASAF American Century Strategic Balanced Fund: Capital growth and current income by investing in approximately 60% of its assets in equity securities and the remainder in bonds and other fixed income securities.

Strategic Partners High Yield Bond Fund (“High Yield Bond”), formerly known as ASAF Federated High Yield Bond Fund: High current income by investing primarily in lower-quality fixed income securities.

Strategic Partners Bond Fund (“Bond”), formerly known as ASAF PIMCO Total Return Bond Fund: Maximize total return, consistent with preservation of capital by investing in higher-quality fixed income securities of varying maturities, so that the Fund’s expected average duration will be from three to six years.

Strategic Partners Money Market Fund (“Money Market”), formerly known as ASAF Money Market Fund: Maximize current income and maintain high levels of liquidity by investing in high-quality, short-term, U.S. dollar-denominated instruments.

2. SIGNIFICANT ACCOUNTING POLICIES

The following accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Company and the Funds in the preparation of their financial statements.

SECURITIES VALUATION

Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value. As of October 31, 2004, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or market value on the 61st day, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotation.

FOREIGN CURRENCY TRANSLATION

Fund securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of Fund securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to long-term foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Fund securities, resulting from changes in exchange rates.

FORWARD CURRENCY CONTRACTS

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Funds, as defined in the prospectus, enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

OPTIONS

The Funds may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid, respectively. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written option transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option.

When a Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay (receive) a fixed interest rate (noted as the strike price) and receive (pay) a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

FINANCIAL FUTURES CONTRACTS

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The use of futures transactions as a hedge involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and underlying hedged assets.

REPURCHASE AGREEMENTS

A repurchase agreement is a commitment to purchase securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Fund may be delayed or prevented from exercising its right to dispose of the securities.

SWAP AGREEMENTS

The Funds may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest.

Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds or costs of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counter party to meet the terms of the agreement.

Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

DELAYED DELIVERY TRANSACTIONS

Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

SECURITIES LOANS

The Funds may lend their portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market. The Funds recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Funds also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These may include the Institutional Money Market Trust, advised by BlackRock Capital Management, Inc., or directly in high-quality, short-term instruments with a maturity date not to exceed 397 days.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

TRADED CUSTODY RECEIPTS

The Trust invests in securities that represent an interest in a diversified portfolio (the “basket”) of debt instruments (the underlying securities). Under the term of the baskets, the Trust has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to the Trust. Traded custody receipts (“TRACERS”) are custody receipts representing direct ownership in a static, unleveraged portfolio of 28 investment-grade corporate bonds with an approximate 10-year final legal maturity. Purchasers of TRACERS will generally have all the rights and privileges of owners of the underlying bonds. Purchasers must withdraw any underlying bond that has defaulted or been downgraded below investment grade by Fitch Ratings Ltd, either in the form of cash proceeds from liquidation or the transfer of their pro rata share of the underlying bond.

As TRACERS approaches its final maturity date, it is expected that its market risk exposures will be reduced. Therefore, the volatility rating assigned to TRACERS is expected to improve (be lowered) over time.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-divided date. Dividends, if any, from net investment income are declared and paid at least annually by the International Growth, Small Cap Growth Opportunity, Managed Small Cap Growth, Small Company, Mid Cap Growth, Relative Value, Technology, Health Sciences, Managed OTC, Capital Growth, Concentrated Growth, Core Value, Managed Index 500, Equity Income, Growth with Income; semiannually by the Capital Income and Balanced, and declared daily and paid monthly by the High Yield Bond, Bond and Money Market.

These dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. Net realized gains from investment transactions, if any are distributed at least annually. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

ESTIMATES

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment management agreements with Prudential Investments LLC (“Investment Manager”) which provide that the Investment Manager will furnish each Fund with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Funds:

Alliance Capital Management, L.P. for Equity Income; American Century Investment Management, Inc. for Balanced; Deutsche Asset Management, Inc. for Managed Small Cap Growth; The Dreyfus Corporation for Technology; GAMCO Investors, Inc. for Small Company; Goldman Sachs Asset Management, L.P. for Mid Cap Growth, Concentrated Growth and High Yield Bond; INVESCO Institutional (N.A.), Inc. for Health Science; Marsico Capital Management, LLC for Capital Growth; Massachusetts Financial Services Company for Growth with Income; Neuberger Berman Management, Inc. for Relative Value; Pacific Investment Management Company LLC for Bond; ProFund Advisors LLC

for Managed OTC; Sanford C. Bernstein & Co., LLC for Core Value and Managed Index 500; State Street Research & Management Co. for Small Cap Growth Opportunity; Wells Capital Management, Inc. for Money Market; T. Rowe Price Associates, Inc. for Capital Income; William Blair & Company, LLC for International Growth.

ADVISORY FEES AND EXPENSE LIMITATIONS

The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of the average net assets. The Investment Manager pays each Sub-advisor a fee as compensation for advisory services provided to the Funds.

The Investment Manager has voluntarily agreed to waive expenses in accordance with limitation expense policies as noted in the table below. The Investment Manager will reimburse each Fund for its respective operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, but inclusive of the advisory fee, which in the aggregate exceed specified percentages of the Funds’ average net assets while retaining their ability to be reimbursed for such fee waivers prior to the end of the fiscal year. The advisory fees and expense limitations are summarized as follows:

	ADVISORY EXPENSE	FEES LIMITATIONS
International Growth	1.00%	1.60%
Small Cap Growth Opportunity	0.90%	1.30%
Managed Small Cap Growth	0.95%	1.40%
Small Company	1.00%	1.40%
Mid Cap Growth	1.00%	1.40%
Relative Value	0.90%	1.35%
Technology	1.00%	1.40%
Health Sciences	1.00%	1.40%
Managed OTC	0.85%	1.25%
Capital Growth	1.00%	1.30%
Concentrated Growth	1.00%	1.25%
Core Value	0.85%	1.20%
Managed Index 500	0.80%	1.00%
Equity Income	1.00%	1.15%
Growth with Income	1.00%	1.30%
Capital Income	0.75%	1.17%
Balanced	0.90%	1.15%
High Yield Bond	0.70%	1.00%
Bond	0.65%	0.80%
Money Market	0.50%	1.00%

The Investment Manager has voluntarily agreed to waive portions of its advisory fees equal to 0.07% of average daily net assets of Concentrated Growth, 0.05% of average daily net assets of International Growth, 0.10% for Managed Small Cap Growth and Mid-Cap Growth; 0.20% of the average daily net assets of Equity Income for the year ended October 31, 2004. The Investment Manager will waive a portion of its advisory fee for the Money Market Fund to the extent necessary to keep net operating expenses from exceeding total investment income. Such voluntary fee waivers or reductions have been calculated prior to any fee reimbursements with respect to the expense limitations, and may be rescinded at any time and without notice to investors. All reimbursements by the Investment Manager are reflected in the Statements of Operations.

MANAGEMENT OF THE COMPANY

Certain officers and directors of the Funds are officers or directors of the Investment Manager. The Funds pay no compensation directly to their officers or interested directors.

DISTRIBUTOR

Effective February 1, 2004, Prudential Investment Management Services LLC (“PIMS”), an affiliate of Prudential Investments LLC and an indirect, wholly-owned subsidiary of Prudential serves as the distributor for the Funds. Prior to February 1, 2004, American Skandia Marketing, Incorporated (“ASMI”) served as the principal underwriter and distributor for each Fund. The Company has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for Class A, B, C, D, L, M and X shares of each Fund in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940.

During the year ended October 31, 2004, ASMI has received front-end sales charges (“FESC”) and contingent deferred sales charges (“CDSC”) during the distribution of fund shares. These amounts were approximately as follows:

	CLASS C FESC	CLASS L FESC	CLASS C CDSC	CLASS L CDSC	CLASS M CDSC	CLASS X CDSC
International Growth	$19,300	$65,100	$1,500	—	$183,400	$50,100
Small Cap Growth Opportunity	5,600	32,600	1,000	—	101,700	30,400
Managed Small Cap Growth	6,400	23,700	1,000	—	35,300	9,700
Small Company	16,500	107,700	3,500	$100	121,700	34,000
Mid Cap Growth	7,400	51,200	1,400	100	120,700	37,700
Relative Value	30,800	105,300	2,500	400	185,400	46,800
Technology	3,900	11,100	500	—	18,700	4,400
Health Sciences	2,300	13,500	800	—	9,500	4,700
Managed OTC	5,200	61,700	1,400	100	62,400	2,600
Capital Growth	97,400	328,600	10,400	1,000	511,900	114,800
Concentrated Growth	12,400	100,900	3,400	—	562,600	119,500
Core Value	6,200	33,500	800	—	18,400	2,200
Managed Index 500	22,200	49,900	4,500	100	139,300	25,400
Equity Income	19,700	92,200	2,200	500	208,000	47,800
Growth with Income	2,400	21,400	200	—	32,200	8,400
Capital Income	4,800	43,500	2,500	—	170,600	51,500
Balanced	9,400	70,400	1,700	—	113,900	36,300
High Yield Bond	10,100	28,500	1,100	—	235,400	21,400
Bond	26,700	75,300	9,200	1,200	631,100	74,100
Money Market	30,500	—	11,500	100	454,600	151,700

During the year ended October 31, 2004, PIMS has advised the Funds of its receipt of front-end sales charges and contingent deferred sales charges. These amounts were approximately as follows:

	CLASS A FESC	CLASS B CDSC	CLASS C CDSC	CLASS M CDSC	CLASS X CDSC
International Growth	$41,900	$1,600	$8,100	$315,500	$82,700
Small Cap Growth Opportunity	15,500	600	700	130,200	25,100
Managed Small Cap Growth	8,600	300	1,600	60,600	11,100
Small Company	39,700	800	4,800	226,500	41,600
Mid Cap Growth	31,700	900	1,400	209,100	35,200
Relative Value	58,500	1,400	8,400	304,300	46,200
Technology	3,600	200	600	20,700	3,500
Health Sciences	9,400	100	400	25,800	2,800
Managed OTC	18,100	2,100	700	62,000	2,800
Capital Growth	131,200	2,700	22,500	869,000	131,900
Concentrated Growth	56,400	2,800	1,500	641,600	91,800
Core Value	18,700	100	3,300	101,800	8,500
Managed Index 500	29,700	800	6,300	300,100	19,900
Equity Income	44,500	1,700	2,900	308,500	57,600
Growth with Income	10,800	200	400	53,600	8,900
Capital Income	16,300	400	2,300	229,700	49,500
Balanced	31,500	700	1,200	172,700	35,000
High Yield Bond	15,700	100	3,200	320,500	28,700
Bond	28,100	1,300	5,300	613,200	57,200
Money Market	—	—	4,600	494,800	85,200

Under the Plans, the Funds compensates PIMS a distribution and service fee at an annual rate of up to 0.30%, 1.00%, 1.00%, 0.50%, 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A, B, C, D, L, M and X shares, respectively. Such expenses under the Plans were 0.25%, 1.00%, 1.00%, 0.50%, 0.50%, 1.00% and 1.00% for Class A, B, C, D, L, M and X shares, respectively. In connection with the Class X plan, prior to April 12, 2004, ASMI used the distribution and services fees as reimbursement for its purchase of Bonus Shares. Bonus Shares were paid to shareholders at the time of initial purchase and each subsequent purchase of Class X shares in an amount equal to 2.50% of the purchase.

During the year ended October 31, 2004, ASMI paid the following approximate amounts in conjunction with the purchase of bonus shares.

International Growth	$16,200
Small Cap Growth Opportunity	7,400
Managed Small Cap Growth	3,700
Small Company	13,500
Mid-Cap Growth	13,500
Relative Value	15,200
Technology	2,200
Health Sciences	1,400
Managed OTC	1,700
Capital Growth	38,000
Concentrated Growth	30,700
Core Value	3,100
Managed Index 500	6,700
Equity Income	16,200
Growth with Income	1,600
Capital Income	7,800
Balanced	8,400
High Yield Bond	4,600
Bond	17,800
Money Market	20,100

On August 2, 1999, the Company adopted a Supplemental Distribution Plan (“Supplemental Plan”) under Rule 12b-1. The Supplemental Plan permitted ASMI to receive brokerage commissions in connection with purchases and sales of securities by the Funds. The Supplemental Plan was terminated on June 27, 2001. Commissions received by ASMI under the Supplemental Plan are reflected in the expense ratios, in the Financial Highlights for the year ended 2000.

TRANSFER AGENT

Effective April 12, 2004, Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of Prudential Investments LLC and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Prior to April 12, 2004, American Skandia Fund Services, Inc. (“ASFSI”) served as transfer agent of the Company. In addition, Boston Financial Data Services, Inc. serves as sub-transfer agent. Transfer agent fees and expenses are shown in the Statements of Operations.

For the year ended October 31, 2004, the following approximate amounts represent the fees incurred for the services of ASFSI and PMFS:

	ASFSI	PMFS
International Growth	$59,200	$524,200
Small Cap Growth Opportunity	29,900	184,100
Managed Small Cap Growth	13,200	92,600
Small Company	52,700	230,500
Mid Cap Growth	38,900	287,900
Relative Value	72,900	313,600
Technology	6,100	49,000
Health Sciences	5,000	33,800
Managed OTC	10,500	56,700
Capital Growth	189,000	783,100
Concentrated Growth	120,900	826,300
Core Value	10,100	47,100
Managed Index 500	40,500	133,700
Equity Income	62,900	253,400
Growth with Income	9,400	49,800
Capital Income	45,000	171,600
Balanced	34,400	113,900
High Yield Bond	50,500	136,100
Bond	102,000	258,300
Money Market	62,100	177,600

BROKER

For the year ended October 31, 2004, Wachovia Securities LLC (“Wachovia”), an affiliate of PI, earned the following amount of brokerage commissions from portfolio transactions executed on behalf of the Funds:

Small Cap Growth Opportunity	$1,535
Relative Value	9,856
Capital Growth	438
Equity Income	3,295
Capital Income	1,810
Balanced	931

4. SHARES OF CAPITAL STOCK

The Funds offered Class A, Class B, Class C, and Class X shares up until April 12, 2004. Effective April 12, 2004, Class A shares were closed to new purchases and re-designated as “Class L” shares. New Class A shares (except for Money Market) commenced offering with effect from April 12, 2004 and are sold with a front-end sales charge of up to 5.50%. Purchases of $1 million or more are subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. Class B shares were closed to new purchases and redesignated as “Class M” shares. New Class B shares (except for Money Market) are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class X share are closed to new purchases. In addition, for Money Market only, Class D shares are offered with no sales charge. The authorized capital stock of the Funds is 5.5 billion shares, with a par value of $.001 per share.

Transactions in shares of capital stock, during the year ended October 31, 2004, were as follows:

	CLASS A		CLASS B		CLASS C
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
INTERNATIONAL GROWTH:
Sold	1,050,355	$11,824,806	188,688	$2,100,234	3,699,119	$41,670,891
Reinvested	694	7,905	—	—	—	—
Redeemed	(149,025)	(1,701,488)	(100,407)	(1,124,237)	(2,166,332)	(23,920,067)

Net Increase/(Decrease)	902,024	$10,131,223	88,281	$975,997	1,532,787	$17,750,824

SMALL CAP GROWTH OPPORTUNITY:
Sold	421,209	$4,543,742	42,433	$432,867	176,059	$1,984,604
Redeemed	(79,859)	(793,610)	(1,855)	(18,275)	(884,400)	(9,597,445)

Net Increase/(Decrease)	341,350	$3,750,132	40,578	$414,592	(708,341)	$(7,612,841)

MANAGED SMALL CAP GROWTH:
Sold	446,197	$2,245,087	58,410	$289,730	423,589	$2,198,938
Redeemed	(43,314)	(220,990)	(1,719)	(8,490)	(1,043,593)	(5,300,660)

Net Increase/(Decrease)	402,883	$2,024,097	56,691	$281,240	(620,004)	$(3,101,722)

SMALL COMPANY:
Sold	517,723	$7,446,173	52,147	$728,736	530,987	$7,342,230
Redeemed	(108,337)	(1,584,563)	(1,877)	(26,258)	(1,489,275)	(20,439,655)

Net Increase/(Decrease)	409,386	$5,861,610	50,270	$702,478	(958,288)	$(13,097,425)

MID CAP GROWTH:
Sold	2,198,686	$8,974,407	240,589	$968,602	7,930,760	$30,584,964
Redeemed	(340,908)	(1,408,824)	(6,440)	(26,016)	(3,132,850)	(12,530,737)

Net Increase/(Decrease)	1,857,778	$7,565,583	234,149	$942,586	4,797,910	$18,054,227

RELATIVE VALUE:
Sold	814,751	$15,004,809	62,842	$1,132,501	1,858,076	$32,663,323
Reinvested	—	—	—	—	29,255	507,275
Redeemed	(106,341)	(2,009,393)	(2,431)	(44,076)	(1,362,157)	(24,233,920)

Net Increase/(Decrease)	708,410	$12,995,416	60,411	$1,088,425	525,174	$8,936,678

TECHNOLOGY:
Sold	831,174	$2,170,892	68,352	$170,815	599,973	$1,629,845
Redeemed	(285,856)	(740,490)	(4,485)	(11,900)	(962,622)	(2,557,152)

Net Increase/(Decrease)	545,318	$1,430,402	63,867	$158,915	(362,649)	$(927,307)

HEALTH SCIENCES:
Sold	123,754	$1,409,259	24,718	$276,983	88,006	$995,705
Redeemed	(22,371)	(249,152)	(183)	(2,000)	(118,004)	(1,326,014)

Net Increase/(Decrease)	101,383	$1,160,107	24,535	$274,983	(29,998)	$(330,309)

MANAGED OTC:
Sold	620,579	$1,505,535	233,749	$549,446	1,558,590	$3,909,246
Redeemed	(56,958)	(139,590)	(17,923)	(41,938)	(2,662,267)	(6,452,018)

Net Increase/(Decrease)	563,621	$1,365,945	215,826	$507,508	(1,103,677)	$(2,542,772)

	CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
INTERNATIONAL GROWTH:
Sold	4,727,029	$39,461,552	6,530,937	$81,545,776	1,817,957	$19,466,759
Reinvested	7,021	79,958	—	—	—	—
Redeemed	(2,723,239)	(30,808,943)	(2,744,440)	(30,321,434)	(786,828)	(8,691,692)

Net Increase/(Decrease)	2,010,811	$8,732,567	3,786,497	$51,224,342	1,031,129	$10,775,067

SMALL CAP GROWTH OPPORTUNITY:
Sold	319,498	$3,735,837	242,556	$2,758,341	85,840	$966,982
Redeemed	(1,095,007)	(12,164,353)	(1,461,343)	(15,591,783)	(338,631)	(3,644,711)

Net Increase/(Decrease)	(775,509)	$(8,428,516)	(1,218,787)	$(12,833,442)	(252,791)	$(2,677,729)

MANAGED SMALL CAP GROWTH:
Sold	561,440	$2,954,835	930,395	$4,776,242	244,525	$1,258,847
Redeemed	(1,515,219)	(7,850,666)	(1,452,458)	(7,341,222)	(316,050)	(1,603,864)

Net Increase/(Decrease)	(953,779)	$(4,895,831)	(522,063)	$(2,564,980)	(71,525)	$(345,017)

SMALL COMPANY:
Sold	613,756	$8,694,444	732,655	$10,131,623	213,925	$2,972,000
Redeemed	(1,549,135)	(22,100,800)	(1,708,889)	(23,738,593)	(429,627)	(5,955,443)

Net Increase/(Decrease)	(935,379)	$(13,406,356)	(976,234)	$(13,606,970)	(215,702)	$(2,983,443)

MID CAP GROWTH:
Sold	11,443,714	$43,552,947	20,422,916	$83,977,889	4,136,736	$14,550,003
Redeemed	(4,709,947)	(19,205,290)	(4,959,720)	(19,953,592)	(997,158)	(3,983,874)

Net Increase/(Decrease)	6,733,767	$24,347,657	15,463,196	$64,024,297	3,139,578	$10,566,129

RELATIVE VALUE:
Sold	2,280,313	$39,633,245	3,311,025	$58,002,928	574,529	$10,049,749
Reinvested	34,773	617,578	68,677	1,190,179	13,306	230,200
Redeemed	(1,873,827)	(34,268,419)	(1,786,953)	(31,970,475)	(385,604)	(6,877,793)

Net Increase/(Decrease)	441,259	$5,982,404	1,592,749	$27,222,632	202,231	$3,402,156

TECHNOLOGY:
Sold	818,815	$2,347,991	539,800	$1,493,256	190,743	$517,927
Redeemed	(1,846,596)	(5,042,630)	(933,246)	(2,472,895)	(173,770)	(456,412)

Net Increase/(Decrease)	(1,027,781)	$(2,694,639)	(393,446)	$(979,639)	16,973	$61,515

HEALTH SCIENCES:
Sold	83,016	$960,476	277,559	$3,082,196	62,537	$704,649
Redeemed	(168,257)	(1,908,272)	(195,606)	(2,177,595)	(57,805)	(653,656)

Net Increase/(Decrease)	(85,241)	$(947,796)	81,953	$904,601	4,732	$50,993

MANAGED OTC:
Sold	979,473	$2,477,134	2,421,007	$6,012,763	597,006	$1,476,478
Redeemed	(1,851,437)	(4,555,263)	(3,701,639)	(8,921,315)	(686,645)	(1,635,000)

Net Increase/(Decrease)	(871,964)	$(2,078,129)	(1,280,632)	$(2,908,552)	(89,639)	$(158,522)

	CLASS A		CLASS B		CLASS C
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
CAPITAL GROWTH:
Sold	1,773,464	$23,367,858	375,113	$4,861,604	4,123,618	$52,261,363
Redeemed	(422,294)	(5,723,929)	(141,947)	(1,875,810)	(5,283,822)	(67,329,854)

Net Increase/(Decrease)	1,351,170	$17,643,929	233,166	$2,985,794	(1,160,204)	$(15,068,491)

CONCENTRATED GROWTH:
Sold	1,000,937	$11,195,953	174,680	$1,677,359	437,077	$4,283,826
Redeemed	(99,817)	(1,096,070)	(8,022)	(76,114)	(3,208,117)	(31,208,619)

Net Increase/(Decrease)	901,120	$10,099,883	166,658	$1,601,245	(2,771,040)	$(26,924,793)

CORE VALUE:
Sold	207,659	$2,463,700	66,078	$796,050	418,035	$4,924,500
Reinvested	—	—	—	—	3,311	38,441
Redeemed	(67,551)	(824,773)	(46,826)	(567,331)	(802,257)	(9,247,274)

Net Increase/(Decrease)	140,108	$1,638,927	19,252	$228,719	(380,911)	$(4,284,333)

MANAGED INDEX 500:
Sold	1,030,207	$9,017,200	218,066	$1,874,286	1,150,668	$10,238,986
Reinvested	71	834	—	—	—	—
Redeemed	(180,430)	(1,590,317)	(69,609)	(612,031)	(2,152,041)	(18,852,465)

Net Increase/(Decrease)	849,848	$7,427,717	148,457	$1,262,255	(1,001,373)	$(8,613,479)

EQUITY INCOME:
Sold	801,495	$10,234,325	87,515	$1,094,404	692,580	$8,577,841
Redeemed	(106,221)	(1,359,208)	(3,526)	(43,930)	(1,975,106)	(24,368,958)

Net Increase/(Decrease)	695,274	$8,875,117	83,989	$1,050,474	(1,282,526)	$(15,791,117)

GROWTH WITH INCOME:
Sold	224,064	$1,838,358	106,134	$856,532	126,283	$1,013,297
Redeemed	(59,826)	(497,584)	(84,021)	(681,643)	(445,675)	(3,557,578)

Net Increase/(Decrease)	164,238	$1,340,774	22,113	$174,889	(319,392)	$(2,544,281)

CAPITAL INCOME:
Sold	281,660	$3,367,704	33,451	$401,348	160,550	$1,943,654
Reinvested	—	—	—	—	1,747	21,378
Redeemed	(41,118)	(495,453)	(1,094)	(13,020)	(1,331,042)	(16,039,362)

Net Increase/(Decrease)	240,542	$2,872,251	32,357	$388,328	(1,168,745)	$(14,074,330)

BALANCED:
Sold	515,537	$6,373,095	89,595	$1,113,492	284,203	$3,501,320
Reinvested	1,720	21,151	72	891	10,116	124,086
Redeemed	(164,069)	(2,047,942)	(21,039)	(266,926)	(805,539)	(9,961,380)

Net Increase/(Decrease)	353,188	$4,346,304	68,628	$847,457	(511,220)	$(6,335,974)

HIGH YIELD BOND:
Sold	1,119,275	$8,176,650	71,606	$522,070	2,258,489	$16,579,094
Reinvested	23,308	172,462	1,219	8,988	212,929	1,565,516
Redeemed	(133,342)	(964,509)	(6,005)	(43,238)	(4,103,255)	(30,076,602)

Net Increase/(Decrease)	1,009,241	$7,384,603	66,820	$487,820	(1,631,837)	$(11,931,992)

BOND:
Sold	1,637,078	$17,345,337	396,675	$4,206,501	1,103,731	$11,789,549
Reinvested	10,929	117,720	409	4,356	296,431	3,124,866
Redeemed	(296,613)	(3,178,973)	(308,586)	(3,279,349)	(4,615,307)	(49,185,160)

Net Increase/(Decrease)	1,351,394	$14,284,084	88,498	$931,508	(3,215,145)	$(34,270,745)

	CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
CAPITAL GROWTH:
Sold	3,782,039	$49,150,192	6,314,729	$82,371,716	1,485,238	$17,351,219
Redeemed	(4,720,356)	(61,975,957)	(6,199,324)	(79,108,282)	(1,132,153)	(14,452,533)

Net Increase/(Decrease)	(938,317)	$(12,825,765)	115,405	$3,263,434	353,085	$2,898,686

CONCENTRATED GROWTH:
Sold	618,792	$6,961,708	688,521	$6,769,965	177,706	$1,754,820
Redeemed	(3,561,377)	(39,960,420)	(7,839,505)	(76,221,543)	(1,193,524)	(11,653,754)

Net Increase/(Decrease)	(2,942,585)	$(32,998,712)	(7,150,984)	$(69,451,578)	(1,015,818)	$(9,898,934)

CORE VALUE:
Sold	297,635	$3,502,915	809,557	$9,557,506	136,242	$1,613,147
Reinvested	4,573	53,232	4,997	58,009	975	11,320
Redeemed	(369,748)	(4,359,597)	(498,660)	(5,912,898)	(59,140)	(700,423)

Net Increase/(Decrease)	(67,540)	$(803,450)	315,894	$3,702,617	78,077	$924,044

MANAGED INDEX 500:
Sold	965,258	$8,799,541	2,518,904	$22,687,406	423,428	$3,788,337
Reinvested	473	4,242	—	—	—	—
Redeemed	(2,041,515)	(18,385,214)	(2,891,704)	(25,802,174)	(500,518)	(4,439,692)

Net Increase/(Decrease)	(1,075,784)	$(9,581,431)	(372,800)	$(3,114,768)	(77,090)	$(651,355)

EQUITY INCOME:
Sold	594,467	$7,560,275	1,142,481	$14,178,033	317,020	$3,958,771
Redeemed	(2,024,920)	(25,781,858)	(2,446,067)	(30,359,317)	(554,396)	(6,886,613)

Net Increase/(Decrease)	(1,430,453)	$(18,221,583)	(1,303,586)	$(16,181,284)	(237,376)	$(2,927,842)

GROWTH WITH INCOME:
Sold	149,121	$1,211,631	351,291	$2,808,400	46,855	$378,032
Redeemed	(498,598)	(4,095,384)	(590,306)	(4,717,844)	(122,188)	(970,828)

Net Increase/(Decrease)	(349,477)	$(2,883,753)	(239,015)	$(1,909,444)	(75,333)	$(592,796)

CAPITAL INCOME:
Sold	225,379	$2,719,993	241,613	$2,914,013	52,908	$639,469
Reinvested	9,075	110,718	4,305	52,741	1,315	16,074
Redeemed	(1,211,417)	(14,572,492)	(1,992,317)	(23,929,518)	(508,600)	(6,127,601)

Net Increase/(Decrease)	(976,963)	$(11,741,781)	(1,746,399)	$(20,962,764)	(454,377)	$(5,472,058)

BALANCED:
Sold	389,816	$4,739,159	943,605	$11,602,493	212,017	$2,622,315
Reinvested	24,907	306,046	31,174	382,433	7,604	93,214
Redeemed	(1,264,768)	(15,618,323)	(1,416,597)	(17,441,505)	(330,708)	(4,066,416)

Net Increase/(Decrease)	(850,045)	$(10,573,118)	(441,818)	$(5,456,579)	(111,087)	$(1,350,887)

HIGH YIELD BOND:
Sold	1,869,507	$13,689,059	3,479,459	$25,485,800	523,331	$3,833,642
Reinvested	213,386	1,568,568	594,289	4,364,359	123,562	906,951
Redeemed	(4,019,383)	(29,475,957)	(7,696,468)	(56,145,099)	(810,322)	(5,921,621)

Net Increase/(Decrease)	(1,936,490)	$(14,218,330)	(3,622,720)	$(26,294,940)	(163,429)	$(1,181,028)

BOND:
Sold	1,255,048	$13,515,319	1,393,844	$14,863,360	215,005	$2,297,305
Reinvested	387,090	4,125,282	858,542	9,051,891	152,672	1,612,749
Redeemed	(5,311,752)	(56,795,806)	(8,684,927)	(92,135,454)	(1,138,565)	(12,107,624)

Net Increase/(Decrease)	(3,669,614)	$(39,155,205)	(6,432,541)	$(68,220,203)	(770,888)	$(8,197,570)

	CLASS L		CLASS C		CLASS D
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
MONEY MARKET:
Sold	83,800,458	$83,800,458	29,661,908	$29,661,723	43,430,435	$43,430,436
Reinvested	357,676	357,676	175	175	50,024	50,024
Redeemed	(142,585,681)	(142,585,681)	(53,299,719)	(53,299,740)	(27,501,191)	(27,501,191)

Net Increase/(Decrease)	(58,427,547)	$(58,427,547)	(23,637,636)	$(23,637,842)	15,979,268	$15,979,269

	CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT
MONEY MARKET:
Sold	63,806,252	$63,806,252	18,756,839	$18,756,837
Reinvested	2,028	2,028	90	90
Redeemed	(104,042,545)	(104,042,548)	(26,860,356)	(26,860,357)

Net Increase/(Decrease)	(40,234,265)	$(40,234,268)	(8,103,427)	$(8,103,430)

Transactions in shares of capital stock, during the year ended October 31, 2003, were as follows:

	CLASS A		CLASS B
	SHARES	AMOUNT	SHARES	AMOUNT
INTERNATIONAL GROWTH:
Sold	13,164,866	$111,027,592	514,290	$4,646,962
Redeemed	(14,047,264)	(119,563,617)	(2,091,593)	(17,519,063)

Net Increase/(Decrease)	(882,398)	$(8,536,025)	(1,577,303)	$(12,872,101)

SMALL CAP GROWTH OPPORTUNITY:
Sold	1,499,450	$13,487,568	775,078	$7,146,991
Redeemed	(1,653,907)	(14,400,695)	(1,526,735)	(13,308,850)

Net Increase/(Decrease)	(154,457)	$(913,127)	(751,657)	$(6,161,859)

MANAGED SMALL CAP GROWTH:
Sold	1,885,452	$7,429,001	1,334,420	$5,644,459
Redeemed	(1,852,418)	(7,165,440)	(1,668,279)	(6,560,309)

Net Increase/(Decrease)	33,034	$263,561	(333,859)	$(915,850)

SMALL COMPANY:
Sold	2,153,707	$23,482,835	1,649,359	$17,840,900
Redeemed	(2,338,950)	(25,339,299)	(2,707,668)	(27,594,428)

Net Increase/(Decrease)	(185,243)	$(1,856,464)	(1,058,309)	$(9,753,528)

MID CAP GROWTH:
Sold	1,223,603	$4,141,276	865,866	$2,901,621
Redeemed	(816,578)	(2,705,349)	(704,136)	(2,252,212)

Net Increase/(Decrease)	407,025	$1,435,927	161,730	$649,409

RELATIVE VALUE:
Sold	1,814,561	$25,475,979	1,104,201	$15,432,096
Redeemed	(2,044,400)	(28,683,953)	(2,224,042)	(30,003,392)

Net Increase/(Decrease)	(229,839)	$(3,207,974)	(1,119,841)	$(14,571,296)

TECHNOLOGY:
Sold	1,334,353	$3,114,558	1,752,977	$3,996,616
Redeemed	(1,083,043)	(2,459,496)	(1,311,056)	(2,912,125)

Net Increase/(Decrease)	251,310	$655,062	441,921	$1,084,491

HEALTH SCIENCES:
Sold	190,682	$1,857,449	239,935	$2,336,047
Redeemed	(160,035)	(1,545,533)	(308,363)	(2,824,822)

Net Increase/(Decrease)	30,647	$311,916	(68,428)	$(488,775)

MANAGED OTC:
Sold	2,979,301	$5,755,781	4,607,183	$9,027,265
Redeemed	(2,398,708)	(4,556,328)	(4,413,768)	(8,623,070)

Net Increase/(Decrease)	580,593	$1,199,453	193,415	$404,195

CAPITAL GROWTH:
Sold	4,502,116	$49,847,615	4,343,401	$47,066,757
Redeemed	(4,766,621)	(51,800,311)	(6,082,488)	(63,422,692)

Net Increase/(Decrease)	(264,505)	$(1,952,696)	(1,739,087)	$(16,355,935)

CONCENTRATED GROWTH:
Sold	3,522,959	$35,250,474	1,576,514	$13,591,674
Redeemed	(5,669,666)	(56,174,264)	(8,270,415)	(70,778,085)

Net Increase/(Decrease)	(2,146,707)	$(20,923,790)	(6,693,901)	$(57,186,411)

CORE VALUE:
Sold	574,999	$5,506,030	661,293	$6,334,412
Reinvested	4,066	36,878	2,899	26,299
Redeemed	(318,975)	(3,100,199)	(322,360)	(3,064,634)

Net Increase/(Decrease)	260,090	$2,442,709	341,832	$3,296,077

MANAGED INDEX 500:
Sold	1,838,674	$13,522,865	4,058,814	$29,231,171
Redeemed	(1,798,582)	(13,103,337)	(3,920,797)	(27,534,438)

Net Increase/(Decrease)	40,092	$419,528	138,017	$1,696,733

EQUITY INCOME:
Sold	2,677,403	$28,382,415	1,766,168	$18,487,535
Redeemed	(3,001,190)	(31,192,439)	(3,041,439)	(30,461,896)

Net Increase/(Decrease)	(323,787)	$(2,810,024)	(1,275,271)	$(11,974,361)

	CLASS C		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT
INTERNATIONAL GROWTH:
Sold	1,108,697	$9,325,425	337,373	$3,004,828
Redeemed	(1,861,993)	(15,479,206)	(609,184)	(5,168,042)

Net Increase/(Decrease)	(753,296)	$(6,153,781)	(271,811)	$(2,163,214)

SMALL CAP GROWTH OPPORTUNITY:
Sold	574,703	$5,243,915	203,585	$1,901,401
Redeemed	(798,863)	(7,001,652)	(322,320)	(2,792,044)

Net Increase/(Decrease)	(224,160)	$(1,757,737)	(118,735)	$(890,643)

MANAGED SMALL CAP GROWTH:
Sold	868,706	$3,511,110	268,825	$1,097,137
Redeemed	(861,114)	(3,407,916)	(310,401)	(1,165,237)

Net Increase/(Decrease)	7,592	$103,194	(41,576)	$(68,100)

SMALL COMPANY:
Sold	1,177,801	$12,656,686	287,875	$3,108,073
Redeemed	(1,400,217)	(14,698,780)	(549,740)	(5,764,387)

Net Increase/(Decrease)	(222,416)	$(2,042,094)	(261,865)	$(2,656,314)

MID CAP GROWTH:
Sold	1,510,072	$4,898,868	306,746	$1,076,314
Redeemed	(827,815)	(2,731,496)	(71,317)	(233,058)

Net Increase/(Decrease)	682,257	$2,167,372	235,429	$843,256

RELATIVE VALUE:
Sold	724,207	$10,049,512	242,158	$3,388,815
Redeemed	(956,291)	(12,965,372)	(371,008)	(5,049,914)

Net Increase/(Decrease)	(232,084)	$(2,915,860)	(128,850)	$(1,661,099)

TECHNOLOGY:
Sold	1,377,000	$3,092,984	316,593	$710,302
Redeemed	(1,290,200)	(2,775,369)	(244,544)	(523,672)

Net Increase/(Decrease)	87,500	$317,615	72,049	$186,630

HEALTH SCIENCES:
Sold	178,805	$1,724,970	41,569	$400,269
Redeemed	(167,645)	(1,610,106)	(104,351)	(984,769)

Net Increase/(Decrease)	11,160	$114,864	(62,782)	$(584,500)

MANAGED OTC:
Sold	5,715,871	$10,882,795	620,121	$1,222,729
Redeemed	(4,941,343)	(9,277,039)	(358,865)	(636,650)

Net Increase/(Decrease)	774,528	$1,605,756	261,256	$586,079

CAPITAL GROWTH:
Sold	4,160,793	$44,592,863	753,452	$8,266,438
Redeemed	(3,945,442)	(41,782,579)	(937,726)	(9,810,030)

Net Increase/(Decrease)	215,351	$2,810,284	(184,274)	$(1,543,592)

CONCENTRATED GROWTH:
Sold	1,301,926	$11,099,175	450,482	$3,887,438
Redeemed	(3,796,081)	(32,476,073)	(1,256,562)	(10,766,014)

Net Increase/(Decrease)	(2,494,155)	$(21,376,898)	(806,080)	$(6,878,576)

CORE VALUE:
Sold	884,739	$8,394,882	103,223	$1,002,047
Reinvested	2,716	24,638	625	5,671
Redeemed	(389,700)	(3,736,679)	(95,092)	(919,162)

Net Increase/(Decrease)	497,755	$4,682,841	8,756	$88,556

MANAGED INDEX 500:
Sold	2,492,562	$17,919,500	496,210	$3,673,804
Redeemed	(2,633,173)	(18,729,993)	(598,754)	(4,245,735)

Net Increase/(Decrease)	(140,611)	$(810,493)	(102,544)	$(571,931)

EQUITY INCOME:
Sold	1,226,799	$12,634,529	405,606	$4,219,224
Redeemed	(1,980,280)	(19,798,145)	(676,765)	(6,698,865)

Net Increase/(Decrease)	(753,481)	$(7,163,616)	(271,159)	$(2,479,641)

	CLASS A		CLASS B
	SHARES	AMOUNT	SHARES	AMOUNT
GROWTH WITH INCOME:
Sold	369,648	$2,637,054	623,237	$4,376,585
Redeemed	(565,096)	(4,041,148)	(669,277)	(4,597,561)

Net Increase/(Decrease)	(195,448)	$(1,404,094)	(46,040)	$(220,976)

CAPITAL INCOME:
Sold	1,990,720	$21,614,741	722,595	$7,882,449
Reinvested	33,419	360,003	39,281	424,052
Redeemed	(2,623,023)	(28,422,892)	(2,327,374)	(24,979,409)

Net Increase/(Decrease)	(598,884)	$(6,448,148)	(1,565,498)	$(16,672,908)

BALANCED:
Sold	975,818	$10,725,672	1,328,830	$14,725,222
Reinvested	42,781	463,160	58,434	628,725
Redeemed	(1,201,226)	(13,286,668)	(1,909,394)	(20,727,871)

Net Increase/(Decrease)	(182,627)	$(2,097,836)	(522,130)	$(5,373,924)

HIGH YIELD BOND:
Sold	12,668,267	$86,702,413	10,322,456	$70,655,474
Reinvested	275,577	1,898,166	673,588	4,626,155
Redeemed	(11,682,327)	(80,501,207)	(6,587,397)	(45,281,247)

Net Increase/(Decrease)	(1,261,517)	$(8,099,372)	(4,408,647)	$(30,000,382)

BOND:
Sold	39,190,641	$427,497,151	7,045,516	$75,777,403
Reinvested	533,853	5,771,225	1,162,467	12,424,977
Redeemed	(40,852,507)	(445,439,363)	(12,009,417)	(129,199,426)

Net Increase/(Decrease)	(1,128,013)	$(12,170,987)	(3,801,434)	$(40,997,046)

MONEY MARKET:
Sold	545,425,935	$545,425,933	125,153,747	$125,153,750
Reinvested	604,416	604,416	43,287	43,287
Redeemed	(577,846,098)	(577,846,101)	(162,891,939)	(162,891,945)

Net Increase/(Decrease)	(31,815,747)	$(31,815,752)	(37,694,905)	$(37,694,908)

	CLASS C		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT
GROWTH WITH INCOME:
Sold	239,743	$1,675,960	88,722	$633,700
Redeemed	(323,197)	(2,225,041)	(119,797)	(829,798)

Net Increase/(Decrease)	(83,454)	$(549,081)	(31,075)	$(196,098)

CAPITAL INCOME:
Sold	801,278	$8,579,697	202,819	$2,188,531
Reinvested	17,075	184,330	12,171	131,258
Redeemed	(1,112,082)	(11,960,307)	(666,379)	(7,140,006)

Net Increase/(Decrease)	(293,729)	$(3,196,280)	(451,389)	$(4,820,217)

BALANCED:
Sold	588,885	$6,357,473	221,945	$2,438,363
Reinvested	20,946	225,578	14,875	159,967
Redeemed	(754,480)	(8,178,615)	(395,713)	(4,279,082)

Net Increase/(Decrease)	(144,649)	$(1,595,564)	(158,893)	$(1,680,752)

HIGH YIELD BOND:
Sold	5,710,619	$39,056,824	980,905	$6,714,083
Reinvested	282,319	1,942,366	142,964	979,770
Redeemed	(4,515,226)	(31,133,806)	(1,063,582)	(7,288,896)

Net Increase/(Decrease)	(1,477,712)	$(9,865,384)	(60,287)	$(404,957)

BOND:
Sold	4,648,430	$50,072,504	1,099,230	$11,826,952
Reinvested	470,821	5,031,304	199,053	2,131,540
Redeemed	(6,825,097)	(73,469,664)	(1,781,400)	(19,195,622)

Net Increase/(Decrease)	(1,705,846)	$(18,365,856)	(483,117)	$(5,237,130)

MONEY MARKET:
Sold	124,103,222	$124,102,512	26,221,801	$26,221,802
Reinvested	24,196	24,196	8,333	(8,333)
Redeemed	(152,190,494)	(152,190,498)	(33,855,495)	(33,855,496)

Net Increase/(Decrease)	(28,063,076)	$(28,063,790)	(7,625,361)	$(7,625,361)

5. TAXATION

Each fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments to shareholders. Accordingly, no provision for federal income or excise tax has been made.

For the year ended October 31, 2004, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets, was:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
International Growth	$99,023	—	$99,023
Relative Value	—	$2,765,028	2,765,028
Core Value	170,681	—	170,681
Managed Index 500	5,076	—	5,076
Capital Income	215,631	—	215,631
Balanced	990,489	—	990,489
High Yield Bond	13,040,803	—	13,040,803
Bond	13,904,063	6,119,869	20,023,932
Money Market	448,697	—	448,697

For the year ended October 31, 2003, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets, was:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
Core Value	$98,213	—	$98,213
Capital Income	1,175,779	—	1,175,779
Balanced	1,551,018	—	1,551,018
High Yield Bond	14,056,566	—	14,056,566
Bond	23,569,222	$6,203,623	29,772,845
Money Market	656,552	—	656,552

For federal income tax purposes, ordinary income dividends and short-term capital gain distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

The tax character of distributable earnings/(accumulated losses) at October 31, 2004 was:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAIN	CAPITAL LOSS CARRYFORWARDS
International Growth	$1,698,141	—	$204,693,888
Small Cap Growth Opportunity	—	—	124,280,393
Managed Small Cap Growth	—	—	34,255,313
Small Company	—	$6,874,274	—
Mid Cap Growth	—	—	184,332,070
Relative Value	9,429,006	27,010,251	6,258,053
Technology	—	—	41,918,718
Health Sciences	—	—	787,661
Managed OTC	—	—	34,991,087
Capital Growth	—	—	261,177,670
Concentrated Growth	—	—	1,011,979,577
Core Value	71,916	1,125,278	—
Managed Index 500	—	—	31,650,780
Equity Income	—	—	53,934,612
Growth with Income	—	—	13,929,335
Capital Income	—	—	40,516,527
Balanced	251,817	—	14,100,192
High Yield Bond	—	—	37,062,131
Bond	3,263,553	5,368,911	—
Money Market	31,029	—	—

For federal income tax purposes, the following portfolios had capital loss carryforward as of October 31, 2004:

	EXPIRING IN
	2007	2008	2009	2010	2011	2012
International Growth(a)	$7,303,768	$20,045,268	$111,385,580	$50,162,120	$15,797,152	—
Small Cap Growth Opportunity	—	12,834,392	85,158,694	24,271,236	2,016,071	—
Managed Small Cap Growth	—	—	23,205,889	11,049,424	—	—
Mid Cap Growth	—	118,798,188	61,020,585	3,486,677	1,026,620	—
Relative Value	—	—	982,865	5,275,188	—	—
Technology(a)	—	195,454	17,178,543	17,782,577	6,709,869	$52,275
Health Sciences	—	—	—	408,622	379,039	—
Managed OTC	—	1,097,897	13,155,667	12,453,037	4,038,335	4,246,151
Capital Growth	—	36,592,792	143,579,895	81,004,983	—	—
Concentrated Growth(a)	40,399,600	304,073,150	384,441,491	201,055,611	82,009,725	—
Managed Index 500	—	73,985	11,218,214	11,058,348	8,971,027	329,206
Equity Income	—	—	—	43,401,632	10,532,980	—
Growth with Income	—	—	5,525,954	7,428,950	974,431	—
Capital Income	—	—	5,995,300	31,692,286	2,828,941	—
Balanced	—	—	—	10,631,535	3,468,657	—
High Yield Bond	—	—	11,897,219	18,610,007	6,554,905	—

(a)	It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The United States federal income tax basis and unrealized appreciation (depreciation) of the Portfolio’s investments as of October 31, 2004 were as follows:

	TAX BASIS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	OTHER TEMPORARY DIFFERENCES	NET UNREALIZED APPRECIATION (DEPRECIATION)
International Growth	$223,670,294	$57,433,821	$(2,240,504)	$(17,637)	$55,175,680
Small Cap Growth Opportunity	90,774,780	6,414,740	(3,752,805)	(6,487)	2,655,448
Managed Small Cap Growth	47,001,937	4,477,214	(2,688,972)	(7,675)	1,780,567
Small Company	157,862,510	69,553,135	(8,200,386)	(5,799)	61,346,950
Mid Cap Growth	182,080,344	35,270,931	(5,246,405)	(7,774)	30,016,752
Relative Value	310,771,659	53,205,880	(6,628,285)	(8,671)	46,568,924
Technology	24,954,812	3,336,936	(726,849)	(824)	2,609,263
Health Sciences	20,258,977	1,228,618	(364,297)	(562)	863,759
Managed OTC	47,426,432	6,683,702	(8,169,938)	(726,081)	(2,212,317)
Capital Growth	561,777,331	179,338,562	(2,559,818)	(27,468)	176,751,276
Concentrated Growth	442,980,653	67,908,706	(32,715,911)	(57,971)	35,134,824
Core Value	50,178,935	7,688,360	(1,267,969)	(661)	6,419,730
Managed Index 500	147,800,694	23,312,994	(8,507,050)	(4,264)	14,801,680
Equity Income	201,485,496	42,036,506	(4,811,584)	(8,436)	37,216,386
Growth with Income	38,302,272	4,220,305	(661,324)	(1,656)	3,557,325
Capital Income	185,511,924	8,690,418	(3,560,938)	(12,674)	5,116,806
Balanced	161,787,280	10,966,622	(1,683,918)	(8,046)	9,274,658
High Yield Bond	165,916,376	14,378,943	(2,590,586)	270,181	12,058,538
Bond	352,770,239	5,385,571	(595,508)	(1,341,973)	3,448,090
Money Market	179,748,478	—	—	(29,437)	(29,437)

The differences between book basis and tax basis are primarily attributable to deferred losses on wash sales and tax adjustments on investments in Passive Foreign Investment Companies and Real Estate Investment Trusts.

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended October 31, 2004 the adjustments were as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID IN CAPITAL
International Growth(a)(b)(d)(e)(f)	$1,502,358	$(44,630,766)	$43,128,408
Small Cap Growth Opportunity(c)(l)	2,039,396	12,762	(2,052,158)
Managed Small Cap Growth(c)(l)	973,263	8,171	(981,434)
Small Company(c)(l)	2,450,552	54,650	(2,505,202)
Mid Cap Growth(a)(b)(c)	2,564,023	(180,725,218)	178,161,195
Relative Value(a)(b)(c)(d)	2,740,979	(14,186,866)	11,445,887
Technology(c)(h)	469,765	1,140	(470,905)
Health Sciences(c)(h)	300,411	89,563	(389,974)
Managed OTC(c)	755,848	—	(755,848)
Capital Growth(a)(b)(c)(d)(h)	9,390,469	(37,452,221)	28,061,752
Concentrated Growth(c)	5,999,641	—	(5,999,641)
Managed Index 500(a)(b)(c)(l)	309,180	(2,295,461)	1,986,281
Equity Income(b)(c)	431,504	(20,240)	(411,264)
Growth with Income(c)(h)	238,227	3,250	(241,477)
Capital Income(c)(i)	584,604	(3,535)	(581,069)
Balanced(i)(l)	34,523	(34,523)	—
High Yield Bond(g)(h)	1,181,349	124,097	(1,305,446)
Bond(h)(i)(j)(k)	(4,478,380)	4,478,380	—

(a)	Reclassification of capital loss carryover from merger.
(b)	Reclassification of deferred compensation from merger.
(c)	Reclassification of tax net operating loss.
(d)	Reclassification of disallowed wash sales from merger.
(e)	Reclassification of Passive Foreign Investment Company mark to market from merger.
(f)	Reclassification of foreign currency contract mark-to-market from merger.
(g)	Reclassification of over distribution of ordinary income.
(h)	Reclassification of foreign currency exchange gain or loss.
(i)	Reclassification of paydown gains.
(j)	Reclassification of swap income.
(k)	Reclassification of short-term capital gain distributions to ordinary income dividends.
(l)	Reclassification of Real Estate Investment Trust tax adjustments.

6. PORTFOLIO SECURITIES

Purchases and sales of securities, other than U.S. government securities and short-term obligations, during the year ended October 31, 2004, were as follows:

	PURCHASES	SALES
International Growth	$218,725,414	$263,151,246
Small Cap Growth Opportunity	244,161,475	268,569,742
Managed Small Cap Growth	121,409,575	130,681,974
Small Company	14,053,000	50,333,938
Mid Cap Growth	149,049,965	183,319,226
Relative Value	239,011,849	260,861,313
Technology	31,307,323	33,823,138
Health Sciences	35,932,951	36,055,715
Managed OTC	6,126,878	8,828,381
Capital Growth	585,716,710	727,194,846
Concentrated Growth	75,879,034	207,485,707
Core Value	17,100,764	15,205,368
Managed Index 500	46,380,245	73,982,437
Equity Income	134,295,083	173,929,000
Growth with Income	33,032,278	38,964,263
Capital Income	191,848,214	229,996,299
Balanced	118,743,631	132,239,293
High Yield Bond	91,113,487	137,489,336
Bond	14,634,204	44,360,777
Money Market	—	—

Purchases and sales of U.S. government securities, during the year ended October 31, 2004, were as follows:

	PURCHASES	SALES
Capital Income	$9,581,041	$17,259,082
Balanced	188,239,504	173,677,008
Bond	331,560,546	368,945,181

7. WRITTEN OPTIONS TRANSACTIONS

Written options transactions, during the year ended October 31, 2004, were as follows:

	BOND		TECHNOLOGY
	NUMBER OF CONTRACTS/ SWAP NOTIONAL AMOUNT $(000)	PREMIUM	NUMBER OF CONTRACTS	PREMIUM
Balance at beginning of year	69,763	$2,223,818	15	$3,115
Written options	1,055	678,988	284	20,491
Expired options	(1,319)	(904,816)	(219)	(13,846)
Expired swap options	(28,400)	(464,385)	—	—
Closed options	(34)	(58,762)	(80)	(9,760)

Balance at end of year	41,065	$1,474,843	—	$—

8. LINE OF CREDIT

The Funds and other affiliated funds participated in a $200 million unsecured, committed line of credit, provided by a syndication of banks, under a line of credit agreement. Borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Fund, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of 0.09% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. The expiration date of the line of credit was April 30, 2004. On May 1, 2004, a new line of credit of $250 million was provided by PNC Bank and the expiration date of the new credit agreement was October 29, 2004.

Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005.

The following table summarizes the borrowing that occurred during the year ended October 31, 2004:

	AVERAGE LOAN OUTSTANDING DURING THE BORROWING PERIOD	AVERAGE INTEREST RATE	NUMBER OF DAYS OUTSTANDING
International Growth	$1,649,254	2.000%	67
Small Cap Growth Opportunity	1,414,286	2.174%	7
Small Company	1,120,000	1.669%	50
Mid Cap Growth	1,036,250	2.002%	40
Managed OTC	1,200,000	1.531%	2
Capital Growth	1,421,429	1.751%	14
Concentrated Growth	1,623,611	1.696%	72
Core Value	1,000,000	1.750%	1
Managed Index 500	1,863,789	1.966%	95
Equity Income	1,218,182	2.142%	11
Growth with Income	1,000,000	2.250%	1
Capital Income	1,180,952	1.697%	21
Balanced	500,000	2.250%	5
High Yield Bond	3,500,000	1.500%	1

9. REORGANIZATIONS

On July 25, 2003, November 19, 2003 and January 23, 2004, the Board of Directors of the Company approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Class A, B, C, and X shares of the following funds for like shares of the acquiring funds and the assumption of the liabilities of the funds.

Shareholders approved the Plan at meetings on December 18, 2003, May 3, 2004 and June 28, 2004 and the reorganization took place on December 19, 2003, May 7, 2004 and October 29, 2004.

The acquisitions were accomplished by a tax-free exchange of the following shares:

MERGED FUND

			SHARES
ASAF ALGER ALL-CAP GROWTH FUND
Class	A		1,276,240
	B		2,379,283
	C		1,494,806
	X		380,063

ASAF ALLIANCE GROWTH FUND
Class	A		2,036,657
	B		3,979,795
	C		1,741,083
	X		1,138,657

ASAF ALLIANCE/BERNSTEIN GROWTH + VALUE FUND
Class	A		377,816
	B		705,364
	C		316,026
	X		109,691

ASAF DEAM LARGE-CAP VALUE FUND
Class	A		43,351
	B		98,988
	C		44,734
	X		16,176

ASAF GABELLI ALL-CAP VALUE FUND
Class	A		2,456,830
	B		3,496,862
	C		1,833,231
	X		512,426

ASAF NEUBERGER BERMAN MID-CAP GROWTH FUND
Class	A		3,136,442
	B		5,937,783
	C		2,191,541
	X		1,152,349

ASAF DEAM INTERNATIONAL EQUITY FUND
Class	A		1,191,664
	B		2,480,570
	C		1,021,955
	X		626,028

ASAF AMERICAN CENTURY INTERNATIONAL GROWTH FUND
Class	A		1,897,719
	B		2,955,106
	C		1,974,778
	X		842,653
ACQUIRING FUND
		SHARES	VALUE($)
STRATEGIC PARTNERS CAPITAL GROWTH FUND
Class	A	597,396	7,760,174
	B	1,126,570	14,262,374
	C	709,584	8,969,137
	X	180,209	2,276,043

STRATEGIC PARTNERS CAPITAL GROWTH FUND
Class	A	1,372,321	17,826,450
	B	2,673,818	33,850,601
	C	1,168,385	14,768,384
	X	765,578	9,669,249

STRATEGIC PARTNERS MANAGED LNDEX 500 FUND
Class	A	422,780	3,631,677
	B	793,057	6,677,536
	C	355,443	2,992,833
	X	123,715	1,039,206

STRATEGIC PARTNERS EQUITY INCOME FUND
Class	A	30,657	380,757
	B	71,016	863,549
	C	32,119	390,243
	X	11,606	140,897

STRATEGIC PARTNERS RELATIVE VALUE FUND
Class	A	1,488,724	26,156,887
	B	2,137,510	36,658,299
	C	1,120,740	19,220,694
	X	313,613	5,369,047

STRATEGIC PARTNERS MID CAP GROWTH FUND
Class	A	10,340,675	40,949,074
	B	19,301,440	75,468,629
	C	7,142,121	27,854,271
	X	3,752,372	14,634,250

STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND
Class	A	1,077,710	11,779,365
	B	2,231,351	23,808,515
	C	914,023	9,770,910
	X	562,686	6,003,857

STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND
Class	A	1,163,269	12,714,526
	B	1,866,176	19,912,096
	C	1,241,875	13,275,643
	X	533,083	5,687,992

The aggregate net assets and unrealized appreciation of the Merged and Acquiring Funds immediately before the acquisitions and the acquired capital loss carryforwards from the merged funds were as follows:

	TOTAL NET ASSETS	UNREALIZED APPRECIATION/ (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS*
Merged Funds
ASAF Alger All-Cap Growth Fund	$33,267,728	$4,845,470	$17,620,586
ASAF Alliance Growth Fund	76,114,684	9,083,543	84,545,010
ASAF Alliance/Bernstein Growth + Value Fund	14,341,252	1,156,519	2,327,442
ASAF DeAM Large-Cap Value Fund	1,775,446	20,235	—
ASAF Gabelli All-Cap Value Fund	87,404,927	11,066,165	9,846,383
ASAF Neuberger Berman Mid-Cap Growth Fund	158,906,224	32,085,991	194,278,597
ASAF DeAM International Equity Fund	51,362,647	7,090,302	92,947,602
ASAF American Century International Growth Fund	51,590,257	10,534,688	39,146,827
Acquiring Funds
Strategic Partners Capital Growth Fund	$695,681,899
Strategic Partners Managed Index 500	156,123,490
Strategic Partners Equity Income Fund	260,093,199
Strategic Partners Relative Value Fund	226,378,019
Strategic Partners Mid Cap Growth Fund	27,213,020
Strategic Partners International Growth Fund	155,301,146

On November 19, 2003, the Board of Directors of the Company approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Class A, B, C, L, M and X shares of the following funds for like shares of the acquiring funds and the assumption of the liabilities of the funds.

Shareholders approved the Plan at a meeting on May 3, 2004 and the reorganization took place on May 7, 2004.

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED FUND

			SHARES
ASAF INTERNATIONAL EQUITY FUND
Class	A		26,618
	B		2,160
	C		1,283,945
	L		2,598,085
	M		2,836,052
	X		697,962

ASAF T. ROWE PRICE TAX MANAGED FUND
Class	A		12,620
	B		757
	C		225,067
	L		155,812
	M		292,032
	X		27,670

ACQUIRING FUND
		SHARES	VALUE($)
STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND
Class	A	15,202	168,739
	B	1,243	13,434
	C	736,649	7,985,275
	L	1,486,134	16,496,087
	M	1,636,915	17,695,052
	X	402,478	4,354,812

STRATEGIC PARTNERS CAPITAL GROWTH FUND
Class	A	9,314	120,526
	B	566	7,117
	C	168,579	2,115,671
	L	115,052	1,486,476
	M	218,331	2,742,239
	X	21,277	266,192

The aggregate net assets and unrealized appreciation of the Merged and Acquiring Funds immediately before the acquisitions and the acquired capital loss carryforwards from the merged funds were as follows:

	TOTAL NET ASSETS	UNREALIZED APPRECIATION/ (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS*
Merged Funds
ASAF International Equity Fund	$46,713,399	$1,794,112	$21,861,993
ASAF T. Rowe Price Tax Managed Fund	6,738,221	1,232,096	887,294
Acquiring Funds
Strategic Partners International Growth Fund	$248,224,357
Strategic Partners Capital Growth Fund	770,285,170

On January 23, 2004, the Board of Directors of the Company approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Class A, B, C, L, M and X shares of the following funds for like shares of the acquiring funds and the assumption of the liabilities of the funds.

Shareholders approved the Plan at a meeting on June 28, 2004 and the reorganization took place on October 29, 2004.

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED FUND

			SHARES
SP MANAGED LARGE CAP GROWTH FUND
Class	A		7,878
	B		1,413
	C		27,712
	L		38,655
	M		79,801
	X		14,618

ACQUIRING FUND
		SHARES	VALUE($)
JENNISON GROWTH FUND
Class	A	31,573	442,212
	B	69,002	857,320
	C	19,988	210,958

The aggregate net assets and unrealized appreciation of the Merged and Acquiring Funds immediately before the acquisitions and the future utilization of the acquired capital loss carryforwards from the merged funds were as follows:

	TOTAL NET ASSETS	UNREALIZED APPRECIATION/ (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS*
Merged Funds
Strategic Partners Managed Large Cap Growth Fund	$1,510,490	$112,267	—
Acquiring Funds
Jennison Growth Fund	$3,115,007,120

*	The future utilization of the acquired capital loss carry forwards may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

10. SUBSEQUENT EVENTS

On May 26, 2004 and September 1, 2004, the Board of Directors of the Company approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Class A, B, C, L, M and X shares of the following funds for like shares of the acquiring funds and the assumption of the liabilities of the funds.

FUND	ACQUIRING FUND
Bond	Strategic Partners Total Return Bond Fund
Growth With Income	Managed Index 500
Small Company	Strategic Partners Small Cap Value Fund

On December 13, 2004 the Board of Directors of the Funds declared the following dividends per share, payable on December 16, 2004 to shareholders of record on December 15, 2004.

	CLASS A	CLASS B, C, M AND X	CLASS L
INTERNATIONAL GROWTH
Ordinary Income	0.15383	0.05383	0.12383
EQUITY INCOME
Ordinary Income	0.1311	0.0111	0.0911
BALANCED
Ordinary Income	0.1030	0.0513	0.0930

FINANCIAL HIGHLIGHTS

Per Share Data

(for a Share Outstanding Throughout Each Period)

	Period Ended		Net Asset Value Beginning of Period	Increase (Decrease) from Investment Operations
				Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations
STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND:
Class A	10/31/04	(10)(12)	$12.13	$(0.03)	$(0.21)	$(0.24)
Class B	10/31/04	(10)(12)	11.82	(0.08)	(0.21)	(0.29)
Class C	10/31/04	(12)	10.50	(0.13)	1.18	1.05
	10/31/03	(12)	8.08	(0.08)	2.50	2.42
	10/31/02	(12)	9.79	(0.05)	(1.66)	(1.71)
	10/31/01	(12)	17.06	(0.18)	(6.62)	(6.80)
	10/31/00	(12)	13.96	(0.17)	3.27	3.10
Class L (11)	10/31/04	(12)	10.72	(0.08)	1.22	1.14
	10/31/03	(12)	8.21	(0.04)	2.55	2.51
	10/31/02	(12)	9.90	— +	(1.69)	(1.69)
	10/31/01	(12)	17.27	(0.13)	(6.67)	(6.80)
	10/31/00	(12)	14.06	(0.08)	3.29	3.21
Class M (11)	10/31/04	(12)	10.48	(0.13)	1.17	1.04
	10/31/03	(12)	8.06	(0.08)	2.50	2.42
	10/31/02	(12)	9.77	(0.05)	(1.66)	(1.71)
	10/31/01	(12)	17.03	(0.17)	(6.62)	(6.79)
	10/31/00	(12)	13.94	(0.17)	3.26	3.09
Class X	10/31/04	(12)	10.48	(0.13)	1.18	1.05
	10/31/03	(12)	8.06	(0.08)	2.50	2.42
	10/31/02	(12)	9.77	(0.05)	(1.66)	(1.71)
	10/31/01	(12)	17.03	(0.15)	(6.64)	(6.79)
	10/31/00	(12)	13.93	(0.18)	3.28	3.10
STRATEGIC PARTNERS SMALL CAP GROWTH OPPORTUNITY FUND:
Class A	10/31/04	(10)	$12.50	$(0.05)	$(2.34)	$(2.39)
Class B	10/31/04	(10)	12.09	(0.06)	(2.31)	(2.37)
Class C	10/31/04		11.33	(0.27)	(1.35)	(1.62)
	10/31/03	(12)	8.14	(0.16)	3.35	3.19
	10/31/02	(12)	10.82	(0.21)	(2.47)	(2.68)
	10/31/01	(12)	17.03	(0.21)	(6.00)	(6.21)
	10/31/00	(12)	16.90	(0.29)	0.53	0.24
Class L (11)	10/31/04		11.67	(0.21)	(1.40)	(1.61)
	10/31/03	(12)	8.34	(0.12)	3.45	3.33
	10/31/02	(12)	11.04	(0.16)	(2.54)	(2.70)
	10/31/01	(12)	17.30	(0.15)	(6.11)	(6.26)
	10/31/00	(12)	17.08	(0.18)	0.51	0.33
Class M (11)	10/31/04		11.32	(0.25)	(1.36)	(1.61)
	10/31/03	(12)	8.13	(0.16)	3.35	3.19
	10/31/02	(12)	10.81	(0.21)	(2.47)	(2.68)
	10/31/01	(12)	17.02	(0.21)	(6.00)	(6.21)
	10/31/00	(12)	16.87	(0.29)	0.55	0.26
Class X	10/31/04		11.32	(0.25)	(1.37)	(1.62)
	10/31/03	(12)	8.13	(0.16)	3.35	3.19
	10/31/02	(12)	10.81	(0.21)	(2.47)	(2.68)
	10/31/01	(12)	17.03	(0.22)	(6.00)	(6.22)
	10/31/00	(12)	16.90	(0.29)	0.53	0.24

	Less Distributions
	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND:
Class A	$(0.02)	$—	$—	$(0.02)	$11.87
Class B	—	—	—	—	11.53
Class C	—	—	—	—	11.55
	—	—	—	—	10.50
	—	—	—	—	8.08
	(0.47)	—	—	(0.47)	9.79
	—	—	—	—	17.06
Class L (11)	(0.02)	—	—	(0.02)	11.84
	—	—	—	—	10.72
	—	—	—	—	8.21
	(0.57)	—	—	(0.57)	9.90
	—	—	—	—	17.27
Class M (11)	—	—	—	—	11.52
	—	—	—	—	10.48
	—	—	—	—	8.06
	(0.47)	—	—	(0.47)	9.77
	—	—	—	—	17.03
Class X	—	—	—	—	11.53
	—	—	—	—	10.48
	—	—	—	—	8.06
	(0.47)	—	—	(0.47)	9.77
	—	—	—	—	17.03
STRATEGIC PARTNERS SMALL CAP GROWTH OPPORTUNITY FUND:
Class A	$—	$—	$—	$—	$10.11
Class B	—	—	—	—	9.72
Class C	—	—	—	—	9.71
	—	—	—	—	11.33
	—	—	—	—	8.14
	—	—	—	—	10.82
	—	—	(0.11)	(0.11)	17.03
Class L (11)	—	—	—	—	10.06
	—	—	—	—	11.67
	—	—	—	—	8.34
	—	—	—	—	11.04
	—	—	(0.11)	(0.11)	17.30
Class M (11)	—	—	—	—	9.71
	—	—	—	—	11.32
	—	—	—	—	8.13
	—	—	—	—	10.81
	—	—	(0.11)	(0.11)	17.02
Class X	—	—	—	—	9.70
	—	—	—	—	11.32
	—	—	—	—	8.13
	—	—	—	—	10.81
	—	—	(0.11)	(0.11)	17.03

	Supplemental Data			Ratios of Expenses to Average Net Assets(2)		Ratio of Net Investment Income (Loss) to Average Net Assets(2)
	Total Return(1)	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)
STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND:
Class A	(2.09)%	$10,704	87%	1.85%	2.12%	(0.55)%
Class B	(2.54)%	1,018	87%	2.60%	2.87%	(1.34)%
Class C	9.91%	55,388	87%	2.60%	2.87%	(1.16)%
	29.95%	34,265	126%	2.60%	2.86%	(0.94)%
	(17.47)%	32,443	56%	2.60%	2.88%	(0.48)%
	(40.76)%	56,063	69%	2.56%	2.66%	(1.13)%
	22.29%	132,594	72%	2.43%	2.53%	(0.86)%
Class L (11)	10.00%	58,880	87%	2.10%	2.37%	(0.66)%
	30.57%	31,759	126%	2.10%	2.36%	(0.41)%
	(17.07)%	31,546	56%	2.10%	2.37%	0.03%
	(40.46)%	57,798	69%	2.06%	2.16%	(0.64)%
	22.92%	146,865	72%	1.93%	2.03%	(0.39)%
Class M (11)	9.92%	118,719	87%	2.60%	2.87%	(1.16)%
	30.02%	68,304	126%	2.60%	2.86%	(0.95)%
	(17.50)%	65,261	56%	2.60%	2.88%	(0.47)%
	(40.78)%	106,979	69%	2.56%	2.66%	(1.13)%
	22.25%	234,154	72%	2.43%	2.53%	(0.87)%
Class X	10.02%	34,454	87%	2.60%	2.87%	(1.16)%
	30.02%	20,520	126%	2.60%	2.86%	(0.95)%
	(17.50)%	17,976	56%	2.60%	2.88%	(0.48)%
	(40.79)%	27,923	69%	2.56%	2.66%	(1.13)%
	22.34%	54,487	72%	2.42%	2.53%	(0.90)%
STRATEGIC PARTNERS SMALL CAP GROWTH OPPORTUNITY FUND:
Class A	(19.12)%	$3,450	230%	1.55%	2.03%	(1.34)%
Class B	(19.60)%	394	230%	2.30%	2.78%	(2.10)%
Class C	(14.30)%	14,426	230%	2.30%	2.78%	(1.98)%
	39.19%	24,850	106%	2.30%	2.77%	(1.78)%
	(24.77)%	19,674	120%	2.30%	2.72%	(1.98)%
	(36.50)%	31,186	103%	2.30%	2.54%	(1.71)%
	1.23%	72,934	90%	2.23%	2.34%	(1.31)%
Class L (11)	(13.80)%	17,632	230%	1.80%	2.28%	(1.48)%
	39.93%	29,516	106%	1.80%	2.27%	(1.28)%
	(24.46)%	22,388	120%	1.80%	2.21%	(1.49)%
	(36.18)%	43,941	103%	1.80%	2.04%	(1.21)%
	1.69%	85,342	90%	1.73%	1.84%	(0.81)%
Class M (11)	(14.22)%	38,531	230%	2.30%	2.78%	(1.98)%
	39.24%	58,731	106%	2.30%	2.77%	(1.78)%
	(24.79)%	48,295	120%	2.30%	2.72%	(1.98)%
	(36.52)%	80,943	103%	2.30%	2.54%	(1.71)%
	1.29%	169,925	90%	2.23%	2.34%	(1.31)%
Class X	(14.31)%	9,804	230%	2.30%	2.78%	(1.98)%
	39.24%	14,301	106%	2.30%	2.77%	(1.78)%
	(24.79)%	11,238	120%	2.30%	2.73%	(1.98)%
	(36.52)%	17,624	103%	2.30%	2.54%	(1.71)%
	1.17%	33,072	90%	2.23%	2.34%	(1.31)%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per Share Data

(for a Share Outstanding Throughout Each Period)

	Period Ended		Net Asset Value Beginning of Period	Increase (Decrease) from Investment Operations
				Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations
STRATEGIC PARTNERS MANAGED SMALL CAP GROWTH FUND:
Class A	10/31/04	(10)	$5.61	$(0.02)	$(0.47)	$(0.49)
Class B	10/31/04	(10)	5.49	(0.03)	(0.53)	(0.56)
Class C	10/31/04		4.97	(0.13)	0.13	—
	10/31/03	(12)	3.46	(0.06)	1.57	1.51
	10/31/02	(12)	4.55	(0.08)	(1.01)	(1.09)
	10/31/01	(12)	8.04	(0.10)	(3.39)	(3.49)
	10/31/00	(5)(12)	10.00	(0.10)	(1.86)	(1.96)
Class L (11)	10/31/04		5.06	(0.10)	0.13	0.03
	10/31/03	(12)	3.51	(0.04)	1.59	1.55
	10/31/02	(12)	4.59	(0.06)	(1.02)	(1.08)
	10/31/01	(12)	8.08	(0.07)	(3.42)	(3.49)
	10/31/00	(5)(12)	10.00	(0.06)	(1.86)	(1.92)
Class M (11)	10/31/04		4.96	(0.12)	0.13	0.01
	10/31/03	(12)	3.46	(0.06)	1.56	1.50
	10/31/02	(12)	4.54	(0.08)	(1.00)	(1.08)
	10/31/01	(12)	8.04	(0.10)	(3.40)	(3.50)
	10/31/00	(5)(12)	10.00	(0.10)	(1.86)	(1.96)
Class X	10/31/04		4.97	(0.12)	0.13	0.01
	10/31/03	(12)	3.47	(0.06)	1.56	1.50
	10/31/02	(12)	4.55	(0.08)	(1.00)	(1.08)
	10/31/01	(12)	8.05	(0.10)	(3.40)	(3.50)
	10/31/00	(5)(12)	10.00	(0.10)	(1.85)	(1.95)
STRATEGIC PARTNERS SMALL COMPANY FUND:
Class A	10/31/04	(10)(12)	$14.82	$(0.05)	$0.24	$0.19
Class B	10/31/04	(10)(12)	14.39	(0.10)	0.21	0.11
Class C	10/31/04	(12)	12.66	(0.18)	1.99	1.81
	10/31/03	(12)	9.43	(0.13)	3.36	3.23
	10/31/02	(12)	10.10	(0.13)	(0.33)	(0.46)
	10/31/01	(12)	10.45	(0.08)	0.11	0.03
	10/31/00	(12)	8.84	(0.02)	1.87	1.85
Class L (11)	10/31/04	(12)	13.02	(0.11)	2.05	1.94
	10/31/03	(12)	9.66	(0.08)	3.44	3.36
	10/31/02	(12)	10.29	(0.08)	(0.34)	(0.42)
	10/31/01	(12)	10.58	(0.03)	0.12	0.09
	10/31/00	(12)	8.90	0.03	1.89	1.92
Class M (11)	10/31/04	(12)	12.67	(0.18)	2.00	1.82
	10/31/03	(12)	9.44	(0.13)	3.36	3.23
	10/31/02	(12)	10.11	(0.13)	(0.33)	(0.46)
	10/31/01	(12)	10.46	(0.08)	0.11	0.03
	10/31/00	(12)	8.84	(0.02)	1.88	1.86
Class X	10/31/04	(12)	12.68	(0.18)	1.99	1.81
	10/31/03	(12)	9.44	(0.13)	3.37	3.24
	10/31/02	(12)	10.11	(0.13)	(0.33)	(0.46)
	10/31/01	(12)	10.47	(0.08)	0.10	0.02
	10/31/00	(12)	8.84	(0.02)	1.89	1.87

	Less Distributions
	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS MANAGED SMALL CAP GROWTH FUND:
Class A	$—	$—	$—	$—	$5.12
Class B	—	—	—	—	4.93
Class C	—	—	—	—	4.97
	—	—	—	—	4.97
	—	—	—	—	3.46
	—	—	—	—	4.55
	—	—	—	—	8.04
Class L (11)	—	—	—	—	5.09
	—	—	—	—	5.06
	—	—	—	—	3.51
	—	—	—	—	4.59
	—	—	—	—	8.08
Class M (11)	—	—	—	—	4.97
	—	—	—	—	4.96
	—	—	—	—	3.46
	—	—	—	—	4.54
	—	—	—	—	8.04
Class X	—	—	—	—	4.98
	—	—	—	—	4.97
	—	—	—	—	3.47
	—	—	—	—	4.55
	—	—	—	—	8.05
STRATEGIC PARTNERS SMALL COMPANY FUND:
Class A	$—	$—	$—	$—	$15.01
Class B	—	—	—	—	14.50
Class C	—	—	—	—	14.47
	—	—	—	—	12.66
	—	—	(0.21)	(0.21)	9.43
	—	—	(0.38)	(0.38)	10.10
	—	—	(0.24)	(0.24)	10.45
Class L (11)	—	—	—	—	14.96
	—	—	—	—	13.02
	—	—	(0.21)	(0.21)	9.66
	—	—	(0.38)	(0.38)	10.29
	—	—	(0.24)	(0.24)	10.58
Class M (11)	—	—	—	—	14.49
	—	—	—	—	12.67
	—	—	(0.21)	(0.21)	9.44
	—	—	(0.38)	(0.38)	10.11
	—	—	(0.24)	(0.24)	10.46
Class X	—	—	—	—	14.49
	—	—	—	—	12.68
	—	—	(0.21)	(0.21)	9.44
	—	—	(0.38)	(0.38)	10.11
	—	—	(0.24)	(0.24)	10.47

	Supplemental Data			Ratios of Expenses to Average Net Assets(2)		Ratio of Net Investment Income (Loss) to Average Net Assets(2)
	Total Return(1)	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)
STRATEGIC PARTNERS MANAGED SMALL CAP GROWTH FUND:
Class A	(8.73)%	$2,063	242%	1.65%	2.36%	(1.23)%
Class B	(10.20)%	280	242%	2.40%	3.11%	(2.01)%
Class C	0.00%	8,516	242%	2.40%	3.11%	(2.04)%
	43.64%	11,580	203%	2.40%	3.11%	(1.55)%
	(23.96)%	8,054	309%	2.36%	3.15%	(1.78)%
	(43.41)%	10,968	110%	2.30%	3.13%	(1.76)%
	(19.60)%	14,676	61%	2.30%	2.94%	(1.24)%
Class L (11)	0.59%	10,549	242%	1.90%	2.61%	(1.53)%
	44.16%	15,297	203%	1.90%	2.60%	(1.05)%
	(23.53)%	10,499	309%	1.86%	2.64%	(1.29)%
	(43.19)%	17,736	110%	1.80%	2.65%	(1.24)%
	(19.20)%	17,172	61%	1.80%	2.43%	(0.72)%
Class M (11)	0.20%	19,448	242%	2.40%	3.11%	(2.03)%
	43.35%	22,010	203%	2.40%	3.11%	(1.56)%
	(23.79)%	16,513	309%	2.36%	3.15%	(1.78)%
	(43.53)%	22,969	110%	2.30%	3.13%	(1.75)%
	(19.60)%	27,872	61%	2.30%	2.94%	(1.25)%
Class X	0.20%	3,736	242%	2.40%	3.11%	(2.03)%
	43.23%	4,087	203%	2.40%	3.11%	(1.55)%
	(23.74)%	2,995	309%	2.36%	3.15%	(1.78)%
	(43.48)%	3,875	110%	2.30%	3.13%	(1.76)%
	(19.50)%	4,499	61%	2.30%	2.93%	(1.23)%
STRATEGIC PARTNERS SMALL COMPANY FUND:
Class A	1.28%	$6,147	7%	1.65%	1.86%	(0.59)%
Class B	0.76%	729	7%	2.40%	2.61%	(1.35)%
Class C	14.30%	38,531	7%	2.40%	2.61%	(1.27)%
	34.25%	45,826	7%	2.40%	2.67%	(1.24)%
	(4.86)%	36,245	24%	2.40%	2.66%	(1.21)%
	0.13%	32,808	72%	2.40%	2.59%	(0.78)%
	21.34%	20,484	71%	2.31%	2.71%	(0.22)%
Class L (11)	14.90%	39,157	7%	1.90%	2.11%	(0.76)%
	34.78%	46,265	7%	1.90%	2.17%	(0.74)%
	(4.37)%	36,088	24%	1.90%	2.15%	(0.72)%
	0.71%	36,357	72%	1.90%	2.09%	(0.28)%
	21.99%	23,156	71%	1.81%	2.21%	0.26%
Class M (11)	14.36%	88,673	7%	2.40%	2.61%	(1.27)%
	34.22%	89,931	7%	2.40%	2.67%	(1.24)%
	(4.86)%	77,004	24%	2.40%	2.66%	(1.21)%
	0.13%	69,831	72%	2.40%	2.59%	(0.78)%
	21.45%	41,477	71%	2.31%	2.71%	(0.22)%
Class X	14.27%	27,401	7%	2.40%	2.61%	(1.27)%
	34.32%	26,699	7%	2.40%	2.67%	(1.24)%
	(4.86)%	22,365	24%	2.40%	2.65%	(1.21)%
	0.03%	22,817	72%	2.40%	2.59%	(0.77)%
	21.57%	18,557	71%	2.31%	2.70%	(0.22)%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per Share Data

(for a Share Outstanding Throughout Each Period)

	Period Ended		Net Asset Value Beginning of Period	Increase (Decrease) from Investment Operations
				Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations
STRATEGIC PARTNERS MID CAP GROWTH FUND:
Class A	10/31/04	(10)(12)	$4.27	$(0.02)	$0.03	$0.01
Class B	10/31/04	(10)(12)	4.21	(0.04)	0.03	(0.01)
Class C	10/31/04	(12)	3.83	(0.07)	0.42	0.35
	10/31/03	(12)	3.06	(0.06)	0.83	0.77
	10/31/02	(12)	4.03	(0.07)	(0.90)	(0.97)
	10/31/01	(12)	10.01	(0.09)	(5.89)	(5.98)
	10/31/00	(6)(12)	10.00	0.01	—	0.01
Class L (11)	10/31/04	(12)	3.89	(0.05)	0.42	0.37
	10/31/03	(12)	3.09	(0.04)	0.84	0.80
	10/31/02	(12)	4.04	(0.05)	(0.90)	(0.95)
	10/31/01	(12)	10.01	(0.06)	(5.90)	(5.96)
	10/31/00	(6)(12)	10.00	0.02	(0.01)	0.01
Class M (11)	10/31/04	(12)	3.84	(0.07)	0.42	0.35
	10/31/03	(12)	3.06	(0.06)	0.84	0.78
	10/31/02	(12)	4.03	(0.07)	(0.90)	(0.97)
	10/31/01	(12)	10.00	(0.09)	(5.88)	(5.97)
	10/31/00	(6)(12)	10.00	0.01	(0.01)	—
Class X	10/31/04	(12)	3.83	(0.07)	0.42	0.35
	10/31/03	(12)	3.06	(0.06)	0.83	0.77
	10/31/02	(12)	4.02	(0.07)	(0.89)	(0.96)
	10/31/01	(12)	10.00	(0.09)	(5.89)	(5.98)
	10/31/00	(6)(12)	10.00	0.01	(0.01)	—
STRATEGIC PARTNERS RELATIVE VALUE FUND:
Class A	10/31/04	(10)(12)	$18.92	$(0.03)	$0.44	$0.41
Class B	10/31/04	(10)(12)	18.43	(0.11)	0.42	0.31
Class C	10/31/04	(12)	16.40	(0.18)	2.66	2.48
	10/31/03	(12)	12.84	(0.16)	3.72	3.56
	10/31/02	(12)	13.17	(0.14)	(0.08)	(0.22)
	10/31/01	(12)	14.53	(0.11)	(1.17)	(1.28)
	10/31/00	(12)	11.38	(0.11)	3.48	3.37
Class L (11)	10/31/04	(12)	16.79	(0.10)	2.74	2.64
	10/31/03	(12)	13.08	(0.09)	3.80	3.71
	10/31/02	(12)	13.35	(0.07)	(0.09)	(0.16)
	10/31/01	(12)	14.65	(0.03)	(1.19)	(1.22)
	10/31/00	(12)	11.42	(0.05)	3.50	3.45
Class M (11)	10/31/04	(12)	16.40	(0.18)	2.66	2.48
	10/31/03	(12)	12.83	(0.16)	3.73	3.57
	10/31/02	(12)	13.17	(0.14)	(0.09)	(0.23)
	10/31/01	(12)	14.53	(0.11)	(1.17)	(1.28)
	10/31/00	(12)	11.38	(0.11)	3.48	3.37
Class X	10/31/04	(12)	16.37	(0.18)	2.65	2.47
	10/31/03	(12)	12.81	(0.16)	3.72	3.56
	10/31/02	(12)	13.14	(0.14)	(0.08)	(0.22)
	10/31/01	(12)	14.50	(0.11)	(1.17)	(1.28)
	10/31/00	(12)	11.36	(0.11)	3.47	3.36

	Less Distributions				Total Distributions	Net Asset Value End of Period
	From Net Investment Income		In Excess of Net Investment Income	From Net Realized Gains
STRATEGIC PARTNERS MID CAP GROWTH FUND:
Class A	$—		$—	$—	$—	$4.28
Class B	—		—	—	—	4.20
Class C	—		—	—	—	4.18
	—		—	—	—	3.83
	—		—	—	—	3.06
	—	+	—	—	—	4.03
	—		—	—	—	10.01
Class L (11)	—		—	—	—	4.26
	—		—	—	—	3.89
	—		—	—	—	3.09
	(0.01)		—	—	(0.01)	4.04
	—		—	—	—	10.01
Class M (11)	—		—	—	—	4.19
	—		—	—	—	3.84
	—		—	—	—	3.06
	—	+	—	—	—	4.03
	—		—	—	—	10.00
Class X	—		—	—	—	4.18
	—		—	—	—	3.83
	—		—	—	—	3.06
	—	+	—	—	—	4.02
	—		—	—	—	10.00
STRATEGIC PARTNERS RELATIVE VALUE FUND:
Class A	$—		$—	$—	$—	$19.33
Class B	—		—	—	—	18.74
Class C	—		—	(0.15)	(0.15)	18.73
	—		—	—	—	16.40
	—		—	(0.11)	(0.11)	12.84
	—		—	(0.08)	(0.08)	13.17
	—		—	(0.22)	(0.22)	14.53
Class L (11)	—		—	(0.15)	(0.15)	19.28
	—		—	—	—	16.79
	—		—	(0.11)	(0.11)	13.08
	—		—	(0.08)	(0.08)	13.35
	—		—	(0.22)	(0.22)	14.65
Class M (11)	—		—	(0.15)	(0.15)	18.73
	—		—	—	—	16.40
	—		—	(0.11)	(0.11)	12.83
	—		—	(0.08)	(0.08)	13.17
	—		—	(0.22)	(0.22)	14.53
Class X	—		—	(0.15)	(0.15)	18.69
	—		—	—	—	16.37
	—		—	(0.11)	(0.11)	12.81
	—		—	(0.08)	(0.08)	13.14
	—		—	(0.22)	(0.22)	14.50

	Supplemental Data			Ratios of Expenses to Average Net Assets(2)		Ratio of Net Investment Income (Loss) to Average Net Assets(2)
	Total Return(1)	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)
STRATEGIC PARTNERS MID CAP GROWTH FUND:
Class A	0.23%	$7,956	98%	1.65%	2.18%	(1.12)%
Class B	(0.24)%	984	98%	2.40%	2.93%	(1.85)%
Class C	9.14%	27,756	98%	2.40%	2.93%	(1.79)%
	25.16%	7,083	132%	2.40%	3.54%	(1.85)%
	(24.07)%	3,566	89%	2.40%	3.65%	(1.88)%
	(59.72)%	4,687	188%	2.40%	3.40%	(1.61)%
	0.10%	4,495	3%	2.40%	3.49%	0.71%
Class L (11)	9.51%	38,359	98%	1.90%	2.43%	(1.29)%
	25.89%	8,839	132%	1.90%	3.05%	(1.34)%
	(23.51)%	5,765	89%	1.90%	3.17%	(1.38)%
	(59.56)%	6,012	188%	1.90%	2.95%	(1.13)%
	0.10%	3,069	3%	1.90%	2.96%	1.19%
Class M (11)	9.12%	75,401	98%	2.40%	2.93%	(1.79)%
	25.49%	9,777	132%	2.40%	3.56%	(1.83)%
	(24.07)%	7,310	89%	2.40%	3.65%	(1.88)%
	(59.68)%	9,098	188%	2.40%	3.37%	(1.60)%
	0.00%	8,853	3%	2.40%	3.32%	0.45%
Class X	9.14%	15,346	98%	2.40%	2.93%	(1.79)%
	25.16%	2,049	132%	2.40%	3.54%	(1.85)%
	(23.88)%	916	89%	2.40%	3.65%	(1.88)%
	(59.78)%	1,174	188%	2.40%	3.47%	(1.65)%
	0.00%	676	3%	2.40%	3.39%	0.72%
STRATEGIC PARTNERS RELATIVE VALUE FUND:
Class A	2.17%	$13,692	80%	1.60%	1.64%	(0.29)%
Class B	1.68%	1,132	80%	2.35%	2.39%	(1.07)%
Class C	15.21%	58,598	80%	2.35%	2.39%	(1.02)%
	27.73%	42,700	61%	2.35%	2.52%	(1.16)%
	(1.78)%	36,403	109%	2.35%	2.49%	(0.99)%
	(8.87)%	34,719	219%	2.35%	2.41%	(0.73)%
	29.86%	22,114	196%	2.36%	2.62%	(0.85)%
Class L (11)	15.81%	67,968	80%	1.85%	1.89%	(0.53)%
	28.37%	51,801	61%	1.85%	2.01%	(0.66)%
	(1.31)%	43,346	109%	1.85%	1.99%	(0.49)%
	(8.39)%	43,595	219%	1.85%	1.91%	(0.24)%
	30.46%	27,571	196%	1.87%	2.11%	(0.37)%
Class M (11)	15.21%	147,143	80%	2.35%	2.39%	(1.02)%
	27.83%	102,711	61%	2.35%	2.52%	(1.16)%
	(1.86)%	94,735	109%	2.35%	2.49%	(0.99)%
	(8.87)%	96,608	219%	2.35%	2.41%	(0.73)%
	29.86%	57,561	196%	2.37%	2.62%	(0.85)%
Class X	15.18%	26,383	80%	2.35%	2.39%	(1.02)%
	27.79%	19,791	61%	2.35%	2.52%	(1.16)%
	(1.79)%	17,141	109%	2.35%	2.49%	(0.99)%
	(8.89)%	15,781	219%	2.35%	2.41%	(0.73)%
	29.83%	10,565	196%	2.36%	2.62%	(0.84)%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per Share Data

(for a Share Outstanding Throughout Each Period)

				Increase (Decrease) from Investment Operations
	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations
STRATEGIC PARTNERS TECHNOLOGY FUND:
Class A	10/31/04	(10)(12)	$2.92	$(0.02)	$(0.24)	$(0.26)
Class B	10/31/04	(10)(12)	2.84	(0.03)	(0.23)	(0.26)
Class C	10/31/04	(12)	2.73	(0.06)	(0.08)	(0.14)
	10/31/03	(12)	1.94	(0.05)	0.84	0.79
	10/31/02	(12)	3.14	(0.06)	(1.14)	(1.20)
	10/31/01	(12)	9.26	(0.08)	(6.04)	(6.12)
	10/31/00	(6)(12)	10.00	—	(0.74)	(0.74)
Class L (11)	10/31/04	(12)	2.79	(0.04)	(0.09)	(0.13)
	10/31/03	(12)	1.97	(0.04)	0.86	0.82
	10/31/02	(12)	3.18	(0.05)	(1.16)	(1.21)
	10/31/01	(12)	9.27	(0.05)	(6.03)	(6.08)
	10/31/00	(6)(12)	10.00	—	(0.73)	(0.73)
Class M (11)	10/31/04	(12)	2.72	(0.06)	(0.08)	(0.14)
	10/31/03	(12)	1.93	(0.05)	0.84	0.79
	10/31/02	(12)	3.13	(0.07)	(1.13)	(1.20)
	10/31/01	(12)	9.25	(0.08)	(6.04)	(6.12)
	10/31/00	(6)(12)	10.00	—	(0.75)	(0.75)
Class X	10/31/04	(12)	2.74	(0.06)	(0.08)	(0.14)
	10/31/03	(12)	1.94	(0.05)	0.85	0.80
	10/31/02	(12)	3.14	(0.07)	(1.13)	(1.20)
	10/31/01	(12)	9.25	(0.08)	(6.03)	(6.11)
	10/31/00	(6)(12)	10.00	—	(0.75)	(0.75)
STRATEGIC PARTNERS HEALTH SCIENCES FUND:
Class A	10/31/04	(10)	$12.06	$(0.03)	$(0.91)	$(0.94)
Class B	10/31/04	(10)	11.87	(0.05)	(0.94)	(0.99)
Class C	10/31/04		10.40	(0.18)	0.69	0.51
	10/31/03	(12)	9.34	(0.14)	1.20	1.06
	10/31/02	(12)	11.33	(0.18)	(1.81)	(1.99)
	10/31/01	(7)(12)	10.00	(0.12)	1.45	1.33
Class L (11)	10/31/04		10.52	(0.14)	0.71	0.57
	10/31/03	(12)	9.40	(0.09)	1.21	1.12
	10/31/02	(12)	11.35	(0.12)	(1.83)	(1.95)
	10/31/01	(7)(12)	10.00	(0.08)	1.43	1.35
Class M (11)	10/31/04		10.38	(0.18)	0.69	0.51
	10/31/03	(12)	9.31	(0.14)	1.21	1.07
	10/31/02	(12)	11.31	(0.18)	(1.82)	(2.00)
	10/31/01	(7)(12)	10.00	(0.11)	1.42	1.31
Class X	10/31/04		10.40	(0.18)	0.70	0.52
	10/31/03	(12)	9.34	(0.14)	1.20	1.06
	10/31/02	(12)	11.33	(0.18)	(1.81)	(1.99)
	10/31/01	(7)(12)	10.00	(0.11)	1.44	1.33

	Less Distributions
	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains		Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS TECHNOLOGY FUND:
Class A	$—	$—	$—		$—	$2.66
Class B	—	—	—		—	2.58
Class C	—	—	—		—	2.59
	—	—	—		—	2.73
	—	—	—		—	1.94
	—	—	—	+	—	3.14
	—	—	—		—	9.26
Class L (11)	—	—	—		—	2.66
	—	—	—		—	2.79
	—	—	—		—	1.97
	(0.01)	—	—	+	(0.01)	3.18
	—	—	—		—	9.27
Class M (11)	—	—	—		—	2.58
	—	—	—		—	2.72
	—	—	—		—	1.93
	—	—	—	+	—	3.13
	—	—	—		—	9.25
Class X	—	—	—		—	2.60
	—	—	—		—	2.74
	—	—	—		—	1.94
	—	—	—	+	—	3.14
	—	—	—		—	9.25
STRATEGIC PARTNERS HEALTH SCIENCES FUND:
Class A	$—	$—	$—		$—	$11.12
Class B	—	—	—		—	10.88
Class C	—	—	—		—	10.91
	—	—	—		—	10.40
	—	—	—		—	9.34
	—	—	—		—	11.33
Class L (11)	—	—	—		—	11.09
	—	—	—		—	10.52
	—	—	—		—	9.40
	—	—	—		—	11.35
Class M (11)	—	—	—		—	10.89
	—	—	—		—	10.38
	—	—	—		—	9.31
	—	—	—		—	11.31
Class X	—	—	—		—	10.92
	—	—	—		—	10.40
	—	—	—		—	9.34
	—	—	—		—	11.33

	Supplemental Data			Ratios of Expenses to Average Net Assets(2)
	Total Return(1)	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(2)
STRATEGIC PARTNERS TECHNOLOGY FUND:
Class A	(8.90)%	$1,453	136%	1.65%	3.05%	(1.31)%
Class B	(9.16)%	165	136%	2.40%	3.80%	(2.05)%
Class C	(5.13)%	5,366	136%	2.40%	3.80%	(2.13)%
	40.72%	6,651	89%	2.40%	3.77%	(2.09)%
	(38.22)%	4,559	91%	2.40%	3.54%	(2.25)%
	(66.09)%	6,939	74%	2.40%	3.31%	(1.68)%
	(7.40)%	7,384	4%	2.40%	3.05%	(0.30)%
Class L (11)	(4.66)%	4,374	136%	1.90%	3.30%	(1.64)%
	41.62%	7,452	89%	1.90%	3.27%	(1.59)%
	(38.05)%	4,773	91%	1.90%	3.03%	(1.74)%
	(65.64)%	7,989	74%	1.90%	2.90%	(1.21)%
	(7.30)%	4,910	4%	1.90%	2.65%	0.19%
Class M (11)	(5.15)%	8,182	136%	2.40%	3.80%	(2.13)%
	40.93%	9,694	89%	2.40%	3.77%	(2.10)%
	(38.34)%	6,036	91%	2.40%	3.52%	(2.25)%
	(66.16)%	10,259	74%	2.40%	3.30%	(1.67)%
	(7.50)%	11,811	4%	2.40%	3.02%	(0.36)%
Class X	(5.11)%	1,585	136%	2.40%	3.80%	(2.13)%
	41.24%	1,624	89%	2.40%	3.78%	(2.10)%
	(38.22)%	1,013	91%	2.40%	3.51%	(2.26)%
	(66.05)%	1,830	74%	2.40%	3.44%	(1.71)%
	(7.50)%	1,003	4%	2.40%	3.16%	(0.33)%
STRATEGIC PARTNERS HEALTH SCIENCES FUND:
Class A	(7.79)%	$1,127	178%	1.65%	2.75%	(0.83)%
Class B	(8.34)%	267	178%	2.40%	3.50%	(1.60)%
Class C	4.90%	4,317	178%	2.40%	3.50%	(1.53)%
	11.35%	4,427	144%	2.40%	3.62%	(1.47)%
	(17.64)%	3,870	122%	2.40%	3.68%	(1.70)%
	13.40%	2,659	35%	2.40%	4.70%	(1.56)%
Class L (11)	5.42%	4,365	178%	1.90%	3.00%	(1.02)%
	11.92%	5,036	144%	1.90%	3.12%	(0.97)%
	(17.25)%	4,210	122%	1.90%	3.18%	(1.19)%
	13.60%	3,971	35%	1.90%	3.96%	(1.10)%
Class M (11)	4.91%	8,632	178%	2.40%	3.50%	(1.52)%
	11.37%	7,375	144%	2.40%	3.62%	(1.48)%
	(17.60)%	7,256	122%	2.40%	3.66%	(1.69)%
	13.10%	6,427	35%	2.40%	4.75%	(1.54)%
Class X	5.00%	1,653	178%	2.40%	3.50%	(1.52)%
	11.35%	1,526	144%	2.40%	3.62%	(1.47)%
	(17.64)%	1,956	122%	2.40%	3.69%	(1.70)%
	13.40%	1,702	35%	2.40%	5.49%	(1.48)%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per Share Data

(for a Share Outstanding Throughout Each Period)

				Increase (Decrease) from Investment Operations
	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations
STRATEGIC PARTNERS MANAGED OTC FUND:
Class A	10/31/04	(10)(12)	$2.60	$(0.02)	$(0.02)	$(0.04)
Class B	10/31/04	(10)(12)	2.57	(0.03)	(0.04)	(0.07)
Class C	10/31/04	(12)	2.42	(0.05)	0.13	0.08
	10/31/03	(12)	1.60	(0.04)	0.86	0.82
	10/31/02	(12)	2.51	(0.05)	(0.86)	(0.91)
	10/31/01	(12)	8.21	(0.07)	(5.63)	(5.70)
	10/31/00	(6)(12)	10.00	(0.02)	(1.77)	(1.79)
Class L (11)	10/31/04	(12)	2.45	(0.04)	0.14	0.10
	10/31/03	(12)	1.61	(0.03)	0.87	0.84
	10/31/02	(12)	2.53	(0.04)	(0.88)	(0.92)
	10/31/01	(12)	8.22	(0.05)	(5.64)	(5.69)
	10/31/00	(6)(12)	10.00	(0.01)	(1.77)	(1.78)
Class M (11)	10/31/04	(12)	2.43	(0.05)	0.13	0.08
	10/31/03	(12)	1.60	(0.04)	0.87	0.83
	10/31/02	(12)	2.52	(0.05)	(0.87)	(0.92)
	10/31/01	(12)	8.22	(0.07)	(5.63)	(5.70)
	10/31/00	(6)(12)	10.00	(0.02)	(1.76)	(1.78)
Class X	10/31/04	(12)	2.43	(0.05)	0.13	0.08
	10/31/03	(12)	1.60	(0.04)	0.87	0.83
	10/31/02	(12)	2.52	(0.05)	(0.87)	(0.92)
	10/31/01	(12)	8.21	(0.07)	(5.62)	(5.69)
	10/31/00	(6)(12)	10.00	(0.02)	(1.77)	(1.79)
STRATEGIC PARTNERS CAPITAL GROWTH FUND:
Class A	10/31/04	(10)	$13.73	$(0.02)	$(0.27)	$(0.29)
Class B	10/31/04	(10)	13.35	(0.05)	(0.29)	(0.34)
Class C	10/31/04		12.70	(0.20)	0.48	0.28
	10/31/03	(12)	10.45	(0.16)	2.41	2.25
	10/31/02	(12)	10.98	(0.17)	(0.36)	(0.53)
	10/31/01	(12)	15.78	(0.17)	(4.63)	(4.80)
	10/31/00	(12)	14.49	(0.18)	1.47	1.29
Class L (11)	10/31/04		13.04	(0.13)	0.49	0.36
	10/31/03	(12)	10.68	(0.11)	2.47	2.36
	10/31/02	(12)	11.16	(0.12)	(0.36)	(0.48)
	10/31/01	(12)	15.96	(0.10)	(4.70)	(4.80)
	10/31/00	(12)	14.58	(0.10)	1.48	1.38
Class M (11)	10/31/04		12.72	(0.19)	0.47	0.28
	10/31/03	(12)	10.46	(0.16)	2.42	2.26
	10/31/02	(12)	10.99	(0.17)	(0.36)	(0.53)
	10/31/01	(12)	15.80	(0.17)	(4.64)	(4.81)
	10/31/00	(12)	14.51	(0.19)	1.48	1.29
Class X	10/31/04		12.69	(0.18)	0.46	0.28
	10/31/03	(12)	10.44	(0.16)	2.41	2.25
	10/31/02	(12)	10.97	(0.17)	(0.36)	(0.53)
	10/31/01	(12)	15.77	(0.17)	(4.63)	(4.80)
	10/31/00	(12)	14.48	(0.19)	1.48	1.29

	Less Distributions
	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS MANAGED OTC FUND:
Class A	$—	$—	$—	$—	$2.56
Class B	—	—	—	—	2.50
Class C	—	—	—	—	2.50
	—	—	—	—	2.42
	—	—	—	—	1.60
	—	—	—	—	2.51
	—	—	—	—	8.21
Class L (11)	—	—	—	—	2.55
	—	—	—	—	2.45
	—	—	—	—	1.61
	—	—	—	—	2.53
	—	—	—	—	8.22
Class M (11)	—	—	—	—	2.51
	—	—	—	—	2.43
	—	—	—	—	1.60
	—	—	—	—	2.52
	—	—	—	—	8.22
Class X	—	—	—	—	2.51
	—	—	—	—	2.43
	—	—	—	—	1.60
	—	—	—	—	2.52
	—	—	—	—	8.21
STRATEGIC PARTNERS CAPITAL GROWTH FUND:
Class A	$—	$—	$—	$—	$13.44
Class B	—	—	—	—	13.01
Class C	—	—	—	—	12.98
	—	—	—	—	12.70
	—	—	—	—	10.45
	—	—	—	—	10.98
	—	—	—	—	15.78
Class L (11)	—	—	—	—	13.40
	—	—	—	—	13.04
	—	—	—	—	10.68
	—	—	—	—	11.16
	—	—	—	—	15.96
Class M (11)	—	—	—	—	13.00
	—	—	—	—	12.72
	—	—	—	—	10.46
	—	—	—	—	10.99
	—	—	—	—	15.80
Class X	—	—	—	—	12.97
	—	—	—	—	12.69
	—	—	—	—	10.44
	—	—	—	—	10.97
	—	—	—	—	15.77

	Supplemental Data			Ratios of Expenses to Average Net Assets(2)
	Total Return(1)	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(2)
STRATEGIC PARTNERS MANAGED OTC FUND:
Class A	(1.54)%	$1,442	17%	1.50%	2.25%	(1.17)%
Class B	(2.72)%	541	17%	2.25%	3.00%	(1.94)%
Class C	3.31%	11,209	17%	2.25%	3.00%	(1.98)%
	51.25%	13,526	17%	2.25%	2.93%	(1.96)%
	(36.26)%	7,688	30%	2.25%	3.10%	(2.06)%
	(69.43)%	7,760	54%	2.25%	3.14%	(1.93)%
	(17.90)%	6,927	1%	2.25%	2.82%	(1.58)%
Class L (11)	4.08%	7,284	17%	1.75%	2.50%	(1.48)%
	52.17%	9,161	17%	1.75%	2.42%	(1.46)%
	(36.36)%	5,076	30%	1.75%	2.58%	(1.56)%
	(69.22)%	6,805	54%	1.75%	2.59%	(1.42)%
	(17.80)%	7,052	1%	1.75%	2.40%	(1.11)%
Class M (11)	3.29%	14,462	17%	2.25%	3.00%	(1.98)%
	51.88%	17,120	17%	2.25%	2.93%	(1.96)%
	(36.51)%	10,978	30%	2.25%	3.09%	(2.06)%
	(69.34)%	13,664	54%	2.25%	3.13%	(1.92)%
	(17.80)%	12,048	1%	2.25%	2.73%	(1.57)%
Class X	3.29%	1,588	17%	2.25%	3.00%	(1.98)%
	51.88%	1,756	17%	2.25%	2.92%	(1.96)%
	(36.51)%	739	30%	2.25%	3.07%	(2.06)%
	(69.31)%	1,106	54%	2.25%	3.23%	(1.94)%
	(17.90)%	835	1%	2.25%	2.81%	(1.55)%
STRATEGIC PARTNERS CAPITAL GROWTH FUND:
Class A	(2.11)%	$18,159	78%	1.55%	1.69%	(0.47)%
Class B	(2.55)%	3,034	78%	2.30%	2.44%	(1.21)%
Class C	2.20%	167,119	78%	2.30%	2.44%	(1.37)%
	21.88%	178,255	81%	2.30%	2.51%	(1.52)%
	(5.10)%	144,397	103%	2.30%	2.50%	(1.51)%
	(30.37)%	156,021	133%	2.30%	2.44%	(1.26)%
	8.90%	249,913	108%	2.28%	2.36%	(1.11)%
Class L (11)	2.76%	139,498	78%	1.80%	1.94%	(0.87)%
	22.44%	148,052	81%	1.80%	2.01%	(1.02)%
	(4.57)%	124,022	103%	1.80%	2.00%	(1.01)%
	(30.03)%	149,093	133%	1.80%	1.94%	(0.76)%
	9.47%	232,611	108%	1.78%	1.87%	(0.61)%
Class M (11)	2.20%	329,320	78%	2.30%	2.44%	(1.36)%
	21.96%	320,738	81%	2.30%	2.51%	(1.53)%
	(5.10)%	282,066	103%	2.30%	2.50%	(1.51)%
	(30.44)%	331,904	133%	2.30%	2.44%	(1.26)%
	8.89%	534,179	108%	2.28%	2.36%	(1.11)%
Class X	2.21%	58,784	78%	2.30%	2.44%	(1.36)%
	21.90%	53,036	81%	2.30%	2.51%	(1.52)%
	(5.10)%	45,557	103%	2.30%	2.50%	(1.51)%
	(30.39)%	51,745	133%	2.30%	2.44%	(1.26)%
	8.83%	79,187	108%	2.28%	2.36%	(1.11)%

See Notes to Financial Statements.

				Increase (Decrease) from Investment Operations
	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations
STRATEGIC PARTNERS CONCENTRATED GROWTH FUND(9):
Class A	10/31/04	(10)(12)	$11.70	$(0.04)	$(0.46)	$(0.50)
Class B	10/31/04	(10)(12)	10.16	(0.07)	(0.43)	(0.50)
Class C	10/31/04	(12)	9.53	(0.13)	0.24	0.11
	10/31/03	(12)	8.51	(0.13)	1.15	1.02
	10/31/02	(12)	10.91	(0.12)	(2.28)	(2.40)
	10/31/01	(12)	20.10	(0.07)	(9.12)	(9.19)
	10/31/00	(12)	19.47	(0.21)	0.84	0.63
Class L (11)	10/31/04	(12)	10.99	(0.10)	0.28	0.18
	10/31/03	(12)	9.76	(0.10)	1.33	1.23
	10/31/02	(12)	12.44	(0.12)	(2.56)	(2.68)
	10/31/01	(12)	22.80	0.01	(10.37)	(10.36)
	10/31/00	(12)	21.97	(0.11)	0.94	0.83
Class M (11)	10/31/04	(12)	9.56	(0.14)	0.25	0.11
	10/31/03	(12)	8.54	(0.13)	1.15	1.02
	10/31/02	(12)	10.94	(0.12)	(2.28)	(2.40)
	10/31/01	(12)	20.14	(0.07)	(9.13)	(9.20)
	10/31/00	(12)	19.50	(0.21)	0.85	0.64
Class X	10/31/04	(12)	9.57	(0.14)	0.25	0.11
	10/31/03	(12)	8.55	(0.13)	1.15	1.02
	10/31/02	(12)	10.95	(0.11)	(2.29)	(2.40)
	10/31/01	(12)	20.17	(0.07)	(9.15)	(9.22)
	10/31/00	(12)	19.52	(0.22)	0.87	0.65
STRATEGIC PARTNERS CORE VALUE FUND:
Class A	10/31/04	(10)(12)	$12.21	$0.06	$0.02	$0.08
Class B	10/31/04	(10)(12)	12.17	0.01	0.02	0.03
Class C	10/31/04	(12)	10.95	0.02	1.25	1.27
	10/31/03	(12)	8.88	0.04	2.05	2.09
	10/31/02	(12)	9.73	0.03	(0.85)	(0.82)
	10/31/01	(7)(12)	10.00	0.01	(0.28)	(0.27)
Class L (11)	10/31/04	(12)	10.99	0.07	1.27	1.34
	10/31/03	(12)	8.92	0.10	2.04	2.14
	10/31/02	(12)	9.77	0.08	(0.86)	(0.78)
	10/31/01	(7)(12)	10.00	0.05	(0.28)	(0.23)
Class M (11)	10/31/04	(12)	10.95	0.02	1.25	1.27
	10/31/03	(12)	8.88	0.04	2.05	2.09
	10/31/02	(12)	9.74	0.03	(0.86)	(0.83)
	10/31/01	(7)(12)	10.00	0.01	(0.27)	(0.26)
Class X	10/31/04	(12)	10.95	0.02	1.25	1.27
	10/31/03	(12)	8.88	0.04	2.05	2.09
	10/31/02	(12)	9.73	0.03	(0.85)	(0.82)
	10/31/01	(7)(12)	10.00	0.02	(0.29)	(0.27)

	Less Distributions
	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS CONCENTRATED GROWTH FUND(9):
Class A	$—	$—	$—	$—	$11.20
Class B	—	—	—	—	9.66
Class C	—	—	—	—	9.64
	—	—	—	—	9.53
	—	—	—	—	8.51
	—	—	—	—	10.91
	—	—	—	—	20.10
Class L (11)	—	—	—	—	11.17
	—	—	—	—	10.99
	—	—	—	—	9.76
	—	—	—	—	12.44
	—	—	—	—	22.80
Class M (11)	—	—	—	—	9.67
	—	—	—	—	9.56
	—	—	—	—	8.54
	—	—	—	—	10.94
	—	—	—	—	20.14
Class X	—	—	—	—	9.68
	—	—	—	—	9.57
	—	—	—	—	8.55
	—	—	—	—	10.95
	—	—	—	—	20.17
STRATEGIC PARTNERS CORE VALUE FUND:
Class A	$—	$—	$—	$—	$12.29
Class B	—	—	—	—	12.20
Class C	(0.04)	—	—	(0.04)	12.18
	(0.02)	—	—	(0.02)	10.95
	(0.01)	—	(0.02)	(0.03)	8.88
	—	—	—	—	9.73
Class L (11)	(0.07)	—	—	(0.07)	12.26
	(0.07)	—	—	(0.07)	10.99
	(0.05)	—	(0.02)	(0.07)	8.92
	—	—	—	—	9.77
Class M (11)	(0.04)	—	—	(0.04)	12.18
	(0.02)	—	—	(0.02)	10.95
	(0.01)	—	(0.02)	(0.03)	8.88
	—	—	—	—	9.74
Class X	(0.04)	—	—	(0.04)	12.18
	(0.02)	—	—	(0.02)	10.95
	(0.01)	—	(0.02)	(0.03)	8.88
	—	—	—	—	9.73

	Supplemental Data			Ratios of Expenses to Average Net Assets(2)
	Total Return(1)	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(2)
STRATEGIC PARTNERS CONCENTRATED GROWTH FUND(9):
Class A	(4.27)%	$10,089	16%	1.50%	1.92%	(0.66)%
Class B	(4.92)%	1,609	16%	2.25%	2.67%	(1.39)%
Class C	1.15%	61,542	16%	2.25%	2.67%	(1.39)%
	11.99%	87,291	107%	2.25%	2.76%	(1.48)%
	(22.00)%	99,201	76%	2.25%	2.67%	(1.19)%
	(45.72)%	185,968	54%	2.25%	2.47%	(0.45)%
	3.24%	421,207	32%	2.22%	2.31%	(0.95)%
Class L (11)	1.64%	71,664	16%	1.75%	2.17%	(0.89)%
	12.60%	102,837	107%	1.75%	2.26%	(0.98)%
	(21.54)%	112,352	76%	1.75%	2.16%	(1.05)%
	(45.44)%	210,590	54%	1.75%	1.98%	0.05%
	3.78%	463,777	32%	1.72%	1.81%	(0.45)%
Class M (11)	1.15%	217,028	16%	2.25%	2.67%	(1.39)%
	11.94%	283,005	107%	2.25%	2.76%	(1.48)%
	(21.94)%	309,908	76%	2.25%	2.67%	(1.21)%
	(45.68)%	556,811	54%	2.25%	2.47%	(0.45)%
	3.28%	1,219,774	32%	2.22%	2.31%	(0.95)%
Class X	1.15%	37,951	16%	2.25%	2.67%	(1.39)%
	11.93%	47,264	107%	2.25%	2.76%	(1.48)%
	(21.92)%	49,108	76%	2.25%	2.67%	(1.11)%
	(45.71)%	82,210	54%	2.25%	2.47%	(0.45)%
	3.33%	172,382	32%	2.22%	2.31%	(0.96)%
STRATEGIC PARTNERS CORE VALUE FUND:
Class A	0.66%	$1,722	35%	1.45%	1.93%	0.93%
Class B	0.25%	235	35%	2.20%	2.68%	0.15%
Class C	11.64%	11,311	35%	2.20%	2.68%	0.15%
	23.64%	14,337	21%	2.20%	2.72%	0.41%
	(8.49)%	7,212	14%	2.20%	3.25%	0.30%
	(2.70)%	3,040	9%	2.20%	4.73%	0.22%
Class L (11)	12.24%	8,595	35%	1.70%	2.18%	0.63%
	24.15%	8,450	21%	1.70%	2.21%	0.91%
	(8.16)%	4,537	14%	1.70%	2.76%	0.75%
	(2.20)%	1,677	9%	1.70%	3.95%	0.70%
Class M (11)	11.64%	20,874	35%	2.20%	2.68%	0.13%
	23.64%	15,304	21%	2.20%	2.72%	0.42%
	(8.58)%	9,378	14%	2.20%	3.26%	0.29%
	(2.60)%	3,867	9%	2.20%	5.57%	0.22%
Class X	11.64%	4,098	35%	2.20%	2.68%	0.14%
	23.64%	2,829	21%	2.20%	2.72%	0.43%
	(8.49)%	2,217	14%	2.20%	3.28%	0.30%
	(2.70)%	514	9%	2.20%	4.75%	0.23%

				Increase (Decrease) from Investment Operations
	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations
STRATEGIC PARTNERS MANAGED INDEX 500 FUND:
Class A	10/31/04	(10)(12)	$9.06	$0.03	$(0.20)	$(0.17)
Class B	10/31/04	(10)(12)	8.87	(0.01)	(0.19)	(0.20)
Class C	10/31/04	(12)	8.16	(0.03)	0.53	0.50
	10/31/03	(12)	6.85	(0.01)	1.32	1.31
	10/31/02	(12)	8.08	(0.02)	(1.21)	(1.23)
	10/31/01	(12)	10.20	(0.02)	(2.09)	(2.11)
	10/31/00	(4)(12)	10.00	(0.03)	0.23	0.20
Class L (11)	10/31/04	(12)	8.32	0.02	0.53	0.55
	10/31/03	(12)	6.95	0.03	1.34	1.37
	10/31/02	(12)	8.15	0.02	(1.22)	(1.20)
	10/31/01	(12)	10.24	0.02	(2.10)	(2.08)
	10/31/00	(4)(12)	10.00	0.03	0.21	0.24
Class M (11)	10/31/04	(12)	8.16	(0.03)	0.53	0.50
	10/31/03	(12)	6.85	(0.01)	1.32	1.31
	10/31/02	(12)	8.08	(0.02)	(1.21)	(1.23)
	10/31/01	(12)	10.20	(0.02)	(2.09)	(2.11)
	10/31/00	(4)(12)	10.00	(0.03)	0.23	0.20
Class X	10/31/04	(12)	8.15	(0.03)	0.53	0.50
	10/31/03	(12)	6.84	(0.01)	1.32	1.31
	10/31/02	(12)	8.06	(0.02)	(1.20)	(1.22)
	10/31/01	(12)	10.20	(0.02)	(2.11)	(2.13)
	10/31/00	(4)(12)	10.00	(0.03)	0.23	0.20
STRATEGIC PARTNERS EQUITY INCOME FUND:
Class A	10/31/04	(10)(12)	$13.28	$0.04	$(0.33)	$(0.29)
Class B	10/31/04	(10)(12)	12.98	(0.01)	(0.34)	(0.35)
Class C	10/31/04	(12)	11.57	(0.03)	1.07	1.04
	10/31/03	(12)	9.40	(0.02)	2.19	2.17
	10/31/02	(12)	12.09	(0.03)	(2.36)	(2.39)
	10/31/01	(12)	13.67	(0.07)	(0.92)	(0.99)
	10/31/00	(12)	12.31	(0.03)	1.39	1.36
Class L (11)	10/31/04	(12)	11.83	0.03	1.10	1.13
	10/31/03	(12)	9.56	0.03	2.24	2.27
	10/31/02	(12)	12.23	0.03	(2.40)	(2.37)
	10/31/01	(12)	13.76	—	(0.94)	(0.94)
	10/31/00	(12)	12.33	0.04	1.39	1.43
Class M (11)	10/31/04	(12)	11.58	(0.03)	1.08	1.05
	10/31/03	(12)	9.41	(0.02)	2.19	2.17
	10/31/02	(12)	12.10	(0.03)	(2.36)	(2.39)
	10/31/01	(12)	13.69	(0.07)	(0.93)	(1.00)
	10/31/00	(12)	12.32	(0.02)	1.39	1.37
Class X	10/31/04	(12)	11.56	(0.03)	1.08	1.05
	10/31/03	(12)	9.39	(0.02)	2.19	2.17
	10/31/02	(12)	12.08	(0.03)	(2.36)	(2.39)
	10/31/01	(12)	13.66	(0.06)	(0.93)	(0.99)
	10/31/00	(12)	12.30	(0.02)	1.38	1.36

	Less Distributions
	From Net Investment Income		In Excess of Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS MANAGED INDEX 500 FUND:
Class A	$—	+	$—	$—	$— +	$8.89
Class B	—		—	—	—	8.67
Class C	—		—	—	—	8.66
	—		—	—	—	8.16
	—		—	—	—	6.85
	—		—	(0.01)	(0.01)	8.08
	—		—	—	—	10.20
Class L (11)	—	+	—	—	— +	8.87
	—		—	—	—	8.32
	—		—	—	—	6.95
	—	+	—	(0.01)	(0.01)	8.15
	—		—	—	—	10.24
Class M (11)	—		—	—	—	8.66
	—		—	—	—	8.16
	—		—	—	—	6.85
	—		—	(0.01)	(0.01)	8.08
	—		—	—	—	10.20
Class X	—		—	—	—	8.65
	—		—	—	—	8.15
	—		—	—	—	6.84
	—		—	(0.01)	(0.01)	8.06
	—		—	—	—	10.20
STRATEGIC PARTNERS EQUITY INCOME FUND:
Class A	$—		$—	$—	$—	$12.99
Class B	—		—	—	—	12.63
Class C	—		—	—	—	12.61
	—		—	—	—	11.57
	—		—	(0.30)	(0.30)	9.40
	—		—	(0.59)	(0.59)	12.09
	—		—	—	—	13.67
Class L (11)	—		—	—	—	12.96
	—		—	—	—	11.83
	—		—	(0.30)	(0.30)	9.56
	—		—	(0.59)	(0.59)	12.23
	—		—	—	—	13.76
Class M (11)	—		—	—	—	12.63
	—		—	—	—	11.58
	—		—	(0.30)	(0.30)	9.41
	—		—	(0.59)	(0.59)	12.10
	—		—	—	—	13.69
Class X	—		—	—	—	12.61
	—		—	—	—	11.56
	—		—	(0.30)	(0.30)	9.39
	—		—	(0.59)	(0.59)	12.08
	—		—	—	—	13.66

	Supplemental Data			Ratios of Expenses to Average Net Assets(2)
	Total Return(1)	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(2)
STRATEGIC PARTNERS MANAGED INDEX 500 FUND:
Class A	(1.86)%	$7,558	29%	1.25%	1.56%	0.60%
Class B	(2.25)%	1,288	29%	2.00%	2.31%	(0.13)%
Class C	6.13%	29,631	29%	2.00%	2.31%	(0.30)%
	19.12%	36,069	39%	2.00%	2.35%	(0.09)%
	(15.22)%	31,253	19%	2.00%	2.33%	(0.20)%
	(20.74)%	30,585	30%	2.00%	2.35%	(0.26)%
	2.00%	25,239	107%	2.04%	2.56%	(0.25)%
Class L (11)	6.63%	24,137	29%	1.50%	1.81%	0.19%
	19.71%	31,579	39%	1.50%	1.84%	0.40%
	(14.72)%	26,122	19%	1.50%	1.83%	(0.30)%
	(20.36)%	24,163	30%	1.50%	1.86%	0.24%
	2.40%	19,437	107%	1.54%	2.00%	0.30%
Class M (11)	6.13%	79,069	29%	2.00%	2.31%	(0.30)%
	19.12%	77,502	39%	2.00%	2.34%	(0.10)%
	(15.22)%	64,146	19%	2.00%	2.33%	(0.20)%
	(20.74)%	53,206	30%	2.00%	2.36%	(0.27)%
	2.00%	34,025	107%	2.04%	2.53%	(0.25)%
Class X	6.14%	7,253	29%	2.00%	2.31%	(0.30)%
	19.15%	7,459	39%	2.00%	2.35%	(0.09)%
	(15.14)%	6,964	19%	2.00%	2.33%	(0.21)%
	(20.94)%	5,918	30%	2.00%	2.36%	(0.26)%
	2.00%	4,959	107%	2.04%	2.50%	(0.25)%
STRATEGIC PARTNERS EQUITY INCOME FUND:
Class A	(2.18)%	$9,032	54%	1.40%	1.78%	0.59%
Class B	(2.70)%	1,061	54%	2.15%	2.53%	(0.21)%
Class C	8.99%	42,450	54%	2.15%	2.53%	(0.28)%
	23.09%	53,779	60%	2.15%	2.59%	(0.17)%
	(20.39)%	50,779	88%	2.15%	2.54%	(0.25)%
	(7.59)%	64,103	128%	2.15%	2.44%	(0.51)%
	11.05%	47,592	135%	2.23%	2.59%	(0.20)%
Class L (11)	9.55%	41,796	54%	1.65%	2.03%	0.21%
	23.74%	55,064	60%	1.65%	2.09%	0.32%
	(19.99)%	47,611	88%	1.65%	2.04%	0.25%
	(7.16)%	66,446	128%	1.65%	1.94%	(0.01)%
	11.60%	49,218	135%	1.73%	2.09%	0.31%
Class M (11)	9.07%	110,231	54%	2.15%	2.53%	(0.28)%
	23.06%	116,211	60%	2.15%	2.59%	(0.17)%
	(20.37)%	106,401	88%	2.15%	2.54%	(0.25)%
	(7.65)%	152,314	128%	2.15%	2.44%	(0.51)%
	11.12%	110,793	135%	2.23%	2.59%	(0.19)%
Class X	9.08%	28,451	54%	2.15%	2.53%	(0.28)%
	23.11%	28,840	60%	2.15%	2.59%	(0.17)%
	(20.41)%	25,972	88%	2.15%	2.54%	(0.24)%
	(7.60)%	36,297	128%	2.15%	2.44%	(0.51)%
	11.06%	33,141	135%	2.23%	2.60%	(0.18)%

FINANCIAL HIGHLIGHTS

Per Share Data

(for a Share Outstanding Throughout Each Period)

				Increase (Decrease) from Investment Operations
	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations
STRATEGIC PARTNERS GROWTH WITH INCOME FUND:
Class A	10/31/04	(10)(12)	$8.42	$(0.01)	$0.02	$0.01
Class B	10/31/04	(10)(12)	8.24	(0.04)	0.01	(0.03)
Class C	10/31/04	(12)	7.65	(0.06)	0.62	0.56
	10/31/03	(12)	6.79	(0.05)	0.91	0.86
	10/31/02	(12)	8.11	(0.06)	(1.26)	(1.32)
	10/31/01	(12)	10.67	(0.07)	(2.49)	(2.56)
	10/31/00	(4)(12)	10.00	(0.08)	0.75	0.67
Class L (11)	10/31/04	(12)	7.80	(0.02)	0.63	0.61
	10/31/03	(12)	6.89	(0.01)	0.92	0.91
	10/31/02	(12)	8.19	(0.02)	(1.28)	(1.30)
	10/31/01	(12)	10.73	(0.03)	(2.51)	(2.54)
	10/31/00	(4)(12)	10.00	(0.03)	0.76	0.73
Class M (11)	10/31/04	(12)	7.65	(0.06)	0.62	0.56
	10/31/03	(12)	6.80	(0.05)	0.90	0.85
	10/31/02	(12)	8.12	(0.06)	(1.26)	(1.32)
	10/31/01	(12)	10.68	(0.07)	(2.49)	(2.56)
	10/31/00	(4)(12)	10.00	(0.07)	0.75	0.68
Class X	10/31/04	(12)	7.64	(0.06)	0.62	0.56
	10/31/03	(12)	6.79	(0.05)	0.90	0.85
	10/31/02	(12)	8.12	(0.06)	(1.27)	(1.33)
	10/31/01	(12)	10.69	(0.07)	(2.50)	(2.57)
	10/31/00	(4)(12)	10.00	(0.08)	0.77	0.69
STRATEGIC PARTNERS CAPITAL INCOME FUND (9):
Class A	10/31/04	(10)(12)	$12.41	$0.03	$(0.34)	$(0.31)
Class B	10/31/04	(10)(12)	12.44	(0.01)	(0.35)	(0.36)
Class C	10/31/04	(12)	11.76	(0.05)	0.38	0.33
	10/31/03	(12)	10.43	0.04	1.34	1.38
	10/31/02	(12)	12.13	0.07	(1.67)	(1.60)
	10/31/01	(12)	14.54	0.13	(2.42)	(2.29)
	10/31/00	(12)	13.68	0.15	1.04	1.19
Class L (11)	10/31/04	(12)	11.74	0.03	0.35	0.38
	10/31/03	(12)	10.41	0.10	1.34	1.44
	10/31/02	(12)	12.11	0.13	(1.67)	(1.54)
	10/31/01	(12)	14.51	0.20	(2.41)	(2.21)
	10/31/00	(12)	13.66	0.22	1.03	1.25
Class M (11)	10/31/04	(12)	11.77	(0.05)	0.37	0.32
	10/31/03	(12)	10.43	0.04	1.35	1.39
	10/31/02	(12)	12.14	0.07	(1.68)	(1.61)
	10/31/01	(12)	14.55	0.13	(2.42)	(2.29)
	10/31/00	(12)	13.69	0.15	1.04	1.19
Class X	10/31/04	(12)	11.75	(0.05)	0.38	0.33
	10/31/03	(12)	10.43	0.04	1.33	1.37
	10/31/02	(12)	12.13	0.07	(1.67)	(1.60)
	10/31/01	(12)	14.53	0.14	(2.42)	(2.28)
	10/31/00	(12)	13.68	0.14	1.04	1.18

	Less Distributions
	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS GROWTH WITH INCOME FUND:
Class A	$—	$—	$—	$—	$8.43
Class B	—	—	—	—	8.21
Class C	—	—	—	—	8.21
	—	—	—	—	7.65
	—	—	—	—	6.79
	—	—	—	—	8.11
	—	—	—	—	10.67
Class L (11)	—	—	—	—	8.41
	—	—	—	—	7.80
	—	—	—	—	6.89
	—	—	—	—	8.19
	—	—	—	—	10.73
Class M (11)	—	—	—	—	8.21
	—	—	—	—	7.65
	—	—	—	—	6.80
	—	—	—	—	8.12
	—	—	—	—	10.68
Class X	—	—	—	—	8.20
	—	—	—	—	7.64
	—	—	—	—	6.79
	—	—	—	—	8.12
	—	—	—	—	10.69
STRATEGIC PARTNERS CAPITAL INCOME FUND (9):
Class A	$—	$—	$—	$—	$12.10
Class B	—	—	—	—	12.08
Class C	(0.01)	—	—	(0.01)	12.08
	(0.05)	—	—	(0.05)	11.76
	(0.10)	—	—	(0.10)	10.43
	(0.12)	—	—	(0.12)	12.13
	(0.14)	—	(0.19)	(0.33)	14.54
Class L (11)	(0.04)	—	—	(0.04)	12.08
	(0.11)	—	—	(0.11)	11.74
	(0.16)	—	—	(0.16)	10.41
	(0.19)	—	—	(0.19)	12.11
	(0.21)	—	(0.19)	(0.40)	14.51
Class M (11)	(0.01)	—	—	(0.01)	12.08
	(0.05)	—	—	(0.05)	11.77
	(0.10)	—	—	(0.10)	10.43
	(0.12)	—	—	(0.12)	12.14
	(0.14)	—	(0.19)	(0.33)	14.55
Class X	(0.01)	—	—	(0.01)	12.07
	(0.05)	—	—	(0.05)	11.75
	(0.10)	—	—	(0.10)	10.43
	(0.12)	—	—	(0.12)	12.13
	(0.14)	—	(0.19)	(0.33)	14.53

	Supplemental Data			Ratios of Expenses to Average Net Assets(2)
	Total Return(1)	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(2)
STRATEGIC PARTNERS GROWTH WITH INCOME FUND:
Class A	0.12%	$1,384	88%	1.55%	2.36%	(0.13)%
Class B	(0.36)%	182	88%	2.30%	3.11%	(0.87)%
Class C	7.32%	5,865	88%	2.30%	3.11%	(0.74)%
	12.67%	7,909	79%	2.30%	2.98%	(0.65)%
	(16.28)%	7,592	88%	2.30%	2.92%	(0.80)%
	(23.99)%	9,084	64%	2.30%	2.93%	(0.77)%
	6.70%	6,681	65%	2.30%	3.06%	(0.76)%
Class L (11)	7.82%	7,589	88%	1.80%	2.61%	(0.24)%
	13.21%	9,764	79%	1.80%	2.48%	(0.15)%
	(15.87)%	9,978	88%	1.80%	2.43%	(0.30)%
	(23.67)%	11,312	64%	1.80%	2.43%	(0.27)%
	7.30%	7,301	65%	1.80%	2.54%	(0.29)%
Class M (11)	7.32%	18,287	88%	2.30%	3.11%	(0.75)%
	12.50%	18,875	79%	2.30%	2.98%	(0.65)%
	(16.26)%	17,075	88%	2.30%	2.92%	(0.80)%
	(23.97)%	20,584	64%	2.30%	2.91%	(0.77)%
	6.80%	16,156	65%	2.30%	3.17%	(0.72)%
Class X	7.33%	2,531	88%	2.30%	3.11%	(0.74)%
	12.52%	2,935	79%	2.30%	2.98%	(0.64)%
	(16.38)%	2,817	88%	2.30%	2.92%	(0.81)%
	(24.04)%	4,153	64%	2.30%	2.91%	(0.77)%
	6.90%	3,487	65%	2.30%	3.06%	(0.76)%
STRATEGIC PARTNERS CAPITAL INCOME FUND (9):
Class A	(2.50)%	$2,912	116%	1.42%	1.59%	0.51%
Class B	(2.89)%	391	116%	2.17%	2.34%	(0.19)%
Class C	2.79%	26,559	116%	2.17%	2.34%	(0.44)%
	13.31%	39,614	104%	2.17%	2.35%	0.41%
	(13.33)%	38,192	36%	2.17%	2.30%	0.60%
	(15.83)%	56,530	25%	2.17%	2.21%	0.98%
	8.78%	56,401	63%	2.14%	2.26%	1.02%
Class L (11)	3.22%	26,486	116%	1.67%	1.84%	0.06%
	13.91%	37,203	104%	1.67%	1.85%	0.92%
	(12.91)%	39,223	36%	1.67%	1.80%	1.10%
	(15.39)%	56,537	25%	1.67%	1.71%	1.48%
	9.35%	54,424	63%	1.64%	1.76%	1.51%
Class M (11)	2.70%	73,297	116%	2.17%	2.34%	(0.43)%
	13.41%	91,942	104%	2.17%	2.35%	0.42%
	(13.40)%	97,872	36%	2.17%	2.30%	0.60%
	(15.82)%	139,634	25%	2.17%	2.21%	0.98%
	8.86%	138,391	63%	2.14%	2.26%	1.02%
Class X	2.79%	21,000	116%	2.17%	2.34%	(0.43)%
	13.22%	25,797	104%	2.17%	2.35%	0.42%
	(13.33)%	27,589	36%	2.17%	2.30%	0.60%
	(15.77)%	37,635	25%	2.17%	2.21%	0.99%
	8.79%	42,330	63%	2.14%	2.26%	1.02%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per Share Data

(for a Share Outstanding Throughout Each Period)

				Increase (Decrease) from Investment Operations
	Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized & Unrealized Gain (Loss)		Total from Investment Operations
STRATEGIC PARTNERS BALANCED FUND:
Class A	10/31/04	(10)	$12.58	$0.08		$—		$0.08
Class B	10/31/04	(10)	12.54	0.03		0.03		0.06
Class C	10/31/04		11.83	0.06		0.74		0.80
	10/31/03	(12)	10.47	0.08		1.39		1.47
	10/31/02	(12)	11.50	0.14	(a)	(1.03	)(a)	(0.89)
	10/31/01	(12)	13.10	0.15		(1.64)		(1.49)
	10/31/00	(12)	12.80	0.16		0.40		0.56
Class L (11)	10/31/04		11.87	0.11		0.75		0.86
	10/31/03	(12)	10.50	0.13		1.41		1.54
	10/31/02	(12)	11.54	0.19	(a)	(1.04	)(a)	(0.85)
	10/31/01	(12)	13.14	0.21		(1.64)		(1.43)
	10/31/00	(12)	12.85	0.23		0.39		0.62
Class M (11)	10/31/04		11.84	0.06		0.73		0.79
	10/31/03	(12)	10.47	0.08		1.40		1.48
	10/31/02	(12)	11.50	0.14	(a)	(1.03	)(a)	(0.89)
	10/31/01	(12)	13.10	0.15		(1.64)		(1.49)
	10/31/00	(12)	12.81	0.16		0.39		0.55
Class X	10/31/04		11.83	0.06		0.73		0.79
	10/31/03	(12)	10.47	0.08		1.39		1.47
	10/31/02	(12)	11.50	0.14	(a)	(1.03	)(a)	(0.89)
	10/31/01	(12)	13.09	0.15		(1.63)		(1.48)
	10/31/00	(12)	12.80	0.16		0.39		0.55
STRATEGIC PARTNERS HIGH YIELD BOND FUND:
Class A	10/31/04	(10)	$7.37	$0.29		$0.16		$0.45
Class B	10/31/04	(10)	7.36	0.26		0.16		0.42
Class C	10/31/04		7.23	0.46		0.31		0.77
	10/31/03	(12)	6.26	0.50		0.98		1.48
	10/31/02	(12)	6.96	0.55	(b)	(0.68	)(b)	(0.13)
	10/31/01	(12)	8.02	0.71		(1.06)		(0.35)
	10/31/00	(12)	9.13	0.80		(1.11)		(0.31)
Class L (11)	10/31/04		7.23	0.49		0.31		0.80
	10/31/03	(12)	6.26	0.53		0.98		1.51
	10/31/02	(12)	6.96	0.59	(b)	(0.69	)(b)	(0.10)
	10/31/01	(12)	8.02	0.75		(1.06)		(0.31)
	10/31/00	(12)	9.13	0.85		(1.11)		(0.26)
Class M (11)	10/31/04		7.22	0.46		0.31		0.77
	10/31/03	(12)	6.25	0.49		0.98		1.48
	10/31/02	(12)	6.96	0.55	(b)	(0.69	)(b)	(0.14)
	10/31/01	(12)	8.02	0.71		(1.06)		(0.35)
	10/31/00	(12)	9.13	0.80		(1.11)		(0.31)
Class X	10/31/04		7.22	0.46		0.31		0.77
	10/31/03	(12)	6.25	0.49		0.98		1.48
	10/31/02	(12)	6.95	0.55	(b)	(0.68	)(b)	(0.13)
	10/31/01	(12)	8.01	0.71		(1.06)		(0.35)
	10/31/00	(12)	9.13	0.80		(1.12)		(0.32)

	Less Distributions
	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains	Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS BALANCED FUND:
Class A	$(0.06)	$—	$—	$(0.06)	$12.60
Class B	(0.03)	—	—	(0.03)	12.57
Class C	(0.07)	—	—	(0.07)	12.56
	(0.11)	—	—	(0.11)	11.83
	(0.14)	—	—	(0.14)	10.47
	(0.11)	—	—	(0.11)	11.50
	(0.13)	—	(0.13)	(0.26)	13.10
Class L (11)	(0.13)	—	—	(0.13)	12.60
	(0.17)	—	—	(0.17)	11.87
	(0.19)	—	—	(0.19)	10.50
	(0.17)	—	—	(0.17)	11.54
	(0.20)	—	(0.13)	(0.33)	13.14
Class M (11)	(0.07)	—	—	(0.07)	12.56
	(0.11)	—	—	(0.11)	11.84
	(0.14)	—	—	(0.14)	10.47
	(0.11)	—	—	(0.11)	11.50
	(0.13)	—	(0.13)	(0.26)	13.10
Class X	(0.07)	—	—	(0.07)	12.55
	(0.11)	—	—	(0.11)	11.83
	(0.14)	—	—	(0.14)	10.47
	(0.11)	—	—	(0.11)	11.50
	(0.13)	—	(0.13)	(0.26)	13.09
STRATEGIC PARTNERS HIGH YIELD BOND FUND:
Class A	$(0.30)	$—	$—	$(0.30)	$7.52
Class B	(0.27)	—	—	(0.27)	7.51
Class C	(0.49)	—	—	(0.49)	7.51
	(0.51)	—	—	(0.51)	7.23
	(0.57)	—	—	(0.57)	6.26
	(0.71)	—	—	(0.71)	6.96
	(0.80)	—	—	(0.80)	8.02
Class L (11)	(0.52)	—	—	(0.52)	7.51
	(0.54)	—	—	(0.54)	7.23
	(0.60)	—	—	(0.60)	6.26
	(0.75)	—	—	(0.75)	6.96
	(0.85)	—	—	(0.85)	8.02
Class M (11)	(0.49)	—	—	(0.49)	7.50
	(0.51)	—	—	(0.51)	7.22
	(0.57)	—	—	(0.57)	6.25
	(0.71)	—	—	(0.71)	6.96
	(0.80)	—	—	(0.80)	8.02
Class X	(0.49)	—	—	(0.49)	7.50
	(0.51)	—	—	(0.51)	7.22
	(0.57)	—	—	(0.57)	6.25
	(0.71)	—	—	(0.71)	6.95
	(0.80)	—	—	(0.80)	8.01

	Supplemental Data			Ratios of Expenses to Average Net Assets(2)
	Total Return(1)	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(2)
STRATEGIC PARTNERS BALANCED FUND:
Class A	0.68%	$4,451	216%	1.40%	1.71%	1.24%
Class B	0.39%	862	216%	2.15%	2.46%	0.49%
Class C	6.80%	18,375	216%	2.15%	2.46%	0.44%
	14.16%	23,359	129%	2.15%	2.51%	0.75%
	(7.87)%	22,188	119%	2.15%	2.45%	1.21	%(a)
	(11.44)%	32,294	122%	2.15%	2.41%	1.22%
	4.35%	36,859	119%	2.14%	2.42%	1.21%
Class L (11)	7.30%	22,716	216%	1.65%	1.96%	0.93%
	14.79%	31,493	129%	1.65%	2.01%	1.25%
	(7.46)%	29,785	119%	1.65%	1.96%	1.71	%(a)
	(10.96)%	37,523	122%	1.65%	1.91%	1.71%
	4.87%	38,001	119%	1.64%	1.91%	1.71%
Class M (11)	6.71%	68,387	216%	2.15%	2.46%	0.44%
	14.25%	69,656	129%	2.15%	2.51%	0.75%
	(7.87)%	67,109	119%	2.15%	2.46%	1.21	%(a)
	(11.44)%	86,075	122%	2.15%	2.41%	1.22%
	4.27%	93,323	119%	2.14%	2.42%	1.21%
Class X	6.71%	15,859	216%	2.15%	2.46%	0.44%
	14.26%	16,254	129%	2.15%	2.51%	0.75%
	(7.96)%	16,048	119%	2.15%	2.46%	1.21	%(a)
	(11.38)%	21,106	122%	2.15%	2.41%	1.22%
	4.27%	23,269	119%	2.14%	2.42%	1.20%
STRATEGIC PARTNERS HIGH YIELD BOND FUND:
Class A	6.47%	$7,587	49%	1.25%	1.46%	7.05%
Class B	6.04%	502	49%	2.00%	2.21%	6.30%
Class C	10.96%	26,291	49%	2.00%	2.21%	6.37%
	24.34%	37,091	48%	2.00%	2.18%	7.19%
	(2.24)%	22,882	35%	2.00%	2.23%	8.08	%(b)
	(4.58)%	16,599	31%	2.00%	2.33%	9.33%
	(3.68)%	12,637	20%	2.00%	2.27%	9.14%
Class L (11)	11.50%	23,262	49%	1.50%	1.71%	6.86%
	24.96%	36,377	48%	1.50%	1.68%	7.63%
	(1.75)%	23,613	35%	1.50%	1.74%	8.58	%(b)
	(4.10)%	26,426	31%	1.50%	1.82%	9.77%
	(3.20)%	16,581	20%	1.50%	1.78%	9.68%
Class M (11)	10.96%	105,842	49%	2.00%	2.21%	6.38%
	24.37%	127,974	48%	2.00%	2.18%	7.19%
	(2.39)%	83,293	35%	2.00%	2.23%	8.10	%(b)
	(4.58)%	80,038	31%	2.00%	2.33%	9.40%
	(3.68)%	73,413	20%	2.00%	2.27%	9.14%
Class X	11.11%	14,682	49%	2.00%	2.21%	6.37%
	24.20%	15,306	48%	2.00%	2.18%	7.24%
	(2.25)%	12,882	35%	2.00%	2.24%	8.12	%(b)
	(4.59)%	14,777	31%	2.00%	2.34%	9.46%
	(3.80)%	16,953	20%	2.00%	2.28%	9.16%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per Share Data

(for a Share Outstanding Throughout Each Period)

			Increase (Decrease) from Investment Operations
	Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized & Unrealized Gain (Loss)			Total from Investment Operations
STRATEGIC PARTNERS BOND FUND (9):
Class A	10/31/04(10)(12)	$10.71	$0.12			$0.22		$0.34
Class B	10/31/04(10)(12)	10.60	0.08			0.22		0.30
Class C	10/31/04(12)	10.76	0.14			0.39		0.53
	10/31/03(12)	10.72	0.19			0.42		0.61
	10/31/02(12)	10.93	0.28	(a)		0.06	(a)	0.34
	10/31/01(12)	10.08	0.43			0.85		1.28
	10/31/00(12)	10.01	0.53			0.07		0.60
Class L (11)	10/31/04(12)	10.87	0.19			0.40		0.59
	10/31/03(12)	10.83	0.24			0.43		0.67
	10/31/02(12)	11.04	0.34	(a)		0.06	(a)	0.40
	10/31/01(12)	10.18	0.48			0.86		1.34
	10/31/00(12)	10.11	0.58			0.07		0.65
Class M (11)	10/31/04(12)	10.76	0.14			0.39		0.53
	10/31/03(12)	10.73	0.19			0.41		0.60
	10/31/02(12)	10.93	0.28	(a)		0.07	(a)	0.35
	10/31/01(12)	10.08	0.43			0.85		1.28
	10/31/00(12)	10.01	0.53			0.07		0.60
Class X	10/31/04(12)	10.78	0.14			0.39		0.53
	10/31/03(12)	10.74	0.20			0.42		0.62
	10/31/02(12)	10.94	0.28	(a)		0.07	(a)	0.35
	10/31/01(12)	10.09	0.43			0.85		1.28
	10/31/00(12)	10.02	0.53			0.07		0.60
STRATEGIC PARTNERS MONEY MARKET FUND (9):
Class C	10/31/04	$1.00	$—	+	$	— +		$—	+
	10/31/03(12)	1.00	—	+		—	+	—	+
	10/31/02(12)	1.00	0.001			—	+	0.001
	10/31/01(12)	1.00	0.030			—	+	0.030
	10/31/00(12)	1.00	0.043			—		0.043
Class D	10/31/04(10)	1.00	—	+		—	+	—
Class L (11)	10/31/04	1.00	0.010			—	+	0.010
	10/31/03(12)	1.00	0.005			—	+	0.005
	10/31/02(12)	1.00	0.006			—	+	0.006
	10/31/01(12)	1.00	0.040			—	+	0.040
	10/31/00(12)	1.00	0.048			—		0.048
Class M (11)	10/31/04	1.00	—	+		—	+	—	+
	10/31/03(12)	1.00	—	+		—	+	—	+
	10/31/02(12)	1.00	0.001			—	+	0.001
	10/31/01(12)	1.00	0.030			—	+	0.030
	10/31/00(12)	1.00	0.042			—		0.042
Class X	10/31/04	1.00	—	+		—	+	—	+
	10/31/03(12)	1.00	—	+		—	+	—	+
	10/31/02(12)	1.00	0.001			—	+	0.001
	10/31/01(12)	1.00	0.030			—	+	0.030
	10/31/00(12)	1.00	0.042			—		0.042

	Less Distributions
	From Net Investment Income	In Excess of Net Investment Income	From Net Realized Gains		Total Distributions	Net Asset Value End of Period
STRATEGIC PARTNERS BOND FUND (9):
Class A	$(0.14)	$—	$—		$(0.14)	$10.91
Class B	(0.09)	—	—		(0.09)	10.81
Class C	(0.18)	—	(0.32)		(0.50)	10.79
	(0.24)	—	(0.33)		(0.57)	10.76
	(0.30)	—	(0.25)		(0.55)	10.72
	(0.43)	—	—		(0.43)	10.93
	(0.53)	—	—		(0.53)	10.08
Class L (11)	(0.24)	—	(0.32)		(0.56)	10.90
	(0.30)	—	(0.33)		(0.63)	10.87
	(0.36)	—	(0.25)		(0.61)	10.83
	(0.48)	—	—		(0.48)	11.04
	(0.58)	—	—		(0.58)	10.18
Class M (11)	(0.18)	—	(0.32)		(0.50)	10.79
	(0.24)	—	(0.33)		(0.57)	10.76
	(0.30)	—	(0.25)		(0.55)	10.73
	(0.43)	—	—		(0.43)	10.93
	(0.53)	—	—		(0.53)	10.08
Class X	(0.18)	—	(0.32)		(0.50)	10.81
	(0.25)	—	(0.33)		(0.57)	10.78
	(0.30)	—	(0.25)		(0.55)	10.74
	(0.43)	—	—		(0.43)	10.94
	(0.53)	—	—		(0.53)	10.09
STRATEGIC PARTNERS MONEY MARKET FUND (9):
Class C	$ — +	$—	$—		$— +	$1.00
	— +	—	—	+	— +	1.00
	(0.001)	—	—	+	(0.001)	1.00
	(0.030)	—	—	+	(0.030)	1.00
	(0.043)	—	—		(0.043)	1.00
Class D	— +	—	—		(0.003)	1.00
Class L (11)	0.010	—	—		(0.005)	1.00
	(0.005)	—	—	+	(0.005)	1.00
	(0.006)	—	—	+	(0.006)	1.00
	(0.040)	—	—	+	(0.040)	1.00
	(0.048)	—	—		(0.048)	1.00
Class M (11)	— +	—	—		— +	1.00
	— +	—	—	+	— +	1.00
	(0.001)	—	—	+	(0.001)	1.00
	(0.030)	—	—	+	(0.030)	1.00
	(0.043)	—	—		(0.043)	1.00
Class X	— +	—	—		— +	1.00
	— +	—	—	+	— +	1.00
	(0.001)	—	—	+	(0.001)	1.00
	(0.030)	—	—	+	(0.030)	1.00
	(0.043)	—	—		(0.043)	1.00

	Supplemental Data			Ratios of Expenses to Average Net Assets(2)
	Total Return(1)	Net Assets at End of Period (in 000’s)	Portfolio Turnover Rate	Net Operating Expenses (after Expense Reimbursement and Waiver)(3)	Net Operating Expenses (before Expense Reimbursement and Waiver)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets(2)
STRATEGIC PARTNERS BOND FUND (9):
Class A	3.39%	$14,745	132%	1.05%	1.28%	2.07%
Class B	2.94%	956	132%	1.80%	2.03%	1.31%
Class C	5.34%	52,454	132%	1.80%	2.03%	1.33%
	5.81%	86,927	260%	2.00%	2.05%	1.83%
	3.61%	104,916	250%	2.00%	2.07%	2.59	%(a)
	13.04%	75,605	394%	2.00%	2.06%	3.82%
	6.16%	27,548	464%	1.94%	2.11%	5.26%
Class L (11)	5.97%	58,104	132%	1.30%	1.53%	1.81%
	6.29%	97,836	260%	1.50%	1.54%	2.27%
	4.26%	109,692	250%	1.50%	1.57%	3.10	%(a)
	13.49%	93,305	394%	1.50%	1.54%	4.21%
	6.67%	34,799	464%	1.43%	1.59%	5.61%
Class M (11)	5.45%	178,505	132%	1.80%	2.03%	1.32%
	5.71%	247,291	260%	2.00%	2.05%	1.82%
	3.71%	287,193	250%	2.00%	2.07%	2.60	%(a)
	13.03%	217,344	394%	2.00%	2.06%	3.90%
	6.16%	102,417	464%	1.94%	2.11%	5.26%
Class X	5.32%	28,567	132%	1.80%	2.03%	1.31%
	5.80%	36,801	260%	2.00%	2.05%	1.82%
	3.72%	41,855	250%	2.00%	2.07%	2.61	%(a)
	13.02%	32,044	394%	2.00%	2.07%	3.98%
	6.16%	21,185	464%	1.94%	2.11%	5.28%
STRATEGIC PARTNERS MONEY MARKET FUND (9):
Class C	0.00%	$22,084	—	1.23%	1.90%	0.01%
	0.00%	45,723	—	1.32%	1.92%	— +
	0.15%	73,787	—	1.89%	1.96%	0.13%
	3.09%	73,282	—	1.91%	1.91%	2.95%
	4.33%	31,743	—	1.98%	1.98%	4.43%
Class D	0.29%	15,973	—	0.83%	1.38%	0.51%
Class L (11)	0.50%	44,800	—	0.72%	1.40%	0.50%
	0.50%	103,228	—	0.80%	1.42%	0.50%
	0.65%	135,044	—	1.39%	1.46%	0.66%
	3.61%	176,679	—	1.41%	1.41%	3.55%
	4.85%	108,598	—	1.48%	1.48%	5.03%
Class M (11)	0.00%	79,944	—	1.25%	1.91%	0.01%
	0.00%	120,172	—	1.31%	1.92%	— +
	0.15%	157,867	—	1.89%	1.96%	0.14%
	3.09%	147,983	—	1.91%	1.91%	2.78%
	4.33%	75,980	—	1.98%	1.98%	4.27%
Class X	0.00%	16,830	—	1.25%	1.91%	0.01%
	0.00%	24,933	—	1.30%	1.92%	— +
	0.15%	32,558	—	1.89%	1.96%	0.14%
	3.09%	30,941	—	1.91%	1.91%	2.95%
	4.33%	18,632	—	1.98%	1.98%	4.16%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per Share Data

(for a Share Outstanding Throughout Each Period)

(1)	Total return for Class X shares does not reflect the payment of bonus shares.
(2)	Annualized for periods less than one year.
(3)	Includes commissions received by American Skandia Marketing, Incorporated under the Funds’ Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
(4)	Commenced operations on November 1, 1999.
(5)	Commenced operations on March 1, 2000.
(6)	Commenced operations on September 11, 2000.
(7)	Commenced operations on March 1, 2001.
(8)	Commenced operations on May 1, 2002.
(9)	For the Periods ended 10/31/00, 10/31/01, and 10/31/02 the Portfolio Turnover Rate, Ratios of Expenses and Ratios of Net Investment Income (Loss) represent the combined ratios for the respective Fund and its respective pro rata share of its Master Portfolio. On 9/27/02 these Funds withdrew their net assets-in-kind from its corresponding ASMT Portfolio.
(10)	Opened on April 12, 2004.
(11)	Converted from classes A and B to classes L and M, respectively on April 12, 2004.
(12)	Calculations are based on the average daily number of shares outstanding.
(a)	The reclassification of paydown gains and losses as discussed in Note 2 of the Notes to Financial Statements had a (0.01) per share effect for American Century Strategic Balanced and no per share effect for PIMCO Total Return Bond. For American Century Strategic Balanced and PIMCO Total Return Bond the Ratio of Net Investment Income (Loss) would have been 1.64%, 1.14%, 1.14%, and 1.14%, and 3.19%, 2.70%, 2.69%, and 2.71% for Class A, Class B, Class C, and Class X, respectively, without the reclassification of paydown gains and losses for the year ended 10/31/02. Ratios for prior periods have not been restated to reflect this change.
(b)	The adoption of the change in amortization method had a 0.01 per share effect for Federated High Yield Bond. Without the change in amortization method the Net Investment Income Ratio would have been 8.71%, 8.23%, 8.21%, and 8.25% for Class A, Class B, Class C, and Class X, respectively. Ratios for prior periods have not been restated to reflect this change.
+	Less than $0.0005

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Strategic Partners Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Strategic Partners Mutual Funds, Inc. (comprised of the funds listed in the attachment to the Report of Independent Registered Public Accounting Firm, hereafter referred to as the “Funds”), as of October 31, 2004, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended October 31, 2003 and the financial highlights for the periods presented prior to November 1, 2003, were audited by other auditors, whose report dated December 19, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2004, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP LOGO

New York, New York

December 17, 2004

Attachment to the Report of Independent Registered Public Accounting Firm

Strategic Partners Health Sciences Fund

Strategic Partners Money Market Fund

Strategic Partners Managed OTC Fund

Strategic Partners Small Cap Growth Opportunity Fund

Strategic Partners Balanced Fund

Strategic Partners Core Value Fund

Strategic Partners Equity Income Fund

Strategic Partners Capital Growth Fund

Strategic Partners High Yield Bond Fund

Strategic Partners Managed Small Cap Growth Fund

Strategic Partners Growth with Income Fund

Strategic Partners Small Company Fund

Strategic Partners International Growth Fund

Strategic Partners Technology Fund

Strategic Partners Capital Income Fund

Strategic Partners Mid Cap Growth Fund

Strategic Partners Bond Fund

Strategic Partners Managed Index 500 Fund

Strategic Partners Concentrated Growth Fund

Strategic Partners Relative Value Fund

UNAUDITED

For the year ended October 31, 2004, the tax character of the dividends paid was:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
International Growth	$99,023	—	$99,023
Relative Value	—	$2,765,028	2,765,028
Core Value	170,681	—	170,681
Managed Index 500	5,076	—	5,076
Capital Income	215,631	—	215,631
Balanced	990,489	—	990,489
High Yield Bond	13,040,803	—	13,040,803
Bond	13,904,063	6,119,869	20,023,932
Money Market	448,697	—	448,697

For federal income tax purposes, ordinary income dividends and short-term capital gain distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

As required by the Internal Revenue Code, the following percentages of investment company taxable income for the year ended October 31, 2004 have been designated as 1) qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003 and 2) dividends received deduction eligible for corporate shareholders:

	QUALIFIED DIVIDEND INCOME	DIVIDENDS RECEIVED DEDUCTION
International Growth	100.00%	3.89%
Relative Value	38.18%	41.73%
Core Value	100.00%	100.00%
Balanced	100.00%	100.00%

International Growth paid foreign taxes of $386,698 and recognized foreign source income of $2,087,462. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the fiscal year ended October 31, 2004.

SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

A meeting of the Company’s shareholders was held on May 3, 2004. The meeting was held for the following purposes:

To approve the Plan of Reorganization of the Company on behalf of the ASAF International Growth Fund and the ASAF William Blair International Growth Fund.

To approve the Plan of Reorganization of the Company on behalf of the ASAF T. Rowe Price Tax Managed Fund and the ASAF Marsico Capital Growth Fund.

The results of the proxy solicitation on the preceding matters were:

MATTER	VOTES FOR	VOTES AGAINST	ABSTENTIONS
Reorganization plan between the ASAF International Growth Fund and the ASAF William Blair International Growth Fund	3,320,739	71,892	110,256
Reorganization plan between the ASAF Alliance Growth Fund and the ASAF Marsico Capital Growth Fund	351,773	16,428	10,086

A meeting of the Company’s shareholders was held on June 28, 2004. The meeting was held for the following purposes:

To approve the Plan of Reorganization of the Company on behalf of the Strategic Partners Managed Large Cap Growth Fund and the Jennison Growth Fund.

The results of the proxy solicitation on the preceding matters were:

MATTER	VOTES FOR	VOTES AGAINST	ABSTENTIONS
Reorganization plan between the Strategic Partners Managed Large Cap Growth Fund and the Jennison Growth Fund	148,693	745	2,191

MANAGEMENT OF THE FUND (UNAUDITED)

Information pertaining to the Directors of the Funds is set forth below. Directors who are not deemed to be “interested persons” of the Funds, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Funds are referred to as “Interested Directors.” “Fund Complex”+ consists of the Funds and any other investment companies managed by PI.

INDEPENDENT DIRECTORS(2)

DAVID E.A. CARSON (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

ROBERT E. LA BLANC (70), Director since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

DOUGLAS H. MCCORKINDALE (65), Director since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

RICHARD A. REDEKER (61), Director since 2003(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

ROBIN B. SMITH (65), Director since 2003(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

STEPHEN D. STONEBURN (61), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

MANAGEMENT OF THE FUND (UNAUDITED)

CLAY T. WHITEHEAD (65), Director since 2003(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

INTERESTED DIRECTORS(1)

JUDY A. RICE (56), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

ROBERT F. GUNIA (57), Vice President and Director since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

OFFICERS(2)

WILLIAM V. HEALEY (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

MARYANNE RYAN (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

LEE D. AUGSBURGER (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years):Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer - Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

GRACE C. TORRES (45), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

+	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.
(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or “PIM”) or the Distributor (Prudential Investment Management Services LLC or PIMS).
(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.
(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.
(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

ADDITIONAL INFORMATION (UNAUDITED)

Commencing after April 30, 2004, the Funds file a complete portfolio of holdings on the Funds’ first and third quarter-end on Form N-Q with the Securities and Exchange commission (the “Commission”). Form N-Q will be available on the Commission’s website at HTTP://WWW.SEC.GOV or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

Strategic Partners International Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	7.78%	–3.30%	2.44%
Class L	4.19	–3.61	2.19
Class M	3.92	–3.49	2.44
Class X	6.52	–3.20	2.68

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	9.91%	–3.11%	2.59%
Class L	10.00	–2.62	3.08
Class M	9.92	–3.12	2.57
Class X	10.02	–3.10	2.57

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 12/31/97.

The graph compares a $10,000 investment in the Strategic Partners International Growth Fund (Class L shares) with a similar investment in the MSCI EAFE® Index by portraying the initial account values at the commencement of operations of Class A shares (December 31, 1997) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The MSCI EAFE® Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. MSCI EAFE® Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE® Index may differ substantially from the securities in the Fund. The MSCI EAFE® Index is not the only index that may be used to characterize performance of global/international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Small Cap Growth Opportunity Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	–15.97%	–10.42%	–0.34%
Class L	–18.74	–10.89	–0.57
Class M	–19.37	–10.75	–0.34
Class X	–17.44	–10.53	–0.15

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	–14.30%	–10.42%	–0.34%
Class L	–13.80	–9.98	0.14
Class M	–14.22	–10.39	–0.34
Class X	–14.31	–10.43	–0.36

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

The graph compares a $10,000 investment in the Strategic Partners Small Cap Growth Opportunity Fund (Class L shares) with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations for Class L shares (July 28, 1997) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. The Russell 2000 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Managed Small Cap Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	–1.99%	–13.91%
Class L	–5.21	–14.56
Class M	–5.80	–14.28
Class X	–3.44	–13.98

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	0.00%	–13.91%
Class L	0.59	–13.47
Class M	0.20	–13.91
Class X	0.20	–13.87

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 3/1/00.

The graph compares a $10,000 investment in the Strategic Partners Managed Small Cap Growth Fund (Class L shares) with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations for Class L shares (March 1, 2000) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. The Russell 2000 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Small Company Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	12.14%	12.14%	6.41%
Class L	8.33	11.56	6.20
Class M	8.37	11.92	6.43
Class X	10.98	12.34	6.69

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	14.30%	12.14%	6.41%
Class L	14.90	12.72	6.96
Class M	14.36	12.17	6.43
Class X	14.27	12.17	6.43

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

The graph compares a $10,000 investment in the Strategic Partners Small Company Fund (Class L shares) with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations for Class L shares (July 28, 1997) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. The Russell 2000 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and Class X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of small-company stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Mid Cap Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	7.02%	–19.00%
Class L	3.15	–19.76
Class M	3.12	–19.35
Class X	5.72	–19.11

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	9.14%	–19.00%
Class L	9.51	–18.60
Class M	9.12	–18.96
Class X	9.14	–19.00

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 9/11/00.

The graph compares a $10,000 investment in the Strategic Partners Mid Cap Growth Fund (Class L shares) with a similar investment in the S&P MidCap 400 Index by portraying the initial account values at the commencement of operations of Class L shares (September 11, 2000) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of mid-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Relative Value Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	13.04%	11.10%	11.20%
Class L	9.18	10.75	10.86
Class M	9.21	11.07	11.28
Class X	11.91	11.48	11.60

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	15.21%	11.33%	11.38%
Class L	15.81	11.89	11.92
Class M	15.21	11.33	11.38
Class X	15.18	11.33	11.34

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 8/19/98.

The graph compares a $10,000 investment in the Strategic Partners Relative Value Fund (Class L shares) with a similar investment in the S&P MidCap 400 Index by portraying the initial account values at the commencement of operations of Class L shares (August 19, 1998) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of small- to mid-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Technology Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	–7.10%	–27.86%
Class L	–10.14	–28.40
Class M	–10.84	–28.28
Class X	–8.57	–27.89

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	–5.13%	–27.86%
Class L	–4.66	–27.37
Class M	–5.15	–27.93
Class X	–5.11	–27.79

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 9/11/00.

The graph compares a $10,000 investment in the Strategic Partners Technology Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (September 11, 2000) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables reflect the share class expense structure in effect at the close of the fiscal period, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Health Sciences Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	2.82%	2.13%
Class L	–0.63	1.21
Class M	–1.09	1.57
Class X	1.48	2.08

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	4.90%	2.40%
Class L	5.42	2.86
Class M	4.91	2.35
Class X	5.00	2.43

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 3/1/01.

The graph compares a $10,000 investment in the Strategic Partners Health Sciences Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (March 1, 2001) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6% and, 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Managed OTC Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	1.47%	–28.47%
Class L	–1.92	–29.15
Class M	–2.71	–28.75
Class X	–0.27	–28.50

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	3.31%	–28.47%
Class L	4.08	–28.13
Class M	3.29	–28.40
Class X	3.29	–28.40

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 9/11/00.

The graph compares a $10,000 investment in the Strategic Partners Managed OTC Fund (Class L shares) with a similar investment in the NASDAQ-100 Index by portraying the initial account values at the commencement of operations for Class L shares (September 11, 2000) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. The NASDAQ-100 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The NASDAQ-100 Index is an unmanaged, modified, capitalization-weighted index of the 100 largest and most active nonfinancial domestic and international issues listed on the NASDAQ. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6% and, 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Capital Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	0.18%	–2.38%	4.13%
Class L	–3.18	–2.68	3.85
Class M	–3.80	–2.57	4.19
Class X	–1.39	–2.30	4.44

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	2.20%	–2.18%	4.30%
Class L	2.76	–1.67	4.85
Class M	2.20	–2.17	4.32
Class X	2.21	–2.19	4.28

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 8/19/98.

The graph compares a $10,000 investment in the Strategic Partners Capital Growth Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (8/19/98) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Concentrated Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	–0.89%	–13.12%	–0.49%
Class L	–4.20	–13.55	–0.68
Class M	–4.85	–13.44	–0.45
Class X	–2.47	–13.19	–0.24

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	1.15%	–13.12%	–0.49%
Class L	1.64	–12.65	0.03
Class M	1.15	–13.09	–0.45
Class X	1.15	–13.09	–0.44

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

The graph compares a $10,000 investment in the Strategic Partners Concentrated Growth Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (July 28, 1997) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Core Value Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	9.53%	5.50%
Class L	5.79	4.61
Class M	5.64	5.07
Class X	8.28	5.54

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	11.64%	5.78%
Class L	12.24	6.31
Class M	11.64	5.78
Class X	11.64	5.78

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 3/1/01.

The graph compares a $10,000 investment in the Strategic Partners Core Value Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (March 1, 2001) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Managed Index 500 Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	4.11%	–2.83%
Class L	0.47	–3.36
Class M	0.13	–3.22
Class X	2.64	–2.96

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	6.13%	–2.83%
Class L	6.63	–2.35
Class M	6.13	–2.83
Class X	6.14	–2.85

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 11/1/99.

The graph compares a $10,000 investment in the Strategic Partners Managed Index 500 Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (November 1, 1999) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Equity Income Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	6.88%	1.65%	4.34%
Class L	3.27	1.32	4.09
Class M	3.07	1.49	4.40
Class X	5.66	1.80	4.64

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	8.99%	1.85%	4.49%
Class L	9.55	2.36	5.00
Class M	9.07	1.86	4.51
Class X	9.08	1.87	4.49

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 12/31/97.

The graph compares a $10,000 investment in the Strategic Partners Equity Income Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (December 31, 1997) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Growth with Income Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	5.22%	–3.87%
Class L	1.57	–4.40
Class M	1.32	–4.26
Class X	3.86	–4.00

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Since Inception
Class A	N/A	N/A
Class B	N/A	N/A
Class C	7.32%	–3.87%
Class L	7.82	–3.40
Class M	7.32	–3.87
Class X	7.33	–3.89

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 11/1/99.

The graph compares a $10,000 investment in the Strategic Partners Growth with Income Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (November 1, 1999) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M and Class X shares are subject to a maximum CDSC of 5%, 1%, 6% and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Capital Income Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	0.76%	–1.56%	3.47%
Class L	–2.75	–2.09	3.22
Class M	–3.30	–1.94	3.47
Class X	–0.79	–1.65	3.70

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	2.79%	–1.56%	3.47%
Class L	3.22	–1.08	3.96
Class M	2.70	–1.56	3.47
Class X	2.79	–1.56	3.46

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

The graph compares a $10,000 investment in the Strategic Partners Capital Income Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (July 28, 1997) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Balanced Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	4.73%	0.75%	4.11%
Class L	1.17	0.20	3.91
Class M	0.71	0.35	4.11
Class X	3.23	0.65	4.34

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	6.80%	0.75%	4.11%
Class L	7.30	1.24	4.65
Class M	6.71	0.73	4.11
Class X	6.71	0.73	4.10

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.75% (Class L shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

The graph compares a $10,000 investment in the Strategic Partners Balanced Fund (Class L shares) with a similar investment in the Blended Index by portraying the initial account values at the commencement of operations for Class L shares (July 28, 1997) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. The Blended Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The Blended Index is an unmanaged index that is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Corporate Bond Index at 40%. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of balanced stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners High Yield Bond Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	8.90%	4.18%	3.69%
Class L	6.78	3.99	3.74
Class M	4.96	4.08	3.82
Class X	7.74	4.46	4.10

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	10.96%	4.39%	3.84%
Class L	11.50	4.91	4.36
Class M	10.96	4.36	3.82
Class X	11.11	4.36	3.83

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The Maximum initial sales charge is 4.50% (Class A shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

The graph compares a $10,000 investment in the Strategic Partners High Yield Bond Fund (Class L shares) with a similar investment in the Merrill Lynch (ML) High Yield Master II Index and the Lehman Brothers U.S. Corporate High Yield Index by portraying the initial account values at the commencement of operations for Class L shares (July 28, 1997) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. The Merrill Lynch (ML) High Yield Master II Index and the Lehman Brothers U.S. Corporate High Yield Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The ML High Yield Master II Index is an unmanaged index of publicly traded, nonconvertible U.S. bonds rated below investment grade. The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index that is generally representative of corporate bonds rated below investment grade. It comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 or BB+ (including defaulted issues), and at least one year to maturity. It gives a broad look at how bond prices have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of high yield bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 4.50% and 4.25% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Bond Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	3.28%	6.51%	5.67%
Class L	1.48	6.32	6.36
Class M	–0.55	6.43	5.82
Class X	7.95	7.04	5.74

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Since Inception
Class A	N/A	N/A	N/A
Class B	N/A	N/A	N/A
Class C	5.34%	6.72%	5.81%
Class L	5.97	7.25	6.36
Class M	5.45	6.74	5.82
Class X	5.32	6.59	5.73

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

The graph compares a $10,000 investment in the Strategic Partners Bond Fund (Class L shares) with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index by portraying the initial account values at the commencement of operations of Class L shares (July 28, 1997) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only Index that may be used to characterize performance of taxable bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 4.50% and 4.25% respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6% respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

Strategic Partners Mutual Funds, Inc.

■MAIL	■TELEPHONE	■WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING

The Board of Directors of the Funds has delegated to the Funds’ investment advisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Funds’ website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS

David E.A. Carson•Robert F. Gunia•Robert E. La Blanc•Douglas H. McCorkindale•Richard A. Redeker•Judy A. Rice• Robin B. Smith•Stephen D. Stoneburn•Clay T. Whitehead

OFFICERS

Judy A. Rice, President•Robert F. Gunia, Vice President•Grace C. Torres, Treasurer and Principal Financial and Accounting Officer•William V. Healey, Chief Legal Officer and Assistant Secretary•Deborah A. Docs, Secretary•Maryanne Ryan, Anti-Money Laundering Compliance Officer•Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS	Alliance Capital Management, L.P.	1345 Avenue of the Americas New York, NY 10105

	American Century Investment Management, Inc.	4500 Main Street Kansas City, MO 64111

	Deutsche Asset Management, Inc.	345 Park Avenue New York, NY 10154

	The Dreyfus Corporation	200 Park Avenue New York, NY 10166

	GAMCO Investors, Inc. (Gabelli Asset Management Company)	One Corporate Center Rye, NY 10580

	Goldman Sachs Asset Management, L.P.	32 Old Slip New York, NY 10005

	A I M Capital Management, Inc.	11 Greenway Plaza Houston, TX 77046

	Marsico Capital Management, LLC	1200 Seventeenth Street Suite 1300 Denver, CO 80202

	Massachusetts Financial Services Company (MFS)	500 Boylston Street Boston, MA 02116

	Neuberger Berman Management Inc.	605 Third Avenue New York, NY 10158

	Pacific Investment Management Company LLC (PIMCO)	840 Newport Center Drive Suite 300 Newport Beach, CA 92660

	ProFund Advisors LLC	7501 Wisconsin Avenue Bethesda, MD 20814

	Sanford C. Bernstein & Co., LLC	767 Fifth Avenue New York, NY 10153

	State Street Research & Management Company	One Financial Center Boston, MA 02111

	T. Rowe Price Associates, Inc.	100 East Pratt Street Baltimore, Maryland 21202

	Wells Capital Management, Inc.	525 Market Street San Francisco, CA 94105

	William Blair & Company, L.L.C.	222 West Adams Street Chicago, IL 60606

DISTRIBUTORS	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

	American Skandia Marketing, Incorporated	One Corporate Drive Shelton, CT 06484

CUSTODIANS	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

	JP Morgan Chase Bank	4 MetroTech Center Brooklyn, NY 11245

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

ADMINISTRATOR	PFPC Inc.	103 Bellevue Parkway Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus for the Funds contains this and other information about the Funds. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, Strategic Partners Mutual Funds, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Strategic Partners Mutual Funds, Inc., PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.strategicpartners.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Mutual Funds, Inc.

MFSP601E      IFS-A098933      Ed. 12/2004

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-2991, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal year ended October 31, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $354,200 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended October 31, 2003, so no information for that fiscal year is provided.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 9 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Directors adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Funds’ website at www.strategicpartners.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Strategic Partners Mutual Funds, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Directors

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, Strategic Partners Mutual Funds, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Strategic Partners Mutual Funds, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Strategic Partners Mutual Funds, Inc.

By	(Signature and Title)*	/s/ William V. Healey
William V. Healey
Chief Legal Officer

Date	December 21, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	December 21, 2004

By	(Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	December 21, 2004

*	Print the name and title of each signing officer under his or her signature.